UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

ITEM 1. REPORT TO SHAREHOLDERS

Wells Fargo Advantage International Bond Fund

Annual Report

October 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM) .
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $210 billion in assets under management, as of October 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Income Plus Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage International Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

During the period, global fixed income markets fluctuated between periods of risk aversion and corresponding recoveries in investor confidence that drove bond prices higher and yields lower.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage International Bond Fund, which covers the 12-month period that ended October 31, 2012. During the period, the prices of global fixed income markets fluctuated during periods of risk aversion and corresponding recoveries in investor confidence that drove bond prices higher and yields lower. On the whole, global bond markets generated positive returns during the period, benefitting from strong rallies over the final three months of the period in the corporate bond and securitized sectors. The lower-rated credit tiers and longest maturity segments of the fixed-income markets outperformed the higher-quality and shorter-maturity segments during the period, overcoming spates of risk aversion that temporarily damaged security valuations in the spring months of 2012.

Global credit markets were roiled by the European debt crisis.

The 12-month period began on the heels of an escalating credit crisis in Europe that crescendoed in August 2011 and echoed into September. October 2011 saw a modest recovery with the formal announcement of a European debt deal late in the month. These leading events set the tone for the 12-month period that began in November 2011. That prospect of a default in Greek bonds resurfaced in November, stirring waves of global risk aversion that led to resurgent rallies in U.S. Treasuries with declines in the prices of riskier sovereign bonds in Europe, and a sharp decline in high-yield bond prices across the globe.

Fortunately, risk aversion abated in December 2011 with a strong recovery in bond pricing that seemed to bolster investor confidence and fortified a trend of declining spreads that carried into the first two months of 2012. Most investment-grade global fixed-income markets continued to generate positive returns during these months, but were nonetheless hindered by spates of risk aversion that would routinely flare up and demand further intervention from central banks in Europe and the U.S. The global bond markets were enthralled to central bank policies in Europe—decisive policy-making would bolster markets while re-escalating crises in Greece and Spain would undercut confidence.

Improving economic trends burgeoned in the U.S. while Europe fell into recession.

The first months of 2012 saw strengthening investor confidence in the U.S. economy despite indications of a recession in Europe. The improving conditions in the U.S. led to greater confidence in the U.S. credit markets, which began to show some resistance to the credit problems of Europe. During these months, the lowest-rated credit tiers of the U.S. domestic fixed-income markets generally performed the best, while the highest-quality credit tiers and U.S. Treasuries generally declined in value as their yields began to shift higher on expectations for a strengthening economy. In Europe, trends were not as pronounced, but growing confidence in the U.S. financial system did generally inspire renewed confidence in the valuations of bonds across the globe.

Letter to shareholders (unaudited)	Wells Fargo Advantage International Bond Fund	3

Unfortunately the trends of improving credit confidence would not last and would, once again, be undermined by the woes of Europe. As Greece neared default on its sovereign debt again, politicians began to hint at the possibility of exiting the euro. By early May 2012, the default crisis in Europe had escalated to a debate over the very viability of the euro, amplifying the crisis to an unprecedented level of worst-case consideration. Consequently, global investors once again rallied to the U.S. Treasury market, driving long-term yields to some of their lowest levels on record. That same month, U.S. Treasuries and the highest-rated credit tiers were the best performers, while the lower-rated credit tiers of the global fixed-income markets generally performed positively but underperformed those sectors.

It appeared that investors would continue to prefer higher quality over riskier asset classes as long as the problems in Europe persisted. The crisis continued to deepen into July, prompting the International Monetary Fund to warn European policymakers of a significant risk of deflation. Running counter to the woes in Europe, U.S. credit markets began to improve in June, benefiting from consistent policy commitment by the U.S. Federal Reserve Board (Fed) to maintain highly accommodative monetary conditions. In the U.S., the second half of June and the entire month of July saw strong performance in the lower-rated and longer-maturity segments of the fixed-income markets as U.S. credit markets tried to remain isolated from the crisis in Europe.

European markets finally followed suit in August and into September and October as the European Central Bank (ECB) calmed market fears by announcing a program of “unlimited bond buying” support and declaring to do “whatever it takes to preserve the euro.” Perhaps the most convincing statement of all for investors was Mario Draghi, the president of the ECB, declaring that, “the euro is irreversible.” Global credit markets responded strongly through the final months of the period, with the lowest-rated securities performing best, most notably high-yield corporate bonds and emerging markets debt. Thus, despite intermittent spikes in risk aversion and profound concerns in Europe, the 12-month period finished with a convincing positive trend of strong performance across the global fixed-income markets.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Despite intermittent spikes in risk aversion and profound concerns in Europe, the

12-month period finished with a convincing positive trend of strong performance across the global fixed-income markets.

4	Wells Fargo Advantage International Bond Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage International Bond Fund	5

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage International Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

First International Advisors, LLC

Portfolio managers

Michael Lee

Tony Norris

Alex Perrin

Christopher Wightman

Peter Wilson

Average annual total returns1 (%) as of October 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2](%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESIYX)	9-30-03	(1.02)	5.98	7.61	3.66	6.97	8.11	1.02	1.02
Class B (ESIUX)*	9-30-03	(2.09)	5.87	7.58	2.90	6.19	7.58	1.77	1.77
Class C (ESIVX)	9-30-03	1.86	6.16	7.32	2.86	6.16	7.32	1.77	1.77
Administrator Class (ESIDX)	7-30-10	–	–	–	3.89	7.14	8.27	0.96	0.85
Institutional Class (ESICX)	12-15-93	–	–	–	3.99	7.27	8.40	0.69	0.69
BofA Merrill Lynch Global Broad Market Ex. U.S. Index[4]	–	–	–	–	2.34	5.53	7.46	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk, mortgage- and asset backed securities risk, and regional risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage International Bond Fund	7

Growth of $10,000 investment[5] as of October 31, 2012

1.	Historical performance shown for Class A, Class B, Class C and Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to Class A, Class B, Class C, and Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Bond Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 11, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.03% for Class A, 1.78% for Class B, 1.78% for Class C, 0.85% for Administrator Class, and 0.73% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The BofA Merrill Lynch Global Broad Market Ex. U.S. Index tracks the performance of investment grade debt publicly issued in the major domestic and euro bond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities and excludes all securities denominated in U.S. dollars. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the BofA Merrill Lynch Global Broad Market Ex. U.S. Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage International Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

Despite the volatility of global markets, the Fund outperformed the BofA Merrill Lynch Global Broad Market Ex. U.S. Index over the period, benefiting from overweights in the high yield and emerging market sectors, as well as strategic overweights in the bond markets of countries with smaller economies.

■

The Fund’s country positioning was a significant contributor to performance during the period as overweight allocations to Australia, Brazil, Czech Republic, Hungary, South Korea, Mexico, New Zealand, Norway, Poland, and South Africa added excess returns.

■	The Fund’s duration positioning had a relatively neutral impact during the period.

■

The Fund’s sector allocation was a positive contributor to relative returns, as the underweight of the sovereign sector in preference for overweights of investment-grade and high-yield corporate bonds provided excess returns.

■	Currency management of the Fund had a broadly neutral effect on performance during the period.

Extraordinarily accommodative monetary policies continued across the largest economic regions with further quantitative easing from the U.S., U.K., and Japan.

Eurozone problems emanating from the euro-periphery countries continued to impact the non-core regions, which fell back into recession as austerity programs took hold. However, with several ambitious policy measures from the European Central Bank in the pipeline, and above all else, the political will to keep the Monetary Union together, spreads on the periphery started to stabilize as did the valuation of the euro.

The U.K. also fell back into recession as its austerity program started to take effect and the impact of recession from Europe (the UK’s biggest trading partner) took its toll. However, the U.K. did benefit from a perception of serving as a relative “safe haven” from Europe by being isolated from the euro. In Japan, political instability and potential changes impacted the markets’ belief in the government’s programs, but continuation of the Vegas program (quantitative easing Japanese style) and FX (foreign exchange) intervention seemed to support stability in both Japanese bonds and the yen in what were volatile global markets. The U.S. maintained, on a relative basis, some growth, but at the expense of higher deficits. Both the U.S. election and the approaching “fiscal cliff” became the new “risk focuses” within the markets.

With this backdrop, we decided to continue to be underweight the “old” problematic economies of the U.S., Japan and core Europe in favor of the seemingly more dynamic, less debt-burdened economies that also still provide higher yields. In Europe, as events progressed we built an index weight to the sovereign markets in both Italy and Spain.

Ten largest long-term holdings[6] (%) as of October 31, 2012
Japan, 1.00%, 9/20/21	7.60
Canada, 2.50%, 9/01/13	4.68
Canada Housing Trust, 3.35%, 12/15/20	4.68
Australia Series 25CI, 3.25%, 9/20/25	4.56
Italy Buoni Poliennali del Tesoro, 4.00%, 2/1/17	4.15
Norway, 3.75%, 5/25/21	3.89
Spain, 4.25%, 10/31/16	3.23
Malaysia, 4.26%, 9/15/16	3.03
Hungary, 6.75%, 2/12/13	2.88
Japan, 2.00%, 9/20/41	2.82

Overweight allocations to smaller economies added value during the period.

The Fund’s underweight positioning in the bond markets of Japan and the eurozone core (Germany, the Netherlands, France, etc.) added to value, as did overweight allocations to Australia, Brazil, Czech Republic, Hungary, South Korea, Mexico, New Zealand, Norway, Poland, and South Africa.

In currency positioning, allocations to the euro, Korean won, Malaysian ringgit, Norwegian krone, and Polish zloty added to value but were offset by negative performance from positioning in the Australian dollar, Brazilian real, Japanese yen, Mexican peso, and Swedish krona.

We maintained a slightly overweight exposure to both investment-grade credit and inflation-linked sovereigns as well as an off-index position to high yield corporate bonds. The Fund maintained a low tracking error in currency, as in our assessment, there was no significant trend between the major currencies.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage International Bond Fund	9

Portfolio allocation[7] as of October 31, 2012

The outlook remains better for smaller economies with higher yields, stronger fundamentals, and lower deficits.

We continue to question where sustainable growth can emerge from in the “old developed world”. Consumers remain indebted and property prices remain depressed. At the same time, energy and food prices remain at higher levels and the average standard of living continues to fall. Discretionary spending remains limited and we believe corporate investment is likely to remain curtailed if companies cannot see growth benefits.

Thus, our strategic view continues (as it has for the last three years) to underweight the old, industrialized, lower-yielding economies with structural problems and overweight those economies that not only have higher yields but also appear to have healthier, more sustainable growth, lower deficits (in some cases, surpluses), and central banks that have the ability to maneuver more freely. We continue to believe that it is best to underweight the bond markets of the U.S., the U.K., the eurozone, and Japan in favor of a diversified overweight exposure to the smaller, seemingly healthier economies, as we have done throughout much of the recent period. Similarly, we believe the currencies of those old, developed markets will likely need to decline over the long term.

Please see footnotes on page 7.

10	Wells Fargo Advantage International Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-12	Ending account value 10-31-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,040.89	$5.28	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.23	1.03%
Class B
Actual	$1,000.00	$1,036.58	$9.11	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.19	$9.02	1.78%
Class C
Actual	$1,000.00	$1,036.18	$9.11	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.19	$9.02	1.78%
Administrator Class
Actual	$1,000.00	$1,041.73	$4.36	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32	0.85%
Institutional Class
Actual	$1,000.00	$1,041.45	$3.64	0.71%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.61	0.71%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—October 31, 2012	Wells Fargo Advantage International Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 0.64%

United States: 0.64%
JPMorgan Chase & Company (Financials, Diversified Financial Services)	3.25%	9-23-22	$8,320,000	$8,519,530
NBCUniversal Media LLC (Consumer Discretionary, Media)	2.88	1-15-23	2,600,000	2,617,677

Total Corporate Bonds and Notes (Cost $11,115,395)				11,137,207

Foreign Corporate Bonds and Notes @: 20.22%

Australia: 1.30%
General Electric Capital Australia Funding (Financials, Diversified Financial Services, AUD)	6.00	3-15-19	1,405,000	1,560,621
New South Wales Treasury Corporation (Financials, Diversified Financial Services, AUD)	3.16	11-20-25	5,000,000	6,866,024
Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services, EUR)	3.75	5-16-22	2,500,000	3,607,446
Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services, EUR)	4.25	3-23-20	7,000,000	10,485,193

				22,519,284

Brazil: 0.03%
Voto-Votorantim Limited (Financials, Diversified Financial Services, EUR)	5.25	4-28-17	300,000	419,952

France: 1.79%
Casino Guichard Perrach (Consumer Discretionary, Hotels, Restaurants & Leisure, EUR)	4.38	2-8-17	4,150,000	5,928,917
Casino Guichard Perrach (Consumer Discretionary, Hotels, Restaurants & Leisure, EUR)	4.73	5-26-21	3,500,000	5,124,992
Pernod Ricard SA (Consumer Staples, Beverages, EUR)	4.88	3-18-16	3,750,000	5,386,181
Pernod Ricard SA (Consumer Staples, Beverages, EUR)	5.00	3-15-17	1,900,000	2,799,333
Pernod Ricard SA (Consumer Staples, Beverages, EUR)	7.00	1-15-15	2,450,000	3,572,906
Veolia Environnement SA (Utilities, Multi-Utilities, EUR)	4.38	1-16-17	5,650,000	8,178,379

				30,990,708

Germany: 1.94%
KFW Bankengruppe (Financials, Commercial Banks, EUR)	2.25	9-21-17	9,650,000	13,389,394
KFW Bankengruppe (Financials, Commercial Banks, NOK)	3.75	9-25-15	35,500,000	6,546,899
KFW Bankengruppe (Financials, Commercial Banks, AUD)	6.25	12-4-19	7,700,000	9,125,013
UPC Holdings BV (Consumer Discretionary, Media, EUR)	8.38	8-15-20	1,635,000	2,310,992
UPC Holdings BV (Consumer Discretionary, Media, EUR)	9.63	12-1-19	1,500,000	2,167,810

				33,540,108

Luxembourg: 4.32%
European Financial Stability Facility (Financials, Commercial Banks, EUR)	3.38	7-5-21	9,000,000	12,975,013
European Investment Bank (Financials, Commercial Banks, EUR)	2.63	3-16-20	13,100,000	18,199,029
European Investment Bank (Financials, Commercial Banks, NZD)	6.50	9-10-14	11,189,000	9,737,208
European Investment Bank (Financials, Commercial Banks, AUD)	6.50	8-7-19	16,400,000	19,236,133
Fiat Industrial Finance Europe SA (Consumer Discretionary, Automobiles, EUR)	6.25	3-9-18	3,000,000	4,146,408
Heidelberg Cement AG (Materials, Construction Materials, EUR)	8.50	10-31-19	1,730,000	2,679,819
Telenet Finance V (Consumer Discretionary, Media, EUR)	6.25	8-15-22	3,000,000	4,005,102
Zinc Capital SA (Financials, Diversified Financial Services, EUR)	8.88	5-15-18	3,025,000	3,871,841

				74,850,553

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage International Bond Fund	Portfolio of investments—October 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Netherlands: 2.53%
Bank Nederlandse Gemeenten (Financials, Commercial Banks, EUR)	2.63%	9-1-20	9,250,000	$12,687,164
BMW Finance NV (Financials, Consumer Finance, EUR)	3.63	1-29-18	3,500,000	5,038,172
Deutsche Telekom International Finance BV (Telecommunication Services, Diversified Telecommunication Services, EUR)	6.00	1-20-17	7,000,000	10,790,102
New World Resources NV (Materials, Metals & Mining, EUR)	7.38	5-15-15	2,765,000	3,619,692
Rabobank Nederland (Financials, Commercial Banks, EUR)	4.25	1-16-17	5,541,000	8,002,834
Rabobank Nederland (Financials, Commercial Banks, NZD)	6.25	7-10-14	4,361,000	3,737,629

				43,875,593

South Africa: 0.21%
Foodcorp Limited (Consumer Staples, Food & Staples Retailing, EUR)	8.75	3-1-18	2,730,000	3,680,027

Switzerland: 0.86%
Eurofima (Financials, Commercial Banks, AUD)	6.25	12-28-18	12,750,000	14,601,847
Sunrise Communications (Telecommunication Services, Diversified Telecommunication Services, EUR)	7.00	12-31-17	200,000	278,024

				14,879,871

United Kingdom: 4.87%
Anglian Water Osprey Financing plc (Utilities, Water & Sewer Revenue, GBP)	7.00	1-31-18	4,000,000	7,003,671
Aston Martin Capital Limited (Financials, Consumer Finance, GBP)	9.25	7-15-18	900,000	1,216,363
BAA Funding Limited (Transportation Revenue, Airport Revenue, EUR)	4.60	2-15-18	9,450,000	13,770,624
British American Tobacco Holdings BV (Consumer Staples, Tobacco, EUR)	5.88	3-12-15	3,800,000	5,489,426
British-American Tobacco Holdings BV (Consumer Staples, Tobacco, EUR)	4.00	7-7-20	4,370,000	6,407,267
GlaxoSmithKline plc (Health Care, Pharmaceuticals, EUR)	5.63	12-13-17	8,000,000	12,665,723
Imperial Tobacco Finance Company (Consumer Staples, Tobacco, EUR)	4.50	7-5-18	5,000,000	7,340,347
Imperial Tobacco Finance Company (Consumer Staples, Tobacco, EUR)	5.00	12-2-19	4,100,000	6,243,137
National Grid plc (Utilities, Multi-Utilities, EUR)	4.38	3-10-20	6,511,000	9,790,687
ODEON & UCI Cinemas Group (Consumer Discretionary, Hotels, Restaurants & Leisure, GBP)	9.00	8-1-18	3,200,000	5,318,917
Phones4u Finance plc (Telecommunication Services, Diversified Telecommunication Services, GBP)	9.50	4-1-18	2,410,000	4,117,622
Virgin Media Finance plc (Consumer Discretionary, Media, GBP)	8.88	10-15-19	2,143,000	3,977,004
William Hill plc (Consumer Discretionary, Hotels, Restaurants & Leisure, GBP)	7.13	11-11-16	550,000	971,880

				84,312,668

United States: 2.37%
General Electric Capital Corporation (Financials, Diversified Financial Services, NZD)	7.63	12-10-14	10,200,000	9,046,173
International Bank for Reconstruction & Development (Financials, Diversified Financial Services, EUR)	3.88	5-20-19	10,000,000	15,209,017
International Bank for Reconstruction & Development (Financials, Diversified Financial Services, AUD)	5.75	10-1-20	4,000,000	4,711,450
Iron Mountain Incorporated (Industrials, Commercial Services & Supplies, EUR)	6.75	10-15-18	1,920,000	2,522,950
National Grid USA (Utilities, Electric Utilities, EUR)	3.25	6-3-15	2,065,000	2,830,937
Pfizer Incorporated (Health Care, Pharmaceuticals, EUR)	4.75	6-3-16	4,600,000	6,764,573

				41,085,100

Total Foreign Corporate Bonds and Notes (Cost $323,717,794)				350,153,864

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage International Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @: 72.69%
Australia Series 25CI (AUD)	3.25%	9-20-25	54,185,000	$78,925,965
Bonos y Obligaciones del Estado (EUR)	3.75	10-31-15	12,500,000	16,172,866
Caisse d’Amortissement de la Dette Sociale (EUR)	4.13	4-25-17	10,735,000	15,829,059
Canada (CAD)	2.50	9-1-13	80,000,000	81,057,322
Canada (NZD)	6.25	6-16-15	13,150,000	11,620,334
Canada Housing Trust 144A (CAD)	3.35	12-15-20	74,000,000	81,006,198
Czech Republic (CZK)	3.85	9-29-21	781,130,000	46,309,366
Federal Republic of Brazil (BRL)	8.50	1-5-24	76,385,000	44,002,093
Germany (NOK)	4.00	3-4-16	40,000,000	7,450,231
Hungary (HUF)	6.75	2-12-13	10,925,000,000	49,920,669
Hungary (HUF)	6.75	11-24-17	1,110,000,000	5,134,120
Indonesia (IDR)	7.38	9-15-16	32,100,000,000	3,573,808
Indonesia Government (IDR)	8.25	6-15-32	9,300,000,000	1,154,157
Italy Buoni Poliennali del Tesoro (EUR)	3.75	8-1-21	25,000,000	30,541,816
Italy Buoni Poliennali del Tesoro (EUR)	4.00	2-1-17	54,300,000	71,911,838
Italy Buoni Poliennali del Tesoro (EUR)	4.25	2-1-19	10,200,000	13,358,219
Japan (JPY)	1.00	9-20-21	10,195,000,000	131,605,152
Japan (JPY)	2.00	9-20-41	3,840,000,000	48,862,569
Korea (KRW)	5.25	9-10-15	11,400,000,000	11,139,021
Korea (KRW)	5.25	3-10-27	33,590,000,000	38,780,249
Malaysia (MYR)	4.26	9-15-16	153,725,000	52,522,978
Mexico (MXN)	7.25	12-15-16	56,500,000	4,654,592
Mexico (MXN)	8.50	11-18-38	484,100,000	45,757,506
New Zealand (NZD)	6.00	12-15-17	49,940,000	47,248,105
Norway (NOK)	3.75	5-25-21	335,000,000	67,327,873
Nota Do Tesouro Nacional (BRL)	10.00	1-1-17	9,000,000	4,802,284
Poland (PLN)	5.25	10-25-20	146,300,000	48,318,661
Poland (PLN)	5.75	10-25-21	24,200,000	8,262,102
Province of Alberta (CAD)	2.55	12-15-22	11,750,000	11,724,471
Province of Ontario (AUD)	6.25	9-29-20	13,600,000	16,026,582
Queensland Treasury (AUD)	6.25	2-21-20	13,650,000	16,269,536
Republic of Chile (CLP)	5.50	8-5-20	531,500,000	1,197,988
Republic of Colombia (COP)	7.75	4-14-21	1,675,000,000	1,152,167
Republic of Peru (PEN)	7.84	8-12-20	2,400,000	1,146,054
Republic of South Africa (ZAR)	2.00	1-31-25	228,732,022	28,931,350
Republic of South Africa (ZAR)	2.60	3-31-28	20,815,530	2,738,012
Republic of South Africa (ZAR)	3.45	12-7-33	16,126,391	2,373,898
Republic of South Africa (ZAR)	6.50	2-28-41	32,200,000	2,908,902
Republic of South Africa (ZAR)	7.75	2-28-23	125,000,000	15,040,265
Russia (RUB)	7.85	3-10-18	165,000,000	5,632,741
Spain (EUR)	4.25	10-31-16	43,000,000	55,907,201
Spain (EUR)	5.85	1-31-22	17,850,000	23,480,280
Thailand (THB)	3.25	6-16-17	68,000,000	2,231,445
Turkey ¤ (TRY)	0.00	2-20-13	6,350,000	3,478,277
Turkey (TRY)	9.00	3-8-17	1,900,000	1,124,100

Total Foreign Government Bonds (Cost $1,200,949,690)				1,258,612,422

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage International Bond Fund	Portfolio of investments—October 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 5.11%

Bermuda: 0.36%
Qtel International Finance Limited (Telecommunication Services, Diversified Telecommunication Services)	4.75%	2-16-21	$5,550,000	$6,252,075

Brazil: 0.05%
Banco Votorantim (Financials, Commercial Banks)	5.25	2-11-16	220,000	234,850
BM&F Bovespa SA (Financials, Diversified Financial Services)	5.50	7-16-20	200,000	231,000
BRF Brasil Foods SA (Consumer Staples, Food & Staples Retailing)	5.88	6-6-22	300,000	337,500

				803,350

Cayman Islands: 1.01%
International Petroleum Investment Company Limited (Energy, Oil, Gas & Consumable Fuels)	5.00	11-15-20	5,700,000	6,341,250
Petrobras International Finance Company (Energy, Oil, Gas & Consumable Fuels)	5.38	1-27-21	860,000	974,499
Petroplus Finance Limited (Energy, Oil, Gas & Consumable Fuels)	5.75	1-20-20	6,185,000	7,129,140
Sable International Finance Limited (Telecommunication Services, Diversified Telecommunication Services)	7.75	2-15-17	2,795,000	2,990,650

				17,435,539

France: 0.12%
Total Capital International SA (Energy, Oil, Gas & Consumable Fuels)	2.70	1-25-23	2,000,000	2,069,284

Italy: 0.24%
Luxottica Group SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	3.63	3-19-19	3,000,000	4,212,317

Luxembourg: 0.50%
ArcelorMittal (Materials, Metals & Mining)	6.50	2-25-22	8,310,000	8,156,996
TNK BP Finance SA (Financials, Commercial Banks)	6.63	3-20-17	400,000	450,572

				8,607,568

Mexico: 0.51%
America Movil SAB de CV (Telecommunication Services, Wireless Telecommunication Services)	3.00	7-12-21	5,100,000	6,798,096
America Movil SAB de CV (Telecommunication Services, Wireless Telecommunication Services)	3.13	7-16-22	2,000,000	2,060,310

				8,858,406

Netherlands: 0.23%
Lukoil International Finance Company BV (Energy, Oil, Gas & Consumable Fuels)	7.25	11-5-19	200,000	241,084
Mubadala Development Company (Energy, Oil, Gas & Consumable Fuels)	5.50	4-20-21	3,200,000	3,802,394

				4,043,478

Peru: 0.53%
Banco De Credito Del Peru (Financials, Commercial Banks) (i)	4.75	3-16-16	8,640,000	9,223,200

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage International Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

South Africa: 0.17%
Eskom Holdings Limited (Utilities, Electric Utilities)	5.75%	1-26-21	$225,000	$248,625
Transnet SOC Limited (Industrials, Transportation Infrastructure)	4.50	2-10-16	2,500,000	2,657,488

				2,906,113

United Kingdom: 1.37%
HSBC Holdings plc (Financials, Commercial Banks)	4.00	3-30-22	12,190,000	13,341,004
Jaguar Land Rover plc (Consumer Discretionary, Automobiles)	8.25	3-15-20	2,750,000	4,815,024
Nationwide Building Society (Financials, Diversified Financial Services)	3.13	4-3-17	4,000,000	5,561,362

				23,717,390

Virgin Islands (British): 0.02%
Gold Fields Orogen Holding BVI Limited (Industrials, Metals & Mining)	4.88	10-7-20	400,000	395,815

Total Yankee Corporate Bonds and Notes (Cost $82,472,741)				88,524,535

Yankee Government Bonds: 0.14%
State of Qatar	5.25	1-20-20	2,000,000	2,387,000

Total Yankee Government Bonds (Cost $2,385,757)				2,387,000

	Yield		Shares

Short-Term Investments: 0.40%

Investment Companies: 0.40%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17		6,870,536	6,870,536

Total Short-Term Investments (Cost $6,870,536)				6,870,536

Total investments in securities
(Cost $1,627,511,913)*	99.20%	1,717,685,564
Other assets and liabilities, net	0.80	13,865,063

Total net assets	100.00%	$1,731,550,627

¤	Security issued in zero coupon form with no periodic interest payments.

@	Foreign bond principal is denominated in local currency.

(i)	Illiquid security for which the designation of illiquid is unaudited.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

*	Cost for federal income tax purposes is $1,627,631,381 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$127,293,361
Gross unrealized depreciation	(37,239,178)

Net unrealized appreciation	$90,054,183

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage International Bond Fund	Statement of assets and liabilities —October 31, 2012

Assets
Investments
In unaffiliated securities, at value (see cost below)	$1,710,815,028
In affiliated securities, at value (see cost below)	6,870,536

Total investments, at value (see cost below)	1,717,685,564
Foreign currency, at value (see cost below)	5,647,400
Receivable for Fund shares sold	3,369,775
Receivable for interest	21,881,659
Unrealized gains on forward foreign currency contracts	2,684,529
Prepaid expenses and other assets	57,575

Total assets	1,751,326,502

Liabilities
Payable for Fund shares redeemed	2,711,197
Unrealized losses on forward foreign currency exchange contracts	15,757,804
Advisory fee payable	749,923
Distribution fees payable	17,873
Due to other related parties	213,955
Accrued expenses and other liabilities	325,123

Total liabilities	19,775,875

Total net assets	$1,731,550,627

NET ASSETS CONSIST OF
Paid-in capital	$1,629,186,557
Undistributed net investment income	13,067,985
Accumulated net realized gains on investments	11,921,435
Net unrealized gains on investments	77,374,650

Total net assets	$1,731,550,627

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$139,600,163
Shares outstanding – Class A	11,800,509
Net asset value per share – Class A	$11.83
Maximum offering price per share – Class A2	$12.39
Net assets – Class B	$4,008,470
Shares outstanding – Class B	338,359
Net asset value per share – Class B	$11.85
Net assets – Class C	$23,447,963
Shares outstanding – Class C	1,993,167
Net asset value per share – Class C	$11.76
Net assets – Administrator Class	$294,330,423
Shares outstanding – Administrator Class	24,928,729
Net asset value per share – Administrator Class	$11.81
Net assets – Institutional Class	$1,270,163,608
Shares outstanding – Institutional Class	107,445,410
Net asset value per share – Institutional Class	$11.82

Investments in unaffiliated securities, at cost	$1,620,641,377

Investments in affiliated securities, at cost	$6,870,536

Total investments, at cost	$1,627,511,913

Foreign currency, at cost	$5,624,378

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations —year ended October 31, 2012	Wells Fargo Advantage International Bond Fund	17

Investment income
Interest*	$66,529,740
Income from affiliated securities	30,809

Total investment income	66,560,549

Expenses
Advisory fee	8,918,540
Administration fees
Fund level	854,354
Class A	398,969
Class B	8,504
Class C	41,228
Administrator Class	199,708
Institutional Class	982,849
Shareholder servicing fees
Class A	623,389
Class B	13,288
Class C	64,419
Administrator Class	487,474
Distribution fees
Class B	39,863
Class C	193,256
Custody and accounting fees	417,445
Professional fees	37,473
Registration fees	170,525
Shareholder report expenses	279,657
Trustees’ fees and expenses	8,081
Other fees and expenses	50,937

Total expenses	13,789,959
Less: Fee waivers and/or expense reimbursements	(271,266)

Net expenses	13,518,693

Net investment income	53,041,856

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(9,217,646)
Forward foreign currency contract transactions	(1,302,474)

Net realized losses on investments	(10,520,120)

Net change in unrealized gains (losses) on:
Unaffiliated securities	20,667,266
Forward foreign currency contract transactions	265,953

Net change in unrealized gains (losses) on investments	20,933,219

Net realized and unrealized gains (losses) on investments	10,413,099

Net increase in net assets resulting from operations	$63,454,955

* Net of foreign interest withholding taxes of	$(306,668)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage International Bond Fund	Statement of changes in net assets

	Year ended October 31, 2012		Year ended October 31, 2011

Operations
Net investment income		$53,041,856		$59,707,083
Net realized gains (losses) on investments		(10,520,120)		47,087,971
Net change in unrealized gains (losses) on investments		20,933,219		(56,074,973)

Net increase in net assets resulting from operations		63,454,955		50,720,081

Distributions to shareholders from
Net investment income
Class A		(6,256,979)		(11,454,422)
Class B		(109,655)		(289,849)
Class C		(530,654)		(994,954)
Administrator Class		(4,974,946)		(1,550,925)
Institutional Class		(34,342,328)		(60,133,323)
Net realized gains
Class A		(3,215,523)		(1,598,161)
Class B		(70,558)		(60,416)
Class C		(322,808)		(191,188)
Administrator Class		(2,279,562)		(105,788)
Institutional Class		(14,779,473)		(8,219,774)

Total distributions to shareholders		(66,882,486)		(84,598,800)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	9,615,714	110,217,364	12,826,858	151,475,309
Class B	17,622	202,581	31,483	369,688
Class C	283,966	3,261,039	641,988	7,727,087
Administrator Class	14,661,358	170,087,803	14,800,564	174,600,594
Institutional Class	31,062,934	356,684,003	42,238,819	496,446,315

		640,452,790		830,618,993

Reinvestment of distributions
Class A	749,068	8,478,238	1,011,153	11,676,617
Class B	11,594	131,849	21,656	249,476
Class C	52,700	594,881	65,113	749,728
Administrator Class	213,513	2,403,750	69,499	811,895
Institutional Class	2,231,590	25,169,566	2,850,810	32,838,438

		36,778,284		46,326,154

Payment for shares redeemed
Class A	(22,745,556)	(261,828,611)	(10,512,419)	(124,295,595)
Class B	(273,761)	(3,134,428)	(291,228)	(3,462,963)
Class C	(701,806)	(8,025,216)	(887,369)	(10,329,423)
Administrator Class	(4,381,700)	(50,282,229)	(832,282)	(9,792,149)
Institutional Class	(29,596,015)	(339,974,777)	(45,688,690)	(551,411,044)

		(663,245,261)		(699,291,174)

Net increase in net assets resulting from capital share transactions		13,985,813		177,653,973

Total increase in net assets		10,558,282		143,775,254

Net assets
Beginning of period		1,720,992,345		1,577,217,091

End of period		$1,731,550,627		$1,720,992,345

Undistributed net investment income		$13,067,985		$40,851,315

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Bond Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$11.85	$12.23	$11.59	$10.36	$11.57
Net investment income	0.33 [2]	0.39 [2]	0.40	0.39 [2]	0.47 [2]
Net realized and unrealized gains (losses) on investments	0.08	(0.18)	0.65	2.20	(0.92)

Total from investment operations	0.41	0.21	1.05	2.59	(0.45)
Distributions to shareholders from
Net investment income	(0.29)	(0.51)	(0.41)	(1.36)	(0.76)
Net realized gains	(0.14)	(0.08)	0.00	0.00	0.00

Total distributions to shareholders	(0.43)	(0.59)	(0.41)	(1.36)	(0.76)
Net asset value, end of period	$11.83	$11.85	$12.23	$11.59	$10.36
Total return[3]	3.66%	1.93%	9.35%	26.34%	(4.07)%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.02%	1.10%	1.05%	1.01%
Net expenses	1.03%	1.02%	1.08%	1.05%	0.99%
Net investment income	2.88%	3.26%	3.53%	3.65%	4.05%
Supplemental data
Portfolio turnover rate	79%	88%	89%	118%	87%
Net assets, end of period (000s omitted)	$139,600	$286,577	$255,134	$246,719	$66,649

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen International Bond Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$11.88	$12.25	$11.54	$10.37	$11.58
Net investment income	0.24 [2]	0.31	0.29	0.30 [2]	0.38 [2]
Net realized and unrealized gains (losses) on investments	0.09	(0.19)	0.67	2.21	(0.91)

Total from investment operations	0.33	0.12	0.96	2.51	(0.53)
Distributions to shareholders from
Net investment income	(0.22)	(0.41)	(0.25)	(1.34)	(0.68)
Net realized gains	(0.14)	(0.08)	0.00	0.00	0.00

Total distributions to shareholders	(0.36)	(0.49)	(0.25)	(1.34)	(0.68)
Net asset value, end of period	$11.85	$11.88	$12.25	$11.54	$10.37
Total return[3]	2.90%	1.15%	8.55%	25.44%	(4.74)%
Ratios to average net assets (annualized)
Gross expenses	1.79%	1.77%	1.85%	1.79%	1.74%
Net expenses	1.78%	1.77%	1.82%	1.79%	1.74%
Net investment income	2.12%	2.53%	2.77%	2.86%	3.30%
Supplemental data
Portfolio turnover rate	79%	88%	89%	118%	87%
Net assets, end of period (000s omitted)	$4,008	$6,925	$10,060	$11,615	$10,345

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen International Bond Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Bond Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$11.81	$12.20	$11.51	$10.35	$11.56
Net investment income	0.24 [2]	0.31	0.33	0.30 [2]	0.38 [2]
Net realized and unrealized gains (losses) on investments	0.08	(0.19)	0.64	2.20	(0.91)

Total from investment operations	0.32	0.12	0.97	2.50	(0.53)
Distributions to shareholders from
Net investment income	(0.23)	(0.43)	(0.28)	(1.34)	(0.68)
Net realized gains	(0.14)	(0.08)	0.00	0.00	0.00

Total distributions to shareholders	(0.37)	(0.51)	(0.28)	(1.34)	(0.68)
Net asset value, end of period	$11.76	$11.81	$12.20	$11.51	$10.35
Total return[3]	2.86%	1.11%	8.61%	25.47%	(4.85)%
Ratios to average net assets (annualized)
Gross expenses	1.79%	1.77%	1.85%	1.79%	1.74%
Net expenses	1.78%	1.77%	1.82%	1.79%	1.74%
Net investment income	2.12%	2.50%	2.77%	2.87%	3.31%
Supplemental data
Portfolio turnover rate	79%	88%	89%	118%	87%
Net assets, end of period (000s omitted)	$23,448	$27,861	$30,974	$33,330	$18,044

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen International Bond Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$11.83	$12.23	$11.39
Net investment income	0.35 [2]	0.38 [2]	0.11 [2]
Net realized and unrealized gains (losses) on investments	0.08	(0.16)	0.82

Total from investment operations	0.43	0.22	0.93
Distributions to shareholders from
Net investment income	(0.31)	(0.54)	(0.09)
Net realized gains	(0.14)	(0.08)	0.00

Total distributions to shareholders	(0.45)	(0.62)	(0.09)
Net asset value, end of period	$11.81	$11.83	$12.23
Total return[3]	3.89%	2.03%	8.21%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.95%	1.05%
Net expenses	0.85%	0.85%	0.85%
Net investment income	3.04%	3.21%	3.63%
Supplemental data
Portfolio turnover rate	79%	88%	89%
Net assets, end of period (000s omitted)	$294,330	$170,836	$4,866

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Bond Fund	23

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$11.84	$12.23	$11.59	$10.35	$11.56
Net investment income	0.36	0.44	0.44	0.43	0.50
Net realized and unrealized gains (losses) on investments	0.09	(0.20)	0.65	2.18	(0.92)

Total from investment operations	0.45	0.24	1.09	2.61	(0.42)
Distributions to shareholders from
Net investment income	(0.33)	(0.55)	(0.45)	(1.37)	(0.79)
Net realized gains	(0.14)	(0.08)	0.00	0.00	0.00

Total distributions to shareholders	(0.47)	(0.63)	(0.45)	(1.37)	(0.79)
Net asset value, end of period	$11.82	$11.84	$12.23	$11.59	$10.35
Total return	3.99%	2.19%	9.73%	26.71%	(3.88)%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.69%	0.82%	0.79%	0.73%
Net expenses	0.71%	0.69%	0.80%	0.79%	0.73%
Net investment income	3.19%	3.60%	3.79%	3.86%	4.31%
Supplemental data
Portfolio turnover rate	79%	88%	89%	118%	87%
Net assets, end of period (000s omitted)	$1,270,164	$1,228,793	$1,276,184	$997,308	$902,304

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen International Bond Fund.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage International Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage International Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

Notes to financial statements	Wells Fargo Advantage International Bond Fund	25

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Interest income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions. At October 31, 2012 as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(34,610,624)	$34,610,624

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule,

26	Wells Fargo Advantage International Bond Fund	Notes to financial statements

pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Corporate bonds and notes	$0	$11,137,207	$0	$11,137,207
Foreign corporate bonds and notes	0	350,153,864	0	350,153,864
Foreign government bonds	0	1,258,612,422	0	1,258,612,422
Yankee corporate bonds and notes	0	88,524,535	0	88,524,535
Yankee government bonds	0	2,387,000	0	2,387,000
Short-term investments
Investment companies	6,870,536	0	0	6,870,536
	$6,870,536	$1,710,815,028	$0	$1,717,685,564

Further details on the major security types listed above can be found in the Portfolio of Investments.

Notes to financial statements	Wells Fargo Advantage International Bond Fund	27

As of October 31, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Forward foreign currency contracts+	$0	$(13,073,275)	$0	$(13,073,275)

+	Forward foreign currency contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2012, the Fund did not have any significant transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended October 31, 2012, the advisory fee was equivalent to an annual rate of 0.52% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. First International Advisors, LLC, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.03% for Class A, 1.78% for Class B, 1.78% for Class C, 0.85% for Administrator Class, and 0.73% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2012, Wells Fargo Funds Distributor, LLC received $10,021 from the sale of Class A shares and $20,024 and $1,872 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

28	Wells Fargo Advantage International Bond Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2012 were $1,344,689,803 and $1,308,913,909, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2012, the Fund entered into forward foreign currency exchange contracts for economic hedging purposes.

At October 31, 2012, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive		U.S. value at October 31, 2012	In exchange for U.S. $	Unrealized gains (losses)
11-7-12	State Street Bank	11,450,000,000	JPY	$143,435,439	$146,138,187	$(2,702,748)
11-7-12	State Street Bank	400,000,000	JPY	5,010,845	4,992,698	18,147
11-9-12	State Street Bank	7,300,000	MYR	2,395,307	2,382,273	13,034
11-28-12	State Street Bank	13,300,000	ZAR	1,528,197	1,563,861	(35,664)
11-28-12	State Street Bank	2,800,000	ZAR	321,726	320,509	1,217
12-3-12	State Street Bank	21,000,000	THB	683,794	680,272	3,522
12-6-12	State Street Bank	38,150,000	MXN	2,904,393	2,862,011	42,382
12-6-12	State Street Bank	4,500,000	MXN	342,589	346,993	(4,404)
1-18-13	State Street Bank	62,400,000	EUR	80,943,312	81,545,568	(602,256)

Exchange date	Counterparty	Contracts to receive		U.S. value at October 31, 2012	In exchange for		U.S. value at October 31, 2012	Unrealized gains (losses)
12-4-12	State Street Bank	36,771,171	EUR	$47,674,390	46,000,000	CAD	$46,027,049	$1,647,341
12-13-12	State Street Bank	6,304,200,000	JPY	79,000,588	100,000,000	NZD	82,022,135	(3,021,547)
12-18-12	State Street Bank	8,801,686,800	JPY	110,305,315	108,000,000	AUD	111,694,472	(1,389,157)
12-18-12	State Street Bank	342,126,720	JPY	4,287,632	4,320,000	AUD	4,467,779	(180,147)
1-31-13	State Street Bank	11,562,215	EUR	14,999,918	131,840,000	ZAR	15,005,396	(5,478)
2-12-13	State Street Bank	19,380,583	EUR	25,145,663	5,901,000,000	HUF	26,672,918	(1,527,255)
2-12-13	State Street Bank	16,315,789	EUR	21,169,195	4,960,000,000	HUF	22,419,534	(1,250,339)

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at October 31, 2012	In exchange for U.S. $	Unrealized gains (losses)
11-7-12	State Street Bank	386,500,000	JPY	$4,841,729	$4,951,732	$110,003
11-14-12	State Street Bank	900,000,000	CZK	46,498,757	43,840,421	(2,658,336)
11-21-12	State Street Bank	155,500,000	PLN	48,611,422	46,769,027	(1,842,395)
11-27-12	State Street Bank	3,900,000	TRY	2,168,400	2,156,382	(12,018)
11-28-12	State Street Bank	240,000,000	ZAR	27,576,488	28,230,312	653,824
11-28-12	State Street Bank	45,000,000	ZAR	5,170,592	5,293,184	122,592
11-28-12	State Street Bank	12,100,000	ZAR	1,390,315	1,462,782	72,467
11-29-12	State Street Bank	17,000,000	GBP	27,431,218	26,906,580	(524,638)
12-3-12	State Street Bank	21,000,000	THB	683,794	682,372	(1,422)

The Fund had average contract amounts of $778,802,040 and $288,657,800 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended October 31, 2012.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

Notes to financial statements	Wells Fargo Advantage International Bond Fund	29

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2012, the Fund paid $3,873 in commitment fees.

During the year ended October 31, 2012, the Fund had average borrowings outstanding of $51,597 at an average rate of 1.44% and paid interest in the amount of $743.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

	Year ended October 31,
	2012	2011
Ordinary income	$47,997,325	$83,003,555
Long-term capital gain	18,885,161	1,595,245

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$12,040,905	$90,343,590

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

30	Wells Fargo Advantage International Bond Fund	Notes to financial statements

11. SUBSEQUENT DISTRIBUTIONS

On December 7, 2012, the Fund declared distributions from long-term capital gains to shareholders of record on December 6, 2012. The per share amounts payable on December 10, 2012 were as follows:

Long-term capital gains
Class A	$0.08294
Class B	0.08294
Class C	0.08294
Administrator Class	0.08294
Institutional Class	0.08294
Class R6*	0.08294

On December 20, 2012, the Fund declared distributions from net investment income to shareholders of record on December 19, 2012. The per share amounts payable on December 21, 2012 were as follows:

Net investment income
Class A	$0.05590
Class B	0.03967
Class C	0.04038
Administrator Class	0.05953
Institutional Class	0.06249
Class R6*	0.06379

*	Class commenced operations on November 30, 2012.

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage International Bond Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage International Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage International Bond Fund as of October 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2012

32	Wells Fargo Advantage International Bond Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $18,885,161 was designated as long-term capital gain distributions for the fiscal year ended October 31, 2012.

For the fiscal year ended October 31, 2012, $2,248,043 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended October 31, 2012, $1,782,763 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage International Bond Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information 2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

34	Wells Fargo Advantage International Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 77 funds in the Fund complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 77 funds in the Fund complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage International Bond Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

213202 12-12 A235/AR235 10-12

Wells Fargo Advantage Emerging Markets Local Bond Fund

Annual Report

October 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM) .
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $210 billion in assets under management, as of October 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Income Plus Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
High Yield Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Emerging Markets Local Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

On the whole, emerging market bonds performed well relative to the low level of interest rates across the developed economies of the world.

Despite intermittent spikes in risk aversion and profound concerns in Europe, the five-month period finished with a convincing positive trend of strong performance across the global fixed-income markets and, most notably, across emerging market bonds.

Dear Valued Shareholder:

We are pleased to offer you this report for the Wells Fargo Advantage Emerging Markets Local Bond Fund, which covers the five-month period that ended October 31, 2012. During the period, the prices of emerging market bonds fluctuated during periods of risk aversion and corresponding recoveries in investor confidence that drove bond prices higher and yields lower. On the whole, emerging market bonds performed well relative to the low level of interest rates across the developed economies of the world. The lower-rated credit tiers and longest maturity segments of the fixed-income markets outperformed the higher-quality and shorter-maturity segments during the period, which significantly benefitted emerging market bonds.

Improving economic trends burgeoned in the U.S. while Europe fell into recession.

The first months of 2012 saw strengthening investor confidence in the U.S. economy despite indications of a recession in Europe which led to mixed interpretations in the emerging markets. These leading events set the tone for the five-month period that began in June 2012. Unfortunately any trends of improving credit confidence across the globe were intermittently undermined by the woes of Europe. As Greece neared default on its sovereign debt again, politicians began to hint at the possibility of Greece exiting the euro.

Thus, the period began in June 2012 with the default crisis in Europe escalating to a debate over the very viability of the euro—an unprecedented level of worst-case consideration. Consequently, global investors rallied to the U.S. Treasury market, driving long-term yields to some of their lowest levels on record. That same month, U.S. Treasuries and the highest-rated credit tiers of the bond markets were the best performers, while the lower-rated credit tiers of the global fixed-income markets underperformed.

It appeared that investors would continue to prefer relatively higher quality over relatively riskier asset classes as long as the problems in Europe persisted. The crisis continued to deepen into July, prompting the International Monetary Fund to warn European policymakers of a significant risk of deflation. Running counter to the woes in Europe, U.S. credit markets began to improve in June, benefiting from a consistent policy commitment by the U.S. Federal Reserve (Fed) to maintain highly accommodative monetary conditions. In the U.S., the second half of June and the entire month of July saw strong performance in the lower-rated and longer-maturity segments of the fixed-income markets as U.S. credit markets tried to remain isolated from the crisis in Europe.

European markets finally followed suit in August and into September and October as the European Central Bank (ECB) calmed market fears by announcing a program of “unlimited bond buying” support, and declaring to do “whatever it takes to preserve the euro.” Perhaps the most convincing statement of all for investors was Mario Draghi, the president of the ECB, declaring that, “the euro is irreversible.” Global credit markets responded strongly through the final months of the period, with the lowest-rated securities performing best, most notably high-yield corporate bonds and emerging markets debt. Thus, despite intermittent spikes in risk aversion and profound concerns in Europe, the five-month period finished with a convincing positive trend of strong performance across the global fixed-income markets and, most notably, across emerging market bonds.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk

Letter to shareholders (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	3

tolerance can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo

Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage Emerging Markets Local Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

First International Advisors, LLC

Portfolio managers

Michael Lee

Tony Norris

Alex Perrin

Christopher Wightman

Peter Wilson

Average annual total returns (%) as of October 31, 2012

		Including sales charge	Excluding sales charge	Expense ratios[1](%)
	Inception date	Since inception	Since inception	Gross	Net[2]
Class A (WLBAX)	5-31-12	4.75	9.67	1.40	1.23
Class C (WLBEX)	5-31-12	8.35	9.35	2.15	1.98
Administrator Class (WLBDX)	5-31-12	–	9.72	1.34	1.10
Institutional Class (WLBIX)	5-31-12	–	9.82	1.07	0.90
JPMorgan GBI-EM Global Diversified Composite Index[3]	–	–	11.22	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and regional risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	5

Growth of $10,000 investment[4] as of October 31, 2012

1.	Reflects the expense ratios as stated in the most recent prospectuses.

2.	The Adviser has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The JPMorgan GBI-EM Global Diversified Composite Index is an unmanaged index of debt instruments of 31 emerging countries. You cannot invest directly in an index

4.	The chart compares the performance of Class A shares since inception with the JPMorgan GBI-EM Global Diversified Composite Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

5.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields.
6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Emerging Markets Local Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed the JPMorgan GBI-EM Global Diversified Composite Index over the five-month period, as a lower duration[5] profile and specific security allocations modestly detracted from relative performance.

■	The Fund’s lower duration positioning had a negative impact over the period as yields generally declined across the global fixed-income markets.

■

Country positioning was a contributor to performance during the period as overweights in the bond markets of Brazil and Hungary as well as underweights in Malaysia, Thailand, and Indonesia added to returns.

■	Sector allocation had a broadly neutral effect on relative returns during the period.

■	Currency management contributed to returns, most notably the Fund’s overweight in the Chilean peso, Hungarian forint, Mexican peso, and Polish zloty.

Investor demand for income translated into strong asset flows into emerging market bonds.

Emerging markets remained firmly in the thrall of fluctuating global market sentiment and risk appetite during the period, with yields edging higher in times of stress and then lower as the outlook improved. The end of the period saw yields lower across most of the emerging market world, with the bond markets of Colombia, South Africa, Turkey, and Hungary amongst the top performers. The demand for income from investors has kept flows into emerging market bonds at a high level. This flow has started to move from U.S. dollar-denominated external debt towards the larger, more highly rated local markets.

We maintained overweights in Brazil, Chile, Hungary, and Poland and moved to more neutral weightings in South Africa and Turkey (although keeping the underweight in the currencies of the latter two). Profit-taking on an overweight Colombia position moved the Fund to an underweight, while underweights in Indonesia, Malaysia, and Thailand remained intact.

The Fund’s overweight positioning in the bond markets of Brazil and Hungary added value, as did its underweight in the bond markets of Malaysia, Thailand, and Indonesia. Positioning in Chile and Russia detracted a little, as did an underweight in the Turkish bond market. Positions in U.S. dollar and euro-denominated emerging market credit detracted from value.

Ten largest long-term holdings[6] (%) as of October 31, 2012
Hungary, 6.75%, 11-24-17	8.76
Russia, 7.85%, 3-10-18	8.70
Poland, 5.75%, 10-25-21	8.08
Indonesia, 7.38%, 9-15-16	6.12
Poland, 5.25%, 10-25-20	5.89
Nota Do Tesouro Nacional, 10.00%, 1-1-17	5.83
Mexico, 7.25%, 12-15-16	4.68
Republic of South Africa, 2.60%, 3-31-28	4.65
European Investment Bank, 6.00%, 10-21-19	4.07
Malaysia, 4.26%, 9-15-16	3.89

Currency markets fluctuated throughout the period.

The Chilean peso was the star performer in the emerging market currency space over the period. The September news out of the Eurozone worked to give Eastern Europe a boost, with gains in the currencies of Poland, Russia, and the Czech Republic particularly notable. Brazilian authorities continued to lean on the real in an effort to prevent it from gaining ground, with the South African rand also struggling in the wake of violent labour strikes in the mining industry. We hedged both the South African rand and Turkish lire to reduce the Fund’s underweight in both Malaysia and Mexico to reduce FX (foreign exchange) risk from those sources. The Fund’s overweight in the Chilean peso, Hungarian forint, Mexican peso, and Polish zloty all contributed to returns, as did the underweight in the South African rand and Indonesian rupiah. Our overweight in the Brazilian real and underweights in the Malaysian ringgit and Thai baht modestly detracted.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	7

Portfolio allocation[7] as of October 31, 2012

News and events in the U.S. and the European Monetary Union were key drivers of emerging market performance in recent months.

It’s difficult to get into a discussion about the outlook for emerging markets without touching on China, with investor perceptions about the health of the world’s second-largest economy continuing to fluctuate. The International Monetary Fund has revised its figures for Chinese Gross Domestic Product growth very modestly lower in its latest release, with the 2012 and 2013 forecasts now at 7.8% and 8.0%, respectively. The 18th National Congress of the Communist Party of China was scheduled to begin on November 8, 2012, and there was an argument that the slight inertia seen in policy of late would continue until the conference is concluded and the new leaders take power, thus creating some uncertainty in the securities markets.

In more general terms, investors showed a continued drive into higher-yielding emerging market countries, with approximately $28.8 billion (USD) flowing into emerging markets fixed income (and a slightly lower amount into emerging markets equities) year to date in 2012. While this flow has worked to support bond markets and lower borrowing rates, it has also created some tensions in currency markets, and we would expect central banks to continue meddling in foreign exchange. While Latin America has a strong history of such action, we’re now also seeing it in Eastern Europe (beyond simply Russia), and this is something for us to monitor in the upcoming months.

Please see footnotes on page 5.

8	Wells Fargo Advantage Emerging Markets Local Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-12	Ending account value 10-31-12	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,096.75	$6.48	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.24	1.23%
Class C
Actual	$1,000.00	$1,093.48	$10.42	1.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.18	$10.03	1.98%
Administrator Class
Actual	$1,000.00	$1,097.20	$5.80	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58	1.10%
Institutional Class
Actual	$1,000.00	$1,098.16	$4.75	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57	0.90%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Emerging Markets Local Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Foreign Corporate Bonds and Notes @: 17.33%

Germany: 4.38%
KFW (Financials, Commercial Banks, TRY)	8.50%	4-15-15	1,000,000	$587,197
Landwirtsch Rentenbank (Financials, Commercial Banks, BRL)	8.75	12-14-12	1,250,000	616,738

				1,203,935

Ireland: 0.77%
RZD Capital Limited (Industrials, Road & Rail, RUB)	8.30	4-2-19	6,500,000	210,861

Luxembourg: 4.07%
European Investment Bank (Financials, Commercial Banks, ZAR)	6.00	10-21-19	10,000,000	1,117,679

Netherlands: 1.43%
New World Resources NV (Materials, Metals & Mining, EUR)	7.38	5-15-15	100,000	130,911
Rabobank Nederland (Financials, Commercial Banks, TRY)	9.50	1-22-14	450,000	261,088

				391,999

South Africa: 0.98%
Foodcorp Limited (Consumer Staples, Food & Staples Retailing, EUR)	8.75	3-1-18	100,000	134,800
Transnet Limited (Industrials, Road & Rail, ZAR)	10.80	11-6-23	1,000,000	135,986

				270,786

United States: 5.70%
Inter-American Development Bank (Financials, Commercial Banks, MXN)	7.65	2-26-13	10,480,000	809,805
International Bank for Reconstruction & Development (Financials, Diversified Financial Services, BRL)	10.00	1-21-15	1,400,000	756,436

				1,566,241

Total Foreign Corporate Bonds and Notes (Cost $4,717,257)				4,761,501

Foreign Government Bonds @: 75.30%
Hungary (HUF)	6.75	11-24-17	520,000,000	2,405,173
Indonesia (IDR)	7.38	9-15-16	15,100,000,000	1,681,137
Indonesia (IDR)	8.25	6-15-32	4,000,000,000	496,411
Malaysia (MYR)	4.26	9-15-16	3,125,000	1,067,714
Mexico (MXN)	7.25	12-15-16	15,600,000	1,285,162
Nota Do Tesouro Nacional (BRL)	10.00	1-1-17	3,000,000	1,600,761
Poland (PLN)	5.25	10-25-20	4,900,000	1,618,328
Poland (PLN)	5.75	10-25-21	6,500,000	2,219,160
Republic of Brazil (BRL)	8.50	1-5-24	975,000	561,655
Republic of Chile (CLP)	5.50	8-5-20	238,000,000	536,446
Republic of Colombia (COP)	7.75	4-14-21	975,000,000	670,665
Republic of Peru (PEN)	7.84	8-12-20	1,100,000	525,275
Republic of South Africa (ZAR)	2.60	3-31-28	9,713,914	1,277,739
Russia (RUB)	7.85	3-10-18	70,000,000	2,389,648
Thailand (THB)	3.25	6-16-17	32,000,000	1,050,092
Turkey (TRY) (z)	1.39	2-20-13	1,400,000	766,864
Turkey (TRY)	9.00	3-8-17	900,000	532,469

Total Foreign Government Bonds (Cost $19,775,888)				20,684,699

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Emerging Markets Local Bond Fund	Portfolio of investments—October 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes : 3.49%

Brazil: 1.07%
BFF International Limited Company (Consumer Staples, Food Products)	7.25%	1-28-20	$100,000	$121,250
Petroplus Finance Limited (Energy, Oil, Gas & Consumable Fuels)	5.75	1-20-20	150,000	172,898

				294,148

Luxembourg: 0.61%
TNK BP Finance SA (Energy, Oil, Gas & Consumable Fuels)	6.63	3-20-17	150,000	168,965

Netherlands: 0.66%
Lukoil International Finance Company BV (Energy, Oil, Gas & Consumable Fuels)	7.25	11-5-19	150,000	180,813

United Kingdom: 0.43%
Sable International Finance Limited (Financials, Consumer Finance)	7.75	2-15-17	110,000	117,700

Virgin Islands (British): 0.72%
Gold Fields Orogen Holding Company (Materials, Metals & Mining)	4.88	10-7-20	200,000	197,910

Total Yankee Corporate Bonds and Notes (Cost $913,620)				959,536

	Yield		Shares
Short-Term Investments: 1.50%

Investment Companies: 1.50%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17		410,864	410,864

Total Short-Term Investments (Cost $410,864)				410,864

Total investments in securities
(Cost $25,817,629) *	97.62%	26,816,600
Other assets and liabilities, net	2.38	654,679

Total net assets	100.00%	$27,471,279

@	Foreign bond principal is denominated in local currency.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $25,867,531 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,105,522
Gross unrealized depreciation	(156,453)

Net unrealized appreciation	$949,069

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2012	Wells Fargo Advantage Emerging Markets Local Bond Fund	11

Assets
Investments
In unaffiliated securities, at value (see cost below)	$26,405,736
In affiliated securities, at value (see cost below)	410,864

Total investments, at value (see cost below)	26,816,600
Receivable for interest	595,559
Unrealized gains on forward foreign currency contracts	78,591
Receivable from adviser	15,328
Prepaid expenses and other assets	51,144

Total assets	27,557,222

Liabilities
Unrealized losses on forward foreign currency exchange contracts	22,893
Due to custodian bank, foreign currency, at value (see cost below)	4,730
Distribution fees payable	348
Due to other related parties	3,329
Custodian and accounting fees payable	11,436
Professional fees payable	36,276
Accrued expenses and other liabilities	6,931

Total liabilities	85,943

Total net assets	$27,471,279

NET ASSETS CONSIST OF
Paid-in capital	$25,340,245
Undistributed net investment income	568,508
Accumulated net realized gains on investments	496,398
Net unrealized gains on investments	1,066,128

Total net assets	$27,471,279

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$581,421
Shares outstanding – Class A	53,591
Net asset value per share – Class A	$10.85
Maximum offering price per share – Class A2	$11.36
Net assets – Class C	$546,598
Shares outstanding – Class C	50,391
Net asset value per share – Class C	$10.85
Net assets – Administrator Class	$13,166,132
Shares outstanding – Administrator Class	1,213,496
Net asset value per share – Administrator Class	$10.85
Net assets – Institutional Class	$13,177,128
Shares outstanding – Institutional Class	1,214,559
Net asset value per share – Institutional Class	$10.85

Investments in unaffiliated securities, at cost	$25,406,765

Investments in affiliated securities, at cost	$410,864

Total investments, at cost	$25,817,629

Due to custodian bank, foreign currency, at cost	$4,739

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Emerging Markets Local Bond Fund	Statement of operations—year ended October 31, 2012[1]

Investment income
Interest*	$427,728
Income from affiliated securities	1,505

Total investment income	429,233

Expenses
Advisory fee	72,134
Administration fees
Fund level	5,549
Class A	362
Class C	354
Administrator Class	5,324
Institutional Class	4,261
Shareholder servicing fees
Class A	565
Class C	554
Administrator Class	10,820
Distribution fees
Class C	1,661
Custody and accounting fees	17,916
Professional fees	39,749
Registration fees	38,600
Shareholder report expenses	25,995
Trustees’ fees and expenses	4,000
Other fees and expenses	2,252

Total expenses	230,096
Less: Fee waivers and/or expense reimbursements	(116,432)

Net expenses	113,664

Net investment income	315,569

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	1,060,520
Forward foreign currency contract transactions	(3,704)

Net realized gains on investments	1,056,816

Net change in unrealized gains (losses) on:
Unaffiliated securities	1,010,430
Forward foreign currency contract transactions	55,698

Net change in unrealized gains (losses) on investments	1,066,128

Net realized and unrealized gains (losses) on investments	2,122,944

Net increase in net assets resulting from operations	$2,438,513

* Net of foreign interest withholding taxes of	$6,154

1. For	the five months ended October 31, 2012. The Fund commenced operations on May 31, 2012

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Emerging Markets Local Bond Fund	13

	Year ended October 31, 2012[1]

Operations
Net investment income		$315,569
Net realized gains on investments		1,056,816
Net change in unrealized gains (losses) on investments		1,066,128

Net increase in net assets resulting from operations		2,438,513

Distributions to shareholders from
Net investment income
Class A		(5,880)
Class C		(4,142)
Administrator Class		(143,107)
Institutional Class		(154,350)

Total distributions to shareholders		(307,479)

Capital share transactions	Shares
Proceeds from shares sold
Class A	53,037	532,766
Class C	50,000	500,000
Administrator Class	1,200,000	12,000,000
Institutional Class	1,200,000	12,000,000

		25,032,766

Reinvestment of distributions
Class A	554	5,880
Class C	391	4,142
Administrator Class	13,496	143,107
Institutional Class	14,559	154,350

		307,479

Net increase in net assets resulting from capital share transactions		25,340,245

Total increase in net assets		27,471,279

Net assets
Beginning of period		0

End of period		$27,471,279

Undistributed net investment income		$568,508

1.	For the five months ended October 31, 2012. The Fund commenced operations on May 31, 2012

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Emerging Markets Local Bond Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS A	Year ended October 31, 2012[1]
Net asset value, beginning of period	$10.00
Net investment income	0.11
Net realized and unrealized gains (losses) on investments	0.85

Total from investment operations	0.96
Distributions to shareholders from
Net investment income	(0.11)
Net asset value, end of period	$10.85
Total return[2]	9.67%
Ratios to average net assets (annualized)
Gross expenses	2.20%
Net expenses	1.23%
Net investment income	2.62%
Supplemental data
Portfolio turnover rate	120%
Net assets, end of period (000s omitted)	$581

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Local Bond Fund	15

(For a share outstanding throughout the period)

CLASS C	Year ended October 31, 2012[1]
Net asset value, beginning of period	$10.00
Net investment income	0.08
Net realized and unrealized gains (losses) on investments	0.85

Total from investment operations	0.93
Distributions to shareholders from
Net investment income	(0.08)
Net asset value, end of period	$10.85
Total return[2]	9.35%
Ratios to average net assets (annualized)
Gross expenses	2.95%
Net expenses	1.98%
Net investment income	1.89%
Supplemental data
Portfolio turnover rate	120%
Net assets, end of period (000s omitted)	$547

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Emerging Markets Local Bond Fund	Financial highlights

(For a share outstanding throughout the period)

ADMINISTRATOR CLASS	Year ended October 31, 2012[1]
Net asset value, beginning of period	$10.00
Net investment income	0.12
Net realized and unrealized gains (losses) on investments	0.85

Total from investment operations	0.97
Distributions to shareholders from
Net investment income	(0.12)
Net asset value, end of period	$10.85
Total return[2]	9.72%
Ratios to average net assets (annualized)
Gross expenses	2.16%
Net expenses	1.10%
Net investment income	2.77%
Supplemental data
Portfolio turnover rate	120%
Net assets, end of period (000s omitted)	$13,166

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Local Bond Fund	17

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended October 31, 2012[1]
Net asset value, beginning of period	$10.00
Net investment income	0.13
Net realized and unrealized gains (losses) on investments	0.85

Total from investment operations	0.98
Distributions to shareholders from
Net investment income	(0.13)
Net asset value, end of period	$10.85
Total return[2]	9.82%
Ratios to average net assets (annualized)
Gross expenses	1.94%
Net expenses	0.90%
Net investment income	2.97%
Supplemental data
Portfolio turnover rate	120%
Net assets, end of period (000s omitted)	$13,177

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Emerging Markets Local Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Emerging Markets Local Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange

Notes to financial statements	Wells Fargo Advantage Emerging Markets Local Bond Fund	19

gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns since inception are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions. At October 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$560,418	$(560,418)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class.

20	Wells Fargo Advantage Emerging Markets Local Bond Fund	Notes to financial statements

Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Foreign corporate bonds and notes	$0	$4,761,501	$0	$4,761,501
Foreign government bonds	0	20,684,699	0	20,684,699
Yankee corporate bonds and notes	0	959,536	0	959,536
Short-term investments
Investment companies	410,864	0	0	410,864
	$410,864	$26,405,736	$0	$26,816,600

Further details on the major security types listed above can be found in the Portfolio of Investments.

As of October 31, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Forward foreign currency contracts+	$0	$55,698	$0	$55,698

+	Forward foreign currency contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the five months ended October 31, 2012, the Fund did not have any significant transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Local Bond Fund	21

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the five months ended October 31, 2012, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. First International Advisors, LLC, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.23% for Class A, 1.98% for Class C, 1.10% for Administrator Class, and 0.90% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the five months ended October 31, 2012, Wells Fargo Funds Distributor, LLC received $26 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the five months ended October 31, 2012 were $49,505,709 and $24,976,760, respectively.

6. DERIVATIVE TRANSACTIONS

During the five months ended October 31, 2012, the Fund entered into forward foreign currency exchange contracts for economic hedging purposes.

22	Wells Fargo Advantage Emerging Markets Local Bond Fund	Notes to financial statements

At October 31, 2012, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive	U.S. value at October 31, 2012	In exchange for U.S. $	Unrealized gains (losses)
11-9-12	State Street Bank	3,350,000 MYR	$1,099,216	$1,093,235	$5,981
11-28-12	State Street Bank	5,600,000 ZAR	643,451	658,468	(15,017)
11-28-12	State Street Bank	600,000 ZAR	68,941	68,681	260
12-6-12	State Street Bank	18,900,000 MXN	1,438,874	1,417,877	20,997
12-6-12	State Street Bank	1,750,000 MXN	133,229	134,942	(1,713)

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver	U.S. value at October 31, 2012	In exchange for U.S. $	Unrealized gains (losses)
11-27-12	State Street Bank	2,000,000 TRY	$1,112,000	$1,105,837	$(6,163)
11-28-12	State Street Bank	18,850,000 ZAR	2,165,903	2,217,256	51,353

The Fund had average contract amounts of $1,550,119 and $1,526,586 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the five months ended October 31, 2012.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the five months ended October 31, 2012, the Fund paid $14 in commitment fees.

For the five months ended October 31, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $307,479 of ordinary income for the five months ended October 31, 2012.

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains
$1,114,808	$1,016,226

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for

Notes to financial statements	Wells Fargo Advantage Emerging Markets Local Bond Fund	23

derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

11. SUBSEQUENT DISTRIBUTIONS

On November 26, 2012, the Fund declared distributions from net investment income to shareholders of record on November 23, 2012. The per share amounts payable on November 27, 2012 were as follows:

Net investment income
Class A	$0.02471
Class C	0.01847
Administrator Class	0.02522
Institutional Class	0.02747

On December 7, 2012, the Fund declared distributions from short-term capital gains to shareholders of record on December 6, 2012. The per share amounts payable on December 10, 2012 were as follows:

Short-term capital gains
Class A	$0.19543
Class C	0.19543
Administrator Class	0.19543
Institutional Class	0.19543

On December 20, 2012, the Fund declared distributions from net investment income to shareholders of record on December 19, 2012. The per share amounts payable on December 21, 2012 were as follows:

Net investment income
Class A	$0.29209
Class C	0.28159
Administrator Class	0.29279
Institutional Class	0.29660

These distributions are not reflected in the accompanying financial statements.

24	Wells Fargo Advantage Emerging Markets Local Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, portfolio of investments, of the Wells Fargo Advantage Emerging Markets Local Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of October 31, 2012, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from May 31, 2012 (commencement of fund operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Emerging Markets Local Bond Fund as of October 31, 2012, the results of its operations, changes in its net assets, and the financial highlights for the period noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2012

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	25

TAX INFORMATION

For the fiscal year ended October 31, 2012, $400 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage Emerging Markets Local Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 77 funds in the Fund complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 77 funds in the Fund complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

28	Wells Fargo Advantage Emerging Markets Local Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

213201 12-12 A261/AR261 10-12

Wells Fargo Advantage Asia Pacific Fund

Annual Report

October 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM) .
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $210 billion in assets under management, as of October 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Core Bond Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Short Duration Government Bond Fund
High Yield Bond Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Asia Pacific Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors also worried that an economic slowdown in Europe would dampen economic growth in emerging economies, many of which rely upon Europe as an export market and as a source of funding.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Asia Pacific Fund for the 12-month period that ended October 31, 2012. Much of the period was marked by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Emerging markets stocks as measured by the MSCI Emerging Markets Index (Net)1 posted only moderate returns.

Ongoing problems in the eurozone fueled investor concerns.

Throughout the reporting period, the primary driver of global stock market returns—for both developed and emerging markets—was ongoing concern about the eurozone sovereign debt situation as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis. Investors also worried that an economic slowdown in Europe would dampen economic growth in emerging economies, many of which rely upon Europe as an export market and as a source of funding.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to the ongoing problems in southern Europe. Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on other economies—two worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Because of the interconnections within the international financial system, aggressive actions by the U.S. Federal Reserve Bank (Fed) and the European Central Bank (ECB) helped support asset prices in both developed and emerging markets.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in an effort to support the economy and financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market.

1.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Letter to shareholders (unaudited)	Wells Fargo Advantage Asia Pacific Fund	3

At the beginning of the period, the ECB had a key rate of 1.50%, which it soon lowered twice in response to weakness in the southern European economies. A third cut in July 2012 put the ECB’s key rate at a historic low of 0.75%. In September, the ECB announced that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout.

Asian stocks posted only moderate gains in an eventful period.

Within Asian markets, India was one of the few to post a loss for the 12-month period, declining sharply in late 2011 on concerns about a combination of slower growth and higher inflation. Proposed economic reforms and a recovery in the value of the rupee allowed the Indian stock market to bounce back in 2012, but the market still ended the reporting period with a loss. As in previous periods, some of the smaller markets posted the largest gains, including Thailand and the Philippines. Among developed markets, Japan posted a loss as the country continued to recover from the devastating 2011 earthquake and tsunami, its once-dominant consumer electronics companies struggled to compete, and a territorial dispute with China over a group of islands in the East China Sea led to fewer sales of Japanese goods in China.

As the reporting period progressed, investors worried about slowing industrial production in China, which relies upon Europe as a key export market. Official data in the latter part of the reporting period pointed toward a slowdown in the Chinese economy, including declining growth in industrial production year over year. Worse, Chinese authorities did not immediately announce aggressive measures to stimulate the economy, distracted by preparations for the 18th National Congress of the Chinese Communist Party in November. Seven of the nine members of the party Politburo were scheduled to retire, including the party leader, marking a generational change of leadership. Despite investor concerns, China’s stock market performed broadly in line with other Asian markets, in part because the country offers the prospect of continued growth via domestic consumption.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Despite investor concerns, China’s stock market performed broadly in line with other Asian markets, in part because the country offers the prospect of continued growth via domestic consumption.

4	Wells Fargo Advantage Asia Pacific Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Asia Pacific Fund	5

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Asia Pacific Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Capital Management Singapore

Portfolio managers

Anthony L.T. Cragg

Alison Shimada

Average annual total returns1 (%) as of October 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFAAX)	7-31-07	3.24	(7.67)	11.35	9.57	(6.57)	12.02	1.75	1.62
Class C (WFCAX)	7-31-07	7.78	(7.29)	11.23	8.78	(7.29)	11.23	2.50	2.37
Administrator Class (WFADX)	7-30-10	–	–	–	9.66	(6.49)	12.06	1.59	1.42
Institutional Class (WFPIX)	7-30-10	–	–	–	9.90	(6.43)	12.10	1.32	1.27
Investor Class (SASPX)	12-31-93	–	–	–	9.51	(6.64)	11.97	1.82	1.67
MSCI All Country Asia Pacific Index (Net)[4]	–	–	–	–	3.00	(4.23)	9.13	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to regional risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Asia Pacific Fund	7

Growth of $10,000 investment[5] as of October 31, 2012

1.	Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Administrator and Institutional Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through February 28, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.60% for Class A, 2.35% for Class C, 1.40% for Administrator Class, 1.25% for Institutional Class, and 1.65% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index (Net) is a total return, capitalization-weighted index that measures the performance of stock markets in 15 pacific region countries, including Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan, and Thailand. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The chart compares the performance of Class A shares for the most recent ten years with the MSCI All Country Asia Pacific Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Asia Pacific Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	In a year of continued volatility, the Fund significantly outperformed its benchmark, the MSCI All Country Asia Pacific Index (Net), for the 12-month period that ended October 31, 2012.

■	Overall, favorable stock selection combined with strong sector and country allocation decisions helped boost the Fund’s relative results.

■	Among countries, stock selection in India detracted from relative results. On a sector basis, both sector allocation and stock selection detracted in the consumer staples and health care sectors.

In a volatile market, the Fund generally benefited from favorable stock selection.

From a sector perspective, stock selection in the financials, industrials, and information technology (IT) sectors significantly contributed to relative returns for the period. An underweight allocation in the materials sector also aided relative performance as the sector performed poorly for the 12-month period. Holdings within the consumer staples, health care, and consumer discretionary sectors detracted for the reporting period.

Ten largest equity holdings[6] (%) as of October 31, 2012
Taiwan Semiconductor Manufacturing Company Limited	2.78
Industrial & Commercial Bank of China Class H	2.37
Samsung Electronics Company Limited	2.30
Mapletree Commercial Trust	2.18
Industrial & Infrastructure Fund Investment Corporation	1.98
iShares MSCI China Index ETF	1.95
Telecom Corporation of New Zealand Limited	1.93
PetroChina Company Limited	1.79
PT Perusahaan Gas Negara Persero Tbk	1.79
China Construction Bank	1.54

On a country basis, notable areas of success included stock selection in Australia, South Korea, and Taiwan. In Australia, Insurance Australia Group Limited, a multinational insurance company headquartered in Sydney, was the leading stock contributor. In South Korea, stock selection in the IT sector contributed to the Fund’s relative results, with strong performance from Samsung Electronics Company Limited. In Taiwan, the Fund benefited from holdings in the IT and financials sectors. Additional stock contributors include Telecom Corporation of New Zealand Limited, a telecom services provider, and Mapletree Commercial Trust, a Singapore-focused real estate investment trust.

The Indian stock market was one of the weaker performers within the index for the 12-month period, and the Fund’s holdings in the country underperformed the index. Notable detractors included Shree Renuka Sugars Limited, a sugar producer and ethanol refiner whose stock declined in part because of lower sugar prices earlier in the reporting period. Travel services provider Cox & Kings Limited also underperformed in part because of investor concerns about its high debt levels.

Sector distribution[7] as of October 31, 2012

Our investment outlook on the Asia Pacific region is positive.

We believe that the key for emerging markets in 2013 will be whether China’s growth rate accelerates. We do not anticipate any large-scale stimulus in China until its scheduled change in leadership is complete. Nevertheless, we believe that current sentiment on the country is overly bearish. The government is now focused on a smooth leadership transition, but we are confident that it is equipped with the necessary fiscal and monetary ammunition to support the economy. We also expect pro-growth measures to be cloaked in moderate to conservative language given the fixation on stability in this period of leadership transition.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Asia Pacific Fund	9

Following strong growth in 2012 in southeast Asian countries such as the Philippines, Indonesia, and Malaysia, we expect there to be some rotation into the north Asia region as China bottoms. Continued penetration of smartphones and tablets should support the IT sector in Taiwan and Korea, as much component production is located in those countries. We remain interested in Indonesia because—while the country remains strong in its traditional exports of coal, oil, and gas —the large, young, and increasingly financially better-off population has resulted in strong demand for everything from property to cars to consumer goods. Despite this strong growth, both inflation and interest rates are lower than in previous growth periods. We have developed a more positive outlook on India, even though it is hampered by policy and infrastructure problems, and think the worst may have passed for that market. We are looking for more exposure to the Philippines, which looks more attractive on a macroeconomic basis.

In developed Asia, we are now neutral on Japan due to the negative effect of a strong yen plus the lack of global growth to drive export volumes, a situation that was reflected in the most recent earnings season. We continue to like Japan’s domestic sectors of real estate and financial services. In Australia, growth is starting to slow after many years of buoyant demand. Moreover, while we like Australia’s commodity complex, the outlook for commodities remains muted. We like New Zealand for its solid management track record against the backdrop of sensible government policies and friendly minority shareholder policies. Our main exposure to that market remains through telecommunication services and infrastructure. We like Singapore for its role as the financial nerve centre for much of Asia. Also, given Singapore’s open economy, in our view, it should be one of the first countries to benefit from any improvement in world trade.

As always, we will continue to focus on what we believe are well-managed companies with track records of good corporate governance and attractive total return potential.

10	Wells Fargo Advantage Asia Pacific Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-12	Ending account value 10-31-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,010.91	$8.09	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.11	1.60%
Class C
Actual	$1,000.00	$1,007.25	$11.86	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.32	$11.89	2.35%
Administrator Class
Actual	$1,000.00	$1,012.10	$7.08	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.10	1.40%
Institutional Class
Actual	$1,000.00	$1,013.10	$6.33	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34	1.25%
Investor Class
Actual	$1,000.00	$1,011.07	$8.34	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.36	1.65%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Asia Pacific Fund	11

Security name	Shares	Value

Common Stocks: 92.58%

Australia: 6.44%
Amcor Limited (Materials, Containers & Packaging)	218,637	$1,792,948
BHP Billiton Limited (Materials, Metals & Mining)	25,600	910,162
Goodman Group (Financials, REITs)	245,600	1,129,406
Insurance Australia Group Limited (Financials, Insurance)	235,000	1,119,692
Newcrest Mining Limited (Materials, Metals & Mining)	26,497	726,963
Qantas Airways Limited (Industrials, Airlines)†	669,000	923,625
Sonic Healthcare Limited (Health Care, Health Care Providers & Services)	74,400	1,004,002
Sydney Airport (Industrials, Transportation Infrastructure)	263,000	925,494
Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	206,700	888,299
Transurban Group (Industrials, Transportation Infrastructure)	155,266	979,937
Treasury Wine Estates Limited (Consumer Staples, Beverages)	171,000	876,882

		11,277,410

China: 9.52%
AutoNavi Holdings Limited ADR (Information Technology, Software)†	108,337	1,162,456
China Construction Bank (Financials, Commercial Banks)	3,588,000	2,703,714
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	828,000	879,277
Chongqing Rural Commercial Bank (Financials, Commercial Banks)	1,885,000	885,336
CSR Corporation Limited (Industrials, Machinery)	2,400,000	1,864,246
Industrial & Commercial Bank of China Class H (Financials, Commercial Banks)	6,263,000	4,145,675
Jiangxi Copper Company Limited (Materials, Metals & Mining)	349,000	902,891
PetroChina Company Limited (Energy, Oil, Gas & Consumable Fuels)	2,302,000	3,142,581
Zhaojin Mining Industry Company Limited (Materials, Metals & Mining)	593,500	995,542

		16,681,718

Hong Kong: 7.10%
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	162,500	1,802,166
China State Construction International Holdings Limited (Industrials, Construction & Engineering)	1,526,000	1,817,405
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	439,000	911,981
COFCO International Limited (Consumer Staples, Food Products)	906,000	916,515
Cosco Pacific Limited (Industrials, Transportation Infrastructure)	1,322,000	1,951,430
First Pacific Company Limited (Financials, Diversified Financial Services)	1,558,000	1,734,897
Noble Group Limited (Industrials, Trading Companies & Distributors)	815,000	875,266
Shanghai Industrial Holdings Limited (Industrials, Industrial Conglomerates)	538,000	1,728,531
Sunlight Real Estate Investment Trust (Financials, REITs)	1,719,000	703,122

		12,441,313

India: 3.69%
Cox & Kings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	407,500	1,039,297
Dabur India Limited (Consumer Staples, Personal Products)	386,900	894,340
DLF Limited (Financials, Real Estate Management & Development)	481,900	1,816,699
Hindustan Unilever Limited (Consumer Staples, Household Products)	82,200	835,217
Lupin Limited (Health Care, Pharmaceuticals)	98,500	1,037,184
Motherson Sumi Systems Limited (Consumer Discretionary, Auto Components)	289,300	837,327

		6,460,064

Indonesia: 3.79%
PT Lippo Karawaci Terbuka Tbk (Financials, Real Estate Management & Development)	17,061,000	1,651,924

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Asia Pacific Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Indonesia (continued)
PT Perusahaan Gas Negara Persero Tbk (Utilities, Gas Utilities)	6,484,500	$3,139,295
PT Semen Gresik Persero Tbk (Materials, Construction Materials)	653,000	1,012,983
PT Surya Citra Media Tbk (Consumer Discretionary, Media)	4,152,500	843,037

		6,647,239

Israel: 0.27%
Sarin Technologies Limited (Information Technology, Electronic Equipment, Instruments & Components)	577,000	465,933

Japan: 13.59%
Chiyoda Corporation (Industrials, Construction & Engineering)	58,000	935,789
Hitachi Limited (Industrials, Industrial Conglomerates)	224,000	1,186,922
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	44,400	1,329,275
Industrial & Infrastructure Fund Investment Corporation (Financials, REITs)	450	3,472,379
Japan Retail Fund Investment Corporation (Financials, REITs)	874	1,592,973
Marubeni Corporation (Industrials, Trading Companies & Distributors)	201,000	1,301,729
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	42,900	765,784
Mitsubishi Electric Corporation (Industrials, Electrical Equipment)	209,000	1,560,366
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	118,000	2,384,242
Mizuho Financial Group Incorporated (Financials, Commercial Banks)	1,394,300	2,183,233
Modec Incorporated (Energy, Energy Equipment & Services)	95,100	1,929,876
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	37,000	1,684,768
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	90,500	757,284
Sanrio Company Limited (Consumer Discretionary, Specialty Retail)«	35,900	1,182,276
THK Company Limited (Industrials, Machinery)	93,100	1,547,585

		23,814,481

Malaysia: 5.03%
CapitaMalls Malaysia Trust (Financials, REITs)	1,648,200	973,986
Eastern & Oriental Bhd (Financials, Real Estate Management & Development)	1,682,000	905,607
IHH Healthcare Bhd (Health Care, Health Care Providers & Services)†	858,900	922,063
KPJ Healthcare Bhd (Health Care, Health Care Providers & Services)	909,100	1,799,696
POS Malaysia Bhd (Industrials, Air Freight & Logistics)	1,078,200	1,068,997
Sapurakencana Petroleum Bhd (Energy, Energy Equipment & Services)	1,111,400	915,829
Sunway Bhd (Financials, Real Estate Management & Development)†	586,400	454,335
Top Glove Corporation Bhd (Health Care, Health Care Equipment & Supplies)	517,700	909,289
UEM Land Holdings Bhd (Financials, Real Estate Management & Development)†	1,250,200	870,133

		8,819,935

New Zealand: 3.47%
Auckland International Airport Limited (Industrials, Transportation Infrastructure)	832,000	1,837,176
Fletcher Building Limited (Materials, Construction Materials)	146,300	847,033
Telecom Corporation of New Zealand Limited (Telecommunication Services, Diversified Telecommunication Services)«	1,713,000	3,388,096

		6,072,305

Philippines: 5.24%
Ayala Corporation (Financials, Diversified Financial Services)	83,200	894,711
Global Estate Resorts Incorporated (Financials, Real Estate Management & Development)†	18,552,000	855,657

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Asia Pacific Fund	13

Security name	Shares	Value

Philippines (continued)
GT Capital Holdings Incorporated (Financials, Diversified Financial Services)	207,040	$2,663,702
Megaworld Corporation (Financials, Real Estate Management & Development)	37,124,000	2,207,884
SM Investments Corporation (Industrials, Industrial Conglomerates)	50,340	981,260
Universal Robina Corporation (Consumer Staples, Food Products)	907,000	1,583,039

		9,186,253

Singapore: 14.62%
Ara Asset Management Limited (Financials, Capital Markets)	724,000	940,761
Biosensors International Group Limited (Health Care, Health Care Equipment & Supplies)†	1,738,000	1,545,934
CapitaLand Limited (Financials, Real Estate Management & Development)	913,000	2,447,541
CapitaRetail China Trust (Financials, REITs)«	1,348,200	1,724,211
CSE Global Limited (Information Technology, IT Services)	1,498,000	1,062,281
CWT Limited (Industrials, Road & Rail)	856,000	877,193
Ezion Holdings Limited (Energy, Energy Equipment & Services)	1,209,000	1,283,534
Hutchison Port Holdings Trust (Industrials, Transportation Infrastructure)	2,483,000	1,936,740
Indofood Agri Resources Limited (Consumer Staples, Food Products)	1,175,000	1,213,724
K-REIT Asia (Financials, REITs)	1,043,000	1,017,519
Keppel Corporation Limited (Industrials, Industrial Conglomerates)	240,000	2,097,393
Mapletree Commercial Trust (Financials, REITs)	3,847,000	3,816,093
Midas Holdings Limited (Materials, Machinery)	2,803,000	930,657
Parkway Life Real Estate Investment Trust (Financials, REITs)	442,100	739,370
SembCorp Marine Limited (Industrials, Machinery)	226,000	872,651
Singapore Press Holdings Limited (Consumer Discretionary, Media)	268,000	887,621
STX OSV Holdings Limited (Industrials, Machinery)	1,020,000	1,279,390
Venture Corporation Limited (Information Technology, Electronic Equipment, Instruments & Components)	152,000	953,271

		25,625,884

South Korea: 8.63%
Hite Jinro Company Limited (Consumer Staples, Beverages)	65,500	1,936,893
Hyundai Heavy Industries Company Limited (Industrials, Machinery)	7,800	1,637,814
Korea Zinc Company Limited (Materials, Metals & Mining)	2,200	903,723
KT Corporation ADR (Telecommunication Services, Diversified Telecommunication Services)«	66,000	1,118,700
KT&G Corporation (Consumer Staples, Tobacco)	14,500	1,104,851
LG Chem Limited (Materials, Chemicals)	6,400	1,795,709
LG Display Company Limited (Information Technology, Electronic Equipment, Instruments & Components)†	54,500	1,619,109
POSCO (Materials, Metals & Mining)	3,100	976,389
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	3,360	4,035,944

		15,129,132

Taiwan: 6.71%
Asustek Computer Incorporated (Information Technology, Computers & Peripherals)	127,000	1,360,753
Cheng Uei Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	395,000	874,848
Lung Yen Life Service Corporation (Consumer Discretionary, Diversified Consumer Services)	575,000	1,773,470
Merida Industry Limited (Consumer Discretionary, Leisure Equipment & Products)	230,000	881,814
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	1,602,000	4,864,267
United Microelectronics Corporation ADR (Information Technology, Semiconductors & Semiconductor Equipment)«	1,064,400	2,001,072

		11,756,224

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Asia Pacific Fund	Portfolio of investments—October 31, 2012

Security name			Shares	Value

Thailand: 4.48%
Bangkok Expressway PCL (Industrials, Transportation Infrastructure)			921,200	$834,039
Delta Electronics Thailand PCL (Information Technology, Electronic Equipment, Instruments & Components)			1,034,600	987,343
Major Cineplex Group PCL (Consumer Discretionary, Media)			2,334,400	1,500,414
Shin Corporation PCL (Information Technology, Communications Equipment)			403,000	828,352
The Siam Cement PCL (Materials, Construction Materials)			155,000	1,891,354
Tisco Financial Group PCL (Financials, Commercial Banks)			622,300	908,578
Total Access Communication PCL (Telecommunication Services, Wireless Telecommunication Services)			320,200	906,276

				7,856,356

Total Common Stocks (Cost $151,946,028)				162,234,247

Investment Companies: 3.53%

Hong Kong: 1.95%
iShares MSCI China Index ETF			2,713,600	3,417,363

Singapore: 0.83%
Macquarie International Infrastructure Fund Limited			3,147,000	1,444,761

United States: 0.75%
iShares MSCI Japan Index ETF			145,738	1,318,929

Total Investment Companies (Cost $6,355,651)				6,181,053

		Expiration date

Warrants: 0.27%

United Kingdom: 0.27%
HSBC Bank plc (Financials, Commercial Banks)†(a)		1-6-22	478,000	477,522

Total Warrants (Cost $458,163)				477,522

	Yield
Short-Term Investments: 5.66%

Investment Companies: 5.66%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17%		4,048,993	4,048,993
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.22		5,879,400	5,879,400

Total Short-Term Investments (Cost $9,928,393)				9,928,393

Total investments in securities (Cost $168,688,235)*	102.04%	178,821,215
Other assets and liabilities, net	(2.04)	(3,579,184)

Total net assets	100.00%	$175,242,031

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $173,519,913 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$17,052,474
Gross unrealized depreciation	(11,751,172)

Net unrealized appreciation	$5,301,302

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2012	Wells Fargo Advantage Asia Pacific Fund	15

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$168,892,822
In affiliated securities, at value (see cost below)	9,928,393

Total investments, at value (see cost below)	178,821,215
Foreign currency, at value (see cost below)	496,385
Receivable for investments sold	4,183,131
Receivable for Fund shares sold	132,243
Receivable for dividends	440,695
Receivable for securities lending income	8,189
Prepaid expenses and other assets	32,663

Total assets	184,114,521

Liabilities
Payable for investments purchased	2,413,701
Payable for Fund shares redeemed	264,581
Payable upon receipt of securities loaned	5,879,400
Advisory fee payable	121,529
Distribution fees payable	1,066
Due to other related parties	52,544
Accrued expenses and other liabilities	139,669

Total liabilities	8,872,490

Total net assets	$175,242,031

NET ASSETS CONSIST OF
Paid-in capital	$312,591,091
Undistributed net investment income	3,228,910
Accumulated net realized losses on investments	(150,701,620)
Net unrealized gains on investments	10,123,650

Total net assets	$175,242,031

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$5,698,513
Shares outstanding – Class A	559,215
Net asset value per share – Class A	$10.19
Maximum offering price per share – Class A2	$10.81
Net assets – Class C	$1,672,506
Shares outstanding – Class C	171,877
Net asset value per share – Class C	$9.73
Net assets – Administrator Class	$12,860,082
Shares outstanding – Administrator Class	1,280,292
Net asset value per share – Administrator Class	$10.04
Net assets – Institutional Class	$11,668
Shares outstanding – Institutional Class	1,161
Net asset value per share – Institutional Class	$10.05
Net assets – Investor Class	$154,999,262
Shares outstanding – Investor Class	15,420,423
Net asset value per share – Investor Class	$10.05

Investments in unaffiliated securities, at cost	$158,759,842

Investments in affiliated securities, at cost	$9,928,393

Total investments, at cost	$168,688,235

Securities on loan, at value	$5,540,781

Foreign currency, at cost	$495,340

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Asia Pacific Fund	Statement of operations—year ended October 31, 2012

Investment income
Dividends*	$5,517,823
Securities lending income, net	131,893
Income from affiliated securities	8,471
Interest	219

Total investment income	5,658,406

Expenses
Advisory fee	2,008,386
Administration fees
Fund level	91,290
Class A	22,029
Class C	4,034
Administrator Class	13,109
Institutional Class	9
Investor Class	518,373
Shareholder servicing fees
Class A	21,181
Class C	3,879
Administrator Class	27,693
Investor Class	397,918
Distribution fee
Class C	11,637
Custody and accounting fees	129,702
Professional fees	58,271
Registration fees	84,078
Shareholder report expenses	70,087
Trustees’ fees and expenses	11,760
Other fees and expenses	30,677

Total expenses	3,504,113
Less: Fee waivers and/or expense reimbursements	(516,512)

Net expenses	2,987,601

Net investment income	2,670,805

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(9,105,718)
Net change in unrealized gains (losses) on investments	21,109,646

Net realized and unrealized gains (losses) on investments	12,003,928

Net increase in net assets resulting from operations	$14,674,733

* Net of foreign dividend withholding taxes of	$467,404

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Asia Pacific Fund	17

	Year ended October 31, 2012		Year ended October 31, 2011

Operations
Net investment income		$2,670,805		$2,324,493
Net realized gains (losses) on investments		(9,105,718)		31,234,439
Net change in unrealized gains (losses) on investments		21,109,646		(52,816,349)

Net increase (decrease) in net assets resulting from operations		14,674,733		(19,257,417)

Distributions to shareholders from
Net investment income
Class A		0		(179,515)
Class C		(4,466)		(18,810)
Administrator Class		(180,458)		(201,125)
Institutional Class		(165)		(103)
Investor Class		(1,715,646)		(1,337,239)

Total distributions to shareholders		(1,900,735)		(1,736,792)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	283,043	2,752,406	360,456	3,647,059
Class C	72,771	668,114	54,567	543,584
Administrator Class	462,654	4,454,889	2,721,080	27,752,823
Institutional Class	376	3,321	0	0
Investor Class	1,721,079	16,356,712	2,587,533	26,262,269

		24,235,442		58,205,735

Reinvestment of distributions
Class A	0	0	17,467	177,817
Class C	467	3,886	1,414	14,002
Administrator Class	19,583	166,851	18,442	187,182
Institutional Class	19	165	10	103
Investor Class	181,106	1,546,646	113,110	1,150,332

		1,717,548		1,529,436

Payment for shares redeemed
Class A	(3,056,737)	(27,310,428)	(3,325,878)	(34,022,979)
Class C	(43,135)	(400,836)	(65,567)	(645,367)
Administrator Class	(705,282)	(6,676,833)	(1,237,316)	(12,490,820)
Institutional Class	(375)	(3,637)	0	0
Investor Class	(4,783,428)	(45,231,217)	(9,260,588)	(92,928,842)

		(79,622,951)		(140,088,008)

Net decrease in net assets resulting from capital share transactions		(53,669,961)		(80,352,837)

Total decrease in net assets		(40,895,963)		(101,347,046)

Net assets
Beginning of period		216,137,994		317,485,040

End of period		$175,242,031		$216,137,994

Undistributed net investment income		$3,228,910		$1,748,502

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31			Year ended September 30
CLASS A	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$9.30	$10.15	$9.77	$8.82	$8.14	$15.83
Net investment income (loss)	0.10 [2]	0.08 [2]	(0.01)[2]	0.04 [2]	0.11 [2]	0.09 [2]
Net realized and unrealized gains (losses) on investments	0.79	(0.89)	0.39	1.05	0.59	(5.20)

Total from investment operations	0.89	(0.81)	0.38	1.09	0.70	(5.11)
Distributions to shareholders from
Net investment income	0.00	(0.04)	0.00	(0.14)	(0.02)	0.00
Net realized gains	0.00	0.00	0.00	0.00	0.00	(2.58)

Total distributions to shareholders	0.00	(0.04)	0.00	(0.14)	(0.02)	(2.58)
Net asset value, end of period	$10.19	$9.30	$10.15	$9.77	$8.82	$8.14
Total return[3]	9.57%	(7.97)%	3.89%	12.58%	8.64%	(38.53)%
Ratios to average net assets (annualized)
Gross expenses	1.86%	1.73%	1.90%	1.90%	2.03%	1.99%
Net expenses	1.60%	1.60%	1.60%	1.59%	1.60%	1.60%
Net investment income (loss)	1.04%	0.83%	(0.91)%	0.49%	1.56%	0.77%
Supplemental data
Portfolio turnover rate	163%	196%	11%	137%	185%	187%
Net assets, end of period (000s omitted)	$5,699	$31,000	$63,741	$62,700	$85,156	$43,946

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asia Pacific Fund	19

(For a share outstanding throughout each period)

	Year ended October 31			Year ended September 30
CLASS C	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$8.98	$9.96	$9.59	$8.67	$8.05	$15.81
Net investment income (loss)	0.09 [2]	0.01	(0.01)[2]	(0.01)[2]	0.05 [2]	0.04 [2]
Net realized and unrealized gains (losses) on investments	0.69	(0.86)	0.38	1.03	0.57	(5.22)

Total from investment operations	0.78	(0.85)	0.37	1.02	0.62	5.18
Distributions to shareholders from
Net investment income	(0.03)	(0.13)	0.00	(0.10)	0.00	0.00
Net realized gains	0.00	0.00	0.00	0.00	0.00	(2.58)

Total distributions to shareholders	(0.03)	(0.13)	0.00	(0.10)	0.00	(2.58)
Net asset value, end of period	$9.73	$8.98	$9.96	$9.59	$8.67	$8.05
Total return[3]	8.78%	(8.67)%	3.86%	11.84%	7.70%	(39.10)%
Ratios to average net assets (annualized)
Gross expenses	2.62%	2.48%	2.65%	2.65%	2.79%	2.71%
Net expenses	2.35%	2.35%	2.35%	2.34%	2.35%	2.35%
Net investment income (loss)	0.92%	0.18%	(1.66)%	(0.13)%	0.73%	0.36%
Supplemental data
Portfolio turnover rate	163%	196%	11%	137%	185%	187%
Net assets, end of period (000s omitted)	$1,673	$1,274	$1,507	$1,450	$1,112	$939

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31			Year ended September 30, 2010[2]
ADMINISTRATOR CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$9.29	$10.15	$9.77	$8.84
Net investment income (loss)	0.17	0.12 [3]	(0.00)[3]	0.03 [3]
Net realized and unrealized gains (losses) on investments	0.71	(0.89)	0.38	0.90

Total from investment operations	0.88	(0.77)	0.38	0.93
Distributions to shareholders from
Net investment income	(0.13)	(0.09)	0.00	0.00
Net asset value, end of period	$10.04	$9.29	$10.15	$9.77
Total return[4]	9.66%	(7.68)%	3.89%	10.52%
Ratios to average net assets (annualized)
Gross expenses	1.67%	1.52%	1.74%	1.80%
Net expenses	1.40%	1.39%	1.40%	1.40%
Net investment income (loss)	1.74%	1.14%	(0.70)%	1.98%
Supplemental data
Portfolio turnover rate	163%	196%	11%	137%
Net assets, end of period (000s omitted)	$12,860	$13,959	$11	$11

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operations), to September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asia Pacific Fund	21

(For a share outstanding throughout each period)

	Year ended October 31			Year ended September 30, 2010[2]
INSTITUTIONAL CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$9.30	$10.15	$9.77	$8.84
Net investment income (loss)	0.18	0.13	(0.01)[3]	0.03 [3]
Net realized and unrealized gains (losses) on investments	0.71	(0.89)	0.39	0.90

Total from investment operations	0.89	(0.76)	0.38	0.93
Distributions to shareholders from
Net investment income	(0.14)	(0.09)	0.00	0.00
Net asset value, end of period	$10.05	$9.30	$10.15	$9.77
Total return[4]	9.90%	(7.55)%	3.89%	10.52%
Ratios to average net assets (annualized)
Gross expenses	1.42%	1.29%	1.47%	1.47%
Net expenses	1.25%	1.24%	1.25%	1.25%
Net investment income (loss)	1.86%	1.30%	(0.57)%	2.11%
Supplemental data
Portfolio turnover rate	163%	196%	11%	137%
Net assets, end of period (000s omitted)	$12	$11	$11	$11

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operations), to September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31			Year ended September 30
INVESTOR CLASS	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$9.28	$10.14	$9.76	$8.81	$8.12	$15.82
Net investment income (loss)	0.15	0.08 [2]	(0.01)[2]	0.04 [2]	0.09 [2]	0.06 [2]
Net realized and unrealized gains (losses) on investments	0.72	(0.88)	0.39	1.05	0.60	(5.18)

Total from investment operations	0.87	(0.80)	0.38	1.09	0.69	(5.12)
Distributions to shareholders from
Net investment income	(0.10)	(0.06)	0.00	(0.14)	(0.00)[3]	0.00
Net realized gains	0.00	0.00	0.00	0.00	0.00	(2.58)

Total distributions to shareholders	(0.10)	(0.06)	0.00	(0.14)	(0.00)[3]	(2.58)
Net asset value, end of period	$10.05	$9.28	$10.14	$9.76	$8.81	$8.12
Total return[4]	9.51%	(7.97)%	3.89%	12.51%	8.53%	(38.63)%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.80%	1.97%	1.99%	2.14%	2.01%
Net expenses	1.65%	1.65%	1.65%	1.64%	1.65%	1.65%
Net investment income (loss)	1.47%	0.82%	(0.96)%	0.41%	1.36%	0.52%
Supplemental data
Portfolio turnover rate	163%	196%	11%	137%	185%	187%
Net assets, end of period (000s omitted)	$154,999	$169,895	$252,214	$241,892	$278,741	$326,929

1.	For the one month ended October 31, 2010. The Fund changed it fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Asia Pacific Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Asia Pacific Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2012, fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified

24	Wells Fargo Advantage Asia Pacific Fund	Notes to financial statements

by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Advantage Asia Pacific Fund	25

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and passive foreign investment companies. At October 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$710,338	$(710,338)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010, for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

At October 31, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment capital loss expiration		Post-enactment capital losses
2016	2017	Short-term	Long-term
$59,224,431	$80,817,204	$4,095,236	$5,239,473

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Advantage Asia Pacific Fund	Notes to financial statements

As of October 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$162,234,247	$0	$0	$162,234,247
Investment companies	6,181,053	0	0	6,181,053
Warrants	0	477,522	0	477,522

Short-term investments
Investment companies	4,048,993	5,879,400	0	9,928,393
	$172,464,293	$6,356,922	$0	$178,821,215

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2012, the Fund did not have any significant transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.10% and declining to 0.95% as the average daily net assets of the Fund increase. For the year ended October 31, 2012, the advisory fee was equivalent to an annual rate of 1.10% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. WellsCap, an affiliate of Funds Management, is a subadviser to the Fund. The fees related to these subadvisory services are borne directly by Funds Management and do not increase the overall fees paid by the Fund. WellsCap is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase. Effective August 30, 2012, Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A., also became a subadviser to the Fund. Out of its fees, WellsCap pays Wells Capital Management Singapore a fee for its services as subadviser at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32*

*	Prior to May 1, 2012, the class level administration fee for Investor Class was 0.33%.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2013 to waive fees and/or reimburse

Notes to financial statements	Wells Fargo Advantage Asia Pacific Fund	27

expenses to the extent necessary to cap the Fund’s expenses at 1.60% for Class A, 2.35% for Class C, 1.40% for Administrator Class, 1.25% for Institutional Class, and 1.65% for Investor Class.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended October 31, 2012, Wells Fargo Funds Distributor, LLC received $1,371 from the sale of Class A shares and $9,971 and $32 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2012, were $285,702,106 and $332,395,855, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2012, the Fund paid $418 in commitment fees.

During the year ended October 31, 2012, the Fund had average borrowings outstanding of $86,761 at a rate of 1.42% and paid interest in the amount of $1,232.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,900,735 and $1,736,792 of ordinary income for the years ended October 31, 2012 and October 31, 2011, respectively.

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$6,735,312	$5,291,972	$(149,376,344)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

28	Wells Fargo Advantage Asia Pacific Fund	Notes to financial statements

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

10. SUBSEQUENT DISTRIBUTIONS

On December 13, 2012, the Fund declared distributions from net investment income to shareholders of record on December 12, 2012. The per share amounts payable on December 14, 2012 were as follows:

Net investment income
Class A	$0.37848
Class C	0.32237
Administrator Class	0.40774
Institutional Class	0.42091
Investor Class	0.38206

These distributions are not reflected in the accompanying financial statements.

9

Report of independent registered public accounting firm	Wells Fargo Advantage Asia Pacific Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Asia Pacific Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from October 1, 2010 to October 31, 2010, and for each of the years or periods in the three-year period ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Asia Pacific Fund as of October 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2012

30	Wells Fargo Advantage Asia Pacific Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $2,003,719 of income dividends paid during the fiscal year ended October 31, 2012, has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2012. Additional details will be available in the semiannual report.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Asia Pacific Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

32	Wells Fargo Advantage Asia Pacific Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012;	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 77 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Asia Pacific Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

213203 12-12 A236/AR236 10-12

Wells Fargo Advantage

Diversified International Fund

Annual Report

October 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM) .
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available , a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $210 billion in assets under management, as of October 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Income Plus Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
High Yield Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Diversified International Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on other economies—two worries that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Diversified International Fund for the 12-month period that ended October 31, 2012. Much of the period was marked by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Developed market international stocks outperformed emerging markets stocks, but both noticeably underperformed U.S. large-cap stocks as the U.S. economy showed relative strength.

Macroeconomic optimism faded as debt worries resurfaced.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis. Investors also worried that an economic slowdown in Europe would dampen economic growth in emerging economies, many of which rely upon Europe as an export market and as a source of funding.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to the ongoing problems in southern Europe. Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on other economies—two worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Bank (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in an effort to support the economy and financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it soon lowered twice in response to weakness in the southern European economies. A third cut in July 2012 put the ECB’s key rate at a historic low of 0.75%. In September, the ECB announced that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout.

Letter to shareholders (unaudited)	Wells Fargo Advantage Diversified International Fund	3

Foreign stocks posted only moderate gains in an eventful period.

Aggressive central bank actions helped support asset prices in both developed and emerging economies, even as the European economic picture remained unclear. Southern European countries such as Greece, Italy, and Spain continued to grapple with high debt levels, government austerity programs aimed at paying down the debt, and slower economic growth. Since southern European countries are a source of demand for exporters, even stronger, export-driven economies such as Germany were affected by southern Europe’s weakness. By contrast, the U.S. generally reported stronger gross domestic product growth numbers over the reporting period, with a continued high unemployment rate the main negative piece of U.S. economic data.

Within emerging markets, weaker markets included India, which declined sharply in late 2011 on concerns about a combination of slower growth and higher inflation. Proposed economic reforms and a recovery in the value of the rupee allowed the Indian stock market to bounce back in 2012, but the market still ended the 12-month period with a loss. Slowing industrial production in China, which relies upon Europe as a major export market, caused weakness in commodity exporter Brazil, which relies upon China as an export market. China’s stock market, however, performed broadly in line with other Asian markets, in part because the country offers the prospect of continued growth via domestic consumption.

International stocks as measured by the MSCI EAFE Index (Net)1 returned 4.61% for the 12-month period, and emerging markets stocks as measured by the MSCI Emerging Markets Index (Net)2 returned 2.63%. U.S. large-cap stocks as measured by the S&P 500 Index3 gained 15.21% for the 12-month period.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Aggressive central bank actions helped support asset prices in both developed and emerging economies, even as the European economic picture remained unclear.

4	Wells Fargo Advantage Diversified International Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Diversified International Fund	5

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Diversified International Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Artisan Partners Limited Partnership

LSV Asset Management

Wells Capital Management Incorporated

Portfolio managers

Jeffrey Everett, CFA

Josef Lakonishok

Puneet Mansharamani, CFA

Menno Vermeulen, CFA

Dale Winner, CFA

Mark L. Yockey, CFA

Average annual total returns1 (%) as of October 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SILAX)	9-24-97	1.28	(7.74)	4.78	7.45	(6.64)	5.40	1.48	1.42
Class B (SILBX)*	9-24-97	1.69	(7.87)	4.84	6.69	(7.32)	4.84	2.23	2.17
Class C (WFECX)	4-1-98	5.67	(7.30)	4.61	6.67	(7.30)	4.61	2.23	2.17
Administrator Class (WFIEX)	11-8-99	–	–	–	7.64	(6.46)	5.61	1.32	1.26
Institutional Class (WFISX)	8-31-06	–	–	–	7.51	(6.32)	5.72	1.05	1.00
Investor Class (WIEVX)	7-18-08	–	–	–	7.43	(6.66)	5.23	1.55	1.47
MSCI EAFE® Index (Net)[4]	–	–	–	–	4.61	(5.81)	7.73	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified International Fund	7

Growth of $10,000 investment[5] as of October 31, 2012

1.	Historical performance shown for the Investor Class shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to the Investor Class shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through February 28, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.41% for Class A, 2.16% for Class B, 2.16% for Class C, 1.25% for Administrator Class, 0.99% for Institutional Class, and 1.46% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The chart compares the performance of Class A shares for the most recent ten years with the MSCI EAFE Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8.	The Morgan Stanley Capital International Europe, Australasia, and Far East Value (MSCI EAFE Value) Index (Net) is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the United States & Canada. You cannot invest directly in an index.

8	Wells Fargo Advantage Diversified International Fund	Performance highlights (unaudited)

The Fund uses three different styles of international equity management: international core, subadvised by Wells Capital Management Incorporated (WellsCap); international growth, subadvised by Artisan Partners Limited Partnership (Artisan); and international value, subadvised by LSV Asset Management (LSV).

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the MSCI EAFE® Index (Net), for the 12-month period that ended October 31, 2012.

■

Two of the three subadvisors—Artisan and LSV—posted strong results for the period, while the portion managed by WellsCap faced headwinds. The allocation managed by Artisan accounted for the majority of the outperformance, as its investments were biased toward sustainable growth within the Asian consumer markets. LSV’s portfolio benefited from the emerging markets investments within relatively defensive sectors such as utilities and telecommunication services sectors.

■	All three teams continued to execute their disciplined investment approaches, and all continued to find what they believe are attractive investment candidates in the current market environment.

During the 12-month reporting period, investors faced volatile markets driven by macroeconomic concerns such as the ongoing eurozone debt crisis and fears that a hard landing in China, one of the world’s largest engines of growth, could impede the global economic recovery. The U.S. also faced political gridlock over its own unresolved budgetary and debt issues. Investor sentiment was bolstered periodically by government stimulus measures and central bank injections of liquidity, but many issues remained unresolved as mixed economic data across the globe painted a worrisome picture. The MSCI EAFE Index (Net) ended the period with a 4.61% gain.

WELLSCAP:

Maintains a core equity style that emphasizes bottom-up stock selection based on rigorous, in-depth fundamental company research and incorporates top-down factors and developments as they affect market and economic activity within regions, countries, and sectors.

The WellsCap portion of the Fund faced headwinds throughout the 12-month period. A combination of an overweight to Japan and stock selection within that market was a significant detractor for the reporting period. In our view, many Japanese companies trade at low valuations and continue to show profitability and financial strength despite an expensive currency regime. We continued to build our overweight to Japan throughout the reporting period.

The Fund benefited from positions in the U.K. and Italy. The Fund maintained its overweight position in European stocks throughout a difficult summer of 2012, after the nationalization of Spain’s fourth-largest bank led to a sell-off in other Southern European markets such as Italy. The European Union Summit in mid-summer helped put markets back on track, and Spanish and Italian bond yields began to decline rather quickly. We benefited from the corresponding rebound in Italian stocks. The U.K. market outperformed in part because the country’s economy held up relatively well in a volatile environment.

On a sector basis, our information technology holdings—many of them in Japan—detracted from relative results. Financials and industrials holdings also detracted from relative results. Among contributors, minimal exposure to utilities aided relative results, as the sector underperformed the overall index. The Fund also benefited from stock selection within the sector. Relatively strong performance within the volatile metals and mining industry was a major contributor within the materials sector. The Fund also benefited from a significant underweight in the materials sector.

In the past few months, we believe that policy makers have made progress in reducing tail risk—or the risk of large negative events—in major international markets and regions. If we are correct in our assessment, then investors should expect lower correlations among stocks, more opportunity for independent research to add value, and most of all, a different investment environment than the one that has prevailed in a largely risk-on, risk-off scenario for the past several years. Even as we wait for fundamental improvements in major international markets, we continue to follow our research process in order to identify the most compelling individual stock opportunities that we can find. In our view, following our investment process is the best way to grow our investors’ capital over time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified International Fund	9

Ten largest equity holdings[6] (%) as of October 31, 2012
Linde AG	1.41
Japan Tobacco Incorporated	1.41
Canadian Pacific Railway Limited	1.39
Muenchener Rueckversicherungs-Gesellschaft AG	1.23
China Mobile Limited	1.21
Unilever NV	1.16
Nestle SA	1.15
Anheuser-Busch InBev NV	1.14
AIA Group Limited	1.11
Baidu.com Incorporated ADR	1.02

ARTISAN:

Invests in what the team considers to be dominant, high-quality companies that are exposed to positive secular growth trends or themes at reasonable valuations.

The Artisan portion of the Fund posted strong results, led by solid stock selection within the industrials and consumer sectors. Consumer staples holdings were strong contributors, especially those with strong brands and a growing presence in emerging markets. Allocation decisions contributed positively across many regions and sectors, most notably in consumer staples, where our overweight allocation worked in our favor. On the other hand, our undersized investment in health care stocks was a drawback, as this was among the strongest sectors in the index. We also experienced weakness in our Chinese holdings.

During the 12-month period, we made only modest shifts in portfolio positioning as a result of our active decision-making. Overall, the makeup of the portfolio remains focused on what we believe are high-quality companies that generate strong earnings and free cash flow growth. Our financials exposure did edge up slightly as we added to some of our higher-conviction holdings such as insurance company Muenchener Rueckversicherungs-Gesellschaft AG and financial services provider HSBC Holdings plc. We initiated a handful of new positions that fit our investment criteria, including one in Covidien plc, a global health care conglomerate. Our interest in the company stems in part from one of its key initiatives, which is to expand into emerging geographies, especially in Asia and Latin America.

Looking ahead to the next six to twelve months, we believe it is important to emphasize that serious fundamental challenges are still facing the global economy, with issues stemming from both sides of the Atlantic. We have continued to focus on growth-oriented companies with strong balance sheets, minimal leverage, and valuation support. As an active manager focused on fundamental research, we hope to position our part of the Fund to capture growth as opportunities arise.

Sector distribution[7] as of October 31, 2012

LSV:

Seeks to add value through a quantitative selection process that favors deep-value stocks.

The LSV portion of the Fund typically does well when value stocks lead the market. Over the past 12-month period, there was little difference between the returns of growth and value stocks in the international markets. Even so, the LSV portion of the Fund posted returns above both the MSCI EAFE and EAFE Value8 Indexes. Stock selection added value in multiple sectors and was particularly strong in the utilities, telecommunication services, information technology, and energy sectors. This strong relative performance was partially offset by unfavorable stock selection in the consumer staples and financials sectors. Notable contributors included U.K. communication equipment company Pace plc, Nihon Kohden Corporation and Sanofi-Aventis SA in the health care sector, Old Mutual plc in the financials sector, and WestJet Airlines Limited in the industrials sector. Detractors included consumer staples stocks Delhaize Group SA and Metro Incorporated, and machinery industry stock Lonking Holdings Limited. Our underweight, relative to the index, to larger cap stocks HSBC Holdings plc, Anheuser-Busch InBev NV, and Nestle SA also detracted.

Please see footnotes on page 7.

10	Wells Fargo Advantage Diversified International Fund	Performance highlights (unaudited)

Our sector exposures had little impact on relative results in the period. While our overweight to telecommunication services and underweight to consumer staples detracted, this was somewhat offset by our underweight to information technology and overweight to health care. Given our low turnover, sector weights do not change significantly over the short term. The most significant changes in sector exposure over the last year were a decrease in our weight to materials and an increase in our exposure to consumer discretionary stocks. The LSV portion of the Fund continues to be overweight telecommunication services and energy stocks and underweight consumer staples.

We believe that the valuations in our portion of the Fund remain attractive, as our companies’ earnings and cash flows remained strong over the past year. We calculate that our portion of the Fund is trading at nine times forward earnings estimates and five times cash flow, both discounts to the overall market and low by historical standards.

Fund expenses (unaudited)	Wells Fargo Advantage Diversified International Fund	11

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-12	Ending account value 10-31-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,013.85	$7.14	1.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.15	1.41%
Class B
Actual	$1,000.00	$1,009.27	$10.40	2.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.78	$10.43	2.06%
Class C
Actual	$1,000.00	$1,009.52	$10.91	2.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.28	$10.94	2.16%
Administrator Class
Actual	$1,000.00	$1,013.62	$6.33	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34	1.25%
Institutional Class
Actual	$1,000.00	$1,010.90	$5.00	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.03	0.99%
Investor Class
Actual	$1,000.00	$1,012.90	$7.39	1.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.41	1.46%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

12	Wells Fargo Advantage Diversified International Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Common Stocks: 89.01%

Argentina: 0.05%
IRSA Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	5,087	$36,728

Australia: 2.86%
Arrium Limited (Materials, Metals & Mining)	198,700	161,914
Bendigo Bank Limited (Financials, Commercial Banks)	26,100	218,912
BHP Billiton Limited (Materials, Metals & Mining)	8,478	301,420
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	46,700	156,580
Coca-Cola Amatil Limited (Consumer Staples, Beverages)	4,125	57,592
Downer EDI Limited (Industrials, Commercial Services & Supplies) †	42,300	157,635
Goodman Fielder Limited (Consumer Staples, Food Products) †	134,500	81,676
GrainCorp Limited (Consumer Staples, Food & Staples Retailing)	23,236	295,954
Lend Lease Corporation Limited (Financials, Real Estate Management & Development)	18,600	167,398
Metcash Limited (Consumer Staples, Food & Staples Retailing)	42,000	159,569
Perilya Limited (Industrials, Professional Services) †	289,100	93,031
Westfield Group (Financials, REITs)	4,665	51,621
Westpac Banking Corporation (Financials, Commercial Banks)	7,400	195,957

		2,099,259

Austria: 0.41%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	5,300	193,722
Voestalpine AG (Materials, Metals & Mining)	3,400	107,088

		300,810

Belgium: 1.87%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	10,022	837,986
Delhaize Group SA (Consumer Staples, Food & Staples Retailing)	3,600	137,628
KBC Groep NV (Financials, Commercial Banks)	4,900	115,019
Telenet Group Holding NV (Telecommunication Services, Diversified Telecommunication Services) (i)	855	39,203
Tessenderlo Chemie NV (Materials, Chemicals) «	3,600	104,288
UCB SA (Health Care, Pharmaceuticals)	2,392	139,518

		1,373,642

Brazil: 0.93%
Banco do Brasil SA (Financials, Commercial Banks)	12,100	129,099
Cia Saneamento Basico de Sau Paulo (Utilities, Water Utilities)	5,900	249,763
Cia Saneamento Minas Gerais (Utilities, Water Utilities)	5,300	125,099
Cosan Limited Class A (Consumer Staples, Food Products)	11,011	180,691

		684,652

Canada: 3.50%
Barrick Gold Corporation (Materials, Metals & Mining)	5,731	231,765
Canadian Pacific Railway Limited (Industrials, Road & Rail)	11,062	1,018,368
Cenovus Energy Incorporated (Energy, Oil, Gas & Consumable Fuels) «	8,961	316,413
Magna International Incorporated Class A (Consumer Discretionary, Auto Components) «	4,500	200,050
Metro Incorporated (Consumer Staples, Food & Staples Retailing) «	3,400	200,579
Suncor Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	3,407	114,346
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) «†	5,190	290,277
WestJet Airlines Limited (Industrials, Airlines)	11,100	200,050

		2,571,848

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Diversified International Fund	13

Security name	Shares	Value

China: 2.85%
Baidu.com Incorporated ADR (Information Technology, Internet Software & Services) †	7,027	$749,219
China Communications Services Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	220,000	124,051
China Construction Bank (Financials, Commercial Banks)	296,000	223,049
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	284,000	301,588
China Railway Construction Corporation Limited (Industrials, Construction & Engineering)	141,500	140,586
Industrial & Commercial Bank of China Class H (Financials, Commercial Banks)	334,000	221,085
Tencent Holdings Limited (Information Technology, Internet Software & Services)	9,400	332,333

		2,091,911

Denmark: 0.26%
Danske Bank A/S (Financials, Commercial Banks) †	5,300	82,879
H. Lundbeck A/S (Health Care, Pharmaceuticals)	6,200	107,941

		190,820

Finland: 0.56%
Metso Oyj (Industrials, Machinery)	8,494	298,027
TietoEnator Oyj (Information Technology, IT Services)	5,800	111,261

		409,288

France: 5.78%
Air Liquide SA (Materials, Chemicals)	1,330	156,873
Arkema SA (Industrials, Professional Services)	910	82,966
AXA SA (Financials, Insurance)	7,500	119,230
BNP Paribas SA (Financials, Commercial Banks)	3,600	181,093
Credit Agricole SA (Financials, Commercial Banks)	10,900	82,056
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	821	133,443
Pernod-Ricard SA (Consumer Staples, Beverages)	4,517	486,116
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	6,100	536,220
Schneider Electric SA (Industrials, Electrical Equipment)	7,311	457,082
SCOR SE (Financials, Insurance)	7,700	205,495
Societe Generale SA (Financials, Diversified Financial Services) †	3,700	117,616
Technip SA (Energy, Energy Equipment & Services)	585	65,892
Total SA (Energy, Oil, Gas & Consumable Fuels)	12,828	645,460
Unibail-Rodamco SA (Financials, Real Estate Management & Development)	2,273	512,188
Vivendi SA (Consumer Discretionary, Media)	12,000	245,517
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	2,076	212,520

		4,239,767

Germany: 10.35%
Allianz AG (Financials, Insurance)	5,159	639,662
BASF SE (Materials, Chemicals)	2,900	240,302
Bayer AG (Health Care, Pharmaceuticals)	6,528	568,512
Beiersdorf AG (Consumer Staples, Personal Products)	5,484	398,835
Brenntag AG (Materials, Chemicals)	3,326	419,201
Daimler AG (Consumer Discretionary, Automobiles)	4,800	224,130
Deutsche Bank AG (Financials, Commercial Banks)	3,300	149,577
Deutsche Post AG (Industrials, Air Freight & Logistics)	21,862	433,406
E.ON AG (Utilities, Multi-Utilities)	24,494	556,540

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Diversified International Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Germany (continued)
Hannover Rueckversicherung AG (Financials, Insurance)	2,200	$154,752
Kabel Deutschland Holding AG (Consumer Discretionary, Media)	2,865	206,432
Linde AG (Materials, Chemicals)	6,173	1,038,147
Metro AG (Consumer Staples, Food & Staples Retailing)	18,774	540,821
Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	5,619	903,100
Norddeutsche Affinerie AG (Materials, Metals & Mining)	1,800	113,807
RWE AG (Utilities, Multi-Utilities)	2,900	132,518
SAP AG (Information Technology, Software)	1,594	116,113
Siemens AG (Industrials, Industrial Conglomerates)	4,456	447,843
Volkswagen AG (Consumer Discretionary, Automobiles)	1,600	311,905

		7,595,603

Hong Kong: 7.99%
AIA Group Limited (Financials, Insurance)	205,200	812,852
BOC Hong Kong Holdings Limited (Financials, Commercial Banks)	46,213	142,216
China Everbright Limited (Financials, Capital Markets)	312,000	454,108
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	79,900	886,111
China Resources Land Limited (Financials, Real Estate Management & Development)	120,600	275,433
Guangdong Investment Limited (Utilities, Water Utilities)	194,000	158,703
Hang Seng Bank Limited (Financials, Commercial Banks)	20,440	313,851
Henderson Land Development Company Limited (Financials, Real Estate Management & Development)	11,900	82,455
Hengdeli Holdings Limited (Consumer Discretionary, Specialty Retail)	1,285,424	404,699
Hong Kong Land Holdings Limited (Financials, Real Estate Management & Development)	28,058	178,168
Jardine Matheson Holdings Limited (Industrials, Industrial Conglomerates)	4,800	295,680
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	245,000	157,431
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	226,500	96,445
Lonking Holdings Limited (Industrials, Machinery) «	427,000	100,275
Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	98,627	370,962
Sino Land Company (Financials, Real Estate Management & Development)	117,753	210,890
Sun Hung Kai Properties Limited (Financials, Real Estate Management & Development)	28,823	401,288
Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	133,073	376,895
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	42,000	144,967

		5,863,429

India: 0.62%
Coal India Limited (Energy, Oil, Gas & Consumable Fuels)	15,595	100,391
Grasim Industries GDR (Industrials, Construction & Engineering) (i)	1,800	110,916
Tata Motors Limited ADR (Consumer Discretionary, Auto Components) «	5,100	123,165
Tata Steel Limited GDR (Industrials, Machinery)	17,100	124,317

		458,789

Indonesia: 0.05%
PT Bank Rakyat Indonesia Tbk (Financials, Commercial Banks)	48,000	36,981

Ireland: 0.87%
Covidien plc (Health Care, Health Care Equipment & Supplies) «	9,704	533,235
CRH plc (Materials, Construction Materials)	5,616	104,529

		637,764

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Diversified International Fund	15

Security name	Shares	Value

Israel: 0.46%
Bank Hapoalim Limited (Financials, Commercial Banks) †	38,000	$149,313
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	4,600	186,907

		336,220

Italy: 1.93%
Enel SpA (Utilities, Multi-Utilities)	48,100	180,800
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	24,005	551,030
Fiat Industrial SpA (Consumer Discretionary, Auto Components)	22,103	239,361
Intesa Sanpaolo SpA (Financials, Commercial Banks)	276,388	443,860

		1,415,051

Japan: 14.29%
Adeka Corporation (Materials, Chemicals)	20,600	155,345
Alpine Electronics Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	11,600	100,699
Asahi Glass Company Limited (Industrials, Building Products)	42,000	285,156
Bridgestone Corporation (Consumer Discretionary, Auto Components)	5,650	131,571
Canon Incorporated (Information Technology, Office Electronics)	12,500	403,670
Capcom Company Limited (Information Technology, Software)	16,800	320,090
Edion Corporation (Consumer Discretionary, Specialty Retail)	26,900	114,905
Eizo Nanao Corporation (Information Technology, Computers & Peripherals)	7,300	114,488
FamilyMart Company Limited (Consumer Staples, Food & Staples Retailing)	6,000	290,868
Fukuoka Financial Group Incorporated (Financials, Commercial Banks)	39,000	152,424
Hitachi Capital Corporation (Financials, Consumer Finance)	5,100	97,873
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	20,200	604,760
Itochu Corporation (Industrials, Trading Companies & Distributors)	45,500	455,399
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	37,400	1,033,501
JX Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	28,500	151,729
Kao Corporation (Consumer Staples, Personal Products)	8,300	233,103
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	4,200	326,193
Kyorin Company Limited (Health Care, Pharmaceuticals)	7,900	167,045
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	11,000	138,068
Marubeni Corporation (Industrials, Trading Companies & Distributors)	30,000	194,288
Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	1,800	76,099
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	5,500	98,177
Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	71,700	324,235
Mitsui Engineering & Shipbuilding Company Limited (Industrials, Machinery)	121,000	145,509
Mitsui OSK Lines Limited (Industrials, Marine)	120,000	287,110
Mizuho Financial Group Incorporated (Financials, Commercial Banks)	154,300	241,607
NGK Insulators Limited (Industrials, Electrical Equipment)	27,000	301,015
Nichirei Corporation (Consumer Staples, Food Products)	21,000	115,746
Nihon Kohden Corporation (Health Care, Health Care Equipment & Supplies)	3,600	133,799
Nippon Electric Glass Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	12,000	61,030
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	5,600	254,992
Nitto Denko Corporation (Materials, Chemicals)	12,000	544,156
NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	100	146,937
Otsuka Holdings Company Limited (Health Care, Health Care Providers & Services)	6,000	184,818
Rakuten Incorporated (Consumer Discretionary, Internet & Catalog Retail)	9,300	83,645
Rengo Company Limited (Materials, Containers & Packaging)	23,000	100,551

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Diversified International Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Japan (continued)
Sankyu Incorporated (Industrials, Road & Rail)	28,000	$97,507
Sega Sammy Holdings Incorporated (Consumer Discretionary, Leisure Equipment & Products)	5,600	105,574
Seino Holdings Company Limited (Industrials, Transportation Infrastructure)	3,000	17,287
Sojitz Corporation (Industrials, Trading Companies & Distributors)	77,400	95,986
Sumitomo Corporation (Consumer Discretionary, Distributors)	19,900	271,216
Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	8,000	244,920
Sumitomo Mitsui Trust Holdings Incorporated (Financials, Commercial Banks)	70,000	212,201
Toshiba TEC Corporation (Information Technology, Office Electronics)	22,000	102,793
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	9,700	372,423
Tsuruha Holdings Incorporated (Consumer Staples, Food & Staples Retailing)	2,100	159,151
USS Company Limited (Consumer Discretionary, Specialty Retail)	2,240	235,420

		10,485,079

Liechtenstein: 0.16%
Verwaltungs-Und Privat-Bank AG (Financials, Capital Markets)	1,600	119,231

Malaysia: 0.03%
Astro Malaysia Holdings Bhd (Consumer Discretionary, Media) †(i)	25,600	22,776

Mexico: 0.04%
America Movil SAB de CV ADR (Telecommunication Services, Wireless Telecommunication Services)	1,114	28,173

Netherlands: 3.36%
Aegon NV (Financials, Insurance)	17,300	96,600
Akzo Nobel NV (Materials, Chemicals) «	11,294	614,387
ING Groep NV (Financials, Diversified Financial Services) †	16,600	146,654
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	16,900	215,172
Koninklijke DSM NV (Materials, Chemicals)	2,500	128,367
Koninklijke Vopak NV (Industrials, Transportation Infrastructure)	3,272	227,784
Nutreco Holding NV (Consumer Staples, Food Products)	1,300	97,308
Unilever NV (Consumer Staples, Food Products)	23,242	853,444
Ziggo NV (Telecommunication Services, Diversified Telecommunication Services)	2,567	83,147

		2,462,863

Nigeria: 0.11%
Nigerian Breweries plc (Consumer Staples, Beverages)	105,192	79,031

Norway: 1.32%
Atea ASA (Information Technology, IT Services)	8,400	89,506
DnB Nor ASA (Financials, Commercial Banks)	7,800	97,409
Marine Harvest ASA (Consumer Staples, Food Products) †	357,932	281,258
Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	20,127	497,412

		965,585

Philippines: 0.32%
Philippine Long Distance Telephone Company (Telecommunication Services, Wireless Telecommunication Services)	3,610	232,225

Russia: 0.97%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels) (i)	10,500	258,930
Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	4,200	255,029

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Diversified International Fund	17

Security name	Shares	Value

Russia (continued)
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	5,376	$92,145
Sberbank of Russia (Financials, Commercial Banks)	35,783	104,844

		710,948

Singapore: 0.65%
City Developments Limited (Financials, Real Estate Management & Development)	8,459	79,472
DBS Group Holdings Limited (Financials, Commercial Banks)	35,000	398,836

		478,308

South Africa: 0.45%
Exxaro Resources Limited (Materials, Metals & Mining)	6,400	128,064
Imperial Holding Limited (Consumer Discretionary, Distributors)	5,700	129,493
Kumba Iron Ore Limited (Materials, Metals & Mining)	1,200	75,012

		332,569

South Korea: 2.15%
Hana Financial Group Incorporated (Financials, Commercial Banks)	5,190	151,093
Industrial Bank of Korea (Financials, Commercial Banks)	13,500	148,542
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)144A	176	211,407
Samsung Electronics Company Limited GDR (Information Technology, Semiconductors & Semiconductor Equipment)	557	335,871
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	4,078	573,971
Woori Finance Holdings Company Limited (Financials, Commercial Banks)	16,400	154,887

		1,575,771

Spain: 0.64%
Banco Santander Central Hispano SA (Financials, Commercial Banks)	22,800	171,078
Grifols SA (Health Care, Biotechnology) †	5,267	182,686
Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)	8,800	115,886

		469,650

Sweden: 1.14%
Boliden AB (Materials, Metals & Mining)	12,400	216,671
Hennes & Mauritz AB Class B (Consumer Discretionary, Specialty Retail)	5,533	187,272
Saab AB (Industrials, Aerospace & Defense)	9,100	172,866
Volvo AB Class B (Industrials, Machinery)	19,160	257,810

		834,619

Switzerland: 6.10%
ABB Limited (Industrials, Electrical Equipment)	17,861	321,816
Actelion Limited (Health Care, Biotechnology)	794	38,298
Baloise Holding AG (Financials, Insurance)	2,000	167,078
Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	3,105	201,377
Credit Suisse Group AG (Financials, Capital Markets)	6,800	157,642
Georg Fischer AG (Industrials, Machinery)	400	140,234
Givaudan SA (Materials, Chemicals)	174	174,131
Nestle SA (Consumer Staples, Food Products)	13,303	844,204
Novartis AG (Health Care, Pharmaceuticals)	10,521	633,203
Roche Holdings AG (Health Care, Pharmaceuticals)	2,345	450,972

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Diversified International Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Switzerland (continued)
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,193	$493,700
Swiss Re AG (Financials, Insurance)	2,100	145,104
Valora Holding AG (Consumer Discretionary, Specialty Retail)	600	114,292
Zurich Financial Services AG (Financials, Insurance)	2,414	594,882

		4,476,933

Taiwan: 0.30%
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)	13,937	221,598

United Kingdom: 14.70%
Amlin plc (Financials, Insurance)	19,500	117,439
AstraZeneca plc (Health Care, Pharmaceuticals)	9,400	436,495
Aviva plc (Financials, Insurance)	22,000	117,655
BAE Systems plc (Industrials, Aerospace & Defense)	49,700	250,395
Barclays plc (Financials, Commercial Banks)	50,000	183,564
BP plc (Energy, Oil, Gas & Consumable Fuels)	96,736	692,025
British Land Company plc (Financials, REITs)	7,238	61,730
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	78,600	269,536
Capita plc (Industrials, Professional Services)	37,752	440,468
Chemring Group plc (Industrials, Aerospace & Defense)	69,950	354,110
Debenhams plc (Consumer Discretionary, Multiline Retail)	113,359	218,971
Diageo plc (Consumer Staples, Beverages)	4,429	126,579
Firstgroup plc (Industrials, Road & Rail)	32,500	99,911
Genting Singapore plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	77,835	84,867
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	4,400	98,448
Greene King plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	6,300	60,390
HSBC Holdings plc (Financials, Commercial Banks)	54,519	535,622
Imperial Tobacco Group plc (Consumer Staples, Tobacco)	14,377	542,900
Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	2,275	56,171
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	42,600	243,772
Johnson Matthey plc (Materials, Chemicals)	4,413	160,162
Kesa Electricals plc (Consumer Discretionary, Specialty Retail)	84,500	73,294
Land Securities Group plc (Financials, REITs)	13,674	177,414
Man Group plc (Financials, Capital Markets)	201,057	254,535
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	50,800	100,506
Meggitt plc (Industrials, Aerospace & Defense)	22,029	137,220
Old Mutual plc (Financials, Commercial Banks)	68,700	190,687
Pace plc (Consumer Discretionary, Household Durables)	36,800	110,458
Prudential plc (Financials, Insurance)	7,708	105,543
Reckitt Benckiser Group plc (Consumer Staples, Household Products)	7,513	454,653
Royal & Sun Alliance Insurance Group plc (Financials, Insurance)	53,200	96,411
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	20,600	728,193
SABMiller plc (Consumer Staples, Beverages)	12,273	525,738
Smiths Group plc (Industrials, Industrial Conglomerates)	20,582	350,742
Tesco plc (Consumer Staples, Food & Staples Retailing)	49,700	256,530
Thomas Cook Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure) †«	233,700	77,312
Tullett Prebon plc (Financials, Capital Markets)	20,600	90,821
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	111,300	302,194
Vodafone Group plc ADR (Telecommunication Services, Wireless Telecommunication Services)	10,830	294,793

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Diversified International Fund	19

Security name		Shares	Value

United Kingdom (continued)
WH Smith Public Limited Corporation (Consumer Discretionary, Specialty Retail)		15,600	$156,334
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)		105,020	454,026
Wolseley plc (Industrials, Trading Companies & Distributors)		9,168	400,793
WPP plc (Consumer Discretionary, Media)		23,129	298,409

			10,787,816

United States: 0.81%
Liberty Global Incorporated Class A (Consumer Discretionary, Media) †		2,087	125,283
Schlumberger Limited (Energy, Energy Equipment & Services)		5,929	412,243
Virgin Media Incorporated (Consumer Discretionary, Media)		1,840	60,242

			597,768

Virgin Islands (British): 0.13%
Arcos Dorados Holdings Incorporated Class A (Consumer Discretionary, Hotels, Restaurants & Leisure)		7,591	98,001

Total Common Stocks (Cost $65,614,230)			65,321,506

	Dividend yield

Preferred Stocks: 0.86%

Brazil: 0.31%
Cia Energetica de Minas Gerais (Utilities, Oil, Gas & Consumable Fuels)	10.22%	6,300	75,375
Companhia Vale do Rio Doce Class A (Materials, Metals & Mining)	6.21	8,400	150,336

			225,711

Germany: 0.55%
Henkel AG & Company KGaA ADR (Consumer Staples, Household Products)	1.62	5,111	408,143

Total Preferred Stocks (Cost $670,729)			633,854

	Yield
Short-Term Investments: 19.31%

Investment Companies: 19.31%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17	12,315,923	12,315,923
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.22	1,851,582	1,851,582

Total Short-Term Investments (Cost $14,167,505)			14,167,505

Total investments in securities (Cost $80,452,464) *	109.18%	80,122,865
Other assets and liabilities, net	(9.18)	(6,738,989)

Total net assets	100.00%	$73,383,876

†	Non-income-earning security
«	All or a portion of this security is on loan.
(i)	Illiquid security for which the designation as illiquid is unaudited.
(l)	Investment in affiliate
(u)	Rate shown is the 7-day annualized yield at period end.
(v)	Security represents investment of cash collateral received from securities on loan.
(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.
*	Cost for federal income tax purposes is $83,894,441 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$6,746,804
Gross unrealized depreciation	(10,518,380)

Net unrealized depreciation	$(3,771,576)

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Diversified International Fund	Statement of assets and liabilities—October 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$65,955,360
In affiliated securities, at value (see cost below)	14,167,505

Total investments, at value (see cost below)	80,122,865
Foreign currency, at value (see cost below)	656,417
Receivable for investments sold	2,424,107
Receivable for Fund shares sold	18,393
Receivable for dividends	584,228
Prepaid expenses and other assets	29,950

Total assets	83,835,960

Liabilities
Payable for Fund shares redeemed	90,607
Payable upon receipt of securities loaned	1,851,582
Due to custodian bank	8,223,124
Advisory fee payable	135,340
Distribution fees payable	595
Due to other related parties	29,951
Accrued expenses and other liabilities	120,885

Total liabilities	10,452,084

Total net assets	$73,383,876

NET ASSETS CONSIST OF
Paid-in capital	$178,431,779
Undistributed net investment income	4,395,175
Accumulated net realized losses on investments	(109,105,648)
Net unrealized losses on investments	(337,430)

Total net assets	$73,383,876

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$22,433,994
Shares outstanding – Class A	2,189,430
Net asset value per share – Class A	$10.25
Maximum offering price per share – Class A2	$10.88
Net assets – Class B	$299,106
Shares outstanding – Class B	30,514
Net asset value per share – Class B	$9.80
Net assets – Class C	$627,805
Shares outstanding – Class C	65,820
Net asset value per share – Class C	$9.54
Net assets – Administrator Class	$3,503,543
Shares outstanding – Administrator Class	336,216
Net asset value per share – Administrator Class	$10.42
Net assets – Institutional Class	$7,367,192
Shares outstanding – Institutional Class	722,052
Net asset value per share – Institutional Class	$10.20
Net assets – Investor Class	$39,152,236
Shares outstanding – Investor Class	3,835,917
Net asset value per share – Investor Class	$10.21

Investments in unaffiliated securities, at cost	$66,284,959

Investments in affiliated securities, at cost	$14,167,505

Total investments, at cost	$80,452,464

Securities on loan, at value	$1,787,742

Foreign currency, at cost	$655,185

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2012	Wells Fargo Advantage Diversified International Fund	21

Investment income
Dividends*	$6,923,072
Securities lending income, net	252,109
Income from affiliated securities	7,577

Total investment income	7,182,758

Expenses
Advisory fee	1,987,577
Administration fees
Fund level	116,916
Class A	59,285
Class B	902
Class C	1,621
Administrator Class	3,256
Institutional Class	133,862
Investor Class	128,328
Shareholder servicing fees
Class A	57,004
Class B	665
Class C	1,558
Administrator Class	8,139
Investor Class	97,416
Distribution fees
Class B	2,602
Class C	4,675
Custody and accounting fees	247,377
Professional fees	28,153
Registration fees	118,825
Shareholder report expenses	63,014
Trustees’ fees and expenses	19,878
Other fees and expenses	75,969

Total expenses	3,157,022
Less: Fee waivers and/or expense reimbursements	(540,859)

Net expenses	2,616,163

Net investment income	4,566,595

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(12,770,789)
Forward foreign currency contract transactions	(485)

Net realized losses on investments	(12,771,274)

Net change in unrealized gains (losses) on:
Unaffiliated securities	14,354,756
Forward foreign currency contract transactions	200,267

Net change in unrealized gains (losses) on investments	14,555,023

Net realized and unrealized gains (losses) on investments	1,783,749

Net increase in net assets resulting from operations	$6,350,344

* Net of foreign dividend withholding taxes of	$572,834

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Diversified International Fund	Statement of changes in net assets

	Year ended October 31, 2012		Year ended October 31, 2011

Operations
Net investment income		$4,566,595		$9,089,872
Net realized gains (losses) on investments		(12,771,274)		28,624,907
Net change in unrealized gains (losses) on investments		14,555,023		(61,111,147)

Net increase (decrease) in net assets resulting from operations		6,350,344		(23,396,368)

Distributions to shareholders from
Net investment income
Class A		(338,231)		(311,102)
Class B		(191)		0
Class C		(4,213)		(3,178)
Administrator Class		0		(2,469,967)
Institutional Class		(8,142,523)		(3,000,704)
Investor Class		(563,955)		(499,616)

Total distributions to shareholders		(9,049,113)		(6,284,567)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	67,824	669,301	70,137	749,686
Class B	3,974	37,717	578	6,070
Class C	6,076	53,741	8,780	88,902
Administrator Class	71,813	731,021	113,988	1,206,133
Institutional Class	2,051,043	19,225,634	27,584,224	295,522,173
Investor Class	264,997	2,570,757	489,574	5,070,033

		23,288,171		302,642,997

Reinvestment of distributions
Class A	36,260	321,260	28,499	295,248
Class B	20	170	0	0
Class C	431	3,580	277	2,687
Administrator Class	0	0	236,741	2,445,535
Institutional Class	626,409	5,524,925	124,751	1,287,429
Investor Class	63,062	556,837	47,692	492,178

		6,406,772		4,523,077

Payment for shares redeemed
Class A	(378,146)	(3,686,356)	(530,722)	(5,493,680)
Class B	(25,904)	(243,145)	(59,479)	(603,610)
Class C	(10,077)	(91,335)	(17,261)	(170,775)
Administrator Class	(88,963)	(874,227)	(19,669,772)	(214,882,239)
Institutional Class	(45,288,152)	(430,823,339)	(3,723,416)	(37,986,222)
Investor Class	(684,585)	(6,665,092)	(1,031,552)	(10,607,271)

		(442,383,494)		(269,743,797)

Net increase (decrease) in net assets resulting from capital share transactions		(412,688,551)		37,422,277

Total increase (decrease) in net assets		(415,387,320)		7,741,342

Net assets
Beginning of period		488,771,196		481,029,854

End of period		$73,383,876		$ 488,771,196

Undistributed net investment income		$4,395,175		$9,342,898

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified International Fund	23

(For a share outstanding throughout each period)

	Year ended October 31			Year ended September 30
CLASS A	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$9.69	$10.29	$9.84	$9.62	$11.68	$19.49
Net investment income	0.19 [2]	0.16	0.00 [2,3]	0.09 [2]	0.14 [2]	0.31 [2]
Net realized and unrealized gains (losses) on investments	0.51	(0.65)	0.45	0.26	(0.69)	(5.91)

Total from investment operations	0.70	(0.49)	0.45	0.35	(0.55)	(5.60)
Distributions to shareholders from
Net investment income	(0.14)	(0.11)	0.00	(0.13)	(0.23)	(0.23)
Net realized gains	0.00	0.00	0.00	0.00	(1.28)	(1.98)

Total distributions to shareholders	(0.14)	(0.11)	0.00	(0.13)	(1.51)	(2.21)
Net asset value, end of period	$10.25	$9.69	$10.29	$9.84	$9.62	$11.68
Total return[4]	7.45%	(4.83)%	4.57%	3.64%	(0.78)%	(32.12)%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.47%	1.54%	1.64%	1.76%	1.67%
Net expenses	1.41%	1.41%	1.41%	1.38%	1.41%	1.48%
Net investment income	1.96%	1.47%	0.59%	0.99%	1.76%	1.93%
Supplemental data
Portfolio turnover rate	57%	53%	5%	64%	123%	62%
Net assets, end of period (000s omitted)	$22,434	$23,862	$29,804	$28,926	$31,742	$37,819

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31			Year ended September 30
CLASS B	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$9.19	$9.74	$9.32	$9.12	$11.07	$18.52
Net investment income (loss)	0.10 [2]	0.06 [2]	(0.00)[2]	(0.05)[2]	0.07 [2]	0.16 [2]
Net realized and unrealized gains (losses) on investments	0.51	(0.61)	0.42	0.32	(0.64)	(5.58)

Total from investment operations	0.61	(0.55)	0.42	0.27	(0.57)	(5.42)
Distributions to shareholders from
Net investment income	(0.00)[3]	0.00	0.00	(0.07)	(0.10)	(0.05)
Net realized gains	0.00	0.00	0.00	0.00	(1.28)	(1.98)

Total distributions to shareholders	(0.00)[3]	0.00	0.00	(0.07)	(1.38)	(2.03)
Net asset value, end of period	$9.80	$9.19	$9.74	$9.32	$9.12	$11.07
Total return[4]	6.69%	(5.65)%	4.51%	3.00%	(1.50)%	(32.61)%
Ratios to average net assets (annualized)
Gross expenses	2.35%	2.23%	2.28%	2.39%	2.51%	2.43%
Net expenses	2.12%	2.16%	2.16%	2.13%	2.16%	2.23%
Net investment income (loss)	1.11%	0.64%	(0.16)%	(0.59)%	0.93%	1.03%
Supplemental data
Portfolio turnover rate	57%	53%	5%	64%	123%	62%
Net assets, end of period (000s omitted)	$299	$482	$1,084	$1,046	$1,739	$3,213

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified International Fund	25

(For a share outstanding throughout each period)

	Year ended October 31			Year ended September 30
CLASS C	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$9.01	$9.59	$9.17	$8.98	$10.98	$18.46
Net investment income (loss)	0.11 [2]	0.07 [2]	(0.00)[2]	0.02 [2]	0.07 [2]	0.17 [2]
Net realized and unrealized gains (losses) on investments	0.48	(0.61)	0.42	0.25	(0.65)	(5.56)

Total from investment operations	0.59	(0.54)	0.42	0.27	(0.58)	(5.39)
Distributions to shareholders from
Net investment income	(0.06)	(0.04)	0.00	(0.08)	(0.14)	(0.11)
Net realized gains	0.00	0.00	0.00	0.00	(1.28)	(1.98)

Total distributions to shareholders	(0.06)	(0.04)	0.00	(0.08)	(1.42)	(2.09)
Net asset value, end of period	$9.54	$9.01	$9.59	$9.17	$8.98	$10.98
Total return[3]	6.67%	(5.65)%	4.58%	3.07%	(1.47)%	(32.64)%
Ratios to average net assets (annualized)
Gross expenses	2.43%	2.22%	2.28%	2.39%	2.51%	2.42%
Net expenses	2.16%	2.16%	2.16%	2.12%	2.16%	2.23%
Net investment income (loss)	1.21%	0.72%	(0.16)%	0.20%	0.92%	1.11%
Supplemental data
Portfolio turnover rate	57%	53%	5%	64%	123%	62%
Net assets, end of period (000s omitted)	$628	$625	$744	$718	$719	$995

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31			Year ended September 30
ADMINISTRATOR CLASS	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$ 9.68	$10.28	$ 9.83	$ 9.59	$11.67	$19.48
Net investment income	0.21 [2]	0.05 [2]	0.00 [2,3]	0.12 [2]	0.16 [2]	0.31 [2]
Net realized and unrealized gains (losses) on investments	0.53	(0.52)	0.45	0.26	(0.70)	(5.87)

Total from investment operations	0.74	(0.47)	0.45	0.38	(0.54)	(5.56)
Distributions to shareholders from
Net investment income	0.00	(0.13)	0.00	(0.14)	(0.26)	(0.27)
Net realized gains	0.00	0.00	0.00	0.00	(1.28)	(1.98)

Total distributions to shareholders	0.00	(0.13)	0.00	(0.14)	(1.54)	(2.25)
Net asset value, end of period	$10.42	$ 9.68	$10.28	$ 9.83	$ 9.59	$11.67
Total return[4]	7.64%	(4.69)%	4.58%	3.87%	(0.66)%	(31.98)%
Ratios to average net assets (annualized)
Gross expenses	1.52%	1.35%	1.38%	1.46%	1.58%	1.50%
Net expenses	1.25%	1.24%	1.25%	1.22%	1.25%	1.25%
Net investment income	2.11%	0.44%	0.75%	1.31%	2.02%	1.92%
Supplemental data
Portfolio turnover rate	57%	53%	5%	64%	123%	62%
Net assets, end of period (000s omitted)	$3,504	$3,421	$202,247	$193,626	$261,004	$293,831

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified International Fund	27

(For a share outstanding throughout each period)

	Year ended October 31			Year ended September 30
INSTITUTIONAL CLASS	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$ 9.69	$10.29	$ 9.84	$ 9.60	$11.69	$19.50
Net investment income	0.19 [2]	0.23	0.00 [2,3]	0.15 [2]	0.18 [2]	0.38 [2]
Net realized and unrealized gains (losses) on investments	0.51	(0.68)	0.45	0.24	(0.70)	(5.90)

Total from investment operations	0.70	(0.45)	0.45	0.39	(0.52)	(5.52)
Distributions to shareholders from
Net investment income	(0.19)	(0.15)	0.00	(0.15)	(0.29)	(0.31)
Net realized gains	0.00	0.00	0.00	0.00	(1.28)	(1.98)

Total distributions to shareholders	(0.19)	(0.15)	0.00	(0.15)	(1.57)	(2.29)
Net asset value, end of period	$10.20	$ 9.69	$10.29	$ 9.84	$ 9.60	$11.69
Total return[4]	7.51%	(4.48)%	4.57%	4.13%	(0.41)%	(31.79)%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.03%	1.11%	1.19%	1.31%	1.23%
Net expenses	0.99%	0.99%	0.99%	0.96%	0.99%	1.04%
Net investment income	1.96%	2.17%	1.00%	1.63%	2.30%	2.46%
Supplemental data
Portfolio turnover rate	57%	53%	5%	64%	123%	62%
Net assets, end of period (000s omitted)	$7,367	$419,925	$199,081	$194,651	$69,698	$59,620

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31			Year ended September 30
INVESTOR CLASS	2012	2011	2010[1]	2010	2009	2008[2]
Net asset value, beginning of period	$9.65	$10.26	$9.81	$9.58	$11.68	$14.27
Net investment income	0.18	0.13	0.00 [3]	0.11 [3]	0.14 [3]	0.04 [3]
Net realized and unrealized gains (losses) on investments	0.52	(0.63)	0.45	0.24	(0.70)	(2.63)

Total from investment operations	0.70	(0.50)	0.45	0.35	(0.56)	(2.59)
Distributions to shareholders from
Net investment income	(0.14)	(0.11)	0.00	(0.12)	(0.26)	0.00
Net realized gains	0.00	0.00	0.00	0.00	(1.28)	0.00

Total distributions to shareholders	(0.14)	(0.11)	0.00	(0.12)	(1.54)	0.00
Net asset value, end of period	$10.21	$9.65	$10.26	$9.81	$9.58	$11.68
Total return[4]	7.43%	4.97%	4.59%	3.74%	(0.82)%	(18.15)%
Ratios to average net assets (annualized)
Gross expenses	1.74%	1.54%	1.61%	1.73%	1.87%	1.85%
Net expenses	1.46%	1.46%	1.46%	1.43%	1.46%	1.46%
Net investment income	1.91%	1.43%	0.54%	1.18%	1.75%	1.60%
Supplemental data
Portfolio turnover rate	57%	53%	5%	64%	123%	62%
Net assets, end of period (000s omitted)	$39,152	$40,456	$48,070	$46,282	$47,569	$47,062

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to September 30, 2008.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Diversified International Fund	29

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Diversified International Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign Securities that are fair valued under these procedures, are categorized as Level 2 in the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2012, fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

30	Wells Fargo Advantage Diversified International Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to financial statements	Wells Fargo Advantage Diversified International Fund	31

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions. At October 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(465,205)	$465,205

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

At October 31, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment capital loss expiration	Post-enactment capital losses
2017	Short-term	Long-term
$89,306,475	$8,730,844	$7,626,572

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

32	Wells Fargo Advantage Diversified International Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in Securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$65,066,477	$255,029	$0	$65,321,506
Preferred stocks	633,854	0	0	633,854
Short-term investments
Investment companies	12,315,923	1,851,582	0	14,167,505
	$78,016,254	$2,106,611	$0	$80,122,865

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2012, the Fund did not have any significant transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.85% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2012, the advisory fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Artisan Partners Limited Partnership, LSV Asset Management, and WellsCap, an affiliate of Funds Management, are the subadvisers to the Fund and are entitled to receive a fee from Funds Management which is calculated based on the average daily net assets of the subadvisers’ portion of the Fund as follows:

	Annual subadvisory fee
	starting at	declining to
Artisan Partners Limited Partnership	0.80%	0.50%
LSV Asset Management	0.35	0.30
WellsCap	0.45	0.40

Notes to financial statements	Wells Fargo Advantage Diversified International Fund	33

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32	*

*	Prior to May 1, 2012, the class level administration fee for Investor Class was 0.33%

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.41% for Class A, 2.16% for Class B, 2.16% for Class C, 1.25% for Administrator Class, 0.99% for Institutional Class, and 1.46% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2012, Wells Fargo Funds Distributor, LLC received $1,098 from the sale of Class A shares and $143 in contingent deferred sales charges from redemptions of Class B.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2012 were $129,960,062 and $525,806,359, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2012, the Fund entered into forward foreign currency exchange contracts for economic hedging purposes.

As of October 31, 2012, the Fund did not have any open forward foreign currency contracts but had average contract amounts of $1,654,622 and $1,753,451 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2012.

7. CAPITAL SHARES

As a result of the transfer of assets from Funds Management, program manager of the 529 college savings plans for the State of Wisconsin, to a new program manager, the Fund redeemed assets from its Institutional Class on October 26, 2012 with a value of $108,356,253, representing 59.52% of the Fund.

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2012, the Fund paid $591 in commitment fees.

34	Wells Fargo Advantage Diversified International Fund	Notes to financial statements

During the year ended October 31, 2012, the Fund had average borrowings outstanding of $16,738 at a rate of 1.41% and paid interest in the amount of $236.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $9,049,113 and $6,284,567 of ordinary income for the years ended October 31, 2012 and October 31, 2011, respectively.

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$4,395,402	$(3,779,407)	$(105,663,891)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

12. SUBSEQUENT DISTRIBUTIONS

On December 13, 2012, the Fund declared distributions from net investment income to shareholders of record on December 12, 2012 . The per share amounts payable on December 14, 2012 were as follows:

Net investment income
Class A	$0.59559
Class B	0.50278
Class C	0.52793
Administrator Class	0.61320
Institutional Class	0.97501
Investor Class	0.59109

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Diversified International Fund	35

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Diversified International Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from October 1, 2010 to October 31, 2010, and for each of the years or periods in the three-year period ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Diversified International Fund as of October 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2012

36	Wells Fargo Advantage Diversified International Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $9,233,975 of income dividends paid during the fiscal year ended October 31, 2012 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2012. Additional details will be available in the semiannual report.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Diversified International Fund	37

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

38	Wells Fargo Advantage Diversified International Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012;	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 77 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Diversified International Fund	39

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

213204 12-12 A237/AR237 10-12

Wells Fargo Advantage

Emerging Markets Equity Fund

Annual Report

October 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM) .
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $210 billion in assets under management, as of October 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Income Plus Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
High Yield Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Emerging Markets Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on other economies—two worries that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Emerging Markets Equity Fund for the 12-month period that ended October 31, 2012. Much of the period was marked by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Developed market international stocks outperformed emerging markets stocks, but both noticeably underperformed U.S. large-cap stocks as the U.S. economy showed relative strength.

Macroeconomic optimism faded as debt worries resurfaced.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis. Investors also worried that an economic slowdown in Europe would dampen economic growth in emerging economies, many of which rely upon Europe as an export market and as a source of funding.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to the ongoing problems in southern Europe. Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on other economies—two worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Bank (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in an effort to support the economy and financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it soon lowered twice in response to weakness in the southern European economies. A third cut in July 2012 put the ECB’s key rate at a historic low of 0.75%. In September, the ECB announced that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout.

Letter to shareholders (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	3

Foreign stocks posted only moderate gains in an eventful period.

Aggressive central bank actions helped support asset prices in both developed and emerging economies, even as the European economic picture remained unclear. Southern European countries such as Greece, Italy, and Spain continued to grapple with high debt levels, government austerity programs aimed at paying down the debt, and slower economic growth. Since southern European countries are a source of demand for exporters, even stronger, export-driven economies such as Germany were affected by southern Europe’s weakness. By contrast, the U.S. generally reported stronger gross domestic product growth numbers over the reporting period, with a continued high unemployment rate the main negative piece of U.S. economic data.

Within emerging markets, weaker markets included India, which declined sharply in late 2011 on concerns about a combination of slower growth and higher inflation. Proposed economic reforms and a recovery in the value of the rupee allowed the Indian stock market to bounce back in 2012, but the market still ended the 12-month period with a loss. Slowing industrial production in China, which relies upon Europe as a major export market, caused weakness in commodity exporter Brazil, which relies upon China as an export market. China’s stock market, however, performed broadly in line with other Asian markets, in part because the country offers the prospect of continued growth via domestic consumption.

International stocks as measured by the MSCI EAFE Index (Net)1 returned 4.61% for the 12-month period, and emerging markets stocks as measured by the MSCI Emerging Markets Index (Net)2 returned 2.63%. U.S. large-cap stocks as measured by the S&P 500 Index3 gained 15.21% for the 12-month period.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Aggressive central bank actions helped support asset prices in both developed and emerging economies, even as the European economic picture remained unclear.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Emerging Markets Equity Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	5

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells FargoAdvantage Emerging Markets Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Derrick Irwin, CFA

Yi (Jerry) Zhang, PhD, CFA

Average annual total returns1 (%) as of October 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EMGAX)	9-6-94	(6.05)	(2.42)	16.83	(0.31)	(1.26)	17.53	1.70	1.70
Class B (EMGBX)*	9-6-94	(5.94)	(2.27)	16.96	(1.06)	(1.99)	16.96	2.45	2.45
Class C (EMGCX)	9-6-94	(2.01)	(2.00)	16.69	(1.01)	(2.00)	16.69	2.45	2.45
Administrator Class (EMGYX)	9-6-94	–	–	–	(0.13)	(1.04)	17.82	1.54	1.54
Institutional Class (EMGNX)	7-30-10	–	–	–	0.13	(0.91)	17.90	1.27	1.27
MSCI Emerging Markets Index (Net)[4]	–	–	–	–	2.63	(3.47)	16.20	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to regional risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells FargoAdvantage Emerging Markets Equity Fund	7

Growth of $10,000 investment[5] as of October 31, 2012

1.	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Emerging Markets Growth Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.81% for Class A, 2.56% for Class B, 2.56% for Class C, 1.60% for Administrator Class, and 1.30% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The chart compares the performance of Class A shares for the most recent ten years with the MSCI Emerging Markets Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Emerging Markets Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the MSCI Emerging Markets Index (Net), for the 12-month period that ended October 31, 2012, in what proved to be a volatile year for emerging markets equities.

■	By countries, detractors included holdings in China and South Africa. An underweight in and stock selection within the financials sector also detracted.

■	Contributors by sector included materials, telecommunication services, and consumer staples. Significant country contributors included South Korea, Thailand, and Russia.

Macroeconomic news flow continues to dominate the investment landscape

As the fiscal year began, the market was struggling with concerns that the eurozone crisis would metastasize, worries that the U.S. would slide back into recession, and fears of a hard landing in China. By the end of December 2011, monetary easing in China, Europe’s long-term refinancing operation (in which the European Central Bank lent money at a low rate to the region’s banks), and encouraging economic data in the U.S. put investors’ minds at ease. A massive New Year’s rally in emerging market equities ensued. This lasted through February, by which time the eurozone crisis resumed, concerns over a hard landing in China resurfaced, and investors began coming to terms with a low-growth global economic environment. As such, the remainder of the fiscal year was fairly lackluster until the U.S. Federal Reserve Board announced a third round of quantitative easing (so-called QE3).

After the New Year’s rally, investors increasingly moved into a handful of relatively defensive sectors, most notably consumer staples and to a lesser degree telecommunication services and information technology. In addition, as growth decelerated in the larger emerging markets such as China, India, and Brazil, investors crowded into less-liquid markets like the Philippines, Malaysia, and Turkey. While we are cognizant of the strong fundamentals of these sectors and countries, we are wary that pockets of overvaluation may be developing.

Ten largest equity holdings[6] (%) as of October 31, 2012
Samsung Electronics Company Limited	4.77
Taiwan Semiconductor Manufacturing Company Limited ADR	3.99
China Mobile Limited ADR	3.39
Lojas Americanas SA	2.56
Petroleo Brasileiro SA ADR	2.54
Grupo Televisa SA ADR	2.43
Banco Bradesco SA ADR	2.35
KT Corporation ADR	2.30
SINA Corporation	2.28
ICICI Bank Limited ADR	2.02

Strong performance in South Korea, Thailand, and Russia could not offset weak results in China and South Africa.

Significant country contributors included South Korea, Thailand, and Russia. Strong stock selection allowed us to outperform the benchmark in both South Korea and Russia, while our overweight positioning combined with stock selection allowed us to outperform in Thailand. We underperformed in China and South Africa. In China, the biggest detractor from performance was online media company SINA Corporation, whose stock was particularly volatile as investors traded it based on expectations of the company’s ability to monetize its micro-blogging service, Weibo. We also suffered a setback when private education company New Oriental Education & Technology Group Incorporated, one of our Chinese holdings, declined after allegations of misleading accounting and an investigation by the Securities and Exchange Commission. In South Africa, precious metals companies (both gold and platinum) were affected by softer metals prices, higher costs, and violent strikes that roiled the industry late in the reporting period.

By sector, contributors included materials, telecommunication services, and consumer staples. The consumer discretionary, financials, and information technology sectors detracted. In terms of sector positioning, the Fund’s largest overweight continued to be in telecommunication services. Over the past 36 months, we have identified what we believed to be excellent value in stocks such as China Mobile Limited, MTN Group Limited, and Turkcell Iletisim Hizmetleri

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	9

AS and built positions accordingly. The Fund’s largest sector underweight continues to be in financials, largely because we owned no Chinese banks. Because China’s banks are subject to government interference, we find it difficult to accurately evaluate them.

Sector distribution[7] as of October 31, 2012

We believe that our focus on company fundamentals should support positive returns going forward.

Economic fundamentals remain strong in most emerging markets. Public-sector debt is much lower in emerging markets than in the West. Furthermore, many emerging markets had previously implemented tighter interest rate policies, which now give them flexibility to fight any cyclical slowdown by lowering rates. By contrast, most developing countries have already cut their rates to zero or near zero and have little room to ease.

We believe that countries with a strong source of domestic demand, or that are able to develop such sources, will likely emerge as winners over the next decade. We aim to embrace the secular trends within emerging markets—such as that of increasing consumption—while remaining wary of imbalances that could drive a cyclical slowdown in countries like China, India, and Brazil. A volatile stock market environment may create significant opportunities for us because companies sell off on short-term market “noise” despite solid business fundamentals. We remain convinced that the best strategy is to continue to rigorously monitor company fundamentals while keeping a keen eye on valuations. We believe that over time this strategy should allow us to provide solid returns for our investors.

Please see footnotes on page 7.

10	Wells Fargo Advantage Emerging Markets Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-12	Ending account value 10-31-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$985.56	$8.34	1.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.47	1.67%
Class B
Actual	$1,000.00	$981.64	$12.05	2.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.97	$12.25	2.42%
Class C
Actual	$1,000.00	$981.50	$12.05	2.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.97	$12.25	2.42%
Administrator Class
Actual	$1,000.00	$986.19	$7.44	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56	1.49%
Institutional Class
Actual	$1,000.00	$987.60	$6.20	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.29	1.24%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Emerging Markets Equity Fund	11

Security name	Shares	Value

Common Stocks: 88.39%

Argentina: 0.04%
Irsa Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	148,500	$1,072,170

Brazil: 13.47%
All America Latina Logistica SA (Industrials, Road & Rail)	6,524,070	29,680,415
B2W Companhia Global do Varejo (Consumer Discretionary, Internet & Catalog Retail) †	1,954,790	9,509,035
Banco Bradesco SA ADR (Financials, Commercial Banks) «	4,390,335	68,752,646
Banco do Brasil SA (Financials, Commercial Banks)	1,812,700	19,340,346
BRF Brasil Foods SA ADR (Consumer Staples, Food Products) «	1,016,278	18,618,213
Brookfield Incorporacoes SA (Financials, Real Estate Management & Development)	4,603,572	8,046,420
CCR SA (Industrials, Transportation Infrastructure)	1,299,000	11,422,732
CETIP SA (Financials, Capital Markets)	1,783,937	20,552,978
Cielo SA (Information Technology, IT Services)	536,480	13,272,997
Companhia De Bebidas das Americas ADR (Consumer Staples, Beverages) «	1,273,500	51,946,065
Lojas Renner SA (Consumer Discretionary, Multiline Retail)	500,800	18,542,212
MRV Engenharia e Participacoes SA (Consumer Discretionary, Household Durables)	1,061,400	5,382,644
OGX Petroleo e Gas Participacoes SA (Energy, Oil, Gas & Consumable Fuels) †	1,437,600	3,333,791
Petroleo Brasileiro SA ADR (Energy, Oil, Gas & Consumable Fuels)	1,771,100	37,565,031
Petroleo Brasileiro SA ADR Class A (Energy, Oil, Gas & Consumable Fuels) «	1,792,953	36,809,325
Sao Carlos Empreendimentos e Participacoes SA (Financials, Real Estate Management & Development)	258,900	5,812,678
Tim Participacoes SA (Telecommunication Services, Wireless Telecommunication Services)	2,750,963	9,752,066
Vale SA ADR (Materials, Metals & Mining) «	1,441,636	26,410,772

		394,750,366

Chile: 0.06%
Inversiones La Construccion (Financials, Diversified Financial Services)	100,000	1,766,601

China: 11.94%
51job Incorporated ADR (Industrials, Commercial Services & Supplies) †«	548,191	25,781,423
Bitauto Holdings Limited ADR (Information Technology, Internet Software & Services) †	292,524	1,474,321
China Life Insurance Company Limited ADR (Financials, Insurance) «	1,277,686	56,448,167
China Telecom Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	32,328,000	19,229,822
Ctrip.com International Limited ADR (Consumer Discretionary, Specialty Retail) «†	1,271,974	25,452,200
Dalian Port Company Limited (Industrials, Transportation Infrastructure)	18,732,000	4,133,099
First Tractor Company (Industrials, Machinery) †	7,382,000	6,162,740
Hengan International Group Company Limited (Consumer Staples, Personal Products)	1,750,000	15,941,833
Li Ning Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †«	7,071,000	3,749,887
New Oriental Education & Technology Group Incorporated (Consumer Discretionary, Diversified Consumer Services) «	1,303,789	21,981,883
PetroChina Company Limited ADR (Energy, Oil, Gas & Consumable Fuels) «	290,800	39,479,008
Sichuan Expressway Company (Industrials, Transportation Infrastructure)	22,984,000	7,473,459
SINA Corporation (Information Technology, Internet Software & Services) †	1,223,317	66,829,808
Sinotrans Limited (Industrials, Air Freight & Logistics)	32,149,000	4,977,878
Tingyi Holding Corporation (Consumer Staples, Food Products)	3,450,000	10,260,902
Tsingtao Brewery Company Limited (Consumer Staples, Beverages)	7,482,000	40,450,810

		349,827,240

Hong Kong: 5.97%
China Mobile Limited ADR (Telecommunication Services, Wireless Telecommunication Services) «	1,793,333	99,332,715

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Emerging Markets Equity Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Hong Kong (continued)
CNOOC Limited ADR (Energy, Oil, Gas & Consumable Fuels) «	260,900	$53,627,995
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	15,985,000	10,271,585
Shangri-La Asia Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	2,883,500	5,580,932
Texwinca Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	7,592,000	6,044,173

		174,857,400

India: 7.25%
Bharti Airtel Limited (Telecommunication Services, Wireless Telecommunication Services)	4,838,728	24,254,355
Hindustan Unilever Limited (Consumer Staples, Household Products)	1,140,200	11,585,339
ICICI Bank Limited ADR (Financials, Commercial Banks) «	1,508,695	59,216,279
Idea Cellular Limited (Telecommunication Services, Wireless Telecommunication Services) †	6,640,500	10,566,536
Infosys Technologies Limited ADR (Information Technology, IT Services) «	978,115	42,469,753
ITC Limited (Consumer Staples, Tobacco)	1,100,000	5,777,582
Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)144A	1,175,987	34,868,015
Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)	875,000	13,101,822
Ultra Tech Cement Limited (Materials, Construction Materials)	286,000	10,612,756

		212,452,437

Indonesia: 0.98%
PT Astra Agro Lestari Tbk (Consumer Staples, Food Products)	2,659,000	5,799,693
PT Astra International Tbk (Consumer Discretionary, Automobiles)	6,955,000	5,829,021
PT Telekomunik Indonesia Persoro Tbk (Telecommunication Services, Diversified Telecommunication Services) «	420,464	17,091,862

		28,720,576

Israel: 0.74%
Israel Chemicals Limited (Materials, Chemicals)	1,719,600	21,519,076

Malaysia: 1.66%
Genting Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	5,523,700	16,048,833
KLCC Property Holdings Bhd (Financials, Real Estate Management & Development)	3,387,900	6,595,616
Resorts World Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	10,536,000	12,417,676
Sime Darby Bhd (Industrials, Industrial Conglomerates)	4,258,837	13,674,139

		48,736,264

Mexico: 8.04%
America Movil SAB de CV ADR (Telecommunication Services, Wireless Telecommunication Services) «	1,906,920	48,226,007
Cemex SA de CV (Materials, Construction Materials) «	2,416,257	21,842,963
Fibra Uno Administracion SA (Financials, REITs)	4,032,418	10,624,593
Fomento Economico Mexicano SA de CV ADR (Consumer Staples, Beverages) «	464,700	42,106,467
Grupo Financiero Banorte SAB de CV (Financials, Commercial Banks)	3,823,936	21,260,313
Grupo Financiero Santander SAB de CV (Financials, Commercial Banks) «†	800,641	10,944,762
Grupo Televisa SA ADR (Consumer Discretionary, Media)	3,145,000	71,077,000
Promotora Ambiental SAB de CV (Industrials, Commercial Services & Supplies) †	258,800	254,966
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	3,180,000	9,357,370

		235,694,441

Peru: 1.04%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)	855,100	30,578,376

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Emerging Markets Equity Fund	13

Security name	Shares	Value

Philippines: 0.65%
Ayala Corporation (Financials, Diversified Financial Services)	598,124	$6,432,065
Metropolitan Bank & Trust Company (Financials, Commercial Banks)	2,808,093	6,475,758
SM Investments Corporation (Industrials, Industrial Conglomerates)	318,466	6,207,748

		19,115,571

Russia: 3.48%
Gazprom ADR (Energy, Oil, Gas & Consumable Fuels)	2,189,130	19,997,703
Lukoil Oil Company ADR (Energy, Oil, Gas & Consumable Fuels)	576,549	34,852,387
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services) «	1,710,000	29,309,400
Sberbank of Russia (Financials, Commercial Banks)	5,517,377	16,165,915
Sberbank of Russia Sponsored ADR (Financials, Commercial Banks)	144,095	1,694,557

		102,019,962

South Africa: 6.92%
Anglo Platinum Limited (Materials, Metals & Mining) «	284,832	13,238,603
AngloGold Ashanti Limited ADR (Materials, Metals & Mining) «	1,012,742	34,412,973
Gold Fields Limited ADR (Materials, Metals & Mining) «	960,700	12,018,357
Impala Platinum Holdings Limited (Materials, Metals & Mining)	1,290,758	23,222,970
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services)	1,676,843	30,235,061
PPC Limited (Materials, Construction Materials)	1,266,835	4,235,616
Sasol Limited (Energy, Oil, Gas & Consumable Fuels)	550,000	23,469,982
Sasol Limited ADR (Energy, Oil, Gas & Consumable Fuels) «	76,587	3,248,055
Standard Bank Group Limited (Financials, Commercial Banks)	1,797,490	22,204,697
Tiger Brands Limited (Consumer Staples, Food Products)	1,148,733	36,512,928

		202,799,242

South Korea: 12.14%
Amorepacific Corporation (Consumer Staples, Personal Products)	2,000	2,273,978
KB Financial Group Incorporated (Financials, Commercial Banks)	500,000	17,008,986
KB Financial Group Incorporated ADR (Financials, Commercial Banks) «	93,117	3,170,634
Korea Electric Power Corporation (Utilities, Electric Utilities) †	222,360	5,770,024
KT Corporation ADR (Telecommunication Services, Diversified Telecommunication Services) «	3,982,900	67,510,155
KT&G Corporation (Consumer Staples, Tobacco)	590,491	44,993,400
Lotte Chilsung Beverage Company Limited (Consumer Staples, Beverages)	7,255	9,479,530
Lotte Confectionery Company Limited (Consumer Staples, Food Products)	7,227	10,410,432
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	116,336	139,739,740
Samsung Life Insurance Company Limited (Financials, Insurance)	355,137	30,609,644
Shinhan Financial Group Company Limited (Financials, Commercial Banks)	725,945	24,928,150

		355,894,673

Taiwan: 8.45%
104 Corporation (Industrials, Commercial Services & Supplies)	1,455,000	3,506,444
Cathay Financial Holding Company Limited (Financials, Insurance)	6,231,241	6,260,571
Chunghwa Telecom Limited ADR (Telecommunication Services, Diversified Telecommunication Services) «	268,834	8,355,361
Far Eastern Textile Company Limited (Industrials, Industrial Conglomerates)	26,613,491	27,558,686
First Financial Holding Company Limited (Financials, Commercial Banks)	45,687,510	25,961,923
Fuhwa Financial Holdings Company Limited (Financials, Capital Markets)	57,550,750	26,004,960
Mediatek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	906,881	10,073,869

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Emerging Markets Equity Fund	Portfolio of investments—October 31, 2012

Security name			Shares	Value

Taiwan (continued)
Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)			8,213,000	$8,012,683
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)			11,335,224	34,417,950
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment) «			5,191,552	82,545,677
United Microelectronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)			40,323,092	14,976,646

				247,674,770

Thailand: 3.29%
Bangkok Bank PCL (Financials, Commercial Banks)			3,519,700	20,785,178
C.P. Seven Eleven PCL (Consumer Staples, Food & Staples Retailing)			7,426,400	9,631,302
PTT Exploration & Production PCL (Energy, Oil, Gas & Consumable Fuels)			3,163,400	17,132,933
PTT PCL (Energy, Oil, Gas & Consumable Fuels)			2,663,300	27,632,281
Thai Beverage PCL (Consumer Staples, Beverages)			59,594,000	21,252,164

				96,433,858

Turkey: 1.77%
Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples, Beverages)			1,235,725	18,544,492
Turkcell Iletisim Hizmetleri AS ADR (Telecommunication Services, Wireless Telecommunication Services) «†			2,199,600	33,411,924

				51,956,416

United Kingdom: 0.50%
African Barrick Gold Limited (Materials, Metals & Mining)			1,428,500	9,774,220
Standard Chartered plc (Financials, Commercial Banks)			200,000	4,723,444

				14,497,664

Total Common Stocks (Cost $2,412,303,703)				2,590,367,103

	Interest rate	Maturity date	Principal

Convertible Debentures: 0.00%

Brazil: 0.00%
Lupatech SA (Energy, Energy Equipment & Services) (s)(a)(i)	6.50%	4-15-18	$303,000	64,093

Total Convertible Debentures (Cost $160,691)				64,093

	Dividend yield		Shares

Preferred Stocks: 3.18%

Brazil: 3.18%
Banco do Estado do Rio Grande do Sul SA (Financials, Commercial Banks)	3.93		1,143,000	9,032,348
Centrais Electricas Brasileiras SA (Utilities, Electric Utilities)	10.51		567,500	4,512,506
Lojas Americanas SA (Consumer Discretionary, Multiline Retail)	0.53		6,734,603	56,368,997
Vale SA ADR (Materials, Metals & Mining) «	6.45		1,303,500	23,189,265

Total Preferred Stocks (Cost $82,293,400)				93,103,116

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Emerging Markets Equity Fund	15

Security name	Yield	Shares	Value

Short-Term Investments: 19.94%

Investment Companies: 19.94%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.17%	229,268,304	$229,268,304
Wells Fargo Securities Lending Cash Investment, LLC (r)(u)(l)(v)	0.22	354,979,365	354,979,365

Total Short-Term Investments (Cost $584,247,669)			584,247,669

Total investments in securities (Cost $3,079,005,463) *	111.51%	3,267,781,981
Other assets and liabilities, net	(11.51)	(337,198,344)

Total net assets	100.00%	$2,930,583,637

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate
(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $3,087,178,405 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$398,592,850
Gross unrealized depreciation	(217,989,274)

Net unrealized appreciation	$180,603,576

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Emerging Markets Equity Fund	Statement of assets and liabilities—October 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$2,683,534,312
In affiliated securities, at value (see cost below)	584,247,669

Total investments, at value (see cost below)	3,267,781,981
Foreign currency, at value (see cost below)	19,180,719
Receivable for Fund shares sold	8,645,257
Receivable for dividends	3,349,421
Receivable for securities lending income	103,276
Prepaid expenses and other assets	76,453

Total assets	3,299,137,107

Liabilities
Payable for investments purchased	3,153,199
Payable for Fund shares redeemed	6,370,349
Payable upon receipt of securities loaned	354,979,365
Advisory fee payable	2,565,876
Distribution fees payable	128,744
Due to other related parties	514,800
Accrued expenses and other liabilities	841,137

Total liabilities	368,553,470

Total net assets	$2,930,583,637

NET ASSETS CONSIST OF
Paid-in capital	$2,770,286,481
Undistributed net investment income	9,934,169
Accumulated net realized losses on investments	(38,403,856)
Net unrealized gains on investments	188,766,843

Total net assets	$2,930,583,637

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$920,709,096
Shares outstanding – Class A	44,956,813
Net asset value per share – Class A	$20.48
Maximum offering price per share – Class A2	$21.73
Net assets – Class B	$15,408,297
Shares outstanding – Class B	873,268
Net asset value per share – Class B	$17.64
Net assets – Class C	$183,470,662
Shares outstanding – Class C	10,477,744
Net asset value per share – Class C	$17.51
Net assets – Administrator Class	$634,428,227
Shares outstanding – Administrator Class	29,597,539
Net asset value per share – Administrator Class	$21.44
Net assets – Institutional Class	$1,176,567,355
Shares outstanding – Institutional Class	54,720,646
Net asset value per share – Institutional Class	$21.50

Investments in unaffiliated securities, at cost	$2,494,757,794

Investments in affiliated securities, at cost	$584,247,669

Total investments, at cost	$3,079,005,463

Securities on loan, at value	$345,753,366

Foreign currency, at cost	$19,182,456

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2012	Wells Fargo Advantage Emerging Markets Equity Fund	17

Investment income
Dividends*	$56,448,646
Securities lending income, net	994,897
Income from affiliated securities	298,857
Interest	8,020

Total investment income	57,750,420

Expenses
Advisory fee	26,686,850
Administration fees
Fund level	1,304,454
Class A	2,448,757
Class B	46,573
Class C	498,462
Administrator Class	601,238
Institutional Class	684,969
Shareholder servicing fees
Class A	2,354,575
Class B	44,293
Class C	479,290
Administrator Class	1,292,011
Distribution fees
Class B	134,344
Class C	1,437,871
Custody and accounting fees	1,533,100
Professional fees	93,008
Registration fees	113,670
Shareholder report expenses	437,737
Trustees’ fees and expenses	10,658
Other fees and expenses	49,738

Total expenses	40,251,598
Less: Fee waivers and/or expense reimbursements	(463)

Net expenses	40,251,135

Net investment income	17,499,285

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(7,304,463)
Net change in unrealized gains (losses) on investments	(1,924,517)

Net realized and unrealized gains (losses) on investments	(9,228,980)

Net increase in net assets resulting from operations	$8,270,305

* Net of foreign dividend withholding taxes of	$7,137,016

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Emerging Markets Equity Fund	Statement of changes in net assets

	Year ended October 31, 2012		Year ended October 31, 2011

Operations
Net investment income		$17,499,285		$9,168,698
Net realized gains (losses) on investments		(7,304,463)		47,415,691
Net change in unrealized gains (losses) on investments		(1,924,517)		(150,259,770)

Net increase (decrease) in net assets resulting from operations		8,270,305		(93,675,381)

Distributions to shareholders from
Net investment income
Class A		(6,574,355)		(69,199)
Administrator Class		(4,991,113)		(281,655)
Institutional Class		(6,431,045)		(437,476)
Net realized gains
Class A		(10,038,509)		0
Class B		(255,759)		0
Class C		(2,467,330)		0
Administrator Class		(5,617,738)		0
Institutional Class		(5,818,637)		0

Total distributions to shareholders		(42,194,486)		(788,330)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	17,900,209	362,700,130	21,218,740	472,154,883
Class B	13,629	240,600	60,755	1,181,748
Class C	1,930,039	33,805,473	3,623,202	69,760,387
Administrator Class	20,310,120	432,680,866	20,848,230	478,979,598
Institutional Class	41,870,877	888,749,204	18,093,522	414,041,321

		1,718,176,273		1,436,117,937

Reinvestment of distributions
Class A	795,372	15,535,892	2,877	63,964
Class B	12,679	217,829	0	0
Class C	103,977	1,772,806	0	0
Administrator Class	454,670	9,252,268	10,004	232,301
Institutional Class	415,654	8,450,500	8,289	192,648

		35,229,295		488,913

Payment for shares redeemed
Class A	(17,590,030)	(357,030,080)	(15,278,236)	(334,689,903)
Class B	(351,930)	(6,181,513)	(508,097)	(9,781,425)
Class C	(2,758,512)	(47,493,153)	(2,767,168)	(51,885,678)
Administrator Class	(15,327,870)	(329,325,671)	(7,678,746)	(176,458,102)
Institutional Class	(12,229,468)	(259,675,007)	(2,167,541)	(49,841,512)

		(999,705,424)		(622,656,620)

Net increase in net assets resulting from capital share transactions		753,700,144		813,950,230

Total increase in net assets		719,775,963		719,486,519

Net assets
Beginning of period		2,210,807,674		1,491,321,155

End of period		$2,930,583,637		$2,210,807,674

Undistributed net investment income		$9,934,169		$8,135,094

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$20.93	$21.65	$16.99	$12.90	$30.53
Net investment income	0.10	0.08	0.04 [2]	0.04 [2]	0.16
Net realized and unrealized gains (losses) on investments	(0.19)	(0.80)	4.63	5.98	(14.22)

Total from investment operations	(0.09)	(0.72)	4.67	6.02	(14.06)
Distributions to shareholders from
Net investment income	(0.14)	(0.00)[3]	(0.01)	(0.12)	(0.15)
Net realized gains	(0.22)	0.00	0.00	(1.81)	(3.42)

Total distributions to shareholders	(0.36)	(0.00)[3]	(0.01)	(1.93)	(3.57)
Net asset value, end of period	$20.48	$20.93	$21.65	$16.99	$12.90
Total return[4]	(0.31)%	(3.32)%	27.51%	57.88%	(51.64)%
Ratios to average net assets (annualized)
Gross expenses	1.67%	1.68%	1.91%	2.04%	1.88%
Net expenses	1.67%	1.68%	1.89%	2.03%	1.84%
Net investment income	0.51%	0.44%	0.27%	0.29%	0.69%
Supplemental data
Portfolio turnover rate	7%	5%	6%	23%	39%
Net assets, end of period (000s omitted)	$920,709	$917,633	$820,716	$357,354	$128,714

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010, is that of Class A of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$18.06	$18.82	$14.87	$11.51	$27.69
Net investment loss	(0.05)[2]	(0.08)[2]	(0.09)[2]	(0.03)	(0.01)
Net realized and unrealized gains (losses) on investments	(0.15)	(0.68)	4.04	5.20	(12.74)

Total from investment operations	(0.20)	(0.76)	3.95	5.17	(12.75)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.01)
Net realized gains	(0.22)	0.00	0.00	(1.81)	(3.42)

Total distributions to shareholders	(0.22)	0.00	0.00	(1.81)	(3.43)
Net asset value, end of period	$17.64	$18.06	$18.82	$14.87	$11.51
Total return[3]	(1.06)%	(4.04)%	26.56%	56.75%	(51.99)%
Ratios to average net assets (annualized)
Gross expenses	2.41%	2.43%	2.66%	2.80%	2.61%
Net expenses	2.41%	2.43%	2.64%	2.79%	2.59%
Net investment loss	(0.28)%	(0.39)%	(0.54)%	(0.43)%	(0.08)%
Supplemental data
Portfolio turnover rate	7%	5%	6%	23%	39%
Net assets, end of period (000s omitted)	$15,408	$21,652	$30,989	$25,499	$17,949

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010, is that of Class B of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$17.92	$18.68	$14.77	$11.44	$27.57
Net investment loss	(0.06)	(0.06)[2]	(0.08)[2]	(0.05)	(0.02)
Net realized and unrealized gains (losses) on investments	(0.13)	(0.70)	3.99	5.19	(12.66)

Total from investment operations	(0.19)	(0.76)	3.91	5.14	(12.68)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.03)
Net realized gains	(0.22)	0.00	0.00	(1.81)	(3.42)

Total distributions to shareholders	(0.22)	0.00	0.00	(1.81)	(3.45)
Net asset value, end of period	$17.51	$17.92	$18.68	$14.77	$11.44
Total return[3]	(1.01)%	(4.07)%	26.47%	56.84%	(52.01)%
Ratios to average net assets (annualized)
Gross expenses	2.42%	2.43%	2.66%	2.79%	2.61%
Net expenses	2.42%	2.43%	2.64%	2.78%	2.59%
Net investment loss	(0.24)%	(0.32)%	(0.50)%	(0.46)%	(0.07)%
Supplemental data
Portfolio turnover rate	7%	5%	6%	23%	39%
Net assets, end of period (000s omitted)	$183,471	$200,796	$193,300	$121,216	$56,839

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010, is that of Class C of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$21.90	$22.63	$17.75	$13.42	$31.59
Net investment income	0.14	0.02	0.09 [2]	0.08	0.22
Net realized and unrealized gains (losses) on investments	(0.18)	(0.73)	4.83	6.25	(14.77)

Total from investment operations	(0.04)	(0.71)	4.92	6.33	(14.55)
Distributions to shareholders from
Net investment income	(0.20)	(0.02)	(0.04)	(0.19)	(0.20)
Net realized gains	(0.22)	0.00	0.00	(1.81)	(3.42)

Total distributions to shareholders	(0.42)	(0.02)	(0.04)	(2.00)	(3.62)
Net asset value, end of period	$21.44	$21.90	$22.63	$17.75	$13.42
Total return	(0.13)%	(3.14)%	27.78%	58.34%	(51.51)%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.47%	1.69%	1.80%	1.61%
Net expenses	1.47%	1.47%	1.65%	1.79%	1.59%
Net investment income	0.72%	0.70%	0.50%	0.54%	0.89%
Supplemental data
Portfolio turnover rate	7%	5%	6%	23%	39%
Net assets, end of period (000s omitted)	$634,428	$529,083	$248,493	$178,856	$141,996

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010, is that of Class I of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Fund	23

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$21.96	$22.66	$20.11
Net investment income	0.22	0.16	0.00 [2,3]
Net realized and unrealized gains (losses) on investments	(0.22)	(0.81)	2.55

Total from investment operations	0.00	(0.65)	2.55
Distributions to shareholders from
Net investment income	(0.24)	(0.05)	0.00
Net realized gains	(0.22)	0.00	0.00

Total distributions to shareholders	(0.46)	(0.05)	0.00
Net asset value, end of period	$21.50	$21.96	$22.66
Total return[4]	0.13%	(2.89)%	12.68%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.24%	1.48%
Net expenses	1.24%	1.23%	1.30%
Net investment income	1.04%	0.93%	0.02%
Supplemental data
Portfolio turnover rate	7%	5%	6%
Net assets, end of period (000s omitted)	$1,176,567	$541,644	$197,823

1.	For the period from July 30, 2010 (commencement of class operations), to October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Emerging Markets Equity Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Emerging Markets Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2012, fair value pricing was not used in pricing foreign securities.

Fixed income securities acquired with maturities exceeding 60 days are valued based on bid evaluated prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Investments in registered open-ended investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Fund	25

significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

26	Wells Fargo Advantage Emerging Markets Equity Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for the purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to passive foreign investment companies. At October 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$2,296,303	$(2,296,303)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

At October 31, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment capital loss expiration		Post-enactment capital losses
2016	2017	Short-term
$2,830,910	$22,695,719	$8,890,891

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Fund	27

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$2,590,367,103	$0	$0	$2,590,367,103
Preferred stocks	93,103,116	0	0	93,103,116
Convertible debentures	0	0	64,093	64,093
Short-term investments
Investment companies	229,268,304	354,979,365	0	584,247,669
	$2,912,738,523	$354,979,365	$64,093	$3,267,781,981

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2012, the Fund did not have any significant transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.10% and declining to 0.95% as the average daily net assets of the Fund increase. For the year ended October 31, 2012, the advisory fee was equivalent to an annual rate of 1.02% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund

28	Wells Fargo Advantage Emerging Markets Equity Fund	Notes to financial statements

increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.81% for Class A, 2.56% for Class B, 2.56% for Class C, 1.60% for Administrator Class, and 1.30% Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2012, Wells Fargo Funds Distributor, LLC received $88,104 from the sale of Class A shares and $34,280, $17,663, and $11,237 in contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2012, were $902,603,377 and $173,413,117, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2012, the Fund paid $5,689 in commitment fees.

For the year ended October 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2012, and October 31, 2011 were as follows:

	Year ended October 31,
	2012	2011
Ordinary income	$17,997,429	$788,330
Long-term capital gain	24,197,057	0

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Fund	29

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$14,134,498	$180,593,900	$(34,417,520)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

10. SUBSEQUENT DISTRIBUTIONS

On December 13, 2012, the Fund declared distributions from net investment income to shareholders of record on December 12, 2012. The per share amounts payable on December 14, 2012 were as follows:

Net investment income
Class A	$0.06385
Class B	0.00000
Class C	0.00000
Administrator Class	0.09966
Institutional Class	0.15463

These distributions are not reflected in the accompanying financial statements.

30	Wells Fargo Advantage Emerging Markets Equity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Emerging Markets Equity Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Emerging Markets Equity Fund as of October 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2012

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $24,197,057 was designated as long-term capital gain distributions for the fiscal year ended October 31, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $22,907,654 of income dividends paid during the fiscal year ended October 31, 2012, has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2012. Additional details will be available in the semiannual report.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Emerging Markets Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012;	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 77 funds in the Fund complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Emerging Markets Equity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

213205 12-12 A238/AR238 10-12

Wells Fargo Advantage Emerging Markets Equity Income Fund

Annual Report

October 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM) .
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $210 billion in assets under management, as of October 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Income Plus Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
High Yield Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Emerging Markets Equity Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the global financial system—including emerging markets—two worries that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Emerging Markets Equity Income Fund for the five-month period that ended October 31, 2012. Much of the period was marked by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Emerging markets stocks as measured by the MSCI Emerging Markets Index (Net)1 underperformed developed international stocks as measured by the MSCI EAFE Index (Net)2 but outperformed U.S. large-cap stocks as measured by the S&P 500 Index3.

The period was dominated by worries that ongoing debt problems in the eurozone would affect global economic growth.

Concerns about the eurozone sovereign debt situation held center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of such an event on the global financial system and economy. Investors also worried that the credit crisis and economic slowdown in Europe would dampen economic growth in emerging economies, many of which rely upon Europe as an export market and as a source of funding.

The Greek government came to an agreement with its creditors in March 2012, prior to the reporting period, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the global financial system—including emerging markets—two worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve (Fed) and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in an effort to support the economy and financial system. In response to signs of a sluggish economy, after its September 2012 meeting the FOMC announced its intention to keep interest rates low until at least mid-2015. The Fed also announced open-ended purchases of $40 billion per month in mortgage-backed securities in an effort to support the housing market.

1.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	3

At the beginning of the five-month period, the ECB had a key rate of 1.00%, which it had twice lowered from its previous levels in response to weakness in the southern European economies. A third cut in July 2012 put its key rate at a historic low of 0.75%. In September, the ECB announced that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had applied for a formal bailout through either the European Financial Stability Facility or the European Stability Mechanism.

Emerging market stocks posted solid gains in an eventful period.

Aggressive central bank actions helped support asset prices in both developed and emerging economies, even as the European economic picture remained unclear. Southern European countries such as Greece, Italy, and Spain continued to grapple with high debt levels, government austerity programs aimed at paying down the debt, and slower economic growth. Since southern European countries are a source of demand for exporters, export-driven economies such as China were affected by southern Europe’s weakness. By contrast, the U.S. generally reported stronger gross domestic product growth numbers over the reporting period, with a continued high unemployment rate the main negative piece of U.S. economic data.

Within emerging markets, slowing industrial production in China, which relies upon Europe as a key export market, caused below-average stock market performance for commodity exporter Brazil, which relies upon China as an export market. China’s stock market, however, modestly outperformed the MSCI Emerging Markets Index (Net), in part because the country offers the prospect of continued growth via domestic consumption. India also outperformed the overall index. The country’s stock market declined sharply in late 2011 on concerns about a combination of slower growth and higher inflation, but proposed economic reforms and a recovery in the value of the rupee allowed the Indian stock market to bounce back during the five months of the reporting period.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Aggressive central bank actions helped support asset prices in both developed and emerging economies, even as the European economic picture remained unclear.

4	Wells Fargo Advantage Emerging Markets Equity Income Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	5

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Emerging Markets Equity Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks to achieve long-term capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Capital Management Singapore

Portfolio managers

Anthony L.T. Cragg

Alison Shimada

Average annual total returns (%) as of October 31, 2012

		Including sales charge	Excluding sales charge	Expense ratios[1] (%)
	Inception date	Since inception	Since inception	Gross	Net[2]
Class A (EQIAX)	5-31-12	6.32	12.80	1.90	1.65
Class C (EQICX)	5-31-12	11.49	12.49	2.65	2.40
Administrator Class (EQIDX)	5-31-12	–	12.89	1.74	1.45
Institutional Class (EQIIX)	5-31-12	–	12.98	1.47	1.25
MSCI Emerging Markets Index (Net)[3]	–	–	11.22	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees, or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to regional risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	7

Growth of $10,000 investment[4] as of October 31, 2012

1.	Reflects the expense ratios as stated in the most recent prospectuses.

2.	The Adviser has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

4.	The chart compares the performance of Class A shares since inception with the MSCI Emerging Markets Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

5.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

6.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Emerging Markets Equity Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the MSCI Emerging Markets Index (Net), for the five-month period that ended October 31, 2012.

■	Overall stock selection contributed to relative returns for the period. However, stock selection in the utilities sector detracted, as did an overweight in the sector.

■

Among countries, underweight positions combined with strong stock selection helped the Fund’s relative outperformance in South Korea and Taiwan. Unfavorable stock selection in Brazil detracted from relative performance, as did underweight positions to India and Russia. Please note that we currently hold a neutral weight in Russia as of October 31, 2012.

The Fund outperformed its benchmark during a rising market.

From a sector allocation perspective, the Fund’s underweight in information technology (IT) proved beneficial, as did an overweight in telecommunication services. Stock selection in financials and industrials also aided relative results. On the opposite side of the spectrum, an overweight in utilities detracted from relative results as the sector did not perform as well as other sectors during the period.

Ten largest equity holdings[5] (%) as of October 31, 2012
Taiwan Semiconductor Manufacturing Company Limited ADR	2.61
PT Perusahaan Gas Negara	2.23
Industrial & Commercial Bank of China Class H	2.13
China Construction Bank	2.05
Mobile Telesystems ADR	1.99
China Mobile Limited	1.92
PetroChina Company Limited	1.80
Transmissora Alianca Unit	1.66
Natura Cosmeticos SA	1.64
SK Telecom Company Limited ADR	1.64

Looking at stock selection, notable areas of success included South Korea, South Africa, and Mexico. In South Korea, stock selection in the consumer discretionary and financials sectors was quite strong on a relative basis, while overall, telecommunication services posted the best performance. One of the most significant contributors was KT Corporation ADR, a South Korean integrated wired/wireless telecommunication service provider. In South Africa, the Fund benefited from positive contributions from holdings in the financials and consumer discretionary sectors, and in Mexico, consumer staples holdings outperformed significantly. At the sector level, the Fund’s strongest results came from stock selection in the financials, industrials, and consumer staples sectors. The weakest results came from exposure to the utilities, materials, and consumer discretionary sectors.

Sector distribution[6] as of October 31, 2012

Our investment outlook on the emerging market region remains positive.

Fears of the worst financial outcomes in Europe have subsided for now, but the threat of a U.S. “fiscal cliff” remains. We believe the key for emerging markets in 2013 will be whether China’s macroeconomic improvement is sustainable. A pattern of periodic sharp technical rallies without follow-through may persist through 2012 year-end. In this volatile stock market environment, we firmly believe that dividend-yielding strategies should continue to perform well, particularly given a low-interest-rate environment and a range-bound market pattern. We will continue to focus on what we believe are well-managed companies with track records of good corporate governance, strong history of dividend payout, and attractive total return potential.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	9

In China we do not anticipate any large-scale stimulus until the scheduled change in leadership is complete. Nevertheless, we believe that sentiment is overly bearish. The government is now focused on a smooth leadership transition, but we are confident that it is equipped with the necessary fiscal and monetary ammunition to support the economy. We also expect pro-growth measures to be cloaked in moderate to conservative language given the focus on stability in this period of leadership transition. Following strong growth in 2012 in the Southeast Asian countries such as the Philippines, Indonesia, and Malaysia, we expect there to be some rotation into the North Asia region as China bottoms. U.S. technology trends such as consumer demand for mobile phones and tablets should also help support the South Korean and Taiwanese IT sectors.

In Brazil, the government must implement policies that are supportive to growth without being seen as interference. Should gross domestic product in China improve, it would benefit Brazil since many of its major companies benefit from Chinese demand, particularly in commodities. The outlook for the country’s non-durable consumption remains favorable, with declining unemployment and wage revisions beginning to take effect. Within Latin America, the predictability of economic performance and economic policies in Mexico and Chile offer some comfort relative to Brazil. Some investors may rotate back into Brazil from Mexico based on valuation, but we still favor Mexico because we believe that its economy stands to benefit from the secondary positive effect of a slow but steady U.S. recovery.

Russian valuations remain low and high oil prices are currently supportive of market performance. However, in our view, Russia lacks sustainable performance drivers. As such, its stock market performance is likely to be driven by global macroeconomic views. Turkey has done well year to date, but high oil prices and soft commodity prices could pose a threat to the country’s inflationary outlook. In South Africa, we continue to focus on domestically oriented companies with solid growth prospects, strong balance sheets, and generous dividend programs. Inflation has been manageable, but if the South African Rand weakens significantly from current levels, it could result in higher inflation.

10	Wells Fargo Advantage Emerging Markets Equity Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-12	Ending account value 10-31-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,128.03	$8.83	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.36	1.65%
Class C
Actual	$1,000.00	$1,124.85	$12.87	2.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.02	$12.19	2.41%
Administrator Class
Actual	$1,000.00	$1,128.91	$7.76	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35	1.45%
Institutional Class
Actual	$1,000.00	$1,129.84	$6.69	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34	1.25%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Emerging Markets Equity Income Fund	11

Security name	Shares	Value

Common Stocks: 89.99%

Brazil: 5.56%
BMF Bovespa SA (Financials, Diversified Financial Services)	26,200	$167,697
EDP Energias Do Brasil SA (Utilities, Electric Utilities)	15,700	98,171
Natura Cosmeticos SA (Consumer Staples, Personal Products)	7,100	189,294
Telefonica Brasil ADR (Telecommunication Services, Diversified Telecommunication Services)	8,500	187,170

		642,332

Chile: 1.99%
AFP Habitat SA (Financials, Capital Markets)	38,760	65,332
Aguas Andinas SA Class A (Utilities, Water Utilities)	166,500	111,738
Empresa Nacional de Telecomunicaciones SA (Telecommunication Services, Wireless Telecommunication Services)	2,600	52,956

		230,026

China: 13.72%
ANTA Sports Products Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	61,000	51,948
CapitaRetail China Trust (Financials, REITs)	129,000	164,978
China BlueChemical Limited (Materials, Chemicals)	136,000	86,162
China Construction Bank (Financials, Commercial Banks)	314,000	236,613
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	92,000	97,697
China Shineway Pharmaceutical Group Limited (Health Care, Pharmaceuticals)	53,000	84,799
Chongqing Rural Commercial Bank (Financials, Commercial Banks)	123,000	57,770
Cosco Pacific Limited (Industrials, Transportation Infrastructure)	102,000	150,564
Country Garden Holdings Company Limited (Financials, Real Estate Management & Development)	147,000	58,989
Industrial & Commercial Bank of China Class H (Financials, Commercial Banks)	372,000	246,238
KWG Property Holding Limited (Financials, Real Estate Management & Development)	103,500	61,699
PetroChina Company Limited (Energy, Oil, Gas & Consumable Fuels)	152,000	207,503
Zhejiang Expressway Company (Industrials, Transportation Infrastructure)	110,000	80,193

		1,585,153

Czech Republic: 0.97%
Telefonica O2 Czech Republic AS (Telecommunication Services, Diversified Telecommunication Services)	5,605	111,637

Egypt: 1.10%
Commercial International Bank (Financials, Commercial Banks)	11,858	73,524
Telecom Egypt Company (Telecommunication Services, Diversified Telecommunication Services)	23,802	54,088

		127,612

Hong Kong: 4.97%
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	20,000	221,805
Guangzhou Investment Company Limited (Financials, Real Estate Management & Development)	230,000	63,213
Shanghai Industrial Holdings Limited (Industrials, Industrial Conglomerates)	48,000	154,218
Texwinca Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	44,000	35,029
VTech Holdings Limited (Information Technology, Communications Equipment)	4,600	54,636
Xinyi Glass Holding Company Limited (Consumer Discretionary, Auto Components)	82,000	46,026

		574,927

India: 1.21%
ICICI Bank Limited ADR (Financials, Commercial Banks)	3,550	139,338

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Emerging Markets Equity Income Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Indonesia: 2.23%
PT Perusahaan Gas Negara (Utilities, Gas Utilities)	533,500	$258,280

Malaysia: 5.51%
Berjaya Sports Toto Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	75,000	109,324
British American Tobacco Malaysia Bhd (Consumer Staples, Tobacco)	5,800	120,418
CapitaMalls Malaysia Trust (Financials, REITs)	206,300	121,911
Media Prima Bhd (Telecommunication Services, Diversified Telecommunication Services)	70,200	52,546
POS Malaysia & Services Holdings Bhd (Industrials, Air Freight & Logistics)	113,600	112,630
Sunway Real Estate Investment (Financials, REITs)	238,900	119,999

		636,828

Mexico: 5.09%
Bolsa Mexicana De Valores SA (Financials, Diversified Financial Services)	71,000	157,248
Grupo Aeroportuario Del Pacifico SAB de CV B (Industrials, Transportation Infrastructure)	21,300	102,612
Grupo Aeroportuario Del Sureste SAB de CV ADR (Industrials, Transportation Infrastructure)	1,220	117,815
Grupo Financiero Santander SAB de CV (Financials, Commercial Banks)	10,631	29,180
Kimberly-Clark de Mexico SAB de CV (Consumer Staples, Household Products)	75,000	181,801

		588,656

Norway: 0.50%
Prosafe ASA (Energy, Energy Equipment & Services)	6,890	57,379

Philippines: 2.71%
Globe Telecom Incorporated (Telecommunication Services, Wireless Telecommunication Services)	5,710	158,014
Philippine Long Distance Telephone Company (Telecommunication Services, Wireless Telecommunication Services)	2,405	154,709

		312,723

Poland: 0.50%
Powszechny Zaklad Ubezpieczen SA (Financials, Insurance)	495	57,831

Russia: 5.62%
CTC Media Incorporated (Consumer Discretionary, Media)	6,350	53,277
Gazprom ADR (Energy, Oil, Gas & Consumable Fuels)	13,450	122,866
Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	2,265	136,919
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	13,400	229,676
Uralkali GDR (Materials, Chemicals)	2,725	106,766

		649,504

Singapore: 5.61%
CDL Hospitality Trusts (Financials, REITs)	34,000	53,935
Hutchison Port Holdings Trust (Materials, Containers & Packaging)	137,000	106,860
Keppel Corporation Limited (Industrials, Industrial Conglomerates)	16,000	139,826
Parkway Life Real Estate Investment Trust (Financials, REITs)	71,000	118,741
SembCorp Industries Limited (Industrials, Industrial Conglomerates)	20,000	89,195
Singapore Telecommunications Limited (Telecommunication Services, Diversified Telecommunication Services)	53,000	139,908

		648,465

South Africa: 6.29%
Coronation Fund Managers Limited (Financials, Capital Markets)	15,447	59,592
Exxaro Resources Limited (Materials, Metals & Mining)	4,425	88,544

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Emerging Markets Equity Income Fund	13

Security name	Shares	Value

South Africa (continued)
Imperial Holding Limited (Consumer Discretionary, Distributors)	2,351	$53,410
Life Healthcare Group Holdings Limited (Health Care, Health Care Providers & Services)	15,400	58,239
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services)	2,988	53,876
Nedbank Group Limited (Financials, Commercial Banks)	5,210	107,557
Sanlam Limited (Financials, Insurance)	12,939	57,796
Sasol Limited (Energy, Oil, Gas & Consumable Fuels)	2,498	106,596
Vodacom Group Proprietary Limited (Consumer Discretionary, Media)	11,236	141,638

		727,248

South Korea: 6.65%
Hite Jinro Company Limited (Consumer Staples, Beverages)	2,690	79,546
Hyundai Marine & Fire Insurance Company Limited (Financials, Insurance)	2,040	65,936
Kangwon Land Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	5,060	117,847
KB Financial Group Incorporated (Financials, Commercial Banks)	3,110	105,796
KT Corporation ADR (Telecommunication Services, Diversified Telecommunication Services)	7,300	123,735
KT&G Corporation (Consumer Staples, Tobacco)	1,135	86,483
SK Telecom Company Limited ADR (Telecommunication Services, Wireless Telecommunication Services)	12,100	189,123

		768,466

Taiwan: 11.47%
Asustek Computer Incorporated (Information Technology, Computers & Peripherals)	11,000	117,861
Cheng Uei Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	25,000	55,370
Chroma ATE Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	12,000	23,090
Chunghwa Telecom Company Limited (Telecommunication Services, Diversified Telecommunication Services)	33,000	103,476
Cleanaway Company Limited (Industrials, Commercial Services & Supplies)	8,000	55,519
Huaku Development Company Limited (Financials, Real Estate Management & Development)	34,680	70,636
Mega Financial Holding Company Limited (Financials, Commercial Banks)	72,065	52,422
Novatek Microelectronics Corporation Limited (Information Technology, Semiconductors & Semiconductor Equipment)	25,000	94,138
Quanta Computer Incorporated (Information Technology, Computers & Peripherals)	27,000	61,741
Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)	50,000	48,780
Taiwan Hon Chuan Enterprise (Materials, Containers & Packaging)	22,000	46,843
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)	18,950	301,305
TPK Holding Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	6,479	81,396
United Microelectronics Corporation ADR (Information Technology, Semiconductors & Semiconductor Equipment)	83,000	156,040
Wistron Corporation (Information Technology, Computers & Peripherals)	59,850	57,468

		1,326,085

Thailand: 6.32%
Bangkok Bank PCL (Financials, Commercial Banks)	17,200	101,573
Bangkok Expressway PCL (Industrials, Transportation Infrastructure)	139,200	126,029
Delta Electronics (Thailand) PCL (Information Technology, Electronic Equipment, Instruments & Components)	65,500	62,508
Major Cineplex Group PCL (Consumer Discretionary, Media)	83,000	53,348
MCOT PCL (Consumer Discretionary, Media)	54,100	59,131
Shin Corporation PCL (Information Technology, Communications Equipment)	52,200	107,295
Siam Cement PCL (Materials, Construction Materials)	6,200	84,150
Ticon Industrial Connection PCL (Financials, Real Estate Management & Development)	185,300	79,198

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Emerging Markets Equity Income Fund	Portfolio of investments—October 31, 2012

Security name		Shares	Value

Thailand (continued)
Tisco Financial Group PCL (Financials, Commercial Banks)		39,500	$57,671

			730,903

Turkey: 1.97%
Akcansa Cimento (Materials, Construction Materials)		11,649	57,319
Anadolu Hayat Emeklilik (Financials, Insurance)		46,100	115,218
Turk Telekomunikasyon AS (Telecommunication Services, Diversified Telecommunication Services)		14,174	55,352

			227,889

Total Common Stocks (Cost $9,499,931)			10,401,282

	Dividend yield

Preferred Stocks: 7.18%

Brazil: 5.53%
Banco Bradesco SA (Financials, Commercial Banks)	3.48%	7,000	110,288
Companhia Vale do Rio Doce SA Class A (Materials, Metals & Mining)	6.22	9,700	173,602
Petroleo Brasileiro SA (Energy, Oil, Gas & Consumable Fuels)	3.46	16,000	163,856
Transmissora Alianca de Energia Eletrica SA (Utilities, Electric Utilities)	7.28	5,800	191,330

			639,076

Russia: 1.65%
Sberbank (Financials, Commercial Banks) (a)	3.92	66,622	140,466
Surgutneftegas (Energy, Oil, Gas & Consumable Fuels) (a)	11.07	80,500	49,918

			190,384

Total Preferred Stocks (Cost $802,752)			829,460

	Yield
Short-Term Investments: 2.71%

Investment Companies: 2.71%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17	313,397	313,397

Total Short-Term Investments (Cost $313,397)			313,397

Total investments in securities (Cost $10,616,080)*	99.88%	11,544,139
Other assets and liabilities, net	0.12	13,827

Total net assets	100.00%	$11,557,966

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $10,696,215 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,063,797
Gross unrealized depreciation	(215,873)

Net unrealized appreciation	$847,924

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2012	Wells Fargo Advantage Emerging Markets Equity Income Fund	15

Assets
Investments
In unaffiliated securities, at value (see cost below)	$11,230,742
In affiliated securities, at value (see cost below)	313,397

Total investments, at value (see cost below)	11,544,139
Foreign currency, at value (see cost below)	181,437
Receivable for Fund shares sold	10,454
Receivable for dividends	12,706
Receivable from adviser	18,448
Prepaid expenses and other assets	47,353

Total assets	11,814,537

Liabilities
Payable for investments purchased	194,962
Distribution fees payable	357
Due to other related parties	1,540
Professional fees payable	43,278
Accrued expenses and other liabilities	16,434

Total liabilities	256,571

Total net assets	$11,557,966

NET ASSETS CONSIST OF
Paid-in capital	$10,379,395
Undistributed net investment income	9,084
Accumulated net realized gains on investments	238,954
Net unrealized gains on investments	930,533

Total net assets	$11,557,966

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$628,332
Shares outstanding – Class A	56,274
Net asset value per share – Class A	$11.17
Maximum offering price per share – Class A2	$11.85
Net assets – Class C	$562,018
Shares outstanding – Class C	50,351
Net asset value per share – Class C	$11.16
Net assets – Administrator Class	$5,285,225
Shares outstanding – Administrator Class	473,340
Net asset value per share – Administrator Class	$11.17
Net assets – Institutional Class	$5,082,391
Shares outstanding – Institutional Class	455,171
Net asset value per share – Institutional Class	$11.17

Investments in unaffiliated securities, at cost	$10,302,683

Investments in affiliated securities, at cost	$313,397

Total investments, at cost	$10,616,080

Foreign currency, at cost	$178,989

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Emerging Markets Equity Income Fund	Statement of operations—year ended October 31, 2012[1]

Investment income
Dividends*	$209,999
Income from affiliated securities	515

Total investment income	210,514

Expenses
Advisory fee	50,010
Administration fees
Fund level	2,273
Class A	613
Class C	584
Administrator Class	2,061
Institutional Class	1,620
Shareholder servicing fees
Class A	590
Class C	562
Administrator Class	4,219
Distribution fees
Class C	1,685
Custody and accounting fees	10,295
Professional fees	45,750
Registration fees	34,262
Shareholder report expenses	17,598
Trustees’ fees and expenses	4,997
Other fees and expenses	8,999

Total expenses	186,118
Less: Fee waivers and/or expense reimbursements	(121,641)

Net expenses	64,477

Net investment income	146,037

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	219,255
Net change in unrealized gains (losses) on investments	930,533

Net realized and unrealized gains (losses) on investments	1,149,788

Net increase in net assets resulting from operations	$1,295,825

* Net of foreign dividend withholding taxes of	$25,885

1.	For the five months ended October 31, 2012. The Fund commenced operations on May 31, 2012.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Emerging Markets Equity Income Fund	17

	Year ended October 31, 2012[1]

Operations
Net investment income		$146,037
Net realized gains on investments		219,255
Net change in unrealized gains (losses) on investments		930,533

Net increase in net assets resulting from operations		1,295,825

Distributions to shareholders from
Net investment income
Class A		(5,528)
Class C		(3,756)
Administrator Class		(52,526)
Institutional Class		(55,444)

Total distributions to shareholders		(117,254)

	Shares

Capital share transactions
Proceeds from shares sold
Class A	56,011	565,063
Class C	50,000	500,000
Administrator Class	468,443	4,699,937
Institutional Class	450,000	4,500,000

		10,265,000

Reinvestment of distributions
Class A	515	5,528
Class C	351	3,756
Administrator Class	4,897	52,526
Institutional Class	5,171	55,444

		117,254

Payment for shares redeemed
Class A	(252)	(2,859)

Net increase in net assets resulting from capital share transactions		10,379,395

Total increase in net assets		11,557,966

Net assets
Beginning of period		0

End of period		$11,557,966

Undistributed net investment income		$9,084

1.	For the five months ended October 31, 2012. The Fund commenced operations on May 31, 2012.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS A	Year ended October 31, 2012[1]
Net asset value, beginning of period	$10.00
Net investment income	0.13
Net realized and unrealized gains on investments	1.15

Total from investment operations	1.28
Distributions to shareholders from
Net investment income	(0.11)
Net asset value, end of period	$11.17
Total return[2]	12.80%
Ratios to average net assets (annualized)
Gross expenses	4.29%
Net expenses	1.65%
Net investment income	2.94%
Supplemental data
Portfolio turnover rate	39%
Net assets, end of period (000s omitted)	$628

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Income Fund	19

(For a share outstanding throughout the period)

CLASS C	Year ended October 31, 2012[1]
Net asset value, beginning of period	$10.00
Net investment income	0.10
Net realized and unrealized gains on investments	1.13

Total from investment operations	1.23
Distributions to shareholders from
Net investment income	(0.07)
Net asset value, end of period	$11.16
Total return[2]	12.49%
Ratios to average net assets (annualized)
Gross expenses	5.03%
Net expenses	2.41%
Net investment income	2.24%
Supplemental data
Portfolio turnover rate	39%
Net assets, end of period (000s omitted)	$562

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout the period)

ADMINISTRATOR CLASS	Year ended October 31, 2012[1]
Net asset value, beginning of period	$10.00
Net investment income	0.14
Net realized and unrealized gains on investments	1.14

Total from investment operations	1.28
Distributions to shareholders from
Net investment income	(0.11)
Net asset value, end of period	$11.17
Total return[2]	12.89%
Ratios to average net assets (annualized)
Gross expenses	4.14%
Net expenses	1.45%
Net investment income	3.17%
Supplemental data
Portfolio turnover rate	39%
Net assets, end of period (000s omitted)	$5,285

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Income Fund	21

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended October 31, 2012[1]
Net asset value, beginning of period	$10.00
Net investment income	0.15
Net realized and unrealized gains on investments	1.14

Total from investment operations	1.29
Distributions to shareholders from
Net investment income	(0.12)
Net asset value, end of period	$11.17
Total return[2]	12.98%
Ratios to average net assets (annualized)
Gross expenses	3.92%
Net expenses	1.25%
Net investment income	3.39%
Supplemental data
Portfolio turnover rate	39%
Net assets, end of period (000s omitted)	$5,082

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Emerging Markets Equity Income Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Emerging Markets Equity Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2012, fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Income Fund	23

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns since inception are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s captial accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and passive foreign investment companies. At October 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(19,699)	$19,699

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

24	Wells Fargo Advantage Emerging Markets Equity Income Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$10,401,282	$0	$0	$10,401,282
Preferred stocks	639,076	190,384	0	829,460

Short-term investments
Investment companies	313,397	0	0	313,397
	$11,353,755	$190,384	$0	$11,544,139

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the five months ended October 31, 2012, the Fund did not have any significant transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.10% and declining to 0.95% as the average daily net assets of the Fund increase. For the five months ended October 31, 2012, the advisory fee was equivalent to an annual rate of 1.10% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management, is a subadviser to the Fund. The fees related to these subadvisory services are borne directly by Funds Management and do not increase the overall fees paid by the Fund. WellsCap is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase. Effective August 30, 2012, Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A., also became a subadviser to the Fund. Out of its fees, WellsCap pays Wells Capital Management Singapore for its services as subadviser at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Income Fund	25

agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.65% for Class A, 2.40% for Class C, 1.45% for Administrator Class, and 1.25% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the five months ended October 31, 2012 were $13,872,728 and $3,815,803, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the five months ended October 31, 2012, the Fund paid $6 in commitment fees.

For the five months ended October 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $117,254 of ordinary income for the five months ended October 31, 2012.

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains
$328,173	$850,398

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Advantage Emerging Markets Equity Income Fund	Notes to financial statements

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

10. SUBSEQUENT DISTRIBUTIONS

On November 26, 2012, the Fund declared distributions from net investment income to shareholders of record on November 23, 2012. The per share amounts payable on November 27, 2012 were as follows:

Net investment income
Class A	$0.02548
Class C	0.00457
Administrator Class	0.02677
Institutional Class	0.02908

On December 7, 2012, the Fund declared distributions from short-term capital gains to shareholders of record on December 6, 2012. The per share amounts payable on December 10, 2012 were as follows:

Short-term capital gains
Class A	$0.22998
Class C	0.22998
Administrator Class	0.22998
Institutional Class	0.22998

On December 20, 2012, the Fund declared distributions from net investment income to shareholders of record on December 19, 2012. The per share amounts payable on December 21, 2012 were as follows:

Net investment income
Class A	$0.07426
Class C	0.06340
Administrator Class	0.07656
Institutional Class	0.08045

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Emerging Markets Equity Income Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Emerging Markets Equity Income Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of October 31, 2012, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from May 31, 2012 (commencement of fund operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Emerging Markets Equity Income Fund as of October 31, 2012, the results of its operations, changes in its net assets, and the financial highlights for the period noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2012

28	Wells Fargo Advantage Emerging Markets Equity Income Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $31,777 of income dividends paid during the fiscal year ended October 31, 2012 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2012. Additional details will be available in the semiannual report.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Emerging Markets Equity Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012;	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 77 funds in the Fund complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Emerging Markets Equity Income Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

213206 12-12 A262/AR262 10-12

Wells Fargo Advantage Global Opportunities Fund

Annual Report

October 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM) .
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $210 billion in assets under management, as of October 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Income Plus Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
High Yield Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Global Opportunities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on other economies—two worries that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Global Opportunities Fund for the 12-month period that ended October 31, 2012. Much of the period was marked by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Developed market international stocks outperformed emerging markets stocks, but both noticeably underperformed U.S. large-cap stocks as the U.S. economy showed relative strength.

Macroeconomic optimism faded as debt worries resurfaced.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis. Investors also worried that an economic slowdown in Europe would dampen economic growth in emerging economies, many of which rely upon Europe as an export market and as a source of funding.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to the ongoing problems in southern Europe. Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on other economies—two worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Bank (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in an effort to support the economy and financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it soon lowered twice in response to weakness in the southern European economies. A third cut in July 2012 put the ECB’s key rate at a historic low of 0.75%. In September, the ECB announced that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout.

Letter to shareholders (unaudited)	Wells Fargo Advantage Global Opportunities Fund	3

Foreign stocks posted only moderate gains in an eventful period.

Aggressive central bank actions helped support asset prices in both developed and emerging economies, even as the European economic picture remained unclear. Southern European countries such as Greece, Italy, and Spain continued to grapple with high debt levels, government austerity programs aimed at paying down the debt, and slower economic growth. Since southern European countries are a source of demand for exporters, even stronger, export-driven economies such as Germany were affected by southern Europe’s weakness. By contrast, the U.S. generally reported stronger gross domestic product growth numbers over the reporting period, with a continued high unemployment rate the main negative piece of U.S. economic data.

Within emerging markets, weaker markets included India, which declined sharply in late 2011 on concerns about a combination of slower growth and higher inflation. Proposed economic reforms and a recovery in the value of the rupee allowed the Indian stock market to bounce back in 2012, but the market still ended the 12-month period with a loss. Slowing industrial production in China, which relies upon Europe as a major export market, caused weakness in commodity exporter Brazil, which relies upon China as an export market. China’s stock market, however, performed broadly in line with other Asian markets, in part because the country offers the prospect of continued growth via domestic consumption.

International stocks as measured by the MSCI EAFE Index (Net)1 returned 4.61% for the 12-month period, and emerging markets stocks as measured by the MSCI Emerging Markets Index (Net)2 returned 2.63%. U.S. large-cap stocks as measured by the S&P 500 Index3 gained 15.21% for the 12-month period.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Aggressive central bank actions helped support asset prices in both developed and emerging economies, even as the European economic picture remained unclear.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Global Opportunities Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Global Opportunities Fund	5

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Global Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Oleg Makhorine

James M. Tringas, CFA

Average annual total returns1 (%) as of October 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKGAX)	3-16-88	3.91	(3.61)	11.07	10.24	(2.46)	11.72	1.56	1.56
Class B (EKGBX)*	2-1-93	4.42	(3.55)	11.16	9.42	(3.19)	11.16	2.31	2.31
Class C (EKGCX)	2-1-93	8.41	(3.19)	10.91	9.41	(3.19)	10.91	2.31	2.31
Administrator Class (EKGYX)	1-13-97	–	–	–	10.44	(2.24)	12.00	1.40	1.40
Institutional Class (EKGIX)	7-30-10	–	–	–	10.70	(2.13)	12.06	1.13	1.13
S&P Developed SmallCap Index[4]	–	–	–	–	8.63	(1.56)	10.94	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to country concentration risk, regional risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Global Opportunities Fund	7

Growth of $10,000 investment[5] as of October 31, 2012

1.	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Global Opportunities Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.55% for Class A, 2.30% for Class B, 2.30% for Class C, 1.40% for Administrator Class, and 1.15% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The S&P Developed SmallCap Index is a float-adjusted market capitalization index designed to measure the equity market performance of small capitalization companies located in developed markets. The index is comprised of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the S&P Developed SmallCap Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Global Opportunities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the S&P Developed SmallCap Index, for the 12-month period that ended October 31, 2012, largely due to favorable stock selection.

■

The Fund’s outperformance was driven by stock selection in the industrials, materials, and consumer discretionary sectors. Favorable results in these sectors more than offset weakness in information technology, consumer staples, and telecommunication services.

■

Geographically, the Fund had overweight positions in the U.K. and Europe and underweight positions in the U.S. and Japan during the 12-month period. The Fund’s aggregate geographic allocations had a moderate effect on performance.

Ten largest equity holdings[6] (%) as of October 31, 2012
Ashtead Group plc	1.48
Bovis Homes Group plc	1.48
Franklin Electric Company Incorporated	1.46
Nutreco Holding NV	1.44
First Citizens Bancshares Incorporated Class A	1.41
Simpson Manufacturing Company Incorporated	1.38
Scor SE	1.38
Isuzu Motors Limited	1.32
Taylor Wimpey plc	1.28
Teleperformance SA	1.28

The 12-month period that ended October 31, 2012 proved to be rewarding for investors across global equity markets, with all major equity indexes ending in positive territory. Following a relatively strong performance by international markets in the first quarter of 2012, we took the opportunity to rebalance the portfolio by reducing our underweight position in the U.S. from a geographic perspective, we also reduced our underweight in Japan following its underperformance during the third quarter of 2012, adding several attractively valued positions such as FamilyMart Company Limited, Musashi Seimitsu Industry Company Limited, and Aeon Delight Company Limited. From a sector standpoint, we reduced overweight positions in energy and industrials on the back of strong relative performance while increasing our exposure to information technology and financials.

During the period, the portfolio benefited from strong stock selection within the industrials, materials, and consumer discretionary sectors. Outperformance within industrials was heavily influenced by our position in Ashtead Group plc. The U.K.-based industrial equipment rental provider continues to deliver solid results on the back of strong growth in the North American equipment rental market. U.S.-based Macquarie Infrastructure Company LLC and French-based call center operator Teleperformance SA also contributed meaningfully within the sector. Performance in the materials sector benefited from exposures to Royal Gold Incorporated (which we no longer hold), Quanex Building Products Corporation, and CGA Mining Limited. A slight underweight in the materials sector also aided relative results. Within consumer discretionary, our positions in U.K. homebuilders Taylor Wimpey plc and Persimmon plc contributed to relative performance. Both companies gained from a recovery in U.K. housing activity that was supported by government lending programs. Performance in the consumer discretionary sector was further supported by exposure to Geely Automobile Holdings Limited (which we no longer hold), Sollers OJSC, and Mohawk Industries Incorporated (which we no longer hold).

Information technology and telecommunication services were two of the sectors whose weakness partially offset otherwise strong relative outperformance during the 12-month period. Positions in SINA Corporation, Kingdee International Software Group Company Limited, both of which we no longer hold, and Vishay Intertechnology Incorporated led to underperformance within the technology sector. A holding in Bezeq The Israeli Telecommunication Corporation Limited, led to weakness within telecommunication services as the company came under pressure due to the threat of new entrants into the Israeli mobile market and regulatory risk for the fixed-line telecom business.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Global Opportunities Fund	9

Sector distribution[7] as of October 31, 2012

The prospects for equity markets have primarily been supported by attractive valuations and progress to resolve the European debt crisis. While Europe is currently in recession, most economic forecasts project marginal growth in the region during 2013. Resolution to the funding problems of Spain and Italy via the European Central Bank’s purchasing programs should help stabilize the periphery even as austerity measures continue to depress growth.

Within the U.S., the outcome of the so-called “fiscal cliff”—a combination of tax increases and spending cuts due to take effect in January 2013—is a risk factor that investors must contemplate as capital allocation decisions are made. With so much uncertainty and lack of clarity, it is difficult for investors to measure risk. We are reminded, however, that these times are often when the best opportunities exist, especially for the long-term investor. We are optimistic that the market will continue to climb this wall of worry, much as it has done over the past several months. We see stabilization in Europe, a new regime in China, an improvement in the U.S. housing market, and an emerging improvement in the industrials sector as evidence that stocks, which we believe continue to carry less attractive valuations, have ample room to move higher.

While the macroeconomic environment informs our thinking, our investment process is based upon evaluating individual companies to determine our estimates of intrinsic value. We then attempt to purchase stocks in those companies at what we believe are significant discounts to our estimated values. We believe that following our investment process is the best way to add value for shareholders over time.

Please see footnotes on page 7.

10	Wells Fargo Advantage Global Opportunities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-12	Ending account value 10-31-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,012.20	$7.84	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.86	1.55%
Class B
Actual	$1,000.00	$1,008.34	$11.56	2.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.62	$11.59	2.29%
Class C
Actual	$1,000.00	$1,008.30	$11.61	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.57	$11.64	2.30%
Administrator Class
Actual	$1,000.00	$1,013.03	$7.03	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.05	1.39%
Institutional Class
Actual	$1,000.00	$1,014.21	$5.72	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.74	1.13%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Global Opportunities Fund	11

Security name	Shares	Value

Common Stocks: 94.60%

Argentina: 0.57%
IRSA Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	204,529	$1,476,699

Australia: 1.43%
Atlas Iron Limited (Materials, Metals & Mining)	798,161	1,271,795
CGA Mining Limited (Materials, Metals & Mining) †	590,166	1,790,441
Tiger Resources Limited (Materials, Metals & Mining) †	2,095,240	674,239

		3,736,475

Austria: 0.48%
RHI AG (Materials, Construction Materials)	44,429	1,255,388

Belgium: 0.52%
Telenet Group Holding NV (Telecommunication Services, Diversified Telecommunication Services)	29,494	1,352,338

Canada: 4.40%
Alamos Gold Incorporated (Materials, Metals & Mining)	118,461	2,318,811
Aurizon Mines Limited (Materials, Metals & Mining) †	450,660	2,062,094
IAMGOLD Corporation (Materials, Metals & Mining)	51,497	802,838
Inmet Mining Corporation (Materials, Metals & Mining)	36,583	1,886,382
MBAC Fertilizer Corporation (Materials, Chemicals) †	357,964	1,146,918
Mercator Minerals Limited (Materials, Metals & Mining) †	910,435	451,229
Mercator Minerals Limited (Materials, Metals & Mining) †	120,000	59,474
Parex Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) †	288,016	1,294,810
Surge Energy Incorporated (Energy, Oil, Gas & Consumable Fuels) †	216,646	1,464,191

		11,486,747

China: 1.92%
51job Incorporated ADR (Industrials, Professional Services) «†	40,715	1,914,826
Hisoft Technology International Limited ADR (Information Technology, IT Services) †	90,154	936,700
Sinotrans Limited (Industrials, Air Freight & Logistics)	8,059,000	1,247,837
VanceInfo Technologies Incorporated (Information Technology, Software) «†	119,835	913,143

		5,012,506

Denmark: 0.76%
Jyske Bank (Financials, Commercial Banks) †	64,731	1,973,866

France: 5.15%
Alten (Information Technology, IT Services)	48,463	1,524,213
Atos Origin SA (Information Technology, IT Services)	39,052	2,622,479
Laurent Perrier Group (Consumer Staples, Beverages)	9,716	828,645
Mersen (Industrials, Electrical Equipment)	60,610	1,532,305
Scor SE (Financials, Insurance)	134,633	3,593,047
Teleperformance SA (Industrials, Professional Services)	110,740	3,348,685

		13,449,374

Germany: 2.51%
Amadeus Fire AG (Industrials, Professional Services)	37,784	1,753,259
GSW Immobilien AG (Financials, Real Estate Management & Development)	55,522	2,284,523

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Global Opportunities Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Germany (continued)
Hochtief AG (Industrials, Construction & Engineering)	32,160	$1,594,836
Kloeckner & Company SE (Industrials, Trading Companies & Distributors) †	101,322	917,723

		6,550,341

Hong Kong: 0.81%
China High Precision Automation Group (Industrials, Machinery) (a)(i)	3,447,000	551,516
Emperor Watch & Jewellery Limited (Consumer Discretionary, Specialty Retail)	7,590,000	724,718
Techtronic Industries Company Limited (Consumer Discretionary, Household Durables)	437,500	833,220

		2,109,454

Ireland: 0.43%
C&C Group plc (Consumer Staples, Beverages)	232,340	1,114,245

Israel: 0.52%
Bezeq The Israeli Telecommunication Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	1,118,590	1,364,088

Italy: 0.66%
Davide Campari Milano SpA (Consumer Staples, Beverages)	212,254	1,722,207

Japan: 6.96%
Aeon Delight Company Limited (Industrials, Commercial Services & Supplies)	94,000	1,933,459
Amada Company Limited (Industrials, Machinery)	133,000	674,746
Anritsu Corporation (Information Technology, Electronic Equipment, Instruments & Components)	61,000	765,652
FamilyMart Company Limited (Consumer Staples, Food & Staples Retailing)	27,200	1,318,602
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	653,000	3,451,910
Musashi Seimitsu Industry Company Limited (Consumer Discretionary, Auto Components)	88,700	1,855,556
ORIX JREIT Incorporated (Financials, REITs)	431	2,100,200
Shimanura Company Limited (Consumer Discretionary, Specialty Retail)	11,500	1,198,547
Sumitomo Heavy Industries Limited (Industrials, Machinery)	314,000	1,124,941
Tamron Company Limited (Consumer Discretionary, Leisure Equipment & Products)	23,237	630,773
TDK Corporation (Information Technology, Electronic Equipment, Instruments & Components) «	35,800	1,344,014
Toshiba Machine Company Limited (Industrials, Machinery)	281,263	1,219,053
Yusen Logistics Company Limited (Industrials, Air Freight & Logistics)	64,400	545,339

		18,162,792

Luxembourg: 1.31%
Acergy SA (Energy, Energy Equipment & Services)	73,079	1,603,526
Eurofins Scientific (Health Care, Life Sciences Tools & Services)	11,794	1,823,714

		3,427,240

Netherlands: 2.03%
Nutreco Holding NV (Consumer Staples, Food Products)	50,205	3,757,976
USG People NV (Industrials, Professional Services)	219,260	1,537,488

		5,295,464

Norway: 2.53%
Hoegh LNG Holdings Limited (Energy, Oil, Gas & Consumable Fuels) «†	256,797	1,891,757
Ocean Rig UDW Incorporated (Energy, Energy Equipment & Services) †	86,406	1,371,263

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Global Opportunities Fund	13

Security name	Shares	Value

Norway (continued)
SpareBank 1 SR Bank ASA (Financials, Commercial Banks)	259,924	$1,677,723
TGS Nopec Geophysical Company ASA (Energy, Energy Equipment & Services)	48,788	1,660,125

		6,600,868

Russia: 0.86%
Sollers OJSC (Consumer Discretionary, Automobiles) †(a)	102,074	2,248,292

South Korea: 0.23%
BS Financial Group Incorporated (Financials, Commercial Banks)	52,370	593,040

Sweden: 0.44%
Meda AB Class A (Health Care, Pharmaceuticals)	113,409	1,160,096

Switzerland: 2.98%
ARYZTA AG (Consumer Staples, Food Products)	32,205	1,608,002
Barry Callebaut AG (Consumer Staples, Food Products)	2,905	2,773,054
Dufry Group (Consumer Discretionary, Specialty Retail) †	12,452	1,580,400
Lonza Group AG (Health Care, Life Sciences Tools & Services)	36,032	1,826,555

		7,788,011

Taiwan: 0.59%
Catcher Technology Company Limited (Information Technology, Computers & Peripherals)	354,000	1,538,999

United Kingdom: 14.92%
Aberdeen Asset Management plc (Financials, Capital Markets)	339,744	1,779,109
Ashtead Group plc (Industrials, Trading Companies & Distributors)	641,574	3,861,816
Babcock International Group plc (Industrials, Commercial Services & Supplies)	145,985	2,304,003
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	466,784	3,860,520
Britvic plc (Consumer Staples, Beverages)	372,162	2,157,269
Capita Group plc (Industrials, Professional Services)	156,342	1,824,106
Catlin Group Limited (Financials, Insurance)	410,477	3,121,261
Enquest plc (Energy, Oil, Gas & Consumable Fuels) †	467,381	874,159
Hays plc (Industrials, Professional Services)	1,447,365	1,903,582
Hiscox Limited (Financials, Insurance)	406,454	3,151,015
Lancashire Holdings Limited (Financials, Insurance)	47,127	656,321
Mitie Group plc (Industrials, Commercial Services & Supplies)	585,817	2,756,675
Perform Group plc (Consumer Discretionary, Media) †	138,778	898,051
Persimmon plc (Consumer Discretionary, Household Durables)	77,330	992,090
Savills plc (Financials, Real Estate Management & Development)	386,750	2,527,052
SIG plc (Industrials, Trading Companies & Distributors)	765,100	1,292,709
Taylor Wimpey plc (Consumer Discretionary, Household Durables)	3,400,998	3,353,387
Travis Perkins plc (Industrials, Trading Companies & Distributors)	93,602	1,631,342

		38,944,467

United States: 41.59%
A. Schulman Incorporated (Materials, Chemicals)	110,011	2,822,882
ACCO Brands Corporation (Industrials, Commercial Services & Supplies) «†	266,600	1,930,184
ACI Worldwide Incorporated (Information Technology, Software) †	83,700	3,272,670
Align Technology Incorporated (Health Care, Health Care Equipment & Supplies) «†	44,500	1,182,810
Allete Incorporated (Utilities, Electric Utilities)	78,300	3,258,846

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Global Opportunities Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

United States (continued)
ATMI Incorporated (Information Technology, Semiconductors & Semiconductor Equipment) «†	154,800	$3,057,300
Bio-Rad Laboratories Incorporated (Health Care, Life Sciences Tools & Services) †	26,200	2,655,370
Blyth Incorporated (Consumer Discretionary, Household Durables)	46,953	1,072,407
Brady Corporation Class A (Industrials, Electrical Equipment) «	30,400	935,104
Broadridge Financial Solutions Incorporated (Information Technology, IT Services)	84,636	1,942,396
Brown & Brown Incorporated (Financials, Insurance)	109,600	2,800,280
Comstock Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) «†	156,280	2,675,514
Covance Incorporated (Health Care, Life Sciences Tools & Services) «†	42,000	2,045,820
Douglas Dynamics Incorporated (Industrials, Machinery) «	135,900	2,064,321
EMCOR Group Incorporated (Industrials, Construction & Engineering)	69,500	2,235,120
Endurance Specialty Holdings Limited (Financials, Insurance)	64,100	2,599,255
First Citizens Bancshares Incorporated Class A (Financials, Commercial Banks)	21,864	3,689,550
First Niagara Financial Group Incorporated (Financials, Commercial Banks) «	337,400	2,793,672
Forward Air Corporation (Industrials, Air Freight & Logistics)	10,900	363,733
Franklin Electric Company Incorporated (Industrials, Electrical Equipment) «	65,681	3,805,557
Gardner Denver Incorporated (Industrials, Machinery)	16,800	1,164,744
Global Payments Incorporated (Information Technology, IT Services)	71,900	3,073,725
Guess Incorporated (Consumer Discretionary, Specialty Retail) «	47,500	1,177,050
Haemonetics Corporation (Health Care, Health Care Equipment & Supplies) «†	40,800	3,333,360
Heidrick & Struggles International Incorporated (Industrials, Professional Services)	83,887	993,222
IAC/InterActiveCorp (Information Technology, Internet Software & Services)	49,200	2,378,820
Imation Corporation (Information Technology, Computers & Peripherals) †	435,064	1,988,242
JDA Software Group Incorporated (Information Technology, Software) †	69,500	2,650,730
Kadant Incorporated (Industrials, Machinery) †	96,553	2,345,272
Lattice Semiconductor Corporation (Information Technology, Semiconductors & Semiconductor Equipment) †	480,400	1,863,952
Lear Corporation (Consumer Discretionary, Auto Components)	58,600	2,496,360
Macquarie Infrastructure Company LLC (Industrials, Transportation Infrastructure)	58,367	2,433,320
Maidenform Brands Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	162,800	3,045,988
Matthews International Corporation (Consumer Discretionary, Diversified Consumer Services)	25,909	745,402
Mueller Industries Incorporated (Industrials, Machinery)	48,600	2,128,680
Patterson Companies Incorporated (Health Care, Health Care Providers & Services)	72,200	2,411,480
Quanex Building Products Corporation (Industrials, Building Products) «	122,126	2,414,431
Regal-Beloit Corporation (Industrials, Electrical Equipment) «	36,800	2,398,624
Silgan Holdings Incorporated (Materials, Containers & Packaging)	65,600	2,841,136
Simpson Manufacturing Company Incorporated (Industrials, Building Products) «	118,600	3,612,556
Steel Excel Incorporated (Energy, Energy Equipment & Services) †	62,000	1,519,000
Stone Energy Corporation (Energy, Oil, Gas & Consumable Fuels) †	85,564	2,018,455
TreeHouse Foods Incorporated (Consumer Staples, Food Products) †	59,300	3,175,515
Tupperware Corporation (Consumer Discretionary, Household Durables)	54,229	3,204,934
Validus Holdings Limited (Financials, Insurance) «	75,839	2,715,036
Vishay Intertechnology Incorporated (Information Technology, Electronic Equipment, Instruments & Components) «†	388,690	3,218,357

		108,551,182

Total Common Stocks (Cost $228,690,647)		246,914,179

Investment Companies: 0.56%
iShares Russell 2000 Index ETF «	17,969	1,459,802

Total Investment Companies (Cost $1,478,922)		1,459,802

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Global Opportunities Fund	15

Security name	Yield	Shares	Value

Short-Term Investments: 11.96%

Investment Companies: 11.96%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class(l)(u)	0.17%	11,772,836	$11,772,836
Wells Fargo Securities Lending Cash Investments, LLC(l)(u)(r)(v)	0.22	19,435,353	19,435,353

Total Short-Term Investments (Cost $31,208,189)			31,208,189

Total investments in securities
(Cost $261,377,758) *	107.12%	279,582,170
Other assets and liabilities, net	(7.12)	(18,592,489)

Total net assets	100.00%	$260,989,681

†	Non-income-earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $262,829,352 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$36,404,197
Gross unrealized depreciation	(19,651,379)

Net unrealized appreciation	$16,752,818

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Global Opportunities Fund	Statement of assets and liabilities—October 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$248,373,981
In affiliated securities, at value (see cost below)	31,208,189

Total investments, at value (see cost below)	279,582,170
Foreign currency, at value (see cost below)	1,946,898
Receivable for investments sold	1,388,260
Receivable for Fund shares sold	150,956
Receivable for dividends	388,839
Receivable for securities lending income	1,750
Prepaid expenses and other assets	34,259

Total assets	283,493,132

Liabilities
Payable for investments purchased	1,281,243
Payable for Fund shares redeemed	1,342,534
Payable upon receipt of securities loaned	19,435,353
Advisory fee payable	204,828
Distribution fees payable	39,512
Due to other related parties	65,509
Accrued expenses and other liabilities	134,472

Total liabilities	22,503,451

Total net assets	$260,989,681

NET ASSETS CONSIST OF
Paid-in capital	$269,357,144
Undistributed net investment income	1,445,025
Accumulated net realized losses on investments	(28,046,686)
Net unrealized gains on investments	18,234,198

Total net assets	$260,989,681

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$156,433,040
Shares outstanding – Class A	4,715,453
Net asset value per share – Class A	$33.17
Maximum offering price per share – Class A2	$35.19
Net assets – Class B	$21,180,984
Shares outstanding – Class B	796,730
Net asset value per share – Class B	$26.58
Net assets – Class C	$37,752,688
Shares outstanding – Class C	1,412,516
Net asset value per share – Class C	$26.73
Net assets – Administrator Class	$44,359,876
Shares outstanding – Administrator Class	1,296,740
Net asset value per share – Administrator Class	$34.21
Net assets – Institutional Class	$1,263,093
Shares outstanding – Institutional Class	36,879
Net asset value per share – Institutional Class	34.25

Investments in unaffiliated securities, at cost	$230,169,569

Investments in affiliated securities, at cost	$31,208,189

Total investments, at cost	$261,377,758

Securities on loan, at value	$18,815,326

Foreign currency, at cost	$1,911,095

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2012	Wells Fargo Advantage Global Opportunities Fund	17

Investment income
Dividends*	$5,803,727
Securities lending income, net	173,883
Income from affiliated securities	15,441

Total investment income	5,993,051

Expenses
Advisory fee	2,463,510
Administration fees
Fund level	136,862
Class A	421,091
Class B	60,254
Class C	105,593
Administrator Class	46,444
Institutional Class	1,227
Shareholder servicing fees
Class A	404,897
Class B	57,476
Class C	101,531
Administrator Class	111,615
Distribution fees
Class B	173,809
Class C	304,594
Custody and accounting fees	53,688
Professional fees	40,535
Registration fees	85,870
Shareholder report expenses	42,295
Trustees’ fees and expenses	12,062
Other fees and expenses	13,165

Total expenses	4,636,518
Less: Fee waivers and/or expense reimbursements	(17,112)

Net expenses	4,619,406

Net investment income	1,373,645

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	17,711,879
Forward foreign currency contract transactions	(230)

Net realized gains on investments	17,711,649

Net change in unrealized gains (losses) on:
Unaffiliated securities	6,377,290
Forward foreign currency contract transactions	164,994

Net change in unrealized gains (losses) on investments	6,542,284

Net realized and unrealized gains (losses) on investments	24,253,933

Net increase in net assets resulting from operations	$25,627,578

* Net of foreign dividend withholding taxes of	$301,705

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Global Opportunities Fund	Statement of changes in net assets

	Year ended October 31, 2012		Year ended October 31, 2011

Operations
Net investment income		$1,373,645		$686,164
Net realized gains on investments		17,711,649		39,808,272
Net change in unrealized gains (losses) on investments		6,542,284		(58,713,856)

Net increase (decrease) in net assets resulting from operations		25,627,578		(18,219,420)

Distributions to shareholders from
Net investment income
Class A		(223,301)		0
Administrator Class		(175,333)		(68,005)
Institutional Class		(10,282)		(26)

Total distributions to shareholders		(408,916)		(68,031)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	492,552	15,375,650	1,375,395	47,370,715
Class B	4,694	114,095	26,624	748,906
Class C	60,733	1,514,184	252,057	7,135,138
Administrator Class	311,447	10,080,434	878,550	30,834,391
Institutional Class	38,056	1,255,099	54,746	1,972,439

		28,339,462		88,061,589

Reinvestment of distributions
Class A	7,231	198,310	0	0
Administrator Class	5,762	162,732	1,774	62,456
Institutional Class	364	10,282	1	26

		371,324		62,482

Payment for shares redeemed
Class A	(1,588,957)	(49,363,172)	(2,237,821)	(74,815,502)
Class B	(302,659)	(7,546,513)	(388,603)	(10,609,456)
Class C	(495,923)	(12,471,336)	(433,868)	(11,865,654)
Administrator Class	(623,430)	(20,063,577)	(677,735)	(23,736,764)
Institutional Class	(49,205)	(1,511,205)	(7,435)	(257,087)

		(90,955,803)		(121,284,463)

Net decrease in net assets resulting from capital share transactions		(62,245,017)		(33,160,392)

Total decrease in net assets		(37,026,355)		(51,447,843)

Net assets
Beginning of period		298,016,036		349,463,879

End of period		$260,989,681		$298,016,036

Undistributed net investment income		$1,445,025		$572,657

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Global Opportunities Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$30.14	$31.91	$24.96	$21.20	$40.22
Net investment income	0.20 [2]	0.12 [2]	0.07 [2]	0.10 [2]	0.04 [2]
Net realized and unrealized gains (losses) on investments	2.87	(1.89)	6.99	3.74	(16.97)

Total from investment operations	3.07	(1.77)	7.06	3.84	(16.93)
Distributions to shareholders from
Net investment income	(0.04)	0.00	(0.11)	(0.08)	0.00
Net realized gains	0.00	0.00	0.00	0.00	(2.09)

Total distributions to shareholders	(0.04)	0.00	(0.11)	(0.08)	(2.09)
Net asset value, end of period	$33.17	$30.14	$31.91	$24.96	$21.20
Total return[3]	10.24%	(5.55)%	28.41%	18.22%	(44.14)%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.55%	1.66%	1.72%	1.54%
Net expenses	1.54%	1.53%	1.63%	1.72%	1.52%
Net investment income	0.65%	0.34%	0.25%	0.45%	0.13%
Supplemental data
Portfolio turnover rate	85%	76%	104%	170%	161%
Net assets, end of period (000s omitted)	$156,433	$174,937	$212,729	$197,721	$214,883

1.	After the close of business on July 16 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Global Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$24.30	$25.92	$20.33	$17.34	$33.54
Net investment loss	(0.03)[2]	(0.12)[2]	(0.11)[2]	(0.05)[2]	(0.16)[2]
Net realized and unrealized gains (losses) on investments	2.31	(1.50)	5.70	3.04	(13.95)

Total from investment operations	2.28	(1.62)	5.59	2.99	(14.11)
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	0.00	(2.09)
Net asset value, end of period	$26.58	$24.30	$25.92	$20.33	$17.34
Total return[3]	9.42%	(6.25)%	27.43%	17.30%	(44.54)%
Ratios to average net assets (annualized)
Gross expenses	2.30%	2.30%	2.41%	2.47%	2.27%
Net expenses	2.29%	2.28%	2.38%	2.47%	2.27%
Net investment loss	(0.10)%	(0.43)%	(0.49)%	(0.30)%	(0.62)%
Supplemental data
Portfolio turnover rate	85%	76%	104%	170%	161%
Net assets, end of period (000s omitted)	$21,181	$26,598	$37,752	$34,934	$39,980

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Global Opportunities Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$24.43	$26.05	$20.44	$17.44	$33.72
Net investment loss	(0.03)[2]	(0.11)[2]	(0.11)[2]	(0.05)[2]	(0.16)[2]
Net realized and unrealized gains (losses) on investments	2.33	(1.51)	5.72	3.05	(14.03)

Total from investment operations	2.30	(1.62)	5.61	3.00	(14.19)
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	0.00	(2.09)
Net asset value, end of period	$26.73	$24.43	$26.05	$20.44	$17.44
Total return[3]	9.41%	(6.25)%	27.43%	17.33%	(44.56)%
Ratios to average net assets (annualized)
Gross expenses	2.30%	2.30%	2.41%	2.47%	2.27%
Net expenses	2.29%	2.28%	2.38%	2.47%	2.27%
Net investment loss	(0.11)%	(0.41)%	(0.50)%	(0.30)%	(0.61)%
Supplemental data
Portfolio turnover rate	85%	76%	104%	170%	161%
Net assets, end of period (000s omitted)	$37,753	$45,135	$52,866	$50,218	$59,382

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Global Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$31.10	$32.92	$25.73	$21.91	$41.42
Net investment income	0.26 [2]	0.15	0.14 [2]	0.16	0.15 [2]
Net realized and unrealized gains (losses) on investments	2.96	(1.93)	7.23	3.85	(17.57)

Total from investment operations	3.22	(1.78)	7.37	4.01	(17.42)
Distributions to shareholders from
Net investment income	(0.11)	(0.04)	(0.18)	(0.19)	0.00
Net realized gains	0.00	0.00	0.00	0.00	(2.09)

Total distributions to shareholders	(0.11)	(0.04)	(0.18)	(0.19)	(2.09)
Net asset value, end of period	$34.21	$31.10	$32.92	$25.73	$21.91
Total return	10.44%	(5.39)%	28.77%	18.45%	(43.98)%
Ratios to average net assets (annualized)
Gross expenses	1.38%	1.37%	1.43%	1.47%	1.28%
Net expenses	1.38%	1.36%	1.40%	1.47%	1.28%
Net investment income	0.81%	0.53%	0.49%	0.69%	0.46%
Supplemental data
Portfolio turnover rate	85%	76%	104%	170%	161%
Net assets, end of period (000s omitted)	$44,360	$49,860	$46,106	$38,977	$36,027

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Global Opportunities Fund	23

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$31.18	$32.94	$28.37
Net investment income	0.36 [2]	0.25	0.04 [2]
Net realized and unrealized gains (losses) on investments	2.93	(1.94)	4.53

Total from investment operations	3.29	(1.69)	4.57
Distributions to shareholders from
Net investment income	(0.22)	(0.07)	0.00
Net asset value, end of period	$34.25	$31.18	$32.94
Total return[3]	10.70%	(5.15)%	16.11%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.08%	1.22%
Net expenses	1.12%	1.08%	1.15%
Net investment income	1.13%	1.18%	0.53%
Supplemental data
Portfolio turnover rate	85%	76%	104%
Net assets, end of period (000s omitted)	$1,263	$1,486	$12

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Global Opportunities Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Global Opportunities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2012, fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Global Opportunities Fund	25

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

26	Wells Fargo Advantage Global Opportunities Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.The primary permanent differences causing such reclassifications are due to foreign currency transactions and passive foreign investment companies. At October 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(92,361)	$92,361

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of October 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $26,594,713 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

Notes to financial statements	Wells Fargo Advantage Global Opportunities Fund	27

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in Securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$244,114,371	$2,248,292	$551,516	$246,914,179
Investment companies	1,459,802	0	0	1,459,802

Short-term investments
Investment companies	11,772,836	19,435,353	0	31,208,189
	$257,347,009	$21,683,645	$551,516	$279,582,170

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2012, the Fund did not have any significant transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.90% and declining to 0.80% as the average daily net assets of the Fund increase. For the year ended October 31, 2012, the advisory fee was equivalent to an annual rate of 0.90% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

28	Wells Fargo Advantage Global Opportunities Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.55% for Class A, 2.30% for Class B, 2.30% for Class C, 1.40% for Administrator Class, and 1.15% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2012, Wells Fargo Funds Distributor, LLC received $6,116 from the sale of Class A shares and $21, $23,207 and $627 in contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2012 were $223,072,753 and $290,489,884, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2012, the Fund entered into forward foreign currency exchange contracts for economic hedging purposes.

As of October 31, 2012, the Fund did not have any open forward foreign currency contracts but had average contract amounts of $2,026,033 and $2,315,768 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2012.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2012, the Fund paid $628 in commitment fees.

For the year ended October 31, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $408,916 and $68,031 of ordinary income for the years ended October 31, 2012 and October 31, 2011, respectively.

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$1,455,778	$16,782,604	$(26,594,713)

Notes to financial statements	Wells Fargo Advantage Global Opportunities Fund	29

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

10. SUBSEQUENT DISTRIBUTIONS

On December 13, 2012, the Fund declared distributions from net investment income to shareholders of record on December 12, 2012. The per share amounts payable on December 14, 2012 were as follows:

Net investment income
Class A	$0.22900
Class B	0.00000
Class C	0.00000
Administrator Class	0.29328
Institutional	0.38386
These distributions are not reflected in the accompanying financial statements.

30	Wells Fargo Advantage Global Opportunities Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Global Opportunities Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Global Opportunities Fund as of October 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2012

Other information (unaudited)	Wells Fargo Advantage Global Opportunities Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 99.99% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $408,916 of income dividends paid during the fiscal year ended October 31, 2012 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2012. Additional details will be available in the semiannual report.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Global Opportunities Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Global Opportunities Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 77 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Global Opportunities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

213207 12-12 A239/AR239 10-12

Wells Fargo Advantage International Equity Fund

Annual Report

October 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM) .
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $210 billion in assets under management, as of October 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Income Plus Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
High Yield Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage International Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on other economies—two worries that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage International Equity Fund for the 12-month period that ended October 31, 2012. Much of the period was marked by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Developed market international stocks outperformed emerging markets stocks, but both noticeably underperformed U.S. large-cap stocks as the U.S. economy showed relative strength.

Macroeconomic optimism faded as debt worries resurfaced.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis. Investors also worried that an economic slowdown in Europe would dampen economic growth in emerging economies, many of which rely upon Europe as an export market and as a source of funding.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to the ongoing problems in southern Europe. Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on other economies—two worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Bank (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in an effort to support the economy and financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it soon lowered twice in response to weakness in the southern European economies. A third cut in July 2012 put the ECB’s key rate at a historic low of 0.75%. In September, the ECB announced that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout.

Letter to shareholders (unaudited)	Wells Fargo Advantage International Equity Fund	3

Foreign stocks posted only moderate gains in an eventful period.

Aggressive central bank actions helped support asset prices in both developed and emerging economies, even as the European economic picture remained unclear. Southern European countries such as Greece, Italy, and Spain continued to grapple with high debt levels, government austerity programs aimed at paying down the debt, and slower economic growth. Since southern European countries are a source of demand for exporters, even stronger, export-driven economies such as Germany were affected by southern Europe’s weakness. By contrast, the U.S. generally reported stronger gross domestic product growth numbers over the reporting period, with a continued high unemployment rate the main negative piece of U.S. economic data.

Within emerging markets, weaker markets included India, which declined sharply in late 2011 on concerns about a combination of slower growth and higher inflation. Proposed economic reforms and a recovery in the value of the rupee allowed the Indian stock market to bounce back in 2012, but the market still ended the 12-month period with a loss. Slowing industrial production in China, which relies upon Europe as a major export market, caused weakness in commodity exporter Brazil, which relies upon China as an export market. China’s stock market, however, performed broadly in line with other Asian markets, in part because the country offers the prospect of continued growth via domestic consumption.

International stocks as measured by the MSCI EAFE Free Index (Net)1 returned 4.61% for the 12-month period, and emerging markets stocks as measured by the MSCI Emerging Markets Index (Net)2 returned 2.63%. U.S. large-cap stocks as measured by the S&P 500 Index3 gained 15.21% for the 12-month period.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Aggressive central bank actions helped support asset prices in both developed and emerging economies, even as the European economic picture remained unclear.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East Free MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage International Equity Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage International Equity Fund	5

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage International Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Jeffrey Everett, CFA

Dale Winner, CFA

Average annual total returns1 (%) as of October 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFEAX)	1-20-98	(4.03)	(8.59)	5.53	1.83	(7.49)	6.16	1.47	1.10
Class B (WFEBX)*	9-6-79	(4.00)	(8.51)	5.61	0.99	(8.19)	5.61	2.22	1.85
Class C (WFEFX)	3-6-98	0.08	(8.18)	5.38	1.08	(8.18)	5.38	2.22	1.85
Class R (WFERX)	10-10-03	–	–	–	1.58	(7.73)	5.90	1.72	1.35
Administrator Class (WFEDX)	7-16-10	–	–	–	1.88	(7.37)	6.39	1.31	1.10
Institutional Class (WFENX)	3-9-98	–	–	–	2.05	(7.27)	6.45	1.04	0.85
MSCI ACWI Index Ex USA (Net)[4]**	–	–	–	–	3.98	(5.08)	9.31	–	–
MSCI EAFE Free Index (Net)[5]**	–	–	–	–	4.61	(5.81)	7.73	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
**	The Fund has changed its benchmark from the MSCI EAFE Free Index (Net) to the MSCI ACWI Index Ex USA (Net) because the Fund’s adviser believes that the MSCI ACWI Index Ex USA (Net) is a more appropriate index in light of the Fund’s increased ability to invest in emerging markets.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage International Equity Fund	7

Growth of $10,000 investment[6] as of October 31, 2012

1.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for Class R shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Equity Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.09% for Class A, 1.84% for Class B, 1.84% for Class C, 1.34% for Class R, 1.09% for Administrator Class, and 0.84% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International All Country World Index Ex USA (Net) (MSCI ACWI Index Ex USA (Net)) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

5.	The Morgan Stanley Capital International Europe, Australasia, and Far East Free (MSCI EAFE Free) Index (Net) is an unmanaged group of securities widely regarded by investors to be representative of the stock markets of Europe, Australasia, and the Far East. MSCI Free Indexes are constructed to reflect investment opportunities for global investors to account for local market restrictions on stock ownership by international investors. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the MSCI ACWI Index Ex USA (Net) and MSCI EAFE Free Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage International Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the MSCI ACWI Index Ex USA (Net), over the 12-month period that ended October 31, 2012.

■	Geographically, an overweight to and stock selection within Japan was the most significant detractor. Positions in the U.K. and Italy aided the Fund’s results relative to the benchmark.

■	Overall stock selection detracted, especially in the information technology, industrials, and financials sectors.

The 12-month reporting period will be remembered as a long year for international equity investors, as both fixed-income investors and domestically focused U.S. stock investors benefited from rising markets. However, Japan, most European markets, and larger emerging markets such as India and Brazil failed to keep pace. We saw notably high correlations among markets, particularly in the late spring and early summer of 2012. We are bottom-up investors and found it challenging to invest in an environment in which stock markets would rise or fall based not upon companies’ earnings but upon news headlines or rumors. However, such an environment also presented some interesting and compelling opportunities for the Fund because many markets ultimately travelled their own paths as fundamentals varied greatly and geopolitics continued to affect investors in disparate ways.

Ten largest equity holdings[7] (%) as of October 31, 2012
China Mobile Limited	2.61
Novartis AG	2.50
Nitto Denko Corporation	2.48
Siemens AG	2.47
Capita plc	2.40
Reckitt Benckiser Group plc	2.39
E.ON AG	2.29
China Everbright Limited	2.28
Wolseley plc	2.21
Canon Incorporated	2.20

A combination of an overweight to Japan and stock selection within that market was a significant detractor for the reporting period. The country’s stock market underperformed in part because of sluggish performance from its once-dominant consumer technology companies and in part because a territorial dispute with China led many Chinese consumers to avoid purchasing Japanese goods. Change happens extremely slowly in many corners of Japan, but we believe that change is occurring under the surface, leading to some interesting opportunities for investors. We find it curious that few seem to appreciate the changes taking place at many corporations across Japan. Many Japanese companies trade at low valuations and continue to show profitability and financial strength despite a ridiculously expensive currency regime. We believe that the Japan of tomorrow will be led by companies that understand globalization issues well and continue to transform themselves in order to compete successfully at the highest level of global commerce. We continued to build our overweight to Japan throughout the reporting period.

The Fund benefited from positions in the U.K. and Italy. The Fund maintained its overweight position in European stocks throughout a difficult summer of 2012, after the nationalization of Spain’s fourth-largest bank led to a sell-off in other Southern European markets such as Italy. The European Union Summit in mid-summer helped put markets back on track, and Spanish and Italian bond yields began to decline rather quickly. We benefited from the corresponding rebound in Italian stocks. The U.K. market outperformed in part because the country’s economy held up relatively well in a volatile environment.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage International Equity Fund	9

Sector distribution[8] as of October 31, 2012

On a sector basis, our information technology holdings—many of them in Japan—detracted from relative results. Financials and industrials holdings also detracted from relative results. Among contributors, minimal exposure to utilities aided relative results, as the sector underperformed the overall index. The Fund also benefited from stock selection within the sector. Relatively strong performance within the volatile metals and mining industry was a major contributor within the materials sector. The Fund also benefited from a significant underweight in the materials sector.

Challenges remain, but we see signs of improvement.

In the past few months, we believe that policymakers have made progress in reducing tail risk—or the risk of large negative events—in major international markets and regions. If we are correct in our assessment, then investors should expect lower correlations among stocks, more opportunity for independent research to add value, and most of all, a different investment environment than the one that has prevailed in a largely risk-on, risk-off scenario for the past several years. To take just one example, we believe that financial reform in China has been well telegraphed, with leaders and regulators making many stops to promote the broadening of financial markets in China. Chief among these leaders is Guo Shuqing, the new head of the China Securities Regulatory Commission. Even as we wait for fundamental improvements in China and other international markets, we continue to follow our research process in order to identify the most compelling individual stock opportunities that we can find. In our view, following our investment process is the best way to navigate the markets as we seek to grow our investors’ capital over time.

Please see footnotes on page 7.

10	Wells Fargo Advantage International Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-12	Ending account value 10-31-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$989.87	$5.45	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.53	1.09%
Class B
Actual	$1,000.00	$986.46	$9.19	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.32	1.84%
Class C
Actual	$1,000.00	$986.61	$9.19	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.32	1.84%
Class R
Actual	$1,000.00	$988.84	$6.70	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.80	1.34%
Administrator Class
Actual	$1,000.00	$990.73	$5.45	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.53	1.09%
Institutional Class
Actual	$1,000.00	$990.86	$4.20	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.27	0.84%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—October 31, 2012	Wells Fargo Advantage International Equity Fund	11

Security name		Shares	Value

Common Stocks: 98.18%	.

Argentina: 0.08%
IRSA Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)		30,223	$218,210

Australia: 1.65%
BHP Billiton Limited (Materials, Metals & Mining)		131,637	4,680,117

Brazil: 1.00%
Cosan Limited Class A (Consumer Staples, Food Products)		172,177	2,825,425

Canada: 4.84%
Barrick Gold Corporation (Materials, Metals & Mining)		89,415	3,615,992
Cenovus Energy Incorporated (Energy, Oil, Gas & Consumable Fuels) «		110,482	3,901,119
Suncor Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)		53,023	1,779,555
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) †«		78,968	4,416,680

			13,713,346

China: 0.88%
Industrial & Commercial Bank of China Class H (Financials, Commercial Banks)		3,755,000	2,485,552

Finland: 1.65%
Metso Oyj (Industrials, Machinery)		132,818	4,660,154

France: 1.90%
Total SA (Energy, Oil, Gas & Consumable Fuels)		106,777	5,372,647

Germany: 10.31%
Allianz AG (Financials, Insurance)		27,850	3,453,112
Bayer AG (Health Care, Pharmaceuticals)		50,185	4,370,525
E.ON AG (Utilities, Multi-Utilities)		286,031	6,499,053
Metro AG (Consumer Staples, Food & Staples Retailing)		210,672	6,068,812
SAP AG (Information Technology, Software)		24,900	1,813,806
Siemens AG (Industrials, Industrial Conglomerates)		69,689	7,003,983

			29,209,291

Hong Kong: 8.37%
China Everbright Limited (Financials, Capital Markets)		4,430,000	6,447,752
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)		666,000	7,386,107
Hengdeli Holdings Limited (Consumer Discretionary, Specialty Retail)		16,813,522	5,293,513
Jardine Matheson Holdings Limited (Industrials, Industrial Conglomerates)		74,400	4,583,040

			23,710,412

Italy: 3.87%
ENI SpA (Energy, Oil, Gas & Consumable Fuels)		226,794	5,206,012
Intesa Sanpaolo SpA (Financials, Commercial Banks)		3,581,149	5,751,071

			10,957,083

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage International Equity Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Japan: 17.83%
Asahi Glass Company Limited (Industrials, Building Products)	653,000	$4,433,496
Canon Incorporated (Information Technology, Office Electronics)	193,200	6,239,128
Capcom Company Limited (Information Technology, Software)	262,500	5,001,409
FamilyMart Company Limited (Consumer Staples, Food & Staples Retailing)	93,000	4,508,455
Itochu Corporation (Industrials, Trading Companies & Distributors)	481,400	4,818,221
Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	1,126,700	5,095,061
Mitsui OSK Lines Limited (Industrials, Marine)	1,857,000	4,443,029
Nitto Denko Corporation (Materials, Chemicals)	154,788	7,019,073
Toyota Motor Corporation (Consumer Discretionary, Automobiles) «	136,600	5,244,632
USS Company Limited (Consumer Discretionary, Specialty Retail)	35,090	3,687,901

		50,490,405

Netherlands: 1.94%
Akzo Nobel NV (Materials, Chemicals) «	101,280	5,509,570

Norway: 3.46%
Marine Harvest ASA (Consumer Staples, Food Products) †	5,385,299	4,231,691
Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	225,577	5,574,834

		9,806,525

Philippines: 1.28%
Philippine Long Distance Telephone Company (Telecommunication Services, Wireless Telecommunication Services)	56,470	3,632,613

Russia: 1.07%
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	83,107	1,424,454
Sberbank of Russia (Financials, Commercial Banks)	553,101	1,620,586

		3,045,040

Singapore: 2.19%
DBS Group Holdings Limited (Financials, Commercial Banks)	545,000	6,210,444

South Korea: 4.32%
Hana Financial Group Incorporated (Financials, Commercial Banks)	66,610	1,939,178
Samsung Electronics Company Limited GDR (Information Technology, Semiconductors & Semiconductor Equipment)144A	8,708	5,250,924
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	35,780	5,035,971

		12,226,073

Sweden: 2.00%
Hennes & Mauritz AB Class B (Consumer Discretionary, Specialty Retail)	83,703	2,833,048
Volvo AB Class B (Industrials, Machinery)	211,318	2,843,422

		5,676,470

Switzerland: 8.96%
ABB Limited (Industrials, Electrical Equipment)	279,250	5,031,478
Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	49,718	3,224,490
Novartis AG (Health Care, Pharmaceuticals)	117,597	7,077,539
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	12,011	4,970,514
Zurich Financial Services AG (Financials, Insurance)	20,566	5,068,074

		25,372,095

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage International Equity Fund	13

Security name		Shares	Value

Taiwan: 1.11%
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)		198,443	$3,155,244

United Kingdom: 19.47%
BP plc (Energy, Oil, Gas & Consumable Fuels)		846,409	6,054,998
Capita plc (Industrials, Professional Services)		583,536	6,808,352
Chemring Group plc (Industrials, Aerospace & Defense)		1,137,315	5,757,465
Debenhams plc (Consumer Discretionary, Multiline Retail)		1,761,667	3,402,938
Man Group plc (Financials, Capital Markets)		3,080,766	3,900,207
Reckitt Benckiser Group plc (Consumer Staples, Household Products)		111,685	6,758,684
Smiths Group plc (Industrials, Industrial Conglomerates)		321,811	5,484,043
Vodafone Group plc ADR (Telecommunication Services, Wireless Telecommunication Services)		169,340	4,609,435
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)		1,408,109	6,087,585
Wolseley plc (Industrials, Trading Companies & Distributors)		143,417	6,269,682

			55,133,389

Total Common Stocks (Cost $268,541,560)			278,090,105

	Yield
Short-Term Investments: 4.76%

Investment Companies: 4.76%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17%	2,230,286	2,230,286
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.22	11,246,263	11,246,263

Total Short-Term Investments (Cost $13,476,549)			13,476,549

Total investments in securities
(Cost $282,018,109) *	102.94%	291,566,654
Other assets and liabilities, net	(2.94)	(8,339,864)

Total net assets	100.00%	$283,226,790

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $286,981,276 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$26,446,129
Gross unrealized depreciation	(21,860,751)

Net unrealized appreciation	$4,585,378

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage International Equity Fund	Statement of assets and liabilities—October 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$278,090,105
In affiliated securities, at value (see cost below)	13,476,549

Total investments, at value (see cost below)	291,566,654
Foreign currency, at value (see cost below)	2,413,675
Receivable for investments sold	1,192,752
Receivable for Fund shares sold	195,541
Receivable for dividends	1,425,234
Receivable for securities lending income	6,443
Prepaid expenses and other assets	47,413

Total assets	296,847,712

Liabilities
Payable for investments purchased	565,120
Payable for Fund shares redeemed	1,386,603
Payable upon receipt of securities loaned	11,246,263
Advisory fee payable	111,967
Distribution fees payable	16,804
Due to other related parties	54,090
Accrued expenses and other liabilities	240,075

Total liabilities	13,620,922

Total net assets	$283,226,790

NET ASSETS CONSIST OF
Paid-in capital	$334,487,486
Undistributed net investment income	6,911,658
Accumulated net realized losses on investments	(67,783,171)
Net unrealized gains on investments	9,610,817

Total net assets	$283,226,790

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$114,218,514
Shares outstanding – Class A	11,693,065
Net asset value per share – Class A	$9.77
Maximum offering price per share – Class A2	$10.37
Net assets – Class B	$8,302,719
Shares outstanding – Class B	876,737
Net asset value per share – Class B	$9.47
Net assets – Class C	$16,760,436
Shares outstanding – Class C	1,750,018
Net asset value per share – Class C	$9.58
Net assets – Class R	$2,195,572
Shares outstanding – Class R	225,272
Net asset value per share – Class R	$9.75
Net assets – Administrator Class	$3,504,594
Shares outstanding – Administrator Class	364,479
Net asset value per share – Administrator Class	$9.62
Net assets – Institutional Class	$138,244,955
Shares outstanding – Institutional Class	14,167,231
Net asset value per share – Institutional Class	$9.76

Investments in unaffiliated securities, at cost	$268,541,560

Investments in affiliated securities, at cost	$13,476,549

Total investments, at cost	$282,018,109

Securities on loan, at value	$10,747,464

Foreign currency, at cost	$2,408,739

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2012	Wells Fargo Advantage International Equity Fund	15

Investment income
Dividends*	$11,686,694
Securities lending income, net	645,811
Income from affiliated securities	13,958

Total investment income	12,346,463

Expenses
Advisory fee	2,964,474
Administration fees
Fund level	174,381
Class A	363,373
Class B	26,460
Class C	50,721
Class R	6,527
Administrator Class	3,410
Institutional Class	138,718
Shareholder servicing fees
Class A	349,395
Class B	25,443
Class C	48,770
Class R	6,277
Administrator Class	7,899
Distribution fees
Class B	76,329
Class C	146,309
Class R	6,277
Custody and accounting fees	129,101
Professional fees	67,488
Registration fees	98,738
Shareholder report expenses	89,431
Trustees’ fees and expenses	12,451
Other fees and expenses	25,905

Total expenses	4,817,877
Less: Fee waivers and/or expense reimbursements	(1,217,814)

Net expenses	3,600,063

Net investment income	8,746,400

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	51,443,699
Futures transactions	(344,570)
Forward foreign currency contract transactions	(3,376)

Net realized gains on investments	51,095,753

Net change in unrealized gains (losses) on:
Unaffiliated securities	(56,963,003)
Futures transactions	40,820
Forward foreign currency contract transactions	578,821

Net change in unrealized gains (losses) on investments	(56,343,362)

Net realized and unrealized gains (losses) on investments	(5,247,609)

Net increase in net assets resulting from operations	$3,498,791

* Net of foreign dividend withholding taxes of	$1,058,213

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage International Equity Fund	Statement of changes in net assets

	Year ended October 31, 2012		Year ended October 31, 2011

Operations
Net investment income		$8,746,400		$9,092,712
Net realized gains on investments		51,095,753		66,390,703
Net change in unrealized gains (losses) on investments		(56,343,362)		(97,009,099)

Net increase (decrease) in net assets resulting from operations		3,498,791		(21,525,684)

Distributions to shareholders from
Net investment income
Class A		(3,362,916)		(107,552)
Class B		(122,321)		0
Class C		(235,205)		0
Class R		(54,384)		0
Administrator Class		(72,248)		(11,170)
Institutional Class		(5,313,952)		(1,065,381)

Total distributions to shareholders		(9,161,026)		(1,184,103)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,206,830	11,443,305	1,573,590	16,893,853
Class B	1,568	13,641	8,677	90,644
Class C	66,557	636,551	59,818	621,132
Class R	56,096	527,631	68,130	714,220
Administrator Class	128,059	1,224,190	447,725	4,726,026
Institutional Class	1,400,005	13,336,247	2,103,883	22,748,643

		27,181,565		45,794,518

Reinvestment of distributions
Class A	337,645	2,998,289	8,673	93,847
Class B	12,825	111,195	0	0
Class C	22,553	197,786	0	0
Class R	3,603	31,998	0	0
Administrator Class	5,501	48,081	691	7,364
Institutional Class	173,700	1,538,983	28,689	309,843

		4,926,332		411,054

Payment for shares redeemed
Class A	(6,445,573)	(60,959,836)	(5,746,363)	(61,855,027)
Class B	(496,265)	(4,633,839)	(671,748)	(7,020,162)
Class C	(693,161)	(6,490,529)	(678,696)	(7,119,999)
Class R	(146,002)	(1,424,583)	(147,597)	(1,541,327)
Administrator Class	(124,322)	(1,176,862)	(101,802)	(1,087,381)
Institutional Class	(10,520,941)	(100,582,966)	(14,840,638)	(157,161,241)

		(175,268,615)		(235,785,137)

Net decrease in net assets resulting from capital share transactions		(143,160,718)		(189,579,565)

Total decrease in net assets		(148,822,953)		(212,289,352)

Net assets
Beginning of period		432,049,743		644,339,095

End of period		$283,226,790		$432,049,743

Undistributed net investment income		$6,911,658		$8,224,387

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$9.82	$10.41	$9.14	$8.54	$17.72
Net investment income	0.25	0.17	0.09 [2]	0.17	0.31 [2]
Net realized and unrealized gains (losses) on investments	(0.09)	(0.75)	1.42	0.69	(7.50)

Total from investment operations	0.16	(0.58)	1.51	0.86	(7.19)
Distributions to shareholders from
Net investment income	(0.21)	(0.01)	(0.24)	(0.26)	(0.36)
Net realized gains	0.00	0.00	0.00	0.00	(1.63)

Total distributions to shareholders	(0.21)	(0.01)	(0.24)	(0.26)	(1.99)
Net asset value, end of period	$9.77	$9.82	$10.41	$9.14	$8.54
Total return[3]	1.83%	(5.62)%	16.90%	10.55%	(45.46)%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.46%	1.19%	1.08%	0.97%
Net expenses	1.09%	1.09%	1.07%	1.08%	0.95%
Net investment income	2.49%	1.55%	0.91%	2.16%	2.30%
Supplemental data
Portfolio turnover rate	115%	44%	42%	203%	111%
Net assets, end of period (000s omitted)	$114,219	$162,954	$216,096	$255,075	$298,809

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$9.48	$10.12	$8.81	$8.18	$17.02
Net investment income	0.16 [2]	0.08 [2]	0.01 [2]	0.11 [2]	0.21 [2]
Net realized and unrealized gains (losses) on investments	(0.07)	(0.72)	1.41	0.66	(7.20)

Total from investment operations	0.09	(0.64)	1.42	0.77	(6.99)
Distributions to shareholders from
Net investment income	(0.10)	0.00	(0.11)	(0.14)	(0.23)
Net realized gains	0.00	0.00	0.00	0.00	(1.62)

Total distributions to shareholders	(0.10)	0.00	(0.11)	(0.14)	(1.85)
Net asset value, end of period	$9.47	$9.48	$10.12	$8.81	$8.18
Total return[3]	0.99%	(6.32)%	16.15%	9.64%	(45.86)%
Ratios to average net assets (annualized)
Gross expenses	2.28%	2.21%	1.94%	1.83%	1.70%
Net expenses	1.84%	1.84%	1.82%	1.83%	1.70%
Net investment income	1.67%	0.77%	0.15%	1.45%	1.59%
Supplemental data
Portfolio turnover rate	115%	44%	42%	203%	111%
Net assets, end of period (000s omitted)	$8,303	$12,873	$20,450	$22,300	$29,756

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Equity Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$9.59	$10.24	$8.93	$8.27	$17.22
Net investment income	0.16 [2]	0.06	0.01 [2]	0.07 [2]	0.21 [2]
Net realized and unrealized gains (losses) on investments	(0.07)	(0.71)	1.41	0.72	(7.27)

Total from investment operations	0.09	(0.65)	1.42	0.79	(7.06)
Distributions to shareholders from
Net investment income	(0.10)	0.00	(0.11)	(0.13)	(0.25)
Net realized gains	0.00	0.00	0.00	0.00	(1.64)

Total distributions to shareholders	(0.10)	0.00	(0.11)	(0.13)	(1.89)
Net asset value, end of period	$9.58	$9.59	$10.24	$8.93	$8.27
Total return[3]	1.08%	(6.35)%	16.13%	9.62%	(45.85)%
Ratios to average net assets (annualized)
Gross expenses	2.28%	2.21%	1.94%	1.83%	1.70%
Net expenses	1.84%	1.84%	1.82%	1.83%	1.70%
Net investment income	1.72%	0.79%	0.16%	1.39%	1.61%
Supplemental data
Portfolio turnover rate	115%	44%	42%	203%	111%
Net assets, end of period (000s omitted)	$16,760	$22,578	$30,439	$36,718	$47,114

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$9.79	$10.40	$9.13	$8.51	$17.70
Net investment income	0.20 [2]	0.14 [2]	0.06 [2]	0.14	0.27 [2]
Net realized and unrealized gains (losses) on investments	(0.06)	(0.75)	1.42	0.71	(7.46)

Total from investment operations	0.14	(0.61)	1.48	0.85	(7.19)
Distributions to shareholders from
Net investment income	(0.18)	0.00	(0.21)	(0.23)	(0.35)
Net realized gains	0.00	0.00	0.00	0.00	(1.65)

Total distributions to shareholders	(0.18)	0.00	(0.21)	(0.23)	(2.00)
Net asset value, end of period	$9.75	$9.79	$10.40	$9.13	$8.51
Total return	1.58%	(5.87)%	16.58%	10.13%	(45.52)%
Ratios to average net assets (annualized)
Gross expenses	1.78%	1.71%	1.45%	1.33%	1.20%
Net expenses	1.34%	1.34%	1.33%	1.33%	1.20%
Net investment income	2.11%	1.31%	0.66%	1.79%	2.03%
Supplemental data
Portfolio turnover rate	115%	44%	42%	203%	111%
Net assets, end of period (000s omitted)	$2,196	$3,050	$4,066	$3,811	$3,603

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class R of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Equity Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$9.67	$10.28	$8.82
Net investment income	0.25	0.16	0.01
Net realized and unrealized gains (losses) on investments	(0.09)	(0.74)	1.45

Total from investment operations	0.16	(0.58)	1.46
Distributions to shareholders from
Net investment income	(0.21)	(0.03)	0.00
Net asset value, end of period	$9.62	$9.67	$10.28
Total return[2]	1.88%	(5.68)%	16.55%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.25%	1.36%
Net expenses	1.09%	1.09%	1.09%
Net investment income	2.52%	1.58%	0.32%
Supplemental data
Portfolio turnover rate	115%	44%	42%
Net assets, end of period (000s omitted)	$3,505	$3,436	$89

1.	For the period from July 16, 2010 (commencement of class operations) to October 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$9.83	$10.42	$9.17	$8.59	$17.82
Net investment income	0.37	0.19 [2]	0.11 [2]	0.21	0.32 [2]
Net realized and unrealized gains (losses) on investments	(0.19)	(0.75)	1.43	0.67	(7.52)

Total from investment operations	0.18	(0.56)	1.54	0.88	(7.20)
Distributions to shareholders from
Net investment income	(0.25)	(0.03)	(0.29)	(0.30)	(0.41)
Net realized gains	0.00	0.00	0.00	0.00	(1.62)

Total distributions to shareholders	(0.25)	(0.03)	(0.29)	(0.30)	(2.03)
Net asset value, end of period	$9.76	$9.83	$10.42	$9.17	$8.59
Total return	2.05%	(5.38)%	17.17%	10.73%	(45.26)%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.03%	0.87%	0.83%	0.69%
Net expenses	0.84%	0.84%	0.82%	0.83%	0.69%
Net investment income	2.67%	1.78%	1.15%	2.39%	2.34%
Supplemental data
Portfolio turnover rate	115%	44%	42%	203%	111%
Net assets, end of period (000s omitted)	$138,245	$227,158	$373,200	$671,417	$795,416

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage International Equity Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage International Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2012, fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs

24	Wells Fargo Advantage International Equity Fund	Notes to financial statements

used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Notes to financial statements	Wells Fargo Advantage International Equity Fund	25

Futures contracts

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions. At October 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(898,103)	$898,103

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after

26	Wells Fargo Advantage International Equity Fund	Notes to financial statements

October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of October 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $62,820,004 expiring in 2016.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$278,090,105	$0	$0	$278,090,105

Short-term investments
Investment companies	2,230,286	11,246,263	0	13,476,549
	$280,320,391	$11,246,263	$0	$291,566,654

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2012, the Fund did not have any significant transfers into/out of Level 1 or Level 2.

Notes to financial statements	Wells Fargo Advantage International Equity Fund	27

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.85% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2012, the advisory fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Class R	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.09% for Class A, 1.84% for Class B, 1.84% for Class C, 1.34% for Class R, 1.09% for Administrator Class, and 0.84% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

For the year ended October 31, 2012, Wells Fargo Funds Distributor, LLC received $2,554 from the sale of Class A shares and $7,555 and $2,273 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2012 were $386,883,572 and $528,131,887, respectively.

28	Wells Fargo Advantage International Equity Fund	Notes to financial statements

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2012, the Fund used uninvested cash to enter into futures contracts to gain market exposure.

As of October 31, 2012, the Fund did not have any open futures contracts but had an average notional amount of $533,064 in long futures contracts during the year ended October 31, 2012.

During the year ended October 31, 2012, the Fund entered into forward foreign currency exchange contracts for economic hedging purposes.

As of October 31, 2012, the Fund did not have any open forward foreign currency contracts but had average contract amounts of $4,932,408 and $5,444,174 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2012.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2012, the Fund paid $824 in commitment fees.

For the year ended October 31, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $9,161,026 and $1,184,103 of ordinary income for the years ended October 31, 2012 and October 31, 2011, respectively.

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$6,971,077	$4,648,339	$(62,820,004)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

Notes to financial statements	Wells Fargo Advantage International Equity Fund	29

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

11. SUBSEQUENT DISTRIBUTIONS

On December 13, 2012, the Fund declared distributions from net investment income to shareholders of record on December 12, 2012. The per share amounts payable on December 14, 2012 were as follows:

Net investment income
Class A	$0.27132
Class B	0.18581
Class C	0.19028
Class R	0.24294
Administration Class	0.27281
Institutional Class	0.30252

These distributions are not reflected in the accompanying financial statements.

30	Wells Fargo Advantage International Equity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage International Equity Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage International Equity Fund as of October 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2012

Other information (unaudited)	Wells Fargo Advantage International Equity Fund	31

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $10,167,224 of income dividends paid during the fiscal year ended October 31, 2012 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2012. Additional details will be available in the semiannual report.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage International Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage International Equity Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director. General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012;	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 77 funds in the Fund complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage International Equity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

213208 12-12 A240/AR240 10-12

Wells Fargo Advantage Intrinsic World Equity Fund

Annual Report

October 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM) .
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $210 billion in assets under management, as of October 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Income Plus Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
High Yield Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Intrinsic World Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on other economies—two worries that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Intrinsic World Equity Fund for the 12-month period that ended October 31, 2012. Much of the period was marked by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Developed market international stocks outperformed emerging markets stocks, but both noticeably underperformed U.S. large-cap stocks as the U.S. economy showed relative strength.

Macroeconomic optimism faded as debt worries resurfaced.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis. Investors also worried that an economic slowdown in Europe would dampen economic growth in emerging economies, many of which rely upon Europe as an export market and as a source of funding.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to the ongoing problems in southern Europe.Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on other economies—two worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Bank (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in an effort to support the economy and financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it soon lowered twice in response to weakness in the southern European economies. A third cut in July 2012 put the ECB’s key rate at a historic low of 0.75%. In September, the ECB announced that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout.

Letter to shareholders (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	3

Foreign stocks posted only moderate gains in an eventful period.

Aggressive central bank actions helped support asset prices in both developed and emerging economies, even as the European economic picture remained unclear. Southern European countries such as Greece, Italy, and Spain continued to grapple with high debt levels, government austerity programs aimed at paying down the debt, and slower economic growth. Since southern European countries are a source of demand for exporters, even stronger, export-driven economies such as Germany were affected by southern Europe’s weakness. By contrast, the U.S. generally reported stronger gross domestic product growth numbers over the reporting period, with a continued high unemployment rate the main negative piece of U.S. economic data.

Within emerging markets, weaker markets included India, which declined sharply in late 2011 on concerns about a combination of slower growth and higher inflation. Proposed economic reforms and a recovery in the value of the rupee allowed the Indian stock market to bounce back in 2012, but the market still ended the 12-month period with a loss. Slowing industrial production in China, which relies upon Europe as a major export market, caused weakness in commodity exporter Brazil, which relies upon China as an export market. China’s stock market, however, performed broadly in line with other Asian markets, in part because the country offers the prospect of continued growth via domestic consumption.

International stocks as measured by the MSCI EAFE Index (Net)1 returned 4.61% for the 12-month period, and emerging markets stocks as measured by the MSCI Emerging Markets Index (Net)2 returned 2.63%. U.S. large-cap stocks as measured by the S&P 500 Index3 gained 15.21% for the 12-month period.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Aggressive central bank actions helped support asset prices in both developed and emerging economies, even as the European economic picture remained unclear.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Intrinsic World Equity Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	5

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Intrinsic World Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Metropolitan West Capital Management, LLC

Portfolio managers

Gary Lisenbee

Jean-Baptiste Nadal, CFA

Jeffrey Peck

Average annual total returns1 (%) as of October 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EWEAX)	4-30-96	9.55	(1.25)	8.29	16.25	(0.07)	8.94	1.51	1.41
Class C (EWECX)	5-18-07	14.39	(0.81)	8.13	15.39	(0.81)	8.13	2.26	2.16
Administrator Class (EWEIX)	5-18-07	–	–	–	16.52	0.17	9.08	1.35	1.16
Institutional Class (EWENX)	7-30-10	–	–	–	16.74	0.25	9.12	1.08	0.96
MSCI World Index (Net)[4]	–	–	–	–	9.45	(2.87)	7.20	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	7

Growth of $10,000 investment[5] as of October 31, 2012

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic World Equity Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.40% for Class A, 2.15% for Class C, 1.15% for Administrator Class, and 0.95% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International World Index (Net) (MSCI World Index (Net)) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The chart compares the performance of Class A shares for the most recent ten years with the MSCI World Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Intrinsic World Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	For the 12-month period that ended October 31, 2012, the Fund outperformed its benchmark, the MSCI World Index (Net).

■

Favorable stock selection, most notably in the information technology (IT) and consumer discretionary sectors, generated the majority of the outperformance. The Fund’s underweight in materials, the only sector to decline for the 12-month period, also added value. Sector allocations are solely the by-product of stock selection decisions.

■	Security selection in the energy and utilities sectors detracted from relative performance.

Ten largest equity holdings[6] (%) as of October 31, 2012
Apple Incorporated	3.15
Oracle Corporation	3.15
Samsung Electronics Company Limited	3.10
Enersis SA ADR	2.81
Unilever NV	2.76
Baxter International Incorporated	2.50
The Home Depot Incorporated	2.47
JPMorgan Chase & Company	2.43
NVR Incorporated	2.42
Franklin Resources Incorporated	2.41

The Fund outperformed in a favorable environment for global stock markets.

Despite ongoing concerns regarding the European sovereign debt crisis and news of slowing Chinese economic growth, global developed markets as represented by the MSCI World Index (Net) finished the fiscal year up 9.45%. During the period, eurozone members approved a second bailout package for Greece, while Spain and Italy struggled with deep recessions and European citizens continued to protest austerity measures. Amid the mounting worries about the global economy, central banks in Europe, the U.S., and Asia loosened monetary policy and cut interest rates in early July. Investors responded enthusiastically to the accommodative monetary policies, and as a result global equity markets rose sharply toward the end of the fiscal year.

Stock selection in IT (Apple Incorporated, eBay Incorporated, and Samsung Electronics Company Limited) and consumer discretionary (The Home Depot Incorporated and NVR Incorporated) contributed to the Fund’s outperformance for the fiscal year. By contrast, stock selection in energy (Transocean Limited, Schlumberger Limited, and Hess Corporation) and utilities (Enersis SA) detracted from relative performance.

By country, stock selection in the United States and South Korea added the most relative value for the period. In addition, an underweight to Spain and Canada, both of which underperformed the index, aided relative return. Conversely, the fund’s investments in Chile and Taiwan, as well as stock selection and an overweight in Japan, detracted from relative return. Over the long term, we seek to add value primarily through stock selection due to our research-intensive, bottom-up investment process.

Sector distribution[7] as of October 31, 2012

During the period, we made changes to the Fund’s portfolio based upon our fundamental research.

Our long-term investment process has typically resulted in low portfolio turnover as the team looks to invest in businesses with a three- to five-year investment horizon. During the fiscal year, we sold eight companies in six different sectors and invested in 10 new companies across five sectors. The newest additions to the Fund included Heineken NV in consumer staples, Zions Bancorporation in financials, United Parcel Service Incorporated in industrials, and Millicom International Cellular SA in telecommunications services. All of these trades were made based on company-specific, fundamental analysis rather than top-down sector allocation decisions.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	9

We continue to follow the same bottom-up, fundamentally based investment process that has been in place since we began managing the Fund in 2007.

Over the next few months, investors will be bombarded with predictions about the effects of U.S. election results, continued conflict in the Middle East, and the timing and pace of global economic recovery. This persistent uncertainty could make for volatile global equity markets. However, we are convinced that when viewed over our three- to five-year investment horizon, most of these issues will be resolved and that ultimately, individual company fundamentals will determine security performance. Therefore, we remain focused on identifying high-quality companies in good industries around the world that trade at discounts to our assessments of intrinsic value and possess catalysts we expect to cause stock price appreciation over the next three to five years. Notwithstanding the strong equity performance over the past year, we continue to see value in our portfolio of high-quality businesses. We believe that these attractive valuation levels could help mitigate downside risk in volatile markets and enable us to add value relative to the benchmark over time.

10	Wells Fargo Advantage Intrinsic World Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-12	Ending account value 10-31-12	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,008.43	$7.07	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.10	1.40%
Class C
Actual	$1,000.00	$1,004.63	$10.83	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.33	$10.89	2.15%
Administrator Class
Actual	$1,000.00	$1,010.16	$5.81	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84	1.15%
Institutional Class
Actual	$1,000.00	$1,010.71	$4.80	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82	0.95%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Intrinsic World Equity Fund	11

Security name	Shares	Value

Common Stocks: 97.57%

Chile: 2.81%
Enersis SA ADR (Utilities, Electric Utilities)«	260,100	$4,406,093

France: 6.05%
L’Oreal SA (Consumer Staples, Personal Products)	25,500	3,248,001
Total SA (Energy, Oil, Gas & Consumable Fuels)	51,880	2,610,421
Total SA ADR (Energy, Oil, Gas & Consumable Fuels)	18,300	922,320
Vivendi SA (Consumer Discretionary, Media)	132,500	2,710,913

		9,491,655

Germany: 2.23%
Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	41,000	3,493,032

Israel: 2.14%
Teva Pharmaceutical Industries Limited ADR (Health Care, Pharmaceuticals) «	83,000	3,354,860

Japan: 6.89%
Kao Corporation (Consumer Staples, Personal Products)	85,800	2,409,666
Kao Corporation ADR (Consumer Staples, Personal Products) «	15,500	434,767
Komatsu Limited (Industrials, Machinery)	123,000	2,576,174
Komatsu Limited ADR (Industrials, Machinery) «	13,500	282,397
ORIX Corporation (Financials, Consumer Finance)	14,900	1,530,502
ORIX Corporation ADR (Financials, Consumer Finance) «	21,000	1,078,350
TOTO Limited (Industrials, Building Products)	333,000	2,494,476

		10,806,332

Luxembourg: 1.49%
Millicom International Cellular SA (Telecommunication Services, Wireless Telecommunication Services)	27,000	2,332,464

Netherlands : 6.39%
European Aeronautic Defence & Space Company (Industrials, Aerospace & Defense)	92,695	3,293,217
Heineken NV (Consumer Staples, Beverages)	39,000	2,404,403
Unilever NV (Consumer Staples, Food Products)	118,000	4,329,420

		10,027,040

Singapore: 2.26%
DBS Group Holdings Limited (Financials, Commercial Banks)	310,282	3,535,760

South Korea: 3.10%
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	4,050	4,864,753

Spain: 1.28%
Banco Santander Central Hispano SA ADR (Financials, Commercial Banks)	269,155	2,007,896

Switzerland: 3.64%
Novartis AG ADR (Health Care, Pharmaceuticals) «	51,300	3,101,598
Transocean Limited (Energy, Energy Equipment & Services)	57,000	2,604,330

		5,705,928

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intrinsic World Equity Fund	Portfolio of investments—October 31, 2012

Security name		Shares	Value

Taiwan: 0.95%
China Trust Financial Holding Company Limited (Financials, Commercial Banks)		2,702,131	$1,489,236

United Kingdom: 9.17%
Diageo plc (Consumer Staples, Beverages)		94,400	2,697,905
HSBC Holdings plc ADR (Financials, Commercial Banks) «		38,383	1,894,585
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels) «		84,983	2,914,036
Standard Chartered plc (Financials, Commercial Banks)		138,248	3,265,033
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)		1,332,000	3,616,557

			14,388,116

United States: 49.17%
Abbott Laboratories (Health Care, Pharmaceuticals)		53,000	3,472,560
Apple Incorporated (Information Technology, Computers & Peripherals)		8,300	4,939,330
Baxter International Incorporated (Health Care, Health Care Equipment & Supplies)		62,500	3,914,375
Charles Schwab Corporation (Financials, Capital Markets)		237,000	3,218,460
Dow Chemical Company (Materials, Chemicals)		94,873	2,779,779
eBay Incorporated (Information Technology, Internet Software & Services) †		68,000	3,283,720
EMC Corporation (Information Technology, Computers & Peripherals) †		146,000	3,565,320
Franklin Resources Incorporated (Financials, Capital Markets) «		29,600	3,782,880
Hess Corporation (Energy, Oil, Gas & Consumable Fuels)		29,000	1,515,540
JPMorgan Chase & Company (Financials, Diversified Financial Services)		91,500	3,813,720
Northrop Grumman Corporation (Industrials, Aerospace & Defense)		49,550	3,403,590
NVR Incorporated (Consumer Discretionary, Household Durables) †		4,200	3,795,708
Oracle Corporation (Information Technology, Software)		159,000	4,936,950
PepsiCo Incorporated (Consumer Staples, Beverages) «		46,500	3,219,660
QUALCOMM Incorporated (Information Technology, Communications Equipment)		48,500	2,840,888
Schlumberger Limited (Energy, Energy Equipment & Services)		50,000	3,476,500
SPX Corporation (Industrials, Machinery) «		43,500	2,983,665
SunTrust Banks Incorporated (Financials, Commercial Banks)		67,000	1,822,400
Texas Instruments Incorporated (Information Technology, Semiconductors & Semiconductor Equipment) «		109,500	3,075,855
The Home Depot Incorporated (Consumer Discretionary, Specialty Retail)		63,000	3,866,940
United Parcel Service Incorporated Class B (Industrials, Air Freight & Logistics)		44,000	3,223,000
Visa Incorporated Class A (Information Technology, IT Services) «		26,767	3,714,189
Zions Bancorporation (Financials, Commercial Banks) «		115,000	2,469,050

			77,114,079

Total Common Stocks (Cost $130,369,722)			153,017,244

	Yield
Short-Term Investments: 18.69%

Investment Companies: 18.69%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17%	3,753,189	3,753,189
Wells Fargo Securities Lending Cash Investments, LLC (r)(v)(l)(u)	0.22	25,569,746	25,569,746

Total Short-Term Investments (Cost $29,322,935)			29,322,935

Total investments in securities
(Cost $159,692,657)*	116.26%	182,340,179
Other assets and liabilities, net	(16.26)	(25,507,531)

Total net assets	100.00%	$156,832,648

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Intrinsic World Equity Fund	13

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $160,239,794 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$22,663,583
Gross unrealized depreciation	(563,198)

Net unrealized appreciation	$22,100,385

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intrinsic World Equity Fund	Statement of assets and liabilities—October 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$153,017,244
In affiliated securities, at value (see cost below)	29,322,935

Total investments, at value (see cost below)	182,340,179
Foreign currency, at value (see cost below)	12
Receivable for Fund shares sold	54,122
Receivable for dividends	329,260
Receivable for securities lending income	3,001
Prepaid expenses and other assets	28,816

Total assets	182,755,390

Liabilities
Payable for Fund shares redeemed	112,536
Payable upon receipt of securities loaned	25,569,746
Advisory fee payable	88,527
Distribution fees payable	4,738
Due to other related parties	41,206
Accrued expenses and other liabilities	105,989

Total liabilities	25,922,742

Total net assets	$156,832,648

NET ASSETS CONSIST OF
Paid-in capital	$150,192,602
Undistributed net investment income	1,941,979
Accumulated net realized losses on investments	(17,965,516)
Net unrealized gains on investments	22,663,583

Total net assets	$156,832,648

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$146,929,636
Shares outstanding – Class A	8,188,292
Net asset value per share – Class A	$17.94
Maximum offering price per share – Class A2	$19.03
Net assets – Class C	$7,341,247
Shares outstanding – Class C	422,662
Net asset value per share – Class C	$17.37
Net assets – Administrator Class	$2,001,093
Shares outstanding – Administrator Class	111,857
Net asset value per share – Administrator Class	$17.89
Net assets – Institutional Class	$560,672
Shares outstanding – Institutional Class	31,266
Net asset value per share – Institutional Class	$17.93

Investments in unaffiliated securities, at cost	$130,369,722

Investments in affiliated securities, at cost	$29,322,935

Total investments, at cost	$159,692,657

Securities on loan, at value	$24,965,919

Foreign currency, at cost	$12

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2012	Wells Fargo Advantage Intrinsic World Equity Fund	15

Investment income
Dividends*	$3,474,738
Securities lending income, net	66,176
Income from affiliated securities	7,607

Total investment income	3,548,521

Expenses
Advisory fee	1,228,890
Administration fees
Fund level	76,806
Class A	374,826
Class C	18,906
Administrator Class	1,878
Institutional Class	238
Shareholder servicing fees
Class A	360,410
Class C	18,179
Administrator Class	4,447
Distribution fees
Class C	54,537
Custody and accounting fees	39,235
Professional fees	48,405
Registration fees	42,244
Shareholder report expenses	80,581
Trustees’ fees and expenses	14,276
Other fees and expenses	4,299

Total expenses	2,368,157
Less: Fee waivers and/or expense reimbursements	(169,098)

Net expenses	2,199,059

Net investment income	1,349,462

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(378,736)
Net change in unrealized gains (losses) on investments	17,725,103

Net realized and unrealized gains (losses) on investments	17,346,367

Net increase in net assets resulting from operations	$18,695,829

* Net of foreign dividend withholding taxes of	$239,810

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intrinsic World Equity Fund	Statement of changes in net assets

	Year ended October 31, 2012		Year ended October 31, 2011

Operations
Net investment income		$1,349,462		$850,957
Net realized gains (losses) on investments		(378,736)		1,179,491
Net change in unrealized gains (losses) on investments		17,725,103		5,097,487

Net increase in net assets resulting from operations		18,695,829		7,127,935

Distributions to shareholders from
Net investment income
Class A		(981,690)		(725,936)
Class C		(39,737)		(373)
Administrator Class		(19,766)		(2,809)
Institutional Class		(6,171)		(111)

Total distributions to shareholders		(1,047,364)		(729,229)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	406,469	6,928,424	84,447	1,376,131
Class C	33,421	523,790	251	3,657
Administrator Class	29,733	509,987	21,884	343,780
Institutional Class	39,841	674,385	1,726	26,558

		8,636,586		1,750,126

Reinvestment of distributions
Class A	63,733	936,881	45,264	697,063
Class C	2,512	36,002	19	292
Administrator Class	1,171	17,126	178	2,730
Institutional Class	422	6,171	7	111

		996,180		700,196

Payment for shares redeemed
Class A	(1,224,370)	(20,648,463)	(1,156,847)	(18,340,419)
Class C	(63,197)	(1,027,543)	(34,297)	(506,243)
Administrator Class	(47,012)	(781,978)	(12,502)	(188,511)
Institutional Class	(45,885)	(758,985)	(1,541)	(22,290)

		(23,216,969)		(19,057,463)

Net asset value of shares issued in acquisition
Class A	0	0	3,298,824	48,918,412
Class C	0	0	443,920	6,421,012
Administrator Class	0	0	108,840	1,609,604
Institutional Class	0	0	35,971	532,474

		0		57,481,502

Net increase (decrease) in net assets resulting from capital share transactions		(13,584,203)		40,874,361
Net increase from regulatory settlement		4,292,515		0

Total increase in net assets		8,356,777		47,273,067

Net assets
Beginning of period		148,475,871		101,202,804

End of period		$156,832,648		$148,475,871

Undistributed net investment income		$1,941,979		$864,194

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic World Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$15.55	$15.06	$13.27	$13.76	$24.23
Net investment income	0.16	0.12 [2]	0.12	0.09 [2]	0.29
Net realized and unrealized gains (losses) on investments	1.87	0.48	1.78	1.89	(9.55)

Total from investment operations	2.03	0.60	1.90	1.98	(9.26)
Distributions to shareholders from
Net investment income	(0.11)	(0.11)	(0.11)	(0.24)	(0.13)
Net realized gains	0.00	0.00	0.00	(2.23)	(1.08)

Total distributions to shareholders	(0.11)	(0.11)	(0.11)	(2.47)	(1.21)
Regulatory settlement proceeds	0.47	0.00	0.00	0.00	0.00
Net asset value, end of period	$17.94	$15.55	$15.06	$13.27	$13.76
Total return[3]	16.25%[4]	4.00%	14.43%	20.29%	(40.11)%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.50%	1.53%	1.57%	1.36%
Net expenses	1.40%	1.40%	1.46%	1.57%	1.36%
Net investment income	0.91%	0.79%	0.75%	0.77%	1.04%
Supplemental data
Portfolio turnover rate	27%	12%	11%	16%	44%
Net assets, end of period (000s omitted)	$146,930	$139,100	$100,460	$103,995	$107,210

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010, is that of Class A of Evergreen Intrinsic World Equity Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

4.	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.92% on the total return.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$15.15	$14.68	$12.96	$13.58	$24.14
Net investment income (loss)	0.02	(0.01)[2]	0.07	(0.03)[2]	(0.03)[2]
Net realized and unrealized gains (losses) on investments	1.82	0.49	1.69	1.87	(9.28)

Total from investment operations	1.84	0.48	1.76	1.84	(9.31)
Distributions to shareholders from
Net investment income	(0.09)	(0.01)	(0.04)	(0.23)	(0.17)
Net realized gains	0.00	0.00	0.00	(2.23)	(1.08)

Total distributions to shareholders	(0.09)	(0.01)	(0.04)	(2.46)	(1.25)
Regulatory settlement proceeds	0.47	0.00	0.00	0.00	0.00
Net asset value, end of period	$17.37	$15.15	$14.68	$12.96	$13.58
Total return[3]	15.39%[4]	3.27%	13.58%	19.35%	(40.55)%
Ratios to average net assets (annualized)
Gross expenses	2.26%	2.20%	2.28%	2.33%	2.21%
Net expenses	2.15%	2.15%	2.21%	2.33%	2.21%
Net investment income (loss)	0.16%	(0.05)%	0.04%	(0.28)%	(0.19)%
Supplemental data
Portfolio turnover rate	27%	12%	11%	16%	44%
Net assets, end of period (000s omitted)	$7,341	$6,817	$588	$427	$154

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010, is that of Class C of Evergreen Intrinsic World Equity Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

4.	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.92% on the total return.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic World Equity Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$15.52	$15.02	$13.23	$13.76	$24.26
Net investment income	0.19 [2]	0.15 [2]	0.15 [2]	0.15 [2]	0.38 [2]
Net realized and unrealized gains (losses) on investments	1.87	0.49	1.78	1.85	(9.60)

Total from investment operations	2.06	0.64	1.93	2.00	(9.22)
Distributions to shareholders from
Net investment income	(0.16)	(0.14)	(0.14)	(0.30)	(0.20)
Net realized gains	0.00	0.00	0.00	(2.23)	(1.08)

Total distributions to shareholders	(0.16)	(0.14)	(0.14)	(2.53)	(1.28)
Regulatory settlement proceeds	0.47	0.00	0.00	0.00	0.00
Net asset value, end of period	$17.89	$15.52	$15.02	$13.23	$13.76
Total return[3]	16.52%[4]	4.27%	14.72%	20.60%	(40.01)%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.30%	1.29%	1.31%	1.01%
Net expenses	1.15%	1.15%	1.21%	1.31%	1.01%
Net investment income	1.14%	0.99%	1.06%	1.33%	1.70%
Supplemental data
Portfolio turnover rate	27%	12%	11%	16%	44%
Net assets, end of period (000s omitted)	$2,001	$1,986	$144	$161	$1,567

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010, is that of Class I of Evergreen Intrinsic World Equity Fund.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

4.	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.93% on the total return.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$15.54	$15.02	$13.80
Net investment income	0.17 [2]	0.16	0.03 [2]
Net realized and unrealized gains (losses) on investments	1.92	0.51	1.19

Total from investment operations	2.09	0.67	1.22
Distributions to shareholders from
Net investment income	(0.17)	(0.15)	0.00
Regulatory settlement proceeds	0.47	0.00	0.00
Net asset value, end of period	$17.93	$15.54	$15.02
Total return[3]	16.74%[4]	4.50%	8.84%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.00%	1.23%
Net expenses	0.95%	0.95%	0.95%
Net investment income	1.03%	1.12%	0.91%
Supplemental data
Portfolio turnover rate	27%	12%	11%
Net assets, end of period (000s omitted)	$561	$573	$11

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

4.	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.93% on the total return.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Intrinsic World Equity Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Intrinsic World Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2012 fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

22	Wells Fargo Advantage Intrinsic World Equity Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Advantage Intrinsic World Equity Fund	23

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and litigation settlements received. At October 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(4,273,982)	$775,687	$3,498,295

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of October 31, 2012, the Fund had net capital loss carryforwards, which were available to offset future net realized capital gains, in the amount of $17,547,659 with $4,209,099 expiring in 2016, $12,065,555 expiring in 2017, and $1,273,005 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	Wells Fargo Advantage Intrinsic World Equity Fund	Notes to financial statements

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$152,300,080	$717,164	$0	$153,017,244

Short-term investments
Investment companies	3,753,189	25,569,746	0	29,322,935
	$156,053,269	$26,286,910	$0	$182,340,179

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2012, the Fund did not have any significant transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.65% as the average daily net assets of the Fund increase. For the year ended October 31, 2012, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.40% for Class A, 2.15% for Class C, 1.15% for Administrator Class, and 0.95% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

Notes to financial statements	Wells Fargo Advantage Intrinsic World Equity Fund	25

For the year ended October 31, 2012, Wells Fargo Funds Distributor, LLC received $6,187 from the sale of Class A shares and $24 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2012 were $39,985,578 and $43,678,575, respectively.

6. ACQUISITION

After the close of business on August 26, 2011, the Fund acquired the net assets of Wells Fargo Advantage Disciplined Global Equity Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C, Administrator Class, and Institutional Class shares of Wells Fargo Advantage Disciplined Global Equity Fund received Class A, Class C, Administrator Class, and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Disciplined Global Equity Fund for 3,887,555 shares of the Fund valued at $57,481,502 at an exchange ratio of 0.82, 0.78, 0.85, and 0.85 for Class A, Class C, Administrator Class, and Institutional shares, respectively. The investment portfolio of Wells Fargo Advantage Disciplined Global Equity Fund with a fair value of $57,387,480, identified cost of $55,845,635 and unrealized gains of $1,541,845 at August 26, 2011, were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage Disciplined Global Equity Fund and the Fund immediately prior to the acquisition were $57,481,502 and $87,382,768, respectively. The aggregate net assets of the Fund immediately after the acquisition were $144,864,270. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Disciplined Global Equity Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed November 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended October 31, 2011, would have been:

Net investment income	$1,670,163
Net realized and unrealized gains on investments	$1,943,474
Net increase in net assets resulting from operations	$3,613,637

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2012, the Fund paid $345 in commitment fees.

For the year ended October 31, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,047,364 and $729,229 of ordinary income for the years ended October 31, 2012 and October 31, 2011, respectively.

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$2,084,632	$22,116,446	$(17,547,659)

26	Wells Fargo Advantage Intrinsic World Equity Fund	Notes to financial statements

9. REGULATORY SETTLEMENT PROCEEDS

During the year ended October 31, 2012, the Fund received proceeds from an unaffiliated third party in a regulatory settlement with the SEC involving marketing timing of mutual funds. The proceeds received in the amount of $4,292,515 are reflected as an increase to paid-in capital in the accompanying financial statements.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

12. SUBSEQUENT DISTRIBUTIONS

On December 13, 2012, the Fund declared distributions from net investment income to shareholders of record on December 12, 2012. The per share amounts payable on December 14, 2012, were as follows:

Net Investment Income
Class A	$0.26445
Class C	0.12033
Administrator Class	0.31423
Institutional Class	0.34106

Report of independent registered public accounting firm	Wells Fargo Advantage Intrinsic World Equity Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Intrinsic World Equity Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intrinsic World Equity Fund as of October 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2012

28	Wells Fargo Advantage Intrinsic World Equity Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 66.83% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2012..

Pursuant to Section 854 of the Internal Revenue Code, $1,047,364 of income dividends paid during the fiscal year ended October 31, 2012, has been designated as qualified dividend income (QDI).

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Intrinsic World Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012;	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 77 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Intrinsic World Equity Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

213209 12-12 A241/AR241 10-12

Wells Fargo Advantage Intrinsic Small Cap Value Fund

Annual Report

October 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM) .
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $210 billion in assets under management, as of October 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Income Plus Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
High Yield Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—two worries that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Intrinsic Small Cap Value Fund for the 12-month period that ended October 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Small cap stocks underperformed large cap stocks for the period.

Macroeconomic optimism faded as global growth slowed and worries rose.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—two worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Bank (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in an effort to support the economy and financial system. In response to signs of a sluggish economy, after its September 2012 meeting the FOMC announced its intention to keep interest rates low until at least mid-2015. The Fed also announced open-ended purchases of $40 billion per month in mortgage-backed securities in an effort to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. The ECB soon lowered its key rate twice in response to weakness in the southern European economies, and a third cut in July 2012 put its key rate at a historic low of 0.75%. In September, the ECB announced that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had applied for a formal bailout through either the European Financial Stability Facility or the European Stability Mechanism.

U.S. stocks gained as the U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) came in at a 1.3% annualized rate in the third quarter of 2011 and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth moderated to 2.0%, 1.3%, and 2.7% annualized rates in the first, second, and third quarters of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in

Letter to shareholders (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	3

Europe. The unemployment rate was a notable exception to generally positive U.S. economic news. Although the unemployment rate declined—from 8.7% in November 2011 to 7.9% in October 2012—at least part of the decline could be attributed to a decline in the labor force. (People are only counted as unemployed if they are officially looking for work.) The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market. Small cap stocks gained 12.08% for the period as measured by the Russell 2000® Index1, trailing the 13.00% gain for mid cap stocks as measured by the Russell 2500TM Index2 and the 15.21% return for large cap stocks as measured by the S&P 500 Index3. Value stocks outperformed growth stocks across all market capitalizations, aided by strong returns from financials.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market.

1.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Letter to shareholders (unaudited)

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

This page is intentionally left blank.

6	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Metropolitan West Capital Management, LLC

Portfolio managers

Alex Alvarez, CFA

Samir Sikka

Average annual total returns1 (%) as of October 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFSMX)	3-31-08	6.97	(1.98)	9.17	13.51	(0.82)	9.82	1.45	1.45
Class C (WSCDX)	3-31-08	11.65	(1.55)	9.13	12.65	(1.55)	9.13	2.20	2.20
Administrator Class (WFSDX)	4-8-05	–	–	–	13.80	(0.57)	10.06	1.29	1.21
Institutional Class (WFSSX)	4-8-05	–	–	–	13.97	(0.38)	10.22	1.02	1.01
Investor Class (SCOVX)	3-28-02	–	–	–	13.49	(0.86)	9.80	1.52	1.50
Russell 2000® Value Index[4]	–	–	–	–	14.47	0.87	9.38	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	7

Growth of $10,000 investment[5] as of October 31, 2012

1.	Prior to June 1, 2010, the Fund was named Wells Fargo Advantage Small Cap Disciplined Fund. Metropolitan West Capital Management, LLC replaced Wells Capital Management as a subadviser for the Fund effective June 1, 2010. Accordingly, performance figures shown prior to June 1, 2010, do not reflect the principal investment strategies or performance of Metropolitan West Capital Management, LLC. Historical performance shown for Class A, the Administrator Class, and the Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through February 28, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.45% for Class A, 2.20% for Class C, 1.20% for Administrator Class, 1.00% for Institutional Class, and 1.49% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended October 31, 2012.

■	Relative sector weightings, which are a by-product of our bottom-up stock selection process, and the Fund’s cash position, were the primary sources of the Fund’s underperformance.

■

An underweight in the top-performing financials sector and an overweight in the underperforming information technology (IT) sector detracted from relative performance, as did security selection in those sectors. Conversely, favorable stock selection in the energy, industrials, and consumer discretionary sectors benefited relative results. An overweight in the second-best performing consumer discretionary sector further enhanced relative return.

As measured by various Russell U.S. indices, large-cap and mid-cap stocks outperformed their small-cap counterparts for the fiscal year, to the detriment of the Fund. With respect to style, value stocks outperformed growth across all capitalization ranges, benefiting the value-oriented Fund.

Ten largest equity holdings[6] (%) as of October 31, 2012
Kar Auction Services Incorporated	3.49
Jones Group Incorporated	2.92
Zions Bancorporation	2.78
Steris Corporation	2.53
Jabil Circuit Incorporated	2.31
Electronics For Imaging Incorporated	2.23
IDEX Corporation	2.16
Hancock Holding Company	2.16
OfficeMax Incorporated	2.13
Jones Lang LaSalle Incorporated	2.08

An underweight in the top-performing financials sector and an overweight in the underperforming IT sector detracted from relative return. (Sector over- and underweights are by-products of our bottom-up stock selection process and are not the result of a top-down sector rotation strategy.) Security selection in the financials and IT sectors also detracted from relative performance during the period. Within these sectors, online broker E*TRADE Financial Corporation and online health information service provider WebMD Health Corporation were the principal detractors. Furthermore, cash detracted from relative results in a strongly upward-trending market.

Conversely, favorable stock selection in the energy, industrials, and consumer discretionary sectors benefited relative results. In these sectors, oil services provider Oceaneering International Incorporated, vehicle auction services provider Kar Auction Services Incorporated, and Asian-inspired restaurant operator P.F. Chang’s China Bistro Incorporated (which we no longer hold) added value. An overweight in the second-best performing consumer discretionary sector further enhanced relative return.

Sector distribution[7] as of October 31, 2012

During the period, we made changes to the Fund’s portfolio based upon our fundamental research.

As a result of trades, stock price movements, and the annual reconstitution of the Russell indexes in June 2012, the Fund’s positioning relative to the index shifted moderately during the period. The Fund became more overweight to the industrials sector with new investments in electrical and mechanical construction service provider EMCOR Group Incorporated and tank barge operator Kirby Corporation. The Fund’s overweight in the consumer staples sector grew as we purchased the largest wholesale bakery in the U.S., Flowers Foods Incorporated. Meanwhile, the Fund became less overweight within the consumer discretionary sector as we made five new investments and sold five positions in that sector during the year.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	9

The Fund remains meaningfully underweight in financials and utilities and moderately overweight in health care relative to the Russell 2000 Value Index. All Fund sector weights are the result of individual stock selection rather than tactical allocation decisions.

We believe that attractive valuation levels should help provide downside protection in volatile markets.

While we are not convinced this new phase of monetary easing will have much direct influence on economic growth, it has likely given investors confidence that the Federal Reserve and other central banks will continue to step in to support the global economic recovery. The accommodative monetary policies are in response to lingering European recessions, sluggish U.S. growth, and a slower growth rate for China’s gross domestic product. While we expect the global economy to remain weak, we believe that the possibility of a global recession has been diminished due to these policies. The U.S. housing market appears to be recovering slowly, and we anticipate the recent uptick in longer-term rates will have little impact on housing as mortgage rates remain near historic lows and affordability remains attractive. We believe this should provide a boost to the U.S. economy in 2013.

Investors face continued uncertainity surrounding tax increases, a drop-off in federal spending (fiscal cliff), and continued conflict in the Middle East which we believe will continue to make for volatile global equity markets. However, we are convinced that when viewed over our two- to four-year investment horizon, most of these issues will be resolved and that ultimately, individual company fundamentals will likely determine security performance.

Although the current environment is challenging, we believe it favors our bottom-up, research-intensive stock selection process, which is based on the premise that we are acquiring the entirety of a business rather than just shares of stock. In effect, we view ourselves as partial owners of each one of the Fund’s holdings. Our research team therefore devotes the majority of its resources to building on our knowledge of these companies and monitoring their value drivers. Notwithstanding the strong equity performance over the past year, we continue to see value in our portfolio of high-quality businesses. We believe these attractive valuation levels should help provide downside protection in volatile markets and enable us to add value relative to the benchmark and our peers over a complete market cycle.

10	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-12	Ending account value 10-31-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,011.41	$7.33	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35	1.45%
Class C
Actual	$1,000.00	$1,007.90	$11.10	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.08	$11.14	2.20%
Administrator Class
Actual	$1,000.00	$1,012.53	$6.07	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09	1.20%
Institutional Class
Actual	$1,000.00	$1,013.66	$5.06	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08	1.00%
Investor Class
Actual	$1,000.00	$1,012.16	$7.54	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56	1.49%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Intrinsic Small Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 95.58%

Consumer Discretionary: 15.54%

Auto Components: 1.47%
Dana Holding Corporation	105,500	$1,388,380

Household Durables: 0.78%
Ethan Allen Interiors Incorporated «	25,000	735,250

Specialty Retail: 9.39%
Abercrombie & Fitch Company Class A «	46,500	1,421,970
Aeropostale Incorporated †	96,500	1,153,175
Ascena Retail Group Incorporated †	46,500	920,700
DSW Incorporated Class A	16,500	1,032,735
Group 1 Automotive Incorporated «	17,000	1,054,170
JoS. A. Bank Clothiers Incorporated «†	27,000	1,263,330
OfficeMax Incorporated «	273,700	2,011,695

		8,857,775

Textiles, Apparel & Luxury Goods: 3.90%
Carter Incorporated †	17,000	919,020
Jones Group Incorporated	233,500	2,757,635

		3,676,655

Consumer Staples: 5.81%

Food Products: 5.81%
Flowers Foods Incorporated	86,000	1,693,340
J & J Snack Foods Corporation «	16,000	916,320
Ralcorp Holdings Incorporated	19,800	1,429,362
TreeHouse Foods Incorporated †	26,800	1,435,140

		5,474,162

Energy: 4.17%

Energy Equipment & Services: 2.58%
Dril-Quip Incorporated «†	12,500	865,750
Oceaneering International Incorporated	17,000	889,610
Tetra Technologies Incorporated †	127,000	679,450

		2,434,810

Oil, Gas & Consumable Fuels: 1.59%
Oasis Petroleum Incorporated †	51,000	1,497,870

Financials: 19.90%

Capital Markets: 4.35%
E*TRADE Financial Corporation †	154,000	1,287,440
Eaton Vance Corporation «	51,500	1,449,210
Stifel Financial Corporation «†	43,000	1,363,100

		4,099,750

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Commercial Banks: 10.44%
Associated Banc-Corp «	143,000	$1,843,270
Cathay General Bancorp «	110,000	1,945,900
CVB Financial Corporation	12,900	139,578
Glacier Bancorp Incorporated «	86,500	1,254,250
Hancock Holding Company «	64,500	2,037,555
Zions Bancorporation «	122,000	2,619,340

		9,839,893

Insurance: 3.03%
Horace Mann Educators Corporation	51,500	989,315
Stancorp Financial Group Incorporated «	54,500	1,872,075

		2,861,390

Real Estate Management & Development: 2.08%
Jones Lang LaSalle Incorporated	25,250	1,962,935

Health Care: 8.52%

Health Care Equipment & Supplies: 2.53%
Steris Corporation	67,000	2,385,870

Health Care Providers & Services: 1.73%
AMN Healthcare Services Incorporated †	164,500	1,631,840

Life Sciences Tools & Services: 4.26%
Bio-Rad Laboratories Incorporated †	13,500	1,368,225
Charles River Laboratories International Incorporated †	39,500	1,474,140
Covance Incorporated «†	24,000	1,169,040

		4,011,405

Industrials: 24.34%

Air Freight & Logistics: 0.69%
Forward Air Corporation	19,500	650,715

Commercial Services & Supplies: 9.31%
ACCO Brands Corporation †	106,500	771,060
Kar Auction Services Incorporated †	164,500	3,290,000
Resources Connection Incorporated «	134,000	1,653,560
Schawk Incorporated «	71,000	876,140
School Specialty Incorporated «†	132,000	244,200
United Stationers Incorporated «	67,000	1,944,340

		8,779,300

Construction & Engineering: 3.24%
EMCOR Group Incorporated	48,500	1,559,760
Pike Electric Corporation †	164,000	1,494,040

		3,053,800

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Intrinsic Small Cap Value Fund	13

Security name	Shares	Value

Machinery: 7.04%
IDEX Corporation	48,000	$2,041,440
Trinity Industries Incorporated	54,000	1,689,120
Wabtec Corporation	21,000	1,719,900
Watts Water Technologies Incorporated «	29,500	1,186,785

		6,637,245

Marine: 1.55%
Kirby Corporation †	25,500	1,465,740

Professional Services: 1.14%
Korn/Ferry International †	80,500	1,077,895

Road & Rail: 1.37%
Landstar System Incorporated	25,500	1,291,575

Information Technology: 13.21%

Communications Equipment: 1.50%
Plantronics Incorporated «	43,500	1,411,140

Computers & Peripherals: 3.46%
Avid Technology Incorporated «†	199,000	1,168,130
Electronics For Imaging Incorporated †	121,000	2,100,560

		3,268,690

Electronic Equipment, Instruments & Components: 2.31%
Jabil Circuit Incorporated	125,500	2,176,170

Internet Software & Services: 1.46%
WebMD Health Corporation †	92,500	1,379,175

IT Services: 1.51%
DST Systems Incorporated	25,000	1,426,000

Semiconductors & Semiconductor Equipment: 1.99%
ATMI Incorporated †	46,000	908,500
International Rectifier Corporation «†	62,500	968,125

		1,876,625

Software: 0.98%
Informatica Corporation †	34,000	922,760

Materials: 1.65%

Construction Materials: 1.65%
Texas Industries Incorporated «†	36,000	1,552,680

Telecommunication Services: 0.77%

Diversified Telecommunication Services: 0.77%
General Communication Incorporated Class A «†	83,500	729,790

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Portfolio of investments—October 31, 2012

Security name		Shares	Value

Utilities: 1.67%

Electric Utilities: 1.67%
Westar Energy Incorporated		53,000	$1,574,100

Total Common Stocks (Cost $81,666,845)			90,131,385

		Principal
Other: 0.24%
Gryphon Funding Limited, Pass-Through Entity (v)(i)(a)		$770,830	231,249

Total Other (Cost $77,342)			231,249

	Yield	Shares

Short-Term Investments: 17.43%

Investment Companies: 17.43%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17%	5,955,517	5,955,517
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.22	10,479,116	10,479,116

Total Short-Term Investments (Cost $16,434,633)			16,434,633

Total investments in securities
(Cost $98,178,820) *	113.25%	106,797,267
Other assets and liabilities, net	(13.25)	(12,499,057)

Total net assets	100.00%	$94,298,210

«	All or a portion of this security is on loan.

†	Non-income-earning security

(v)	Security represents investment of cash collateral received from securities on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $100,375,007 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$14,135,095
Gross unrealized depreciation	(7,712,835)

Net unrealized appreciation	$6,422,260

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2012	Wells Fargo Advantage Intrinsic Small Cap Value Fund	15

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$90,362,634
In affiliated securities, at value (see cost below)	16,434,633

Total investments, at value (see cost below)	106,797,267
Receivable for investments sold	671,624
Receivable for Fund shares sold	80,415
Receivable for dividends	21,218
Receivable for securities lending income	3,356
Prepaid expenses and other assets	23,358

Total assets	107,597,238

Liabilities
Payable for Fund shares redeemed	2,602,132
Payable upon receipt of securities loaned	10,556,458
Advisory fee payable	61,562
Distribution fees payable	58
Due to other related parties	13,916
Accrued expenses and other liabilities	64,902

Total liabilities	13,299,028

Total net assets	$94,298,210

NET ASSETS CONSIST OF
Paid-in capital	$170,621,625
Undistributed net investment loss	(149,642)
Accumulated net realized losses on investments	(84,792,220)
Net unrealized gains on investments	8,618,447

Total net assets	$94,298,210

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$357,190
Shares outstanding – Class A	22,379
Net asset value per share – Class A	$15.96
Maximum offering price per share – Class A2	$16.93
Net assets – Class C	$89,321
Shares outstanding – Class C	5,830
Net asset value per share – Class C	$15.32
Net assets – Administrator Class	$6,801,459
Shares outstanding – Administrator Class	420,917
Net asset value per share – Administrator Class	$16.16
Net assets – Institutional Class	$40,073,155
Shares outstanding – Institutional Class	2,454,869
Net asset value per share – Institutional Class	$16.32
Net assets – Investor Class	$46,977,085
Shares outstanding – Investor Class	2,970,567
Net asset value per share – Investor Class	$15.81

Investments in unaffiliated securities, at cost	$81,744,187

Investments in affiliated securities, at cost	$16,434,633

Total investments, at cost	$98,178,820

Securities on loan, at value	$10,350,018

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Statement of operations—year ended October 31, 2012

Investment income
Dividends	$1,016,733
Securities lending income, net	54,405
Income from affiliated securities	6,019

Total investment income	1,077,157

Expenses
Advisory fee	802,428
Administration fees
Fund level	50,152
Class A	811
Class C	272
Administrator Class	8,080
Institutional Class	34,014
Investor Class	160,259
Shareholder servicing fees
Class A	780
Class C	262
Administrator Class	19,433
Investor Class	123,223
Distribution fees
Class C	785
Custody and accounting fees	35,453
Professional fees	43,034
Registration fees	15,232
Shareholder report expenses	362
Trustees’ fees and expenses	15,551
Other fees and expenses	5,334

Total expenses	1,315,465
Less: Fee waivers and/or expense reimbursements	(52,095)

Net expenses	1,263,370

Net investment loss	(186,213)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	6,704,703
Net change in unrealized gains (losses) on investments	6,428,200

Net realized and unrealized gains (losses) on investments	13,132,903

Net increase in net assets resulting from operations	$12,946,690

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Intrinsic Small Cap Value Fund	17

	Year ended October 31, 2012		Year ended October 31, 2011

Operations
Net investment loss		$(186,213)		$(339,298)
Net realized gains on investments		6,704,703		14,690,507
Net change in unrealized gains (losses) on investments		6,428,200		(6,023,641)

Net increase in net assets resulting from operations		12,946,690		8,327,568

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	13,328	199,512	4,615	68,500
Class C	355	5,000	3,209	48,259
Administrator Class	56,016	844,905	1,038,648	15,271,750
Institutional Class	259,458	3,949,026	334,425	5,008,327
Investor Class	221,052	3,388,707	199,982	2,988,445

		8,387,150		23,385,281

Payment for shares redeemed
Class A	(4,395)	(65,907)	(16,785)	(251,136)
Class C	(2,446)	(37,063)	(5,828)	(87,101)
Administrator Class	(319,650)	(4,906,982)	(769,230)	(11,517,890)
Institutional Class	(728,732)	(11,279,038)	(2,568,025)	(40,433,520)
Investor Class	(976,289)	(14,554,201)	(2,252,129)	(33,218,405)

		(30,843,191)		(85,508,052)

Net decrease in net assets resulting from capital share transactions		(22,456,041)		(62,122,771)

Total decrease in net assets		(9,509,351)		(53,795,203)

Net assets
Beginning of period		103,807,561		157,602,764

End of period		$94,298,210		$103,807,561

Undistributed net investment loss		$(149,642)		$0

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$14.06	$13.81	$11.52	$11.08	$13.72
Net investment income (loss)	(0.06)[2]	(0.06)[2]	(0.06)	(0.02)[2]	0.00	2,[3]
Net realized and unrealized gains (losses) on investments	1.96	0.31	2.35	0.47	(2.64)

Total from investment operations	1.90	0.25	2.29	0.45	(2.64)
Distributions to shareholders from
Tax basis return of capital	0.00	0.00	0.00	(0.01)	0.00
Net asset value, end of period	$15.96	$14.06	$13.81	$11.52	$11.08
Total return[4]	13.51%	1.81%	19.88%	4.09%	(19.24)%
Ratios to average net assets (annualized)
Gross expenses	1.48%	1.44%	1.54%	1.57%	1.55%
Net expenses	1.45%	1.42%	1.45%	1.45%	1.45%
Net investment income (loss)	(0.38)%	(0.41)%	(0.49)%	(0.17)%	0.01%
Supplemental data
Portfolio turnover rate	33%	54%	147%	64%	77%
Net assets, end of period (000s omitted)	$357	$189	$354	$290	$29

1.	For the period from March 31, 2008 (commencement of class operations), to October 31, 2008.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$13.60	$13.45	$11.31	$10.95	$13.61
Net investment loss	(0.16)[2]	(0.17)[2]	(0.18)	(0.09)[2]	(0.06)[2]
Net realized and unrealized gains (losses) on investments	1.88	0.32	2.32	0.45	(2.60)

Total from investment operations	1.72	0.15	2.14	0.36	(2.66)
Net asset value, end of period	$15.32	$13.60	$13.45	$11.31	$10.95
Total return[3]	12.65%	1.12%	18.92%	3.29%	(19.54)%
Ratios to average net assets (annualized)
Gross expenses	2.22%	2.19%	2.30%	2.31%	2.33%
Net expenses	2.20%	2.17%	2.20%	2.20%	2.20%
Net investment loss	(1.12)%	(1.19)%	(1.24)%	(0.90)%	(0.76)%
Supplemental data
Portfolio turnover rate	33%	54%	147%	64%	77%
Net assets, end of period (000s omitted)	$89	$108	$142	$132	$26

1.	For the period from March 31, 2008 (commencement of class operations), to October 31, 2008.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for period of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.20	$13.91	$11.58	$11.10	$18.10
Net investment income (loss)	(0.02)[1]	(0.05)[1]	(0.02)	0.02 [1]	0.06 [1]
Net realized and unrealized gains (losses) on investments	1.98	0.34	2.35	0.46	(5.70)

Total from investment operations	1.96	0.29	2.33	0.48	(5.64)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.22)
Net realized gains	0.00	0.00	0.00	0.00	(1.14)

Total distributions to shareholders	0.00	0.00	0.00	0.00	(1.36)
Net asset value, end of period	$16.16	$14.20	$13.91	$11.58	$11.10
Total return	13.80%	2.08%	20.12%	4.32%	(33.26)%
Ratios to average net assets (annualized)
Gross expenses	1.30%	1.22%	1.37%	1.38%	1.38%
Net expenses	1.20%	1.19%	1.20%	1.20%	1.20%
Net investment income (loss)	(0.12)%	(0.30)%	(0.23)%	0.18%	0.41%
Supplemental data
Portfolio turnover rate	33%	54%	147%	64%	77%
Net assets, end of period (000s omitted)	$6,801	$9,722	$5,774	$5,730	$6,447

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.32	$14.00	$11.63	$11.15	$18.19
Net investment income	0.01 [1]	0.00 [1,2]	0.00 [1,2]	0.04 [1]	0.09 [1]
Net realized and unrealized gains (losses) on investments	1.99	0.32	2.37	0.47	(5.73)

Total from investment operations	2.00	0.32	2.37	0.51	(5.64)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.26)
Net realized gains	0.00	0.00	0.00	0.00	(1.14)
Tax basis return of capital	0.00	0.00	0.00	(0.03)	0.00

Total distributions to shareholders	0.00	0.00	0.00	(0.03)	(1.40)
Net asset value, end of period	$16.32	$14.32	$14.00	$11.63	$11.15
Total return	13.97%	2.29%	20.38%	4.61%	(33.17)%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.01%	1.10%	1.11%	1.11%
Net expenses	1.00%	0.98%	1.00%	1.00%	1.00%
Net investment income (loss)	0.07%	0.02%	(0.03)%	0.36%	0.60%
Supplemental data
Portfolio turnover rate	33%	54%	147%	64%	77%
Net assets, end of period (000s omitted)	$40,073	$41,861	$72,200	$65,014	$64,444

1.	Calculated based upon average shares outstanding

2.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INVESTOR CLASS	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.94	$13.70	$11.43	$10.99	$17.92
Net investment income (loss)	(0.06)[1]	(0.07)[1]	(0.06)[1]	(0.01)[1]	0.02 [1]
Net realized and unrealized gains (losses) on investments	1.93	0.31	2.33	0.45	(5.65)

Total from investment operations	1.87	0.24	2.27	0.44	(5.63)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.16)
Net realized gains	0.00	0.00	0.00	0.00	(1.14)

Total distributions to shareholders	0.00	0.00	0.00	0.00	(1.30)
Net asset value, end of period	$15.81	$13.94	$13.70	$11.43	$10.99
Total return	13.49%	1.75%	19.86%	4.00%	(33.46)%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.50%	1.63%	1.67%	1.70%
Net expenses	1.49%	1.48%	1.49%	1.49%	1.49%
Net investment income (loss)	(0.42)%	(0.48)%	(0.47)%	(0.12)%	0.11%
Supplemental data
Portfolio turnover rate	33%	54%	147%	64%	77%
Net assets, end of period (000s omitted)	$46,977	$51,927	$79,132	$180,060	$213,243

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Intrinsic Small Cap Value Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Intrinsic Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses and recognition of partnership income. At October 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment loss	Accumulated net realized losses on investments
$(1,224)	$36,571	$(35,347)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Notes to financial statements	Wells Fargo Advantage Intrinsic Small Cap Value Fund	25

As of October 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $82,596,033 with $74,906,323 expiring in 2017; and $7,689,710 expiring in 2018.

As of October 31, 2012, the Fund had a qualified late-year ordinary loss of $149,642 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$90,131,385	$0	$0	$90,131,385
Other	0	0	231,249	231,249
Short-term investments
Investment companies	5,955,517	10,479,116	0	16,434,633
	$96,086,902	$10,479,116	$231,249	$106,797,267

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2012, the Fund did not have any significant transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

26	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Notes to financial statements

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2012, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32	*

*	Prior to May 1, 2012, the class level administration fee for Investor Class was 0.33%.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.45% for Class A, 2.20% for Class C, 1.20% for Administrator Class, 1.00% for Institutional Class, and 1.49% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended October 31, 2012, Wells Fargo Funds Distributor, LLC received $671 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2012, were $31,054,607 and $56,351,793, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2012, the Fund paid $228 in commitment fees.

Notes to financial statements	Wells Fargo Advantage Intrinsic Small Cap Value Fund	27

For the year ended October 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

For the years ended October 31, 2012 and October 31, 2011, the Fund did not have any distributions paid to shareholders.

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Late-year ordinary losses deferred*	Capital loss carryforward
$6,422,260	$ (149,642)	$(82,596,033)
*	This amount will be recognized on the first day of the following fiscal year.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

10. SUBSEQUENT EVENT

After the close of business on November 20, 2012, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund issued securities with a value of $38,549,389 and cash in the amount of $1,451,872. The Fund recognized gains in the amount of $6,259,544. The redemption in-kind by a shareholder of the Institutional Class represented 42% of the Fund.

28	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Intrinsic Small Cap Value Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intrinsic Small Cap Value Fund as of October 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2012

Other information (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	29

TAX INFORMATION

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 77 funds in the Fund complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Intrinsic Small Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

213210 12-12 A242/AR242 10-12

Wells Fargo Advantage Small Cap Opportunities Fund

Annual Report

October 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM) .
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $210 billion in assets under management, as of October 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Income Plus Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
High Yield Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Small Cap Opportunities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—two worries that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Small Cap Opportunities Fund for the 12-month period that ended October 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Small cap stocks underperformed large cap stocks for the period.

Macroeconomic optimism faded as global growth slowed and worries rose.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—two worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Bank (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in an effort to support the economy and financial system. In response to signs of a sluggish economy, after its September 2012 meeting the FOMC announced its intention to keep interest rates low until at least mid-2015. The Fed also announced open-ended purchases of $40 billion per month in mortgage-backed securities in an effort to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. The ECB soon lowered its key rate twice in response to weakness in the southern European economies, and a third cut in July 2012 put its key rate at a historic low of 0.75%. In September, the ECB announced that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had applied for a formal bailout through either the European Financial Stability Facility or the European Stability Mechanism.

U.S. stocks gained as the U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) came in at a 1.3% annualized rate in the third quarter of 2011 and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth moderated to 2.0%, 1.3%, and 2.7% annualized rates in the first, second, and third quarters of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in

Letter to shareholders (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	3

Europe. The unemployment rate was a notable exception to generally positive U.S. economic news. Although the unemployment rate declined—from 8.7% in November 2011 to 7.9% in October 2012—at least part of the decline could be attributed to a decline in the labor force. (People are only counted as unemployed if they are officially looking for work.) The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market. Small cap stocks gained 12.08% for the period as measured by the Russell 2000® Index1, trailing the 13.00% gain for mid cap stocks as measured by the Russell 2500TM Index2 and the 15.21% return for large cap stocks as measured by the S&P 500 Index3. Value stocks outperformed growth stocks across all market capitalizations, aided by strong returns from financials.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market.

1.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Small Cap Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Schroder Investment Management North America Inc.

Portfolio manager

Jenny B. Jones

Average annual total returns (%) as of October 31, 2012

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Administrator Class (NVSOX)	8-1-93	10.12	1.77	11.18	1.25	1.23
Russell 2000® Index[3]	–	12.08	1.19	9.58	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com .

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	5

Growth of $1,000,000 investment[4] as of October 31, 2012

1.	Reflects the expense ratios as stated in the most recent prospectus.

2.	The Adviser has committed through February 28, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.20% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 ® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

4.	The chart compares the performance of Administrator Class shares for the most recent ten years with the Russell 2000 Index. The chart assumes a hypothetical investment of $1,000,000 in Administrator Class shares and reflects all operating expenses.

5.	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison to a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Small Cap Opportunities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000® Index, for the 12-month period that ended October 31, 2012.

■

Sector allocation was the main driver of the Fund’s underperformance, with the primary detractors being cash and an underweight in financial services, which was the best-performing sector within the Russell 2000 Index over the 12 months. Within the financials sector, an underweight to real estate investment trusts (REITs) was the most significant detractor.

■

Stock selection, in aggregate, benefitted performance during the 12-month period within the health care sector. In health care, a number of stocks contributed, such as our holding in Cooper Companies Incorporated, a manufacturer of contact lenses and related products. The company delivered strong returns due to growing market share and expanding margins. In the technology sector, one of our best stocks was Kenexa Corporation, which rallied after receiving a takeover bid from International Business Machines Corporation.

■

Over the past 12-months, market performance has been heavily influenced by macroeconomic and geopolitical forces, which have tended to vacillate between periods of strong optimism and pessimism. However, we have remained committed to our bottom-up investment approach in seeking to ensure that individual stock selection drives our portfolio construction and management.

Equity market performance was heavily influenced by macro conditions.

During November 2011, the first month of the reporting period, the Russell 2000 Index was down approximately 10% at one point, driven lower by concerns about European economies and the European sovereign debt crisis. Toward the end of the month, however, a strong rally began that helped the index end virtually unchanged over the final two months of 2011. This rally continued into the first quarter of 2012, with the index returning over 12% as investors rewarded higher-risk stocks such as stocks with the smallest and highest beta5. Index returns during the second quarter were negative 3.5% as periodic concerns about the U.S. economic recovery and Europe punctuated the quarter, which led stocks with meaningful exposure to Europe to falter. As some of those concerns subsided, risk-on behavior returned and the market rallied once more, within the index posting a return of over 5% from July to September. Additionally, investors began to respond to signs of firming in the U.S. economy. The employment picture slowly improved and there were clear indications that the housing market was finally finding its footing. The last month of the 12-month period, however, saw weakness as investors began to doubt the ability of companies to deliver on Wall Street earnings forecasts that many felt were overly optimistic.

Ten largest equity holdings[6] (%) as of October 31, 2012
IDACORP Incorporated	1.89
Kenexa Corporation	1.70
Waste Connections Incorporated	1.67
Applied Industrial Technologies Incorporated	1.55
Northwestern Corporation	1.53
Packaging Corporation of America	1.49
Dominos Pizza Incorporated	1.48
Cooper Companies Incorporated	1.45
Parexel International Corporation	1.45
Alterra Capital Holdings Limited	1.41

Adverse stock selection in several sectors hindered the Fund’s performance.

The Fund’s underperformance during the period was primarily driven by cash exposure and adverse stock selection in the financials sector. Among our industrials holdings, a manufacture of graphite and carbon based products, GrafTech International Limited (which we no longer hold) fell by over 44% during the period after the company cited weakening demand for its products and mounting pricing pressures in the industry, especially as related to its European business.

Another area where we saw underperformance was with several of our key energy holdings, Swift Energy Company (which we no longer hold) and SM Energy

Company. Both companies were hurt by the depressed price of natural gas and also by weakness in liquefied natural gas (LNG) prices. The latter is composed of compounds such as methane and propane. These are key raw materials for chemical companies and sell at a substantial premium to natural gas. However, pricing was weak during a good part of the year due to lower demand from the chemical companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	7

Our best relative performance was in health care within the consumer discretionary sector, Domino’s Pizza Incorporated delivered strong returns based in part on new menus and also in our view an underappreciated international business that continues to experience good growth. Lamar Advertising Company, which specializes in outside advertising, also was a strong contributor after the company reported solid revenue gains due in part to its program of conversion to digital boards, which continues and increases revenue potential per board. Finally, the company is discussing conversion to REIT status, which has been well received by the market.

Sector distribution[7] as of October 31, 2012

We remain cautious as macro news continues to drive the market.

We continue to believe that the U.S. economy is in a slow growth phase, which we expect to continue for the foreseeable future, barring exogenous shocks to the system. The Fed has made it clear that it intends to keep rates low until mid-2015 and is prepared to take additional measures as necessary to support employment and GDP growth. We believe this creates a favorable backdrop for equity investors. In counterpoint, it must be noted that Wall Street analysts appear to have been overly optimistic in their earnings estimates for companies this year and for 2013. We do see estimates starting to come down, but this has created expectations in some stocks that we believe will be difficult to meet.

At the portfolio level, our sector exposures continue to be a function of the bottom-up opportunities we are finding. But there are some key ideas worth mentioning in health care and technology. In our health care investments we tend to look for technology-related companies that provide faster, better and less expensive service or diagnostics; we also actively seek out companies that reduce overall costs to the health care system; and, finally, we are looking for companies with lower exposure to government reimbursement risk.

In technology, we are seeking stocks with greater mobility in client devices (i.e., lighter and thinner devices utilizing touch screen technology); exposure to faster speeds and wireless capabilities in network infrastructure (such as 4G/LTE networks); and the growing use of internet-based applications through data centers.

It is also necessary to mention the “fiscal cliff” as a potentially negative exogenous factor. It is unclear, as of this writing, how our political leaders in Washington will resolve the twin problems of lowering the deficit and raising additional tax revenue for the government. However it remains possible that we will enter 2013 without a resolution to the problem. We do believe that a bargain will be struck at some point, but that may not be until the first part of next year.

Please see footnotes on page 5.

8	Wells Fargo Advantage Small Cap Opportunities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 5-1-12	Ending account value 10-31-12	Expenses paid during the period[1]	Net annual expense ratio
Administrator Class
Actual	$1,000.00	$1,006.13	$6.05	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09	1.20%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Small Cap Opportunities Fund	9

Security name	Shares	Value

Common Stocks: 90.30%

Consumer Discretionary: 14.92%

Distributors: 0.78%
Core Mark Holding Company Incorporated	21,100	$1,010,057
LKQ Corporation †	185,500	3,875,095

		4,885,152

Hotels, Restaurants & Leisure: 6.60%
AFC Enterprises Incorporated †	95,100	2,407,932
Bally Technologies Incorporated «†	83,000	4,143,360
Churchill Downs Incorporated	25,900	1,692,047
Domino’s Pizza Incorporated «	227,700	9,249,174
Home Inns & Hotels Management ADR «†	120,000	3,534,000
Ignite Restaurant Group Incorporated †	325,700	3,732,522
Manchester United plc «†	59,166	744,900
Pinnacle Entertainment Incorporated «†	367,000	4,682,920
Six Flags Entertainment Corporation «	84,000	4,797,240
The Wendy’s Company	1,472,500	6,287,575

		41,271,670

Household Durables: 0.80%
American Greetings Corporation Class A «	158,800	2,726,596
Harman International Industries Incorporated	53,900	2,260,027

		4,986,623

Leisure Equipment & Products: 0.24%
Callaway Golf Company «	275,300	1,503,138

Media: 0.66%
Lamar Advertising Company Class A «†	67,500	2,649,375
Madison Square Garden Incorporated Class A †	36,300	1,494,108

		4,143,483

Specialty Retail: 4.95%
Asbury Automotive Group Incorporated †	112,200	3,558,984
Chico’s FAS Incorporated	213,300	3,967,380
Children’s Place Retail Stores Incorporated «†	53,900	3,149,377
Finish Line Incorporated «	325,900	6,780,350
Group 1 Automotive Incorporated	67,100	4,160,871
Men’s Wearhouse Incorporated «	106,000	3,475,740
Rent-A-Center Incorporated	174,700	5,822,751

		30,915,453

Textiles, Apparel & Luxury Goods: 0.89%
Fifth & Pacific Companies Incorporated «†	504,500	5,539,410

Consumer Staples: 2.41%

Food & Staples Retailing: 1.11%
Casey’s General Stores Incorporated «	85,500	4,407,525
Chef’s Warehouse Incorporated †	164,500	2,539,880

		6,947,405

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Small Cap Opportunities Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Food Products: 0.11%
Whitewave Foods Company †	41,900	$690,093

Personal Products: 0.42%
Elizabeth Arden Incorporated †	41,300	1,948,534
Inter Parfums Incorporated	37,100	677,446

		2,625,980

Tobacco: 0.77%
Universal Corporation «	96,800	4,797,408

Energy: 4.21%

Energy Equipment & Services: 1.49%
Helix Energy Solutions Group Incorporated «†	185,600	3,209,024
Oil States International Incorporated †	84,000	6,140,400

		9,349,424

Oil, Gas & Consumable Fuels: 2.72%
Carrizo Oil & Gas Incorporated «†	73,700	1,976,634
Laredo Petroleum Holdings Incorporated «†	280,400	5,689,316
PDC Energy Incorporated «†	70,300	2,127,981
PetroQuest Energy Incorporated «†	533,700	3,255,570
SM Energy Company	50,000	2,696,000
Teekay Corporation «	40,134	1,228,502

		16,974,003

Financials: 14.98%

Capital Markets: 1.38%
HFF Incorporated Class A «†	147,300	2,051,889
KBW Incorporated «	216,400	3,516,500
Lazard Limited «	103,500	3,049,110

		8,617,499

Commercial Banks: 3.32%
Bank of Hawaii Corporation	68,000	3,002,880
FirstMerit Corporation «	283,200	3,925,152
Lakeland Financial Corporation	89,700	2,394,093
Old National Bancorp «	258,400	3,170,568
Simmons First National Corporation «	114,400	2,847,416
SVB Financial Group †	50,500	2,857,795
Westamerica Bancorporation «	58,300	2,572,196

		20,770,100

Diversified Financial Services: 0.65%
Compass Diversified Holdings	279,900	4,030,560

Insurance: 4.41%
Alterra Capital Holdings Limited «	360,416	8,804,963
Amerisafe Incorporated †	98,100	2,575,125
Brown & Brown Incorporated	198,700	5,076,785

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Small Cap Opportunities Fund	11

Security name	Shares	Value

Insurance (continued)
Infinity Property & Casualty Corporation «	10,700	$611,077
Primerica Incorporated	127,200	3,594,672
Reinsurance Group of America Incorporated	130,100	6,884,892

		27,547,514

Real Estate Management & Development: 0.32%
Altisource Portfolio Solutions SA †	17,500	1,986,250

REITs: 4.12%
Colonial Properties Trust «	294,300	6,365,709
Equity Lifestyle Properties Incorporated	93,433	6,290,844
Health Care REIT Incorporated	12,508	743,350
Hudson Pacific Properties Incorporated	129,338	2,453,542
LaSalle Hotel Properties	66,242	1,585,833
Mid-America Apartment Communities Incorporated	54,504	3,526,954
Redwood Trust Incorporated «	307,360	4,791,742

		25,757,974

Thrifts & Mortgage Finance: 0.78%
Everbank Financial Corporation	16,100	245,364
Ocwen Financial Corporation «†	120,800	4,659,256

		4,904,620

Health Care: 13.17%

Biotechnology: 1.31%
Cepheid Incorporated †	97,600	2,958,256
Lexicon Genetics Incorporated †	1,020,800	2,113,056
Onyx Pharmaceuticals Incorporated «†	26,500	2,076,540
Puma Biotechnology Incorporated †	49,300	1,015,580

		8,163,432

Health Care Equipment & Supplies: 5.01%
Cooper Companies Incorporated	94,300	9,050,914
Haemonetics Corporation †	78,900	6,446,130
Masimo Corporation †	169,000	3,712,930
Orthofix International NV †	36,100	1,431,726
Sirona Dental Systems Incorporated †	95,900	5,491,234
Unilife Corporation «†	518,769	1,421,427
Volcano Corporation †	81,000	2,318,220
West Pharmaceutical Services Incorporated	27,000	1,454,490

		31,327,071

Health Care Providers & Services: 3.02%
Centene Corporation †	25,500	968,490
Healthcare Services Group «	117,100	2,798,690
HealthSouth Rehabilitation Corporation «†	272,700	6,034,851
HMS Holdings Corporation «†	106,300	2,454,467
Lifepoint Hospitals Incorporated †	70,700	2,498,538
Metro Health Networks Incorporated †	159,200	1,740,056
Myriad Genetics Incorporated «†	89,900	2,352,683

		18,847,775

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Small Cap Opportunities Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Health Care Technology: 0.37%
Medassets Incorporated †	129,400	$2,294,262

Life Sciences Tools & Services: 1.97%
Fluidigm Corporation «†	98,200	1,481,838
Parexel International Corporation «†	294,300	9,032,067
TECHNE Corporation	26,300	1,771,568

		12,285,473

Pharmaceuticals: 1.49%
Medicis Pharmaceutical Corporation Class A	120,800	5,243,928
Salix Pharmaceuticals Limited †	82,200	3,209,088
VIVUS Incorporated «†	59,400	885,060

		9,338,076

Industrials: 15.24%

Aerospace & Defense: 0.62%
Hexcel Corporation †	151,000	3,859,560

Airlines: 0.71%
Spirit Airlines Incorporated †	253,900	4,455,945

Building Products: 0.53%
Armstrong World Industries Incorporated «	63,200	3,273,760

Commercial Services & Supplies: 4.43%
Clean Harbors Incorporated †	78,900	4,603,815
Progressive Waste Solutions Limited «	125,200	2,421,368
Standard Parking Corporation «†	279,361	6,383,399
Stantec Incorporated	65,194	2,245,480
Tetra Tech Incorporated †	63,300	1,642,002
Waste Connections Incorporated	317,025	10,407,931

		27,703,995

Construction & Engineering: 0.92%
Great Lakes Dredge & Dock Company	127,800	1,016,010
MYR Group Incorporated †	223,900	4,742,202

		5,758,212

Electrical Equipment: 2.15%
AZZ Incorporated	50,800	2,003,552
EnerSys †	139,400	4,806,512
Regal-Beloit Corporation	45,200	2,946,136
Thermon Group Holdings Incorporated «†	149,000	3,701,160

		13,457,360

Machinery: 1.84%
Cascade Corporation	23,400	1,520,766
Enpro Industries Incorporated «†	146,700	5,363,352
IDEX Corporation «	108,300	4,605,999

		11,490,117

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Small Cap Opportunities Fund	13

Security name	Shares	Value

Professional Services: 0.67%
Towers Watson & Company Class A	78,300	$4,205,493

Road & Rail: 0.98%
Genesee & Wyoming Incorporated «†	62,400	4,522,128
Swift Transportation Company «†	160,400	1,563,900

		6,086,028

Trading Companies & Distributors: 2.39%
Applied Industrial Technologies Incorporated	238,500	9,680,715
MRC Global Incorporated †	214,600	5,246,970

		14,927,685

Information Technology: 11.99%

Communications Equipment: 0.93%
Comverse Technology Incorporated	389,300	2,565,487
EXFO Incorporated †	124,700	568,632
JDS Uniphase Corporation †	275,300	2,667,657

		5,801,776

Electronic Equipment, Instruments & Components: 0.83%
Electro Rent Corporation	42,900	674,388
MTS Systems Corporation «	31,900	1,608,079
ScanSource Incorporated «†	99,800	2,919,150

		5,201,617

Internet Software & Services: 1.67%
Allegiant Travel Company †	37,900	2,756,846
Ancestry.com Incorporated †	99,000	3,128,400
ComScore Incorporated «†	114,100	1,616,797
Hawaiian Holdings Incorporated «†	500,800	2,969,744

		10,471,787

IT Services: 1.55%
Gartner Incorporated †	9,100	422,331
Genpact Limited	187,400	3,300,114
Sapient Corporation «†	365,000	3,752,200
TNS Incorporated †	153,845	2,203,060

		9,677,705

Office Electronics: 0.62%
Zebra Technologies Corporation †	107,800	3,873,254

Semiconductors & Semiconductor Equipment: 2.44%
Fairchild Semiconductor International Incorporated †	357,900	4,208,904
Hittite Microwave Corporation «†	59,900	3,392,736
Integrated Device Technology Incorporated «†	705,500	3,837,920
MA-COM Technology Solutions Holdings Incorporated †	136,600	1,706,134
Monolithic Power Systems Incorporated «†	108,000	2,098,440

		15,244,134

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Small Cap Opportunities Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Software: 3.95%
Cadence Design Systems Incorporated «†	218,200	$2,762,412
Kenexa Corporation †	230,500	10,593,780
Netscout Systems Incorporated †	138,200	3,417,686
Parametric Technology Corporation †	390,800	7,886,344

		24,660,222

Materials: 8.09%

Chemicals: 2.79%
Cabot Corporation	108,400	3,876,384
Innophos Holdings Incorporated «	177,200	8,443,580
Minerals Technologies Incorporated «	39,800	2,852,068
Quaker Chemical Corporation «	42,000	2,225,580

		17,397,612

Containers & Packaging: 3.22%
Berry Plastics Group Incorporated †	346,300	4,907,071
Packaging Corporation of America	264,200	9,318,334
Silgan Holdings Incorporated	136,100	5,894,491

		20,119,896

Metals & Mining: 1.70%
Kaiser Aluminum Corporation «	69,700	4,222,426
Pretium Resources Incorporated «†	349,500	4,725,240
Suncoke Energy Incorporated †	105,900	1,701,813

		10,649,479

Paper & Forest Products: 0.38%
Kapstone Paper & Packaging Corporation †	109,200	2,399,124

Utilities: 5.29%

Electric Utilities: 3.76%
Cleco Corporation	178,200	7,689,330
IDACORP Incorporated	264,000	11,806,080
UNS Energy Corporation	92,700	3,952,728

		23,448,138

Multi-Utilities: 1.53%
Northwestern Corporation	267,181	9,567,752

Total Common Stocks (Cost $474,181,151)		564,230,499

Investment Companies: 0.95%

Investment Companies: 0.95%
iShares Russell 2000 Index ETF	34,500	2,802,780
SPDR Gold Shares	18,900	3,153,654

Total Investment Companies (Cost $5,995,191)		5,956,434

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Small Cap Opportunities Fund	15

Security name		Principal	Value

Other: 0.11%
Gryphon Funding Limited, Pass-Through Entity (a)(v)(i)		$2,312,027	$693,608

Total Other (Cost $231,979)			693,608

	Yield	Shares
Short-Term Investments: 28.87%

Investment Companies: 28.87%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.17%	58,980,061	58,980,061
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(u)(l)	0.22	121,405,986	121,405,986

Total Short-Term Investments (Cost $180,386,047)			180,386,047

Total investments in securities
(Cost $660,794,368)*	120.23%	751,266,588
Other assets and liabilities, net	(20.23)	(126,422,589)

Total net assets	100.00%	$624,843,999

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(v)	Security represents investment of cash collateral received from securities on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $665,270,122 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$99,462,297
Gross unrealized depreciation	(13,465,831)

Net unrealized appreciation	$85,996,466

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Small Cap Opportunities Fund	Statement of assets and liabilities—October 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$570,880,541
In affiliated securities, at value (see cost below)	180,386,047

Total investments, at value (see cost below)	751,266,588
Receivable for investments sold	11,067,630
Receivable for Fund shares sold	493,780
Receivable for dividends	156,783
Receivable for securities lending income	25,796
Prepaid expenses and other assets	21,552

Total assets	763,032,129

Liabilities
Due to custodian bank	2,376,590
Payable for investments purchased	10,722,715
Payable for Fund shares redeemed	2,708,399
Payable upon receipt of securities loaned	121,637,965
Advisory fee payable	459,393
Due to other related parties	81,266
Accrued expenses and other liabilities	201,802

Total liabilities	138,188,130

Total net assets	$624,843,999

NET ASSETS CONSIST OF
Paid-in capital	$494,343,630
Overdistributed net investment income	(57,922)
Accumulated net realized gains on investments	40,086,071
Net unrealized gains on investments	90,472,220

Total net assets	$624,843,999

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Administrator Class	$624,843,999
Shares outstanding – Administrator Class	18,137,461
Net asset value per share – Administrator Class	$34.45

Investments in unaffiliated securities, at cost	$480,408,321

Investments in affiliated securities, at cost	$180,386,047

Total investments, at cost	$660,794,368

Securities on loan, at value	$119,702,841

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2012	Wells Fargo Advantage Small Cap Opportunities Fund	17

Investment income
Dividends *	$8,323,919
Securities lending income, net	255,839
Income from affiliated securities	79,927

Total investment income	8,659,685

Expenses
Advisory fee	5,164,748
Administration fees
Fund level	325,145
Administrator Class	650,290
Shareholder servicing fees
Administrator Class	1,625,725
Custody and accounting fees	46,409
Professional fees	19,724
Registration fees	26,528
Shareholder report expenses	20,041
Trustees’ fees and expenses	14,508
Other fees and expenses	8,879

Total expenses	7,901,997
Less: Fee waivers and/or expense reimbursements	(98,516)

Net expenses	7,803,481

Net investment income	856,204

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	46,905,106
Net change in unrealized gains (losses) on investments	14,456,955

Net realized and unrealized gains (losses) on investments	61,362,061

Net increase in net assets resulting from operations	$62,218,265

* Net of foreign dividend withholding taxes of	$23,236

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small Cap Opportunities Fund	Statement of changes in net assets

	Year ended October 31, 2012		Year ended October 31, 2011

Operations
Net investment income		$856,204		$31,971
Net realized gains on investments		46,905,106		55,659,944
Net change in unrealized gains (losses) on investments		14,456,955		(27,474,227)

Net increase in net assets resulting from operations		62,218,265		28,217,688

Distributions to shareholders from
Net realized gains
Administrator Class		(24,479,270)		0

Total distributions to shareholders		(24,479,270)		0

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Administrator Class	2,166,689	72,318,770	3,074,513	104,376,442
Reinvestment of distributions
Administrator Class	765,523	24,182,866	0	0
Payment for shares redeemed
Administrator Class	(5,000,111)	(166,116,470)	(5,463,686)	(183,832,035)

Net decrease in net assets resulting from capital share transactions		(69,614,834)		(79,455,593)

Total decrease in net assets		(31,875,839)		(51,237,905)

Net assets
Beginning of period		656,719,838		707,957,743

End of period		$624,843,999		$656,719,838

Undistributed (overdistributed) net investment income		$(57,922)		$0

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Opportunities Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2012	2011	2010	2009	2008
Net asset value, beginning of period	$32.50	$31.33	$25.88	$23.47	$39.68
Net investment income (loss)	0.05	0.00 [1]	(0.06)	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	3.13	1.17	5.51	3.38	(11.23)

Total from investment operations	3.18	1.17	5.45	3.36	(11.22)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.10)
Net realized gains	(1.23)	0.00	0.00	(0.93)	(4.89)
Tax basis return of capital	0.00	0.00	0.00	(0.02)	0.00

Total distributions to shareholders	(1.23)	0.00	0.00	(0.95)	(4.99)
Net asset value, end of period	$34.45	$32.50	$31.33	$25.88	$23.47
Total return	10.12%	3.73%	21.06%	15.44%	(31.65)%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.22%	1.25%	1.31%	1.28%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss)	0.13%	0.00%	(0.20)%	(0.07)%	0.08%
Supplemental data
Portfolio turnover rate	78%	100%	66%	68%	72%
Net assets, end of period (000s omitted)	$624,844	$656,720	$707,958	$612,110	$541,369

1.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small Cap Opportunities Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Small Cap Opportunities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2012, fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Small Cap Opportunities Fund	21

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

22	Wells Fargo Advantage Small Cap Opportunities Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities, net operating losses, and recognition of partnership income. At October 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized gains on investments
$(316,820)	$(914,126)	$1,230,946

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2012, the inputs used in valuing investments in securities which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$564,230,499	$0	$0	$564,230,499
Investment companies	5,956,434	0	0	5,956,434

Other	0	0	693,608	693,608

Short-term investments
Investment companies	58,980,061	121,405,986	0	180,386,047
	$629,166,994	$121,405,986	$693,608	$751,266,588

Notes to financial statements	Wells Fargo Advantage Small Cap Opportunities Fund	23

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2012, the Fund did not have any significant transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2012, the advisory fee was equivalent to an annual rate of 0.79% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Schroder Investment Management North America Inc. is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.50% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and for Administrator Class shares, a class level administration fee of 0.10% of its average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Administrator Class.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2012 were $458,427,320 and $490,474,122, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2012, the Fund paid $1,479 in commitment fees.

For the year ended October 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended October 31, 2012 was $24,479,270 of long-term capital gain. For the year ended October 31, 2011, the Fund did not pay any distributions to shareholders.

24	Wells Fargo Advantage Small Cap Opportunities Fund	Notes to financial statements

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$44,503,903	$85,996,466

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

10. SUBSEQUENT DISTRIBUTIONS

On December 7, 2012, the Fund declared a distribution from long-term capital gains to shareholders of record on December 6, 2012. The per share amount payable on December 10, 2012 was as follows:

Long-term capital gains
Administrator Class	$2.52799

On December 13, 2012, the Fund declared a distribution from net investment income to shareholders of record on December 12, 2012. The per share amount payable on December 14, 2012 was as follows:

Net investment income
Administrator Class	$0.07910

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Small Cap Opportunities Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Small Cap Opportunities Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small Cap Opportunities Fund as of October 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2012

26	Wells Fargo Advantage Small Cap Opportunities Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $24,479,270 was designated as long-term capital gain distributions for the fiscal year ended October 31, 2012.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified
		public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Small Cap Opportunities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 77 funds in the Fund complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Small Cap Opportunities Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

213211 12-12 A243/AR243 10-12

Wells Fargo Advantage Small Cap Value Fund

Annual Report

October 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM) .
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $210 billion in assets under management, as of October 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Income Plus Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
High Yield Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—two worries that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Small Cap Value Fund for the 12-month period that ended October 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Small cap stocks underperformed large cap stocks for the period.

Macroeconomic optimism faded as global growth slowed and worries rose.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—two worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Bank (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in an effort to support the economy and financial system. In response to signs of a sluggish economy, after its September 2012 meeting the FOMC announced its intention to keep interest rates low until at least mid-2015. The Fed also announced open-ended purchases of $40 billion per month in mortgage-backed securities in an effort to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. The ECB soon lowered its key rate twice in response to weakness in the southern European economies, and a third cut in July 2012 put its key rate at a historic low of 0.75%. In September, the ECB announced that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had applied for a formal bailout through either the European Financial Stability Facility or the European Stability Mechanism.

U.S. stocks gained as the U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) came in at a 1.3% annualized rate in the third quarter of 2011 and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth moderated to 2.0%, 1.3%, and 2.7% annualized rates in the first, second, and third quarters of 2012, continued

Letter to shareholders (unaudited)	Wells Fargo Advantage Small Cap Value Fund	3

economic growth in the U.S. contrasted with the more uncertain picture in Europe. The unemployment rate was a notable exception to generally positive U.S. economic news. Although the unemployment rate declined—from 8.7% in November 2011 to 7.9% in October 2012—at least part of the decline could be attributed to a decline in the labor force. (People are only counted as unemployed if they are officially looking for work.) The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market. Small cap stocks gained 12.08% for the period as measured by the Russell 2000® Index1, trailing the 13.00% gain for mid cap stocks as measured by the Russell 2500TM Index2 and the 15.21% return for large cap stocks as measured by the S&P 500 Index3. Value stocks outperformed growth stocks across all market capitalizations, aided by strong returns from financials.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market.

1.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Small Cap Value Fund	Letter to shareholders (unaudited)

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

This page is intentionally left blank.

6	Wells Fargo Advantage Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Erik C. Astheimer

I. Charles Rinaldi

Michael Schneider, CFA

Average annual total returns1 (%) as of October 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2](%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SMVAX)	11-30-00	5.78	0.38	11.31	12.22	1.57	11.98	1.34	1.32
Class B (SMVBX)*	11-30-00	6.37	0.42	11.39	11.37	0.81	11.39	2.09	2.07
Class C (SMVCX)	11-30-00	10.38	0.81	11.14	11.38	0.81	11.14	2.09	2.07
Administrator Class (SMVDX)	7-30-10	–	–	–	12.42	1.84	12.12	1.18	1.12
Institutional Class (WFSVX)	7-31-07	–	–	–	12.68	2.03	12.31	0.91	0.91
Investor Class (SSMVX)	12-31-97	–	–	–	12.18	1.60	12.06	1.41	1.35
Russell 2000® Value Index[4]	–	–	–	–	14.47	0.87	9.38	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Small Cap Value Fund	7

Growth of $10,000 investment[5] as of October 31, 2012

1.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through February 28, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.30% for Class A, 2.05% for Class B, 2.05% for Class C, 1.10% for Administrator Class, 0.90% for Institutional Class, and 1.33% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended October 31, 2012.

■

Strong stock selection in the information technology (IT) and energy sectors was more than offset by an unfavorable underweight in the financials and consumer discretionary sectors and an overweight in energy.

■	The Fund benefited from an overweight in materials companies, particularly gold miners, as the group rallied during the period.

With yet another round of quantitative easing working its way through the market, the accommodative monetary policy environment fueled a rally in stocks.

Financials and consumer discretionary were the two best-performing sectors in the benchmark. Our holdings in financials actually outperformed those in the benchmark, but we didn’t have enough exposure to regional banks and equity (or brick and mortar) real estate investment trusts (REITs), both core groups within the benchmark. Under the weight of increased regulation and slow recovery in loan volume, we remain cautious about regional banks. Our REIT investments are primarily in mortgage REITs, which invest in mortgages and have a collective yield in excess of 10%. Consumer discretionary stocks, especially those in the retail and debt-heavy media and hotel industries, trade at what we believe are rich valuation levels given the current uneven economic environment.

Ten largest equity holdings[6](%) as of October 31, 2012
Randgold Resources Limited ADR	8.41
InterOil Corporation	8.11
Chimera Investment Corporation	3.03
Range Resources Corporation	2.35
Agnico-Eagle Mines Limited	2.22
McMoRan Exploration Company	2.18
Chicago Bridge & Iron Company NV	2.17
Argo Group International Holdings Limited	1.98
United Continental Holdings Incorporated	1.93
Trilogy Energy Corporation	1.82

The Fund’s overweight in energy stocks also detracted from performance relative to the benchmark. Even though our energy holdings outperformed those in the benchmark (a 4% gain versus a 9% loss), it was not enough to overcome the weak sector environment. Our second largest holding, InterOil Corporation, rose 36% during the period, but many of the gas-oriented producers such as Trilogy Energy Corporation had weak performance. With natural gas prices declining in North America, drilling activities slowed dramatically, which depressed the stock prices of onshore energy services companies. Despite the negative short-term sentiment, our long-term view remains positive as we believe global energy demand should continue to increase in the coming decades. Given the positive demand trends, we believe the energy sector continues to provide a constructive backdrop for equity investment, though we anticipate that stock selection will most likely determine investment success more than in the previous decade. We believe valuations in the sector remain reasonable, in our opinion, and are in many instances well below the broader market.

The IT sector trailed most other sectors with a 4% loss in the benchmark, though our holdings outperformed with a near 10% gain. Strong stock selection coupled with modest underweight in the sector led to strong relative results. OSI Systems Incorporated, our largest IT position, rose 81% during the period. The security and health care monitoring systems company appears to be experiencing strong momentum as it ramps up its turn-key security screening business with significant contracts in Mexico and Puerto Rico. These turn-key contracts have high margins and tend to provide greater earnings visibility.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Small Cap Value Fund	9

Sector distribution[7] as of October 31, 2012

Given relatively accommodative monetary policy, it is not surprising to us to see rising demand for hard assets and improved performance for gold miners. The rise in gold’s price boosted the share prices of gold royalty companies Sandstorm Gold Limited and Royal Gold Incorporated. Royalty companies own interests in mines and historically have been relatively more insulated from the rising costs that have plagued many miners. We believe they may also offer relatively greater diversification vs. mining companies as they typically hold interests in many mines located around the world. Among traditional miners, Agnico-Eagle Mines Limited was a strong performer with a 33% gain during the period. The company has numerous mines that came online in the last few years, and thus we believe it has good opportunities to improve production through continued exploration and ironing out of operational issues.

Even with equities trending well, we remain vigilant about risk management as risks abound in the current market.

While the market is benefitting from an accommodative monetary policy, in our view investors should not shrug off worries about the impending “fiscal cliff” in the U.S., European sovereign debt, and slower growth from emerging countries as these may present long-term challenges to the market. Ballooning debt across many of the developed countries is a long-term structural issue that we believe must be addressed in order for the market to thrive over the long run. We believe the Fund is currently well positioned, particularly in resource assets such as precious metals and energy in the face of ongoing accommodative policies by central banks. These assets have a lower correlation to other holdings in the portfolio, which we feel may help the portfolio through enhanced diversification. While diversification may not prevent losses in a downturn, we believe it helps to manage risk. We believe our company-specific investment approach combined with low portfolio turnover and an emphasis on diversification will allow the Fund to deliver strong results regardless of macroeconomic market conditions.

Please see footnotes on page 7.

10	Wells Fargo Advantage Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2012 , to October 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-12	Ending account value 10-31-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,046.48	$6.69	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60	1.30%
Class B
Actual	$1,000.00	$1,042.78	$10.53	2.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.38	2.05%
Class C
Actual	$1,000.00	$1,042.66	$10.53	2.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.38	2.05%
Administrator Class
Actual	$1,000.00	$1,047.60	$5.66	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58	1.10%
Institutional Class
Actual	$1,000.00	$1,048.75	$4.63	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57	0.90%
Investor Class
Actual	$1,000.00	$1,046.65	$6.84	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.75	1.33%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Small Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 90.58%

Consumer Discretionary: 4.69%

Auto Components: 0.29%
Gentex Corporation	609,700	$10,499,034

Diversified Consumer Services: 0.41%
Cambium Learning Group Incorporated †	1,383,800	1,259,258
Corinthian Colleges Incorporated †**(l)	5,019,300	13,702,689
Voyager Expanded Learning Incorporated †(a)(i)	1,649,100	0

		14,961,947

Hotels, Restaurants & Leisure: 1.85%
Denny’s Corporation †	3,201,132	14,725,207
Scientific Games Corporation Class A †	3,134,300	25,795,289
The Wendy’s Company	6,456,100	27,567,547

		68,088,043

Household Durables: 0.90%
Cavco Industries Incorporated †**(l)	539,500	26,079,430
KB Home Incorporated	184,700	2,951,506
Skyline Corporation †**(l)	874,400	4,022,240

		33,053,176

Internet & Catalog Retail: 0.07%
dELiA*s Incorporated †**(l)	1,916,100	2,529,252

Media: 0.47%
Discovery Communications Incorporated †	314,400	17,222,832

Multiline Retail: 0.13%
Saks Incorporated †	474,700	4,879,916

Specialty Retail: 0.57%
GameStop Corporation Class A	553,400	12,634,122
rue21 Incorporated †	280,900	8,457,899

		21,092,021

Consumer Staples: 0.68%

Personal Products: 0.68%
Prestige Brands Holdings Incorporated †	1,430,800	24,881,612

Energy: 22.20%

Energy Equipment & Services: 6.93%
Ensco plc Class A ADR	188,200	10,881,724
Helix Energy Solutions Group Incorporated †	1,181,300	20,424,677
Helmerich & Payne Incorporated	664,100	31,743,980
ION Geophysical Corporation †	6,447,200	41,648,912
Key Energy Services Incorporated †	2,173,400	14,214,036
Newpark Resources Incorporated †**(l)	7,309,456	49,631,206

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Small Cap Value Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Energy Equipment & Services (continued)
Oceaneering International Incorporated	551,300	$28,849,529
Parker Drilling Company †	2,830,400	12,255,632
PHI Incorporated (non-voting) †**(l)	748,430	23,418,375
PHI Incorporated (voting) †**(l)	147,530	4,418,524
Vantage Drilling Company †	3,586,300	6,598,792
Willbros Group Incorporated †	2,070,000	10,577,700

		254,663,087

Oil, Gas & Consumable Fuels: 15.27%
Clean Energy Fuels Corporation †	303,900	3,479,655
Forest Oil Corporation †	1,231,600	9,335,528
InterOil Corporation †**(l)	4,627,800	298,400,544
McMoRan Exploration Company †	6,718,500	80,151,705
Newfield Exploration Company †	238,100	6,457,272
PetroQuest Energy Incorporated †	314,600	1,919,060
Pioneer Natural Resources Company	28,250	2,984,613
Plains Exploration & Product Company †	160,700	5,730,562
Range Resources Corporation #	1,323,300	86,490,888
Trilogy Energy Corporation	2,438,900	66,762,980

		561,712,807

Financials: 17.84%

Commercial Banks: 3.22%
Ameris Bancorp †	373,600	3,986,312
Associated Banc-Corp	369,300	4,760,277
Bancorp Incorporated †	1,396,400	15,877,068
BBCN Bancorp Incorporated	771,500	9,203,995
CenterState Banks Incorporated	1,162,200	10,076,274
City National Corporation	273,000	13,950,300
First Horizon National Corporation	1,557,500	14,500,325
First Niagara Financial Group Incorporated	2,331,600	19,305,648
IBERIABANK Corporation	332,300	16,545,217
Park Sterling Corporation †	963,200	4,816,000
Sandy Spring Bancorp Incorporated	185,196	3,540,948
Western Alliance Bancorp †	181,901	1,866,299

		118,428,663

Consumer Finance: 0.17%
Green Dot Corporation Class A †	598,580	6,099,530

Diversified Financial Services: 0.39%
NBH Holdings Corporation 144A†(a)	752,000	14,288,000

Insurance: 3.46%
Argo Group International Holdings Limited **(l)	2,115,700	72,780,080
Hilltop Holdings Incorporated †	1,812,400	24,630,516
Mercury General Corporation	472,400	19,146,372
OneBeacon Insurance Group Limited	800,200	10,802,700

		127,359,668

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Small Cap Value Fund	13

Security name	Shares	Value

REITs: 10.48%
Anworth Mortgage Asset Corporation	2,320,300	$14,246,642
Capstead Mortgage Corporation	3,047,800	37,548,896
Chimera Investment Corporation	41,729,000	111,416,430
Crexus Investment Corporation **(l)	4,085,800	45,965,250
Hatteras Financial Corporation	864,500	23,574,915
Invesco Mortgage Capital Incorporated	2,595,800	55,627,994
MFA Mortgage Investments Incorporated	4,539,900	37,090,983
Redwood Trust Incorporated	2,001,800	31,208,062
Sun Communities Incorporated	687,100	28,844,458

		385,523,630

Thrifts & Mortgage Finance: 0.12%
Northwest Bancshares Incorporated	354,400	4,217,360

Health Care: 6.83%

Health Care Equipment & Supplies: 3.47%
Hill-Rom Holdings Incorporated	146,600	4,117,994
Hologic Incorporated †	864,700	17,830,114
Invacare Corporation	335,600	4,580,940
OraSure Technologies Incorporated †**(l)	6,780,100	61,427,706
Symmetry Medical Incorporated †	1,233,400	11,297,944
Thoratec Corporation †	453,000	16,172,100
Varian Medical Systems Incorporated †	181,300	12,103,588

		127,530,386

Health Care Providers & Services: 1.94%
Amedisys Incorporated †	1,283,500	14,169,840
Community Health Systems Incorporated †	338,400	9,278,928
Cross Country Healthcare Incorporated †**(l)	2,581,900	11,360,360
Gentiva Health Services Incorporated †**(l)	2,421,800	22,764,920
Healthways Incorporated †	1,429,300	13,907,089

		71,481,137

Health Care Technology: 0.27%
Allscripts Healthcare Solutions Incorporated †	274,600	3,547,832
Medidata Solutions Incorporated †	155,700	6,542,514

		10,090,346

Life Sciences Tools & Services: 1.15%
Accelrys Incorporated †	1,799,700	16,107,315
Nordion Incorporated	1,468,100	9,513,288
Parexel International Corporation †	540,100	16,575,669

		42,196,272

Industrials: 11.45%

Aerospace & Defense: 0.04%
Spirit AeroSystems Holdings Incorporated Class A †	92,300	1,442,649

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Small Cap Value Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Airlines: 4.31%
Alaska Air Group Incorporated †	852,400	$32,595,776
Delta Air Lines Incorporated †	5,080,100	48,921,363
Latam Airlines Group SP ADR	248,300	6,155,357
United Continental Holdings Incorporated †	3,689,900	70,882,979

		158,555,475

Commercial Services & Supplies: 3.48%
ABM Industries Incorporated	1,883,000	35,777,000
ACCO Brands Corporation †	1,571,900	11,380,556
GEO Group Incorporated	1,665,500	46,167,660
Healthcare Services Group	828,500	19,801,150
Hill International Incorporated †**(l)	2,775,200	9,407,928
Kforce Incorporated †	483,900	5,395,485

		127,929,779

Construction & Engineering: 2.66%
Chicago Bridge & Iron Company NV #	2,127,800	79,898,890
Primoris Services Corporation	1,296,800	18,116,296

		98,015,186

Electrical Equipment: 0.58%
GrafTech International Limited †	2,026,300	21,296,413

Road & Rail: 0.18%
Covenant Transport Incorporated Class A †**(l)	1,412,300	6,553,072

Trading Companies & Distributors: 0.20%
Applied Industrial Technologies Incorporated	177,600	7,208,784

Information Technology: 7.40%

Communications Equipment: 0.92%
Brocade Communications Systems Incorporated †	3,602,000	19,090,600
Harmonic Incorporated †	2,887,600	12,532,184
MRV Communications Incorporated	3,470,950	2,044,390

		33,667,174

Computers & Peripherals: 2.44%
Cray Incorporated †**(l)	3,468,455	42,211,097
Intermec Incorporated †**(l)	3,718,000	25,208,040
Lexmark International Incorporated	698,600	14,852,236
Quantum Corporation †	7,194,800	7,554,540

		89,825,913

Electronic Equipment, Instruments & Components: 3.67%
Checkpoint Systems Incorporated †	1,022,700	8,304,324
Cognex Corporation	707,100	25,780,866
Coherent Incorporated †	892,500	40,742,625
OSI Systems Incorporated †	614,140	48,670,595

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Small Cap Value Fund	15

Security name	Shares	Value

Electronic Equipment, Instruments & Component (continued)
Power One Incorporated †	2,800,100	$11,284,403

		134,782,813

Internet Software & Services: 0.27%
Monster Worldwide Incorporated †	1,625,900	10,113,098

Office Electronics: 0.10%
Zebra Technologies Corporation †	107,200	3,851,696

Materials: 18.16%

Chemicals: 0.39%
Calgon Carbon Corporation †	1,151,300	14,264,607

Containers & Packaging: 0.23%
Intertape Polymer Group Incorporated	1,243,315	8,678,463

Metals & Mining: 17.19%
Agnico-Eagle Mines Limited	1,448,000	81,797,520
Carpenter Technology Corporation	881,800	42,864,298
Eldorado Gold Corporation	1,489,000	22,066,980
Harry Winston Diamond Corporation †	498,800	7,132,840
Randgold Resources Limited ADR #	2,586,800	309,355,412
Royal Gold Incorporated	715,700	63,038,856
Sandstorm Gold Limited †(i)	2,380,511	33,345,025
Silver Standard Resources Incorporated †	1,400,500	21,329,615
Steel Dynamics Incorporated	2,325,700	29,420,105
United States Steel Corporation	512,800	10,455,992
Webco Industries Incorporated †**(i)(l)	89,900	11,237,500

		632,044,143

Paper & Forest Products: 0.35%
Wausau Paper Corporation	1,569,300	12,978,111

Telecommunication Services: 1.33%

Diversified Telecommunication Services: 1.33%
Cincinnati Bell Incorporated †	9,419,300	49,074,553

Total Common Stocks (Cost $2,545,105,828)		3,331,080,648

Investment Companies: 1.23%
KBW Regional Banking ETF	203,200	5,677,408
Market Vectors Gold Miners ETF	746,816	39,469,226

Total Investment Companies (Cost $30,377,346)		45,146,634

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Small Cap Value Fund	Portfolio of investments—October 31, 2012

Security name		Expiration date	Shares	Value

Warrants: 0.02%

Materials: 0.02%

Metals & Mining: 0.02%
Sandstorm Gold Limited †(i)		10-19-15	470,263	$904,034

Total Warrants (Cost $0)				904,034

	Yield
Short-Term Investments: 7.99%

Investment Companies: 7.99%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17%		293,680,870	293,680,870

Total Short-Term Investments (Cost $293,680,870)				293,680,870

Total investments in securities (Cost $2,869,164,044)*	99.82%	3,670,812,186
Other assets and liabilities, net	0.18	6,705,905

Total net assets	100.00%	$3,677,518,091

†	Non-income-earning security

**	Represents an affiliate of the Fund under Section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended, as the Fund holds 5% or more of the issuer’s outstanding voting shares.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $2,912,072,461 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,152,324,011
Gross unrealized depreciation	(393,584,286)

Net unrealized appreciation	$758,739,725

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2012	Wells Fargo Advantage Small Cap Value Fund	17

Assets
Investments
In unaffiliated securities, at value (see cost below)	$2,646,013,103
In affiliated securities, at value (see cost below)	1,024,799,083

Total investments, at value (see cost below)	3,670,812,186
Receivable for investments sold	8,028,695
Receivable for Fund shares sold	7,985,244
Receivable for dividends	994,604
Prepaid expenses and other assets	104,321

Total assets	3,687,925,050

Liabilities
Payable for investments purchased	74,473
Payable for Fund shares redeemed	6,120,692
Written options, at value	280,650
Advisory fee payable	2,204,718
Distribution fees payable	67,693
Due to other related parties	770,347
Accrued expenses and other liabilities	888,386

Total liabilities	10,406,959

Total net assets	$3,677,518,091

NET ASSETS CONSIST OF
Paid-in capital	$2,762,952,321
Undistributed net investment income	24,243,985
Accumulated net realized gains on investments	88,218,959
Net unrealized gains on investments	802,102,826

Total net assets	$3,677,518,091

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$603,622,350
Shares outstanding – Class A	18,363,793
Net asset value per share – Class A	$32.87
Maximum offering price per share – Class A2	$34.88
Net assets – Class B	$1,310,038
Shares outstanding – Class B	44,046
Net asset value per share – Class B	$29.74
Net assets – Class C	$102,662,726
Shares outstanding – Class C	3,443,047
Net asset value per share – Class C	$29.82
Net assets – Administrator Class	$543,683,068
Shares outstanding – Administrator Class	16,253,362
Net asset value per share – Administrator Class	$33.45
Net assets – Institutional Class	$1,143,729,509
Shares outstanding – Institutional Class	34,078,727
Net asset value per share – Institutional Class	$33.56
Net assets – Investor Class	$1,282,510,400
Shares outstanding – Investor Class	38,366,333
Net asset value per share – Investor Class	$33.43

Investments in unaffiliated securities, at cost	$1,908,399,812

Investments in affiliated securities, at cost	$960,764,232

Total investments, at cost	$2,869,164,044

Premiums received on written options	$735,209

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small Cap Value Fund	Statement of operations —year ended October 31, 2012

Investment income
Dividends*	$62,766,926
Income from affiliated securities	6,236,357

Total investment income	69,003,283

Expenses
Advisory fee	26,920,173
Administration fees
Fund level	1,806,798
Class A	1,571,095
Class B	5,908
Class C	263,434
Administrator Class	449,626
Institutional Class	880,763
Investor Class	4,407,000
Shareholder servicing fees
Class A	1,510,668
Class B	5,681
Class C	253,302
Administrator Class	1,108,289
Investor Class	3,374,404
Distribution fees
Class B	17,043
Class C	759,906
Custody and accounting fees	248,431
Professional fees	11,942
Registration fees	91,458
Shareholder report expenses	719,802
Trustees’ fees and expenses	14,384
Other fees and expenses	51,375

Total expenses	44,471,482
Less: Fee waivers and/or expense reimbursements	(1,610,717)

Net expenses	42,860,765

Net investment income	26,142,518

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	176,305,613
Affiliated securities	(42,467,056)
Written options	5,310,075

Net realized gains on investments	139,148,632

Net change in unrealized gains (losses) on:
Unaffiliated securities	220,671,550
Affiliated securities	32,207,725
Written options	(54,901)

Net change in unrealized gains (losses) on investments	252,824,374

Net realized and unrealized gains (losses) on investments	391,973,006

Net increase in net assets resulting from operations	$418,115,524

* Net of foreign dividend withholding taxes of	$521,594

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Small Cap Value Fund	19

	Year ended October 31, 2012		Year ended October 31, 2011

Operations
Net investment income		$26,142,518		$25,043,399
Net realized gains on investments		139,148,632		283,458,784
Net change in unrealized gains (losses) on investments		252,824,374		(285,641,719)

Net increase in net assets resulting from operations		418,115,524		22,860,464

Distributions to shareholders from
Net investment income
Class A		(2,385,351)		(4,396,556)
Class C		0		(83,480)
Administrator Class		(3,013,023)		(531,686)
Institutional Class		(9,038,092)		(13,357,649)
Investor Class		(4,239,216)		(11,250,575)
Net realized gains
Class A		(3,005,579)		0
Class B		(16,445)		0
Class C		(554,099)		0
Administrator Class		(2,132,516)		0
Institutional Class		(5,234,087)		0
Investor Class		(7,077,075)		0

Total distributions to shareholders		(36,695,483)		(29,619,946)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	3,271,507	102,734,371	6,031,389	189,722,518
Class B	1,749	50,221	13,202	382,401
Class C	373,475	10,626,384	754,421	21,856,158
Administrator Class	8,699,513	283,757,915	16,211,924	524,406,670
Institutional Class	7,555,736	241,434,555	15,357,371	489,770,336
Investor Class	4,765,054	152,159,048	8,243,936	263,453,483

		790,762,494		1,489,591,566

Reinvestment of distributions
Class A	169,315	4,974,950	135,471	4,274,123
Class B	538	14,784	0	0
Class C	17,425	480,227	2,516	72,756
Administrator Class	36,716	1,086,412	13,805	442,990
Institutional Class	468,480	13,849,753	403,997	12,976,398
Investor Class	373,334	11,203,611	345,521	11,080,846

		31,609,737		28,847,113

Payment for shares redeemed
Class A	(5,262,977)	(164,249,938)	(7,704,835)	(238,688,260)
Class B	(104,525)	(2,945,559)	(1,215,166)	(34,908,725)
Class C	(663,883)	(18,779,465)	(644,161)	(18,099,250)
Administrator Class	(5,441,330)	(173,762,351)	(3,558,857)	(109,400,083)
Institutional Class	(9,499,751)	(300,294,182)	(22,385,193)	(723,539,192)
Investor Class	(14,990,335)	(479,580,135)	(25,609,396)	(809,831,832)

		(1,139,611,630)		(1,934,467,342)

Net decrease in net assets resulting from capital share transactions		(317,239,399)		(416,028,663)

Total increase (decrease) in net assets		64,180,642		(422,788,145)

Net assets
Beginning of period		3,613,337,449		4,036,125,594

End of period		$3,677,518,091		$3,613,337,449

Undistributed net investment income		$24,243,985		$21,163,445

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$29.56	$29.71	$23.32	$18.22	$36.28
Net investment income (loss)	0.19	0.16	0.22 [1]	0.15 [1]	(0.02)[1]
Net realized and unrealized gains (losses) on investments	3.39	(0.11)	6.29	4.95	(13.25)

Total from investment operations	3.58	0.05	6.51	5.10	(13.27)
Distributions to shareholders from
Net investment income	(0.12)	(0.20)	(0.12)	0.00	(0.01)
Net realized gains	(0.15)	0.00	0.00	0.00	(4.78)

Total distributions to shareholders	(0.27)	(0.20)	(0.12)	0.00	(4.79)
Net asset value, end of period	$32.87	$29.56	$29.71	$23.32	$18.22
Total return[2]	12.22%	0.11%	28.01%	27.99%	(41.27)%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.32%	1.38%	1.44%	1.44%
Net expenses	1.30%	1.30%	1.37%	1.44%	1.44%
Net investment income (loss)	0.61%	0.50%	0.79%	0.79%	(0.08)%
Supplemental data
Portfolio turnover rate	16%	17%	21%	27%	27%
Net assets, end of period (000s omitted)	$603,622	$596,741	$645,371	$438,744	$382,412

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$26.85	$27.02	$21.28	$16.75	$33.98
Net investment income (loss)	(0.03)[1]	(0.16)[1]	0.00 [1,2]	0.01 [1]	(0.22)[1]
Net realized and unrealized gains (losses) on investments	3.07	(0.01)	5.74	4.52	(12.23)

Total from investment operations	3.04	(0.17)	5.74	4.53	(12.45)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00
Net realized gains	(0.15)	0.00	0.00	0.00	(4.78)

Total distributions to shareholders	(0.15)	0.00	0.00	0.00	(4.78)
Net asset value, end of period	$29.74	$26.85	$27.02	$21.28	$16.75
Total return[3]	11.37%	(0.63)%	26.97%	27.04%	(41.68)%
Ratios to average net assets (annualized)
Gross expenses	2.08%	2.06%	2.13%	2.19%	2.19%
Net expenses	2.05%	2.04%	2.13%	2.19%	2.19%
Net investment income (loss)	(0.12)%	(0.57)%	0.00%	0.03%	(0.87)%
Supplemental data
Portfolio turnover rate	16%	17%	21%	27%	27%
Net assets, end of period (000s omitted)	$1,310	$3,928	$36,436	$46,175	$53,515

1.	Calculated based upon average shares outstanding

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$26.92	$27.11	$21.34	$16.80	$34.07
Net investment income (loss)	(0.04)[1]	(0.07)[1]	0.01 [1]	0.01 [1]	(0.22)[1]
Net realized and unrealized gains (losses) on investments	3.09	(0.10)	5.76	4.53	(12.27)

Total from investment operations	3.05	(0.17)	5.77	4.54	(12.49)
Distributions to shareholders from
Net investment income	0.00	(0.02)	0.00	0.00	0.00
Net realized gains	(0.15)	0.00	0.00	0.00	(4.78)

Total distributions to shareholders	(0.15)	(0.02)	0.00	0.00	(4.78)
Net asset value, end of period	$29.82	$26.92	$27.11	$21.34	$16.80
Total return[2]	11.38%	(0.62)%	27.04%	27.02%	(41.69)%
Ratios to average net assets (annualized)
Gross expenses	2.09%	2.07%	2.13%	2.19%	2.19%
Net expenses	2.05%	2.05%	2.12%	2.19%	2.19%
Net investment income (loss)	(0.14)%	(0.24)%	0.04%	0.03%	(0.85)%
Supplemental data
Portfolio turnover rate	16%	17%	21%	27%	27%
Net assets, end of period (000s omitted)	$102,663	$100,032	$97,675	$70,558	$69,952

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended October 31,
ADMINISTRATOR CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$30.12	$30.32	$28.12
Net investment income	0.25 [2]	0.29 [2]	0.05 [2]
Net realized and unrealized gains (losses) on investments	3.44	(0.17)	2.15

Total from investment operations	3.69	0.12	2.20
Distributions to shareholders from
Net investment income	(0.21)	(0.32)	0.00
Net realized gains	(0.15)	0.00	0.00

Total distributions to shareholders	(0.36)	(0.32)	0.00
Net asset value, end of period	$33.45	$30.12	$30.32
Total return[3]	12.42%	0.32%	7.82%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.15%	1.28%
Net expenses	1.10%	1.10%	1.10%
Net investment income	0.80%	0.91%	0.79%
Supplemental data
Portfolio turnover rate	16%	17%	21%
Net assets, end of period (000s omitted)	$543,683	$390,266	$8,841

1.	For the period from July 30, 2010 (commencement of class operations), to October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2012	2011	2010	2009	2008
Net asset value, beginning of period	$30.21	$30.33	$23.80	$18.50	$36.77
Net investment income	0.34	0.31	0.34 [1]	0.25 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	3.42	(0.12)	6.42	5.05	(13.45)

Total from investment operations	3.76	0.19	6.76	5.30	(13.32)
Distributions to shareholders from
Net investment income	(0.26)	(0.31)	(0.23)	0.00	(0.17)
Net realized gains	(0.15)	0.00	0.00	0.00	(4.78)

Total distributions to shareholders	(0.41)	(0.31)	(0.23)	0.00	(4.95)
Net asset value, end of period	$33.56	$30.21	$30.33	$23.80	$18.50
Total return	12.68%	0.52%	28.53%	28.65%	(40.96)%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.89%	0.94%	1.00%	0.99%
Net expenses	0.90%	0.89%	0.93%	0.95%	0.95%
Net investment income	1.01%	0.97%	1.23%	1.24%	0.49%
Supplemental data
Portfolio turnover rate	16%	17%	21%	27%	27%
Net assets, end of period (000s omitted)	$1,143,730	$1,073,943	$1,279,201	$843,753	$340,878

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Value Fund	25

(For a share outstanding throughout each period)

	Year ended October 31
INVESTOR CLASS	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$30.04	$30.18	$23.70	$18.50	$36.73
Net investment income (loss)	0.19 [2]	0.14 [2]	0.22 [2]	0.17 [2]	(0.01)[2]
Net realized and unrealized gains (losses) on investments	3.44	(0.10)	6.39	5.03	(13.43)

Total from investment operations	3.63	0.04	6.61	5.20	(13.44)
Distributions to shareholders from
Net investment income	(0.09)	(0.18)	(0.13)	0.00	(0.01)
Net realized gains	(0.15)	0.00	0.00	0.00	(4.78)

Total distributions to shareholders	(0.24)	(0.18)	(0.13)	0.00	(4.79)
Net asset value, end of period	$33.43	$30.04	$30.18	$23.70	$18.50
Total return	12.18%	0.09%	27.99%	28.11%	(41.20)%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.39%	1.47%	1.55%	1.57%
Net expenses	1.33%	1.33%	1.35%	1.36%	1.36%
Net investment income (loss)	0.58%	0.45%	0.80%	0.88%	(0.02)%
Supplemental data
Portfolio turnover rate	16%	17%	21%	27%	27%
Net assets, end of period (000s omitted)	$1,282,510	$1,448,429	$1,968,601	$1,523,637	$1,461,833

1.	Effective June 20, 2008, Class Z was renamed Investor Class.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Small Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2012, fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Small Cap Value Fund	27

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Options

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on to the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

28	Wells Fargo Advantage Small Cap Value Fund	Notes to financial statements

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities. At October 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(4,386,296)	$4,386,296

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Small Cap Value Fund	29

As of October 31, 2012, the inputs used in valuing the investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$3,305,555,148	$25,525,500	$0	$3,331,080,648
Investment companies	45,146,634	0	0	45,146,634
Warrants	0	904,034	0	904,034
Short-term investments
Investment companies	293,680,870	0	0	293,680,870
	$3,644,382,652	$26,429,534	$0	$3,670,812,186

Further details on the major security types listed above can be found in the Portfolio of Investments.

As of October 31, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Written options	$0	$(280,650)	$0	$(280,650)

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2012, the Fund did not have any significant transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2012, the advisory fee was equivalent to an annual rate of 0.74% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32	*

*Prior	to May 1, 2012, the class level administration fee for Investor Class was 0.33%.

30	Wells Fargo Advantage Small Cap Value Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.30% for Class A, 2.05% for Class B, 2.05% for Class C, 1.10% for Administrator Class, 0.90% for Institutional Class, and 1.33% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2012, Wells Fargo Funds Distributor, LLC received $23,821 from the sale of Class A shares and $2,695, $760, and $1,975 in contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2012 were $550,193,341 and $1,063,498,891, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company in which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions in issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
ACCO Brands Corporation	2,902,200	2,400,745	3,731,045	1,571,900	$11,380,556	$0	$(15,144,706)
Argo Group International Holdings Limited	1,907,100	219,500	10,900	2,115,700	72,780,080	967,476	(188,945)
Cavco Industries Incorporated	390,000	163,733	14,233	539,500	26,079,430	0	87,668
China Grentech Corporation Limited ADR	2,164,800	0	2,164,800	0	0	0	(10,284,438)
Cincinnati Bell Incorporated	9,896,900	919,300	1,396,900	9,419,300	49,074,553	0	(903,647)
Corinthian Colleges Incorporated	5,293,600	1,467,400	1,741,700	5,019,300	13,702,689	0	(1,307,655)
Covenant Transport Incorporated Class A	1,374,000	38,300	0	1,412,300	6,553,072	0	0
Cray Incorporated	4,114,100	49,400	695,045	3,468,455	42,211,097	0	(1,769,047)
Crexus Investment Corporation	4,253,200	13,800	181,200	4,085,800	45,965,250	5,048,775	(863,376)
Cross Country Healthcare Incorporated	2,091,800	490,100	0	2,581,900	11,360,360	0	0
dELiA*s Incorporated	1,870,800	70,000	24,700	1,916,100	2,529,252	0	(12,035)
Gentiva Health Services Incorporated	1,745,200	737,300	60,700	2,421,800	22,764,920	0	0
Hill International Incorporated	2,522,700	267,316	14,816	2,775,200	9,407,928	0	(18,747)
Intermec Incorporated	3,381,300	382,500	45,800	3,718,000	25,208,040	0	(513,925)
InterOil Corporation	4,785,900	357,200	515,300	4,627,800	298,400,544	0	393,921
Intertape Polymer Group Incorporated	7,540,224	0	6,296,909	1,243,315	8,678,463	0	2,881,310
Jaguar Mining Incorporated	4,288,800	0	4,288,800	0	0	0	2,785,533

Notes to financial statements	Wells Fargo Advantage Small Cap Value Fund	31

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
MRV Communications Incorporated	12,881,144	19,850	9,430,044	3,470,950	$2,044,390	$0	$(15,488,690)
Newpark Resources Incorporated	7,303,600	190,856	185,000	7,309,456	49,631,206	0	206,222
Orasure Technologies Incorporated	5,712,000	1,612,600	544,500	6,780,100	61,427,706	0	(1,770,603)
PHI Incorporated (non-voting)	825,600	5,130	82,300	748,430	23,418,375	0	(280,156)
PHI Incorporated (voting)	128,192	19,338	0	147,530	4,418,524	0	0
Skyline Corporation	683,800	267,100	76,500	874,400	4,022,240	0	(251,328)
Webco Industries Incorporated	89,457	443	0	89,900	11,237,500	0	0
Western Liberty Bancorp	818,800	0	818,800	0	0	0	(24,412)
						$6,016,251	$(42,467,056)

7. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2012, the Fund entered into written options for economic hedging purposes.

During the year ended October 31, 2012, the Fund had written call option activities as follows:

	Number of contracts	Premiums received
Options outstanding at October 31, 2011	3,600	$1,417,710
Options written	56,341	13,506,215
Options expired	(6,231)	(1,190,431)
Options closed	(50,905)	(12,819,407)
Options exercised	(705)	(178,878)
Options outstanding at October 31, 2012	2,100	$735,209

Open call options written at October 31, 2012 were as follow for the Fund:

Expiration date		Number of contracts	Strike price	Value
11-17-12	Chicago Bridge & Iron Company NV	50	$37	$(5,900)
11-17-12	Chicago Bridge & Iron Company NV	100	40	(2,000)
11-17-12	Randgold Resources Limited ADR	300	135	(6,000)
11-17-12	Range Resources Corporation	300	75	(3,000)
11-17-12	Range Resources Corporation	200	73	(2,000)
12-22-12	Randgold Resources Limited ADR	100	135	(12,500)
12-22-12	Randgold Resources Limited ADR	500	140	(32,500)
12-22-12	Randgold Resources Limited ADR	100	115	(86,000)
12-22-12	Randgold Resources Limited ADR	50	130	(10,750)
12-22-12	Randgold Resources Limited ADR	100	125	(34,000)
12-22-12	Randgold Resources Limited ADR	100	120	(57,000)
1-19-13	Randgold Resources Limited ADR	200	140	(29,000)

The Fund had outstanding written options with total premiums received that averaged $1,028,991 during the year ended October 31, 2012.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

32	Wells Fargo Advantage Small Cap Value Fund	Notes to financial statements

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2012, the Fund paid $8,181 in commitment fees.

For the year ended October 31, 2012, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

	Year ended October
	2012	2011
Ordinary income	$18,675,682	$29,619,946
Long-term capital gain	18,019,801	0

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$27,334,712	$128,284,386	$759,194,409

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

28

Notes to financial statements	Wells Fargo Advantage Small Cap Value Fund	33

12. SUBSEQUENT DISTRIBUTIONS

On December 7, 2012, the Fund declared distributions from short-term and long-term capital gains to shareholders of record on December 6, 2012. The per share amounts payable on December 10, 2012, were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.02800	$1.18122
Class B	0.02800	1.18122
Class C	0.02800	1.18122
Administrator Class	0.02800	1.18122
Institutional Class	0.02800	1.18122
Investor Class	0.02800	1.18122

On December 13, 2012, the Fund declared distributions from net investment income to shareholders of record on December 12, 2012. The per share amounts payable on December 14, 2012, were as follows:

Net investment income
Class A	$0.24385
Class B	0.00000
Class C	0.04834
Administrator Class	0.32013
Institutional Class	0.37351
Investor Class	0.22386

These distributions are not reflected in the accompanying financial statements

34	Wells Fargo Advantage Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Small Cap Value Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small Cap Value Fund as of October 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2012

Other information (unaudited)	Wells Fargo Advantage Small Cap Value Fund	35

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 59.14% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31 2012.

Pursuant to Section 852 of the Internal Revenue Code, $18,019,801 was designated as long-term capital gain distributions for the fiscal year ended October 31, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $17,358,995 of income dividends paid during the fiscal year ended October 31, 2012 has been designated as qualified dividend income (QDI).

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	Wells Fargo Advantage Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Small Cap Value Fund	37

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 77 funds in the Fund complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

38	Wells Fargo Advantage Small Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

213212 12-12 A244/AR244 10-12

Wells Fargo Advantage Small/Mid Cap Value Fund

Annual Report

October 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM) .
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $210 billion in assets under management, as of October 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Income Plus Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
High Yield Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Small/Mid Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—two worries that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Small/Mid Cap Value Fund for the 12-month period that ended October 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Small cap stocks underperformed large cap stocks for the period.

Macroeconomic optimism faded as global growth slowed and worries rose.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—two worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Bank (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in an effort to support the economy and financial system. In response to signs of a sluggish economy, after its September 2012 meeting the FOMC announced its intention to keep interest rates low until at least mid-2015. The Fed also announced open-ended purchases of $40 billion per month in mortgage-backed securities in an effort to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. The ECB soon lowered its key rate twice in response to weakness in the southern European economies, and a third cut in July 2012 put its key rate at a historic low of 0.75%. In September, the ECB announced that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had applied for a formal bailout through either the European Financial Stability Facility or the European Stability Mechanism.

U.S. stocks gained as the U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) came in at a 1.3% annualized rate in the third quarter of 2011 and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth moderated to 2.0%, 1.3%, and 2.7% annualized rates in the first, second, and third quarters of 2012, continued

Letter to shareholders (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	3

economic growth in the U.S. contrasted with the more uncertain picture in Europe. The unemployment rate was a notable exception to generally positive U.S. economic news. Although the unemployment rate declined—from 8.7% in November 2011 to 7.9% in October 2012—at least part of the decline could be attributed to a decline in the labor force. (People are only counted as unemployed if they are officially looking for work.) The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market. Small cap stocks gained 12.08% for the period as measured by the Russell 2000® Index1, trailing the 13.00% gain for mid cap stocks as measured by the Russell 2500TM Index2 and the 15.21% return for large cap stocks as measured by the S&P 500 Index3. Value stocks outperformed growth stocks across all market capitalizations, aided by strong returns from financials.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market.

1.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Small/Mid Cap Value Fund	Letter to shareholders (unaudited)

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

This page is intentionally left blank.

6	Wells Fargo Advantage Small/Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Erik C. Astheimer

I. Charles Rinaldi

Michael Schneider, CFA

Average annual total returns1 (%) as of October 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFVAX)	7-31-07	4.75	(0.93)	10.32	11.13	0.26	10.98	1.41	1.41
Class C (WFCVX)	7-31-07	9.31	(0.47)	10.34	10.31	(0.47)	10.34	2.16	2.16
Administrator Class (WWMDX)	4-8-05	–	–	–	11.33	0.51	11.22	1.25	1.16
Institutional Class (WWMSX)	8-31-06	–	–	–	11.61	0.71	11.36	0.98	0.96
Investor Class (SMMVX)	3-28-02	–	–	–	10.97	0.16	10.92	1.48	1.48
Russell 2500™ Value Index[4]	–	–	–	–	15.55	1.99	10.14	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	7

Growth of $10,000 investment[5] as of October 31, 2012

1.	Historical performance shown for Class A and the Administrator Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through February 28, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.40% for Class A, 2.15% for Class C, 1.15% for Administrator Class, 0.95% for Institutional Class, and 1.47% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Small/Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2500TM Value Index, for the 12-month period that ended October 31, 2012.

■	The Fund’s performance was negatively impacted by its underweight in financials and consumer discretionary sectors and poor stock selection within health care sector.

■	Weakness was offset by strong stock selection with industrials, energy, and materials sectors.

With yet another round of quantitative easing working its way through the market, the accommodative monetary policy environment fueled a rally in stocks.

Financials and consumer discretionary were the two best-performing sectors in the benchmark. Our underweight to financials, specifically regional banks and equity (or brick and mortar) real estate investment trusts (REITs), detracted from performance. Under the weight of increased regulation and slow recovery in loan volume, we remain cautious about regional banks. Our REIT investments are primarily in mortgage REITs, which invest in mortgages and have a collective yield well in excess of 10%. By contrast, equity REITs collectively yield in the low single digits. On a relative basis, we prefer the mortgage REITs. Consumer discretionary stocks, especially those in retail and the debt-heavy media and hotel industries, have rallied and now trade at what we believe are rich valuation levels given the current uneven economic environment.

Ten largest equity holdings[6] (%) as of October 31, 2012
Randgold Resources Limited ADR	7.07
InterOil Corporation	6.62
Chimera Investment Corporation	2.73
OraSure Technologies Incorporated	2.20
McMoRan Exploration Company	2.16
Sandstorm Gold Limited	2.05
Market Vectors Junior Gold Miners ETF	2.05
Argo Group International Holdings Limited	1.99
McEwen Mining Incorporated	1.98
Trilogy Energy Corporation	1.94

The portfolio’s health care holdings underperformed during the period. Major holding OraSure Technologies Incorporated declined slightly despite several positive developments. In July 2012, the company received FDA approval to market its HIV test kit over-the-counter, which we believe should result in meaningful new revenue for the company. OraSure also markets a test kit for hepatitis C, which has a patient population that’s approximately five times that of the HIV market. With multiple new hepatitis C drugs on the market, we believe the hepatitis C test is likely to be distributed more widely for the general population. These new products should usher in a period of strong growth for the company.

On the opposite end, the industrials sector was a key outperformer during the period. Patrick Industries Incorporated, a manufacturer of building products and materials for the recreational vehicle (RV) and manufactured housing industries, rose by nearly 819% during the period (albeit off of previously depressed levels). In our view, this large gain exemplifies the return potential of relatively overlooked and neglected companies in the smaller-cap segment. We believe Patrick Industries’ management has done a great job of turning the company around via a combination of asset sales and renewed focus on operations to increase margins. With unit volume for both manufactured housing and RVs improving, we believe that the company is poised to deliver strong earnings.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	9

Sector distribution[7] as of October 31, 2012

Given relatively accommodative monetary policy, it is not surprising to us to see rising demand for hard assets and improved performance for gold mining stocks. The rise in gold’s price boosted the share price of gold royalty company Sandstorm Gold Limited, which rose 119% during the period. Royalty companies own interests in mines and historically have been relatively more insulated from the rising costs that have plagued many mining companies. We believe they may also offer relatively greater diversification vs. mining companies as they typically hold interests in many mines located around the world.

The Fund’s overweight in energy, the worst-performing sector, was a negative but was partially offset by strong stock selection within the sector. Our second largest holding, InterOil Corporation, rose 36% during the period, but many of the gas-oriented producers such as Range Resources Corporation had weak performance.

With natural gas prices declining in North America, drilling activities slowed dramatically, which depressed the stock prices of onshore energy services companies. Despite the negative short-term sentiment, our long-term view remains positive as we believe global energy demand should continue to increase in the coming decades. In our estimation, valuations in the sector remain reasonable and in many instances well below the broad market.

Even with equities trending well, we remain vigilant about risk management as risks abound in the current market.

While the market is benefitting from accommodative monetary policies, in our view investors should not shrug off worries about the impending “fiscal cliff” in the U.S., European sovereign debt, and slower growth from emerging countries as these may present long-term challenges to the market. Ballooning debt across many of the developed countries is a long-term structural issue that we believe must be addressed in order for the market to thrive over the long run. We believe the Fund is currently well positioned, particularly in resource assets such as precious metals and energy in the face of ongoing accommodative policies by central banks . These assets have a lower correlation to other holdings in the portfolio, which we feel may help the portfolio through enhanced diversification. While diversification may not prevent losses in a downturn, we believe it helps to mange risk. We believe our company-specific investment approach combined with low portfolio turnover and an emphasis on diversification will allow the Fund to deliver strong results regardless of macroeconomic market conditions.

Please see footnotes on page 7.

10	Wells Fargo Advantage Small/Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-12	Ending account value 10-31-12	Expenses paid during the period¹	Net annual expense ratio

Class A
Actual	$1,000.00	$1,050.00	$7.21	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.10	1.40%
Class C
Actual	$1,000.00	$1,045.54	$11.05	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.33	$10.89	2.15%
Administrator Class
Actual	$1,000.00	$1,051.09	$5.93	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84	1.15%
Institutional Class
Actual	$1,000.00	$1,052.16	$4.90	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82	0.95%
Investor Class
Actual	$1,000.00	$1,049.16	$7.57	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.46	1.47%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Small/Mid Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 96.72%

Consumer Discretionary: 6.53%

Auto Components: 1.32%
Gentex Corporation	173,000	$2,979,060

Hotels, Restaurants & Leisure: 1.37%
Century Casinos Incorporated †	950,300	2,803,385
Empire Resorts Incorporated †	197,259	301,806

		3,105,191

Household Durables: 1.31%
Cavco Industries Incorporated †	61,000	2,948,740

Leisure Equipment & Products: 0.68%
Black Diamond Incorporated †	162,500	1,543,750

Media: 1.85%
Cinemark Holdings Incorporated	19,900	491,331
Entravision Communications Corporation Class A	701,200	946,620
Interpublic Group of Companies Incorporated	109,700	1,107,970
Outdoor Channel Holdings Incorporated	226,100	1,641,486

		4,187,407

Consumer Staples: 0.39%

Household Products: 0.39%
WD-40 Company	18,600	890,196

Energy: 18.66%

Energy Equipment & Services: 3.35%
Helix Energy Solutions Group Incorporated †	129,050	2,231,275
Helmerich & Payne Incorporated	18,495	884,061
Key Energy Services Incorporated †	91,480	598,279
Newpark Resources Incorporated †	415,376	2,820,403
Willbros Group Incorporated †	203,000	1,037,330

		7,571,348

Oil, Gas & Consumable Fuels: 15.31%
Canadian Natural Resources Limited	79,600	2,403,920
Gulfport Energy Corporation †	32,600	1,081,668
InterOil Corporation †	232,300	14,978,704
James River Coal Company †	350,400	1,755,504
McMoRan Exploration Company †	409,935	4,890,525
Penn West Petroleum Limited	34,335	446,012
Range Resources Corporation	50,500	3,300,680
Triangle Petroleum Corporation †	215,578	1,377,543
Trilogy Energy Corporation	160,200	4,385,350

		34,619,906

Financials: 17.60%

Capital Markets: 0.54%
Artio Global Investors Incorporated	510,800	1,215,704

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Small/Mid Cap Value Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Commercial Banks: 5.14%
1st United Bancorp Incorporated †	182,100	$1,094,421
American River Bankshares †	139,100	1,026,558
Bancorp Incorporated †	103,312	1,174,657
BBCN Bancorp Incorporated	26,806	319,796
First Niagara Financial Group Incorporated	121,000	1,001,880
IBERIABANK Corporation	16,198	806,498
Midsouth Bancorp Incorporated	40,500	627,750
Pacific Premier Bancorp Incorporated †	250,700	2,812,854
Sierra Bancorp	131,800	1,482,750
Sterling Bancorp	73,900	705,745
Univest Corporation of Pennsylvania	26,800	453,456
Western Alliance Bancorp †	11,200	114,913

		11,621,278

Insurance: 3.58%
Argo Group International Holdings Limited	131,100	4,509,840
First Acceptance Corporation †	693,100	838,651
Hilltop Holdings Incorporated †	102,686	1,395,503
Mercury General Corporation	33,225	1,346,609

		8,090,603

REITs: 8.23%
Capstead Mortgage Corporation	129,600	1,596,672
Chimera Investment Corporation	2,307,800	6,161,826
Hatteras Financial Corporation	51,624	1,407,786
MFA Mortgage Investments Incorporated	143,920	1,175,826
Origen Financial Incorporated	831,290	1,122,242
Redwood Trust Incorporated	124,841	1,946,271
Sun Communities Incorporated	41,134	1,726,805
UMH Properties Incorporated	330,500	3,473,555

		18,610,983

Thrifts & Mortgage Finance: 0.11%
Northwest Bancshares Incorporated	22,200	264,180

Health Care: 8.35%

Biotechnology: 1.62%
Amarin Corporation plc ADR †	116,600	1,373,548
Discovery Laboratories Incorporated †	946,500	2,281,065

		3,654,613

Health Care Equipment & Supplies: 3.74%
Allied Healthcare Products Incorporated †**(l)	453,100	1,236,963
EnteroMedics Incorporated †	422,900	1,272,929
OraSure Technologies Incorporated †	548,190	4,966,601
Stryker Corporation	18,790	988,354

		8,464,847

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Small/Mid Cap Value Fund	13

Security name	Shares	Value

Health Care Providers & Services: 0.77%
Cross Country Healthcare Incorporated †	160,100	$704,440
Ensign Group Incorporated	35,700	1,041,012

		1,745,452

Health Care Technology: 2.22%
Computer Programs & Systems Incorporated	44,550	2,174,486
Merge Healthcare Incorporated †	428,100	1,459,821
Omnicell Incorporated †	94,500	1,377,810

		5,012,117

Industrials: 12.63%

Aerospace & Defense: 0.84%
Orbital Sciences Corporation †	142,370	1,907,758

Airlines: 0.81%
JetBlue Airways Corporation †	344,900	1,824,521

Building Products: 0.32%
Patrick Industries Incorporated †	41,200	728,004

Commercial Services & Supplies: 6.13%
ABM Industries Incorporated	125,798	2,390,162
ACCO Brands Corporation †	322,100	2,332,004
Avery Dennison Corporation	100,400	3,250,952
Cintas Corporation	9,350	390,924
GEO Group Incorporated	103,162	2,859,651
Healthcare Services Group	51,423	1,229,010
Standard Parking Corporation †	61,520	1,405,732

		13,858,435

Construction & Engineering: 2.51%
Integrated Electrical Services Incorporated †	320,300	1,729,620
Primoris Services Corporation	281,950	3,938,841

		5,668,461

Machinery: 1.07%
Actuant Corporation Class A	47,100	1,330,104
Kennametal Incorporated	30,600	1,083,852

		2,413,956

Professional Services: 0.95%
Hill International Incorporated †	635,778	2,155,287

Information Technology: 9.55%

Communications Equipment: 1.91%
Brocade Communications Systems Incorporated †	150,200	796,060
MRV Communications Incorporated	225,650	132,908
Sandvine Corporation †	2,105,320	2,773,549
Tellabs Incorporated	208,500	608,820

		4,311,337

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Small/Mid Cap Value Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Computers & Peripherals: 2.01%
Cray Incorporated †	202,818	$2,468,295
Intermec Incorporated †	305,284	2,069,826

		4,538,121

Electronic Equipment, Instruments & Components: 0.72%
Evans & Sutherland Computer Corporation †	104,000	6,240
GSI Group Incorporated †	139,317	1,082,493
Power One Incorporated †	137,425	553,823

		1,642,556

IT Services: 2.37%
Henry Jack & Associates Incorporated	11,600	440,800
Official Payments Holdings Incorporated †	674,300	3,445,673
Western Union Company	115,770	1,470,279

		5,356,752

Semiconductors & Semiconductor Equipment: 2.06%
Advanced Micro Devices Incorporated †	304,400	624,020
FormFactor Incorporated †	379,500	1,730,520
Micron Technology Incorporated †	424,400	2,302,370

		4,656,910

Software: 0.48%
Accelrys Incorporated †	121,360	1,086,172

Materials: 21.80%

Containers & Packaging: 0.24%
Intertape Polymer Group Incorporated	77,275	539,387

Metals & Mining: 21.56%
Agnico-Eagle Mines Limited	54,800	3,095,652
Endeavour Mining Corporation †	778,944	1,793,813
Goldcorp Incorporated	42,900	1,940,367
Goldgroup Mining Incorporated †	753,600	286,726
Goldgroup Mining Incorporated - Legend Shares †	1,041,000	396,075
Lucara Diamond Corporation †	1,249,800	744,881
McEwen Mining Incorporated †	921,795	4,479,924
Newmont Mining Corporation	49,500	2,700,225
Randgold Resources Limited ADR	133,700	15,989,183
Rockwell Diamonds Incorporated †(a)	308,000	72,996
Rockwell Diamonds Incorporated - Canada Exchange †	193,750	48,498
Rockwell Diamonds Incorporated - Legend Shares †	500,000	125,156
Rockwell Diamonds Incorporated - Legend Shares † 144A (i)	672,000	168,210
Royal Gold Incorporated	43,725	3,851,298
San Gold Corporation †	529,020	527,433
Sandstorm Gold Limited †	331,400	4,642,089
Sandstorm Gold Limited †	203,343	2,848,329
Sandstorm Metals & Energy Limited †	3,285,300	1,842,071
Silver Standard Resources Incorporated †	153,468	2,337,318
United States Steel Corporation	42,585	868,308

		48,758,552

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Small/Mid Cap Value Fund	15

Security name			Shares	Value

Telecommunication Services: 1.21%

Diversified Telecommunication Services: 1.21%
Cincinnati Bell Incorporated †			523,100	$2,725,351

Total Common Stocks (Cost $175,156,743)				218,696,935

Investment Companies: 2.05%
Market Vectors Junior Gold Miners ETF			192,096	4,637,197

Total Investment Companies (Cost $4,969,139)				4,637,197

		Expiration date
Warrants: 1.06%

Health Care: 0.19%

Health Care Equipment & Supplies: 0.19%
EnteroMedics Incorporated †(a)(i)		5-14-16	270,908	393,548
Enteromedics Incorporated †(a)(i)		9-28-16	13,680	22,428

				415,976

Materials: 0.87%

Metals & Mining: 0.87%
Sandstorm Gold Limited †		4-23-14	904,067	1,973,333

Total Warrants (Cost $15,993)				2,389,309

Yield
Short-Term Investments: 0.77%

Investment Companies: 0.77%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17%		1,735,514	1,735,514

Total Short-Term Investments (Cost $1,735,514)				1,735,514

Total investments in securities
(Cost $181,877,389)*	100.60%	227,458,955
Other assets and liabilities, net	(0.60)	(1,352,181)

Total net assets	100.00%	$226,106,774

†	Non-income-earning security

**	Represents an affiliate of the Fund under Section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended, as the Fund holds 5% or more of the issuer’s outstanding voting shares.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $189,709,313 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$71,374,944
Gross unrealized depreciation	(33,625,302)

Net unrealized appreciation	$37,749,642

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Small/Mid Cap Value Fund	Statement of assets and liabilities—October 31, 2012

Assets
Investments
In unaffiliated securities, at value (see cost below)	$224,486,478
In affiliated securities, at value (see cost below)	2,972,477

Total investments, at value (see cost below)	227,458,955
Receivable for investments sold	165,933
Receivable for Fund shares sold	149,008
Receivable for dividends	53,400
Prepaid expenses and other assets	37,750

Total assets	227,865,046

Liabilities
Payable for investments purchased	968,012
Payable for Fund shares redeemed	508,263
Advisory fee payable	133,874
Distribution fees payable	7,094
Due to other related parties	47,765
Accrued expenses and other liabilities	93,264

Total liabilities	1,758,272

Total net assets	$226,106,774

NET ASSETS CONSIST OF
Paid-in capital	$195,363,618
Overdistributed net investment income	(128,518)
Accumulated net realized losses on investments	(14,709,421)
Net unrealized gains on investments	45,581,095

Total net assets	$226,106,774

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$25,611,513
Shares outstanding – Class A	1,584,266
Net asset value per share – Class A	$16.17
Maximum offering price per share – Class A2	$17.16
Net assets – Class C	$10,762,952
Shares outstanding – Class C	679,571
Net asset value per share – Class C	$15.84
Net assets – Administrator Class	$68,856,784
Shares outstanding – Administrator Class	4,183,539
Net asset value per share – Administrator Class	$16.46
Net assets – Institutional Class	$47,737,262
Shares outstanding – Institutional Class	2,886,021
Net asset value per share – Institutional Class	$16.54
Net assets – Investor Class	$73,138,263
Shares outstanding – Investor Class	4,507,867
Net asset value per share – Investor Class	$16.22

Investments in unaffiliated securities, at cost	$178,188,750

Investments in affiliated securities, at cost	$3,688,639

Total investments, at cost	$181,877,389

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2012	Wells Fargo Advantage Small/Mid Cap Value Fund	17

Investment income
Dividends*	$3,954,416
Income from affiliated securities	2,504

Total investment income	3,956,920

Expenses
Advisory fee	1,710,457
Administration fees
Fund level	114,030
Class A	76,375
Class C	30,443
Administrator Class	70,887
Institutional Class	32,218
Investor Class	246,532
Shareholder servicing fees
Class A	73,437
Class C	29,272
Administrator Class	172,104
Investor Class	189,543
Distribution fees
Class C	87,817
Custody and accounting fees	34,172
Professional fees	32,180
Registration fees	76,284
Shareholder report expenses	54,821
Trustees’ fees and expenses	17,070
Other fees and expenses	10,495

Total expenses	3,058,137
Less: Fee waivers and/or expense reimbursements	(86,431)

Net expenses	2,971,706

Net investment income	985,214

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	15,093,524
Affiliated securities	(1,625,788)
Written options	6,900

Net realized gains on investments	13,474,636

Net change in unrealized gains (losses) on:
Unaffiliated securities	9,003,802
Affiliated securities	332,960

Net change in unrealized gains (losses) on investments	9,336,762

Net realized and unrealized gains (losses) on investments	22,811,398

Net increase in net assets resulting from operations	$23,796,612

* Net of foreign dividend withholding taxes of	$30,387

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small/Mid Cap Value Fund	Statement of changes in net assets

	Year ended October 31, 2012		Year ended October 31, 2011

Operations
Net investment income		$985,214		$1,083,995
Net realized gains on investments		13,474,636		6,445,501
Net change in unrealized gains (losses) on investments		9,336,762		(88,589)

Net increase in net assets resulting from operations		23,796,612		7,440,907

Distributions to shareholders from
Net investment income
Class A		(126,295)		(383,440)
Class C		0		(26,770)
Administrator Class		(547,916)		(831,378)
Institutional Class		(281,177)		(245,567)
Investor Class		(266,567)		(705,992)

Total distributions to shareholders		(1,221,955)		(2,193,147)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	179,302	2,730,973	538,881	8,328,557
Class C	74,001	1,098,745	95,987	1,443,775
Administrator Class	994,230	15,338,130	1,193,490	18,492,298
Institutional Class	1,510,723	23,919,067	890,323	13,911,049
Investor Class	447,236	7,022,404	429,780	6,630,133

		50,109,319		48,805,812

Reinvestment of distributions
Class A	9,119	124,748	24,476	374,730
Class C	0	0	1,059	16,044
Administrator Class	34,536	479,706	46,488	723,817
Institutional Class	9,441	131,603	2,541	39,719
Investor Class	18,909	259,615	44,502	684,436

		995,672		1,838,746

Payment for shares redeemed
Class A	(974,938)	(14,704,216)	(1,086,978)	(16,626,907)
Class C	(244,095)	(3,609,215)	(125,087)	(1,851,817)
Administrator Class	(1,992,730)	(31,214,045)	(971,391)	(14,929,043)
Institutional Class	(629,935)	(9,957,101)	(192,223)	(2,951,644)
Investor Class	(1,350,765)	(20,581,962)	(1,997,095)	(30,585,085)

		(80,066,539)		(66,944,496)

Net decrease in net assets resulting from capital share transactions		(28,961,548)		(16,299,938)

Total decrease in net assets		(6,386,891)		(11,052,178)

Net assets
Beginning of period		232,493,665		243,545,843

End of period		$226,106,774		$232,493,665

Undistributed (overdistributed) net investment income		$(128,518)		$540,928

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small/Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.61	$14.33	$11.78	$8.78	$18.19
Net investment income	0.07	0.06	0.08	0.11 [1]	0.11 [1]
Net realized and unrealized gains (losses) on investments	1.55	0.35	2.56	2.89	(7.84)

Total from investment operations	1.62	0.41	2.64	3.00	(7.73)
Distributions to shareholders from
Net investment income	(0.06)	(0.13)	(0.09)	0.00	(0.09)
Net realized gains	0.00	0.00	0.00	0.00	(1.59)

Total distributions to shareholders	(0.06)	(0.13)	(0.09)	0.00	(1.68)
Net asset value, end of period	$16.17	$14.61	$14.33	$11.78	$8.78
Total return[2]	11.13%	2.76%	22.63%	34.17%	(46.09)%
Ratios to average net assets (annualized)
Gross expenses	1.41%	1.40%	1.47%	1.57%	1.55%
Net expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income	0.37%	0.37%	0.77%	1.12%	0.83%
Supplemental data
Portfolio turnover rate	32%	34%	41%	35%	43%
Net assets, end of period (000s omitted)	$25,612	$34,642	$41,491	$27,370	$12,859

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small/Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.36	$14.10	$11.62	$8.72	$18.15
Net investment income (loss)	(0.08)	(0.06)	0.00 [1]	0.04 [2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	1.56	0.35	2.51	2.86	(7.81)

Total from investment operations	1.48	0.29	2.51	2.90	(7.79)
Distributions to shareholders from
Net investment income	0.00	(0.03)	(0.03)	0.00	(0.05)
Net realized gains	0.00	0.00	0.00	0.00	(1.59)

Total distributions to shareholders	0.00	(0.03)	(0.03)	0.00	(1.64)
Net asset value, end of period	$15.84	$14.36	$14.10	$11.62	$8.72
Total return[3]	10.31%	2.05%	21.62%	33.26%	(46.46)%
Ratios to average net assets (annualized)
Gross expenses	2.16%	2.15%	2.22%	2.26%	2.30%
Net expenses	2.15%	2.15%	2.15%	2.11%	2.15%
Net investment income (loss)	(0.40)%	(0.38)%	0.00%	0.40%	0.16%
Supplemental data
Portfolio turnover rate	32%	34%	41%	35%	43%
Net assets, end of period (000s omitted)	$10,763	$12,204	$12,379	$9,052	$4,700

1.	Amount is less than $0.005.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small/Mid Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.89	$14.60	$11.99	$8.92	$18.37
Net investment income	0.10	0.09	0.13	0.13 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	1.58	0.36	2.59	2.94	(7.91)

Total from investment operations	1.68	0.45	2.72	3.07	(7.79)
Distributions to shareholders from
Net investment income	(0.11)	(0.16)	(0.11)	0.00	(0.07)
Net realized gains	0.00	0.00	0.00	0.00	(1.59)

Total distributions to shareholders	(0.11)	(0.16)	(0.11)	0.00	(1.66)
Net asset value, end of period	$16.46	$14.89	$14.60	$11.99	$8.92
Total return	11.33%	3.13%	22.82%	34.42%	(45.89)%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.24%	1.29%	1.39%	1.43%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.59%	0.61%	1.00%	1.34%	0.86%
Supplemental data
Portfolio turnover rate	32%	34%	41%	35%	43%
Net assets, end of period (000s omitted)	$68,857	$76,668	$71,246	$55,463	$35,489

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Small/Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.97	$14.67	$12.04	$8.93	$18.40
Net investment income	0.11	0.11	0.17 [1]	0.15 [1]	0.15 [1]
Net realized and unrealized gains (losses) on investments	1.60	0.38	2.59	2.96	(7.93)

Total from investment operations	1.71	0.49	2.76	3.11	(7.78)
Distributions to shareholders from
Net investment income	(0.14)	(0.19)	(0.13)	0.00	(0.10)
Net realized gains	0.00	0.00	0.00	0.00	(1.59)

Total distributions to shareholders	(0.14)	(0.19)	(0.13)	0.00	(1.69)
Net asset value, end of period	$16.54	$14.97	$14.67	$12.04	$8.93
Total return	11.61%	3.28%	23.08%	34.83%	(45.83)%
Ratios to average net assets (annualized)
Gross expenses	0.98%	0.97%	1.02%	1.12%	1.16%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	0.74%	0.79%	1.22%	1.58%	1.07%
Supplemental data
Portfolio turnover rate	32%	34%	41%	35%	43%
Net assets, end of period (000s omitted)	$47,737	$29,881	$19,005	$9,895	$6,679

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small/Mid Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended October 31
INVESTOR CLASS	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.67	$14.38	$11.81	$8.81	$18.18
Net investment income	0.03	0.05 [1]	0.09	0.10 [1]	0.06 [1]
Net realized and unrealized gains (losses) on investments	1.57	0.35	2.56	2.90	(7.82)

Total from investment operations	1.60	0.40	2.65	3.00	(7.76)
Distributions to shareholders from
Net investment income	(0.05)	(0.11)	(0.08)	0.00	(0.02)
Net realized gains	0.00	0.00	0.00	0.00	(1.59)

Total distributions to shareholders	(0.05)	(0.11)	(0.08)	0.00	(1.61)
Net asset value, end of period	$16.22	$14.67	$14.38	$11.81	$8.81
Total return	10.97%	2.73%	22.49%	34.05%	(46.14)%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.47%	1.56%	1.67%	1.69%
Net expenses	1.47%	1.47%	1.48%	1.49%	1.49%
Net investment income	0.27%	0.30%	0.67%	1.02%	0.44%
Supplemental data
Portfolio turnover rate	32%	34%	41%	35%	43%
Net assets, end of period (000s omitted)	$73,138	$79,099	$99,424	$94,728	$75,324

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Small/Mid Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Small/Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2012, fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Small/Mid Cap Value Fund	25

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Options

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on to the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

26	Wells Fargo Advantage Small/Mid Cap Value Fund	Notes to financial statements

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid and dividends from certain securities. At October 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(134,041)	$(432,705)	$566,746

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of October 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $7,105,980 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

4. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Small/Mid Cap Value Fund	27

As of October 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in Securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$218,528,725	$168,210	$0	$218,696,935
Investment companies	4,637,197	0	0	4,637,197
Warrants	0	2,389,309	0	2,389,309

Short-term investments
Investment companies	1,735,514	0	0	1,735,514
	$224,901,436	$2,557,519	$0	$227,458,955

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2012, the Fund did not have any significant transfers into/out of Level 1 or Level 2. .

5. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended October 31, 2012, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32	*

*	Prior to May 1, 2012, the class level administration fee for Investor Class was 0.33%.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.40% for Class A, 2.15% for Class C, 1.15% for Administrator Class, 0.95% for Institutional Class, and 1.47% for Investor Class.

28	Wells Fargo Advantage Small/Mid Cap Value Fund	Notes to financial statements

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended October 31, 2012, Wells Fargo Funds Distributor, LLC received $2,976 from the sale of Class A shares and $182 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2012 were $72,224,522 and $95,756,755, respectively.

7. INVESTMENTS IN AFFILIATES

An affiliated investment is a company in which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions in issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized losses
Allied Healthcare Products Incorporated	398,000	65,600	10,500	453,100	$1,236,963	$0	$(18,363)
Bakers Footwear Group Incorporated	509,735	23,665	533,400	0	0	0	(432,459)
Evans & Sutherland Computer Corporation	588,690	35,510	520,200	104,000	6,240	$0	(1,174,966)

8. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2012, the Fund entered into written options for economic hedging purposes.

During the year ended October 31, 2012, the Fund had written call option activities as follows:

	Number of contracts	Premiums received
Options outstanding at October 31, 2011	0	$0
Options written	100	15,250
Options expired	(50)	(8,900)
Options terminated in closing purchase transactions	(50)	(6,350)
Options exercised	0	0
Options outstanding at October 31, 2012	0	$0

As of October 31, 2012, the Fund did not have any open written options but had total premiums received that averaged $1,240 during the year ended October 31, 2012.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

Notes to financial statements	Wells Fargo Advantage Small/Mid Cap Value Fund	29

9. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2012, the Fund paid $413 in commitment fees.

For the year ended October 31, 2012, there were no borrowings by the Fund under the agreement.

10. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,221,955 and $2,193,147 of ordinary income for the years ended October 31, 2012 and October 31, 2011, respectively.

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$37,849,138	$(7,105,980)

11. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

30	Wells Fargo Advantage Small/Mid Cap Value Fund	Notes to financial statements

13. SUBSEQUENT DISTRIBUTIONS

On December 13, 2012, the Fund declared distributions from net investment income to shareholders of record on December 12, 2012. The per share amounts payable on December 14, 2012 were as follows:

Net investment income
Class A	$0.03663
Class C	0.00000
Administrator Class	0.08423
Institutional Class	0.11868
Investor Class	0.02777

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Small/Mid Cap Value Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Small/Mid Cap Value Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small/Mid Cap Value Fund as of October 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2012

32	Wells Fargo Advantage Small/Mid Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100.00% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $1,221,955 of income dividends paid during the fiscal year ended October 31, 2012, has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2012, $1,056 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

34	Wells Fargo Advantage Small/Mid Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years

Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 77 funds in the Fund complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Small/Mid Cap Value Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

213213 12-12 A245/AR245 10-12

Wells Fargo Advantage Special Small Cap Value Fund

Annual Report

October 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM) .
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $210 billion in assets under management, as of October 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Core Bond Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Short Duration Government Bond Fund
High Yield Bond Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Special Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—two worries that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Special Small Cap Value Fund for the 12-month period that ended October 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Small cap stocks underperformed large cap stocks for the period.

Macroeconomic optimism faded as global growth slowed and worries rose.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—two worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Bank (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in an effort to support the economy and financial system. In response to signs of a sluggish economy, after its September 2012 meeting the FOMC announced its intention to keep interest rates low until at least mid-2015. The Fed also announced open-ended purchases of $40 billion per month in mortgage-backed securities in an effort to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. The ECB soon lowered its key rate twice in response to weakness in the southern European economies, and a third cut in July 2012 put its key rate at a historic low of 0.75%. In September, the ECB announced that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had applied for a formal bailout through either the European Financial Stability Facility or the European Stability Mechanism.

Letter to shareholders (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	3

U.S. stocks gained as the U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) came in at a 1.3% annualized rate in the third quarter of 2011 and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth moderated to 2.0%, 1.3%, and 2.7% annualized rates in the first, second, and third quarters of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in Europe. The unemployment rate was a notable exception to generally positive U.S. economic news. Although the unemployment rate declined—from 8.7% in November 2011 to 7.9% in October 2012—at least part of the decline could be attributed to a decline in the labor force. (People are only counted as unemployed if they are officially looking for work.) The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market. Small cap stocks gained 12.08% for the period as measured by the Russell 2000® Index1, trailing the 13.00% gain for mid cap stocks as measured by the Russell 2500TM Index2 and the 15.21% return for large cap stocks as measured by the S&P 500 Index3. Value stocks outperformed growth stocks across all market capitalizations, aided by strong returns from financials.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market.

1.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Special Small Cap Value Fund	Letter to shareholders (unaudited)

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

This page is intentionally left blank.

6	Wells Fargo Advantage Special Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Robert Rifkin, CFA

James M. Tringas, CFA, CPA

Average annual total returns1 (%) as of October 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESPAX)	5-7-93	3.24	(0.10)	8.42	9.54	1.09	9.06	1.39	1.35
Class B (ESPBX)*	3-26-99	3.72	0.00	8.50	8.72	0.33	8.50	2.14	2.10
Class C (ESPCX)	12-12-00	7.73	0.34	8.26	8.73	0.34	8.26	2.14	2.10
Administrator Class (ESPIX)	7-23-96	–	–	–	9.76	1.34	9.35	1.23	1.10
Institutional Class (ESPNX)	7-30-10	–	–	–	9.98	1.41	9.38	0.96	0.95
Russell 2000® Value Index[4]	–	–	–	–	14.47	0.87	9.38	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	7

Growth of $10,000 investment[5] as of October 31, 2012

1.	Historical performance shown for the Institutional Class shares prior to their inception, reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Special Values Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.34% for Class A, 2.09% for Class B, 2.09% for Class C, 1.09% for Administrator Class, and 0.94% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Special Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended October 31, 2012.

■

Weak stock selection within the consumer discretionary, information technology (IT), and financials sectors detracted from relative results. Our underweight to financials and overweight to IT also detracted.

■	Strong stock selection in the health care, consumer staples, and materials sectors contributed to performance.

The Fund underperformed in a period marked by both uncertainty and a stock market rally.

The twelve months that ended October 31, 2012 were characterized by the looming threat that the European Union could disintegrate at any given moment as a result of an ongoing credit crisis in Southern Europe. In addition, markets began to fear the “fiscal cliff”—a combination of the scheduled expiration of tax cuts and across-the-board automatic spending cuts resulting from the 2011 debt ceiling debate.

Ten largest equity holdings[6] (%) as of October 31, 2012
First Citizens BancShares Incorporated	4.51
Kadant Incorporated	3.28
ALLETE Incorporated	2.35
Simpson Manufacturing Company Incorporated	2.18
ATMI Incorporated	1.84
Matthews International Corporation Class A	1.72
Imation Corporation	1.70
Franklin Electric Company Incorporated	1.69
Quanex Building Products Corporation	1.69
Stewart Information Services Corporation	1.67

While our overweight to IT detracted from performance, a handful of weak-performing stocks also weighed on the portfolio. One notable example was Imation Corporation, a manufacturer of removable data storage and consumer electronics. Declining sales and volumes related to the company’s traditional data storage products, coupled with a fairly weak consumer electronic goods environment depressed the company’s fundamentals. While our patience has been tested, our investment thesis remains intact. The company recently expanded its restructuring efforts with a focus on scaling back non-core consumer electronics. In addition, several acquisitions in data encryption and data deduplication (a form of data compression) supported the company’s renewed growth strategy. Finally, Imation’s secure and scalable storage segment recently posted its strongest gross margin ever, suggesting that a turnaround may be underway.

Weak stock selection coupled with an underweight to banks and real estate investment trusts (REITs) led to underperformance in the financials sector. Knight Capital Group Incorporated, a wholesale market maker in U.S. equity securities, was the most notable detractor. In August 2012, a software bug caused a glitch that resulted in Knight Capital sending numerous erroneous buy orders in New York Stock Exchange (NYSE)-listed securities into the market. By the time the company was able to take the rogue algorithm offline, it had acquired millions of shares of stock at elevated prices. Whereas in the past such trades may have been canceled, the NYSE and the Securities and Exchange Commission denied Knight Capital’s request due to strict rules that were implemented in the aftermath of the 2010 flash crash. As a result, Knight Capital had to close out the errant positions at a $440 million pretax loss. Although the company was able to secure a financial lifeline, we decided to eliminate the stock from the portfolio after we determined that the return versus risk profile of the business going forward was unattractive at the current market prices.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	9

Sector distribution[7] as of October 31, 2012

Among our notable contributors in the health care sector, Cambrex Corporation was a standout performer. This provider of products and services to the pharmaceutical and biotechnology industries posted strong first-half calendar year operating results on increased demand for controlled substances and generic active pharmaceutical ingredients (APIs). In addition, the company continued to build on its pipeline of opportunities, including a large project win to produce an API for a product nearing the final stages of clinical testing.

Within the consumer staples sector, Winn-Dixie Stores Incorporated and Prestige Brands Holdings Incorporated were among the top performers. During the fiscal year, southeast supermarket operator Winn-Dixie Stores Incorporated agreed to be acquired by private-operator BI-LO for $9.50/share, which represented a substantial premium to Winn-Dixie’s closing price before the deal was announced. We sold our position not long after the deal was announced. Prestige Brands, which has built up a solid portfolio of over-the-counter healthcare and household brands, was the subject of an unsolicited takeover bid by a Mexican consumer products company, Genomma Labs. Genomma offered $16.60 per share, 47% above Prestige Brand’s closing price prior to the offer. While we felt that Genomma’s offer failed to capture Prestige Brands’ full value, we assessed the downside risk of the deal potentially falling apart and decided to take our profits.

We are optimistic that the market has potential to continue to climb this wall of worry, much as it has done over the past several months.

As we approach the end of 2012, we are aware that Europe is still struggling, although less so than in the past. While the presidential and Congressional elections are now behind us, uncertainty remains as to how our leaders will deal with upcoming challenges, including the fiscal cliff. With so much uncertainty and lack of clarity, it is difficult for investors to measure risk. We believe, however, that these times are often when the best opportunities exist, especially for the long-term investor. We see stabilization in Europe, a new regime in China, a turn in U.S. housing and an emerging improvement in the industrial sector as evidence that stocks, which we believe continue to be undervalued, on average, have room to move higher.

Please see footnotes on page 7.

10	Wells Fargo Advantage Special Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-12	Ending account value 10-31-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$970.84	$6.64	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.80	1.34%
Class B
Actual	$1,000.00	$967.28	$10.34	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.58	2.09%
Class C
Actual	$1,000.00	$967.40	$10.34	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.58	2.09%
Administrator Class
Actual	$1,000.00	$972.03	$5.40	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.53	1.09%
Institutional Class
Actual	$1,000.00	$972.93	$4.66	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.77	0.94%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Special Small Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 92.51%

Consumer Discretionary: 13.23%

Auto Components: 0.92%
Lear Corporation	74,800	$3,186,480
Modine Manufacturing Company †«	513,598	3,492,466

		6,678,946

Diversified Consumer Services: 3.28%
Hillenbrand Incorporated	555,802	11,377,267
Matthews International Corporation Class A «	436,747	12,565,211

		23,942,478

Hotels, Restaurants & Leisure: 1.92%
Denny’s Corporation †«	2,116,044	9,733,802
Krispy Kreme Doughnuts Incorporated †«	575,900	4,278,937

		14,012,739

Household Durables: 2.95%
Blyth Incorporated	299,320	6,836,469
Cavco Industries Incorporated †	112,567	5,441,489
Dixie Group Incorporated †**(l)	728,577	2,885,165
Furniture Brands International Incorporated †«	584,862	888,990
Helen of Troy Limited †	102,600	3,100,572
La-Z-Boy Incorporated †«	143,912	2,334,253

		21,486,938

Media: 0.83%
AH Belo Corporation **(l)	1,165,260	5,826,300
Dex One Corporation †«	243,493	243,493

		6,069,793

Specialty Retail: 1.58%
Aeropostale Incorporated †	174,600	2,086,470
Christopher & Banks Corporation †	900,345	2,809,076
Guess? Incorporated	127,700	3,164,406
The Men’s Wearhouse Incorporated	105,100	3,446,229

		11,506,181

Textiles, Apparel & Luxury Goods: 1.75%
Delta Apparel Incorporated †«	280,739	4,250,388
Maidenform Brands Incorporated †	456,300	8,537,373

		12,787,761

Consumer Staples: 4.05%

Food & Staples Retailing: 0.36%
Casey’s General Stores Incorporated «	51,700	2,665,135

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Special Small Cap Value Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Food Products: 1.53%
Seneca Foods Corporation Class A †«	118,697	$3,392,954
TreeHouse Foods Incorporated †	144,800	7,754,040

		11,146,994

Household Products: 2.16%
Central Garden & Pet Company †	186,492	2,066,331
Central Garden & Pet Company Class A †	185,902	2,095,116
Spectrum Brands Holdings Incorporated	69,949	3,181,980
WD-40 Company «	175,136	8,382,009

		15,725,436

Energy: 5.92%

Energy Equipment & Services: 2.09%
Cal Dive International Incorporated †«	583,817	735,609
Carbo Ceramics Incorporated «	69,100	5,109,945
Exterran Holdings Incorporated †	697	13,926
Steel Excel Incorporated †	382,959	9,382,496

		15,241,976

Oil, Gas & Consumable Fuels: 3.83%
Bill Barrett Corporation †«	142,600	3,266,966
Comstock Resources Incorporated †«	517,863	8,865,815
Stone Energy Corporation †	329,471	7,772,221
Swift Energy Company †«	480,547	8,029,940

		27,934,942

Financials: 14.51%

Capital Markets: 2.02%
CIFC Corporation †«	253,585	1,711,699
Investment Technology Group Incorporated †	638,651	5,390,214
Westwood Holdings Group Incorporated «	195,612	7,593,658

		14,695,571

Commercial Banks: 7.03%
First Citizens BancShares Incorporated	194,780	32,869,125
First Niagara Financial Group Incorporated «	756,150	6,260,922
UMB Financial Corporation «	272,861	12,150,500

		51,280,547

Consumer Finance: 0.13%
Regional Management Corporation †«	53,015	926,702

Insurance: 4.68%
Brown & Brown Incorporated	212,200	5,421,710
Endurance Specialty Holdings Limited	201,500	8,170,825
Fortegra Financial Corporation †	289,220	2,568,274
Platinum Underwriters Holdings Limited	58,200	2,584,080

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Special Small Cap Value Fund	13

Security name	Shares	Value

Insurance (continued)
Stewart Information Services Corporation	522,774	$12,191,090
Validus Holdings Limited	88,961	3,184,804

		34,120,783

Thrifts & Mortgage Finance: 0.65%
Provident New York Bancorp	522,616	4,771,484

Health Care: 7.29%

Health Care Equipment & Supplies: 3.06%
Align Technology Incorporated †	28,000	744,240
ArthroCare Corporation †«	55,765	1,677,411
Haemonetics Corporation †«	67,800	5,539,260
ICU Medical Incorporated †«	80,703	4,788,109
Steris Corporation	99,200	3,532,512
West Pharmaceutical Services Incorporated	112,400	6,054,988

		22,336,520

Health Care Providers & Services: 1.04%
Owens & Minor Incorporated «	131,700	3,749,499
Patterson Companies Incorporated	113,700	3,797,580

		7,547,079

Health Care Technology: 0.52%
Omnicell Incorporated †	259,000	3,776,220

Life Sciences Tools & Services: 1.69%
Bio-Rad Laboratories Incorporated †	68,900	6,983,015
Cambrex Corporation †	442,148	5,341,148

		12,324,163

Pharmaceuticals: 0.98%
Impax Laboratories Incorporated †	230,800	4,904,500
Lannett Company Incorporated †«	516,085	2,275,935

		7,180,435

Industrials: 21.48%

Air Freight & Logistics: 1.42%
Forward Air Corporation «	311,409	10,391,718

Building Products: 3.87%
Quanex Building Products Corporation	621,899	12,294,943
Simpson Manufacturing Company Incorporated «	522,400	15,912,304

		28,207,247

Commercial Services & Supplies: 3.41%
ACCO Brands Corporation †«	697,669	5,051,124
Courier Corporation	301,972	3,638,763

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Special Small Cap Value Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Commercial Services & Supplies (continued)
Sykes Enterprises Incorporated †«	371,500	$5,059,830
Viad Corporation «	525,744	11,151,030

		24,900,747

Electrical Equipment: 1.69%
Franklin Electric Company Incorporated «	212,687	12,323,085

Machinery: 6.52%
Commercial Vehicle Group Incorporated †	375,970	2,853,612
Douglas Dynamics Incorporated «	445,648	6,769,393
Gardner Denver Incorporated	52,000	3,605,160
John Bean Technologies Corporation	272,600	4,203,492
Kadant Incorporated †**(l)	986,302	23,957,276
Mueller Industries Incorporated	56,520	2,475,576
Titan International Incorporated «	174,400	3,658,912

		47,523,421

Professional Services: 3.72%
FTI Consulting Incorporated †«	277,800	7,211,688
Heidrick & Struggles International Incorporated	421,900	4,995,296
Insperity Incorporated	163,300	4,263,763
Korn/Ferry International †«	486,800	6,518,252
Towers Watson & Company Class A	77,300	4,151,783

		27,140,782

Road & Rail: 0.38%
Arkansas Best Corporation	348,628	2,806,455

Transportation Infrastructure: 0.47%
Macquarie Infrastructure Company LLC	81,465	3,396,276

Information Technology: 17.92%

Communications Equipment: 0.94%
Aviat Networks Incorporated †	975,847	2,224,931
Black Box Corporation	154,600	3,388,832
Ixia Corporation †«	86,900	1,217,469

		6,831,232

Computers & Peripherals: 2.35%
Imation Corporation †**(l)	2,708,521	12,377,941
QLogic Corporation †	331,300	3,107,594
Quantum Corporation †«	1,582,697	1,661,832

		17,147,367

Electronic Equipment, Instruments & Components: 3.59%
AVX Corporation	839,548	8,261,152
Celestica Incorporated †	369,600	2,683,296
Orbotech Limited †	683,855	5,648,642

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Special Small Cap Value Fund	15

Security name	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Pulse Electronics Corporation †«	625,380	$343,959
Vishay Intertechnology Incorporated †«	1,118,921	9,264,666

		26,201,715

Internet Software & Services: 1.52%
EarthLink Incorporated	1,748,900	11,088,026

IT Services: 1.90%
CACI International Incorporated Class A †«	96,600	4,871,538
Global Payments Incorporated	144,900	6,194,475
TNS Incorporated †	195,274	2,796,324

		13,862,337

Semiconductors & Semiconductor Equipment: 4.21%
ATMI Incorporated †	679,345	13,417,064
DSP Group Incorporated †	815,164	4,483,402
Exar Corporation †«	547,641	4,682,331
Lattice Semiconductor Corporation †	2,084,281	8,087,010

		30,669,807

Software: 3.41%
ACI Worldwide Incorporated †	305,532	11,946,301
JDA Software Group Incorporated †«	152,100	5,801,094
Netscout Systems Incorporated †	99,300	2,455,689
Progress Software Corporation †«	236,672	4,667,172

		24,870,256

Materials: 5.76%

Chemicals: 1.60%
A. Schulman Incorporated	350,705	8,999,090
American Pacific Corporation †	135,533	1,791,746
Plastec Technologies Limited †«(a)(i)	152,638	847,141

		11,637,977

Metals & Mining: 0.62%
Aurizon Mines Limited †	969,760	4,538,477

Paper & Forest Products: 3.54%
Clearwater Paper Corporation †«	90,694	3,586,041
Neenah Paper Incorporated «	385,068	9,973,261
Schweitzer Manduit International Incorporated	270,024	9,458,941
Wausau Paper Corporation «	340,600	2,816,762

		25,835,005

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Special Small Cap Value Fund	Portfolio of investments—October 31, 2012

Security name				Shares	Value

Utilities: 2.35%

Electric Utilities: 2.35%
ALLETE Incorporated «				411,199	$17,114,102

Total Common Stocks (Cost $709,920,112)					674,644,855

Investment Companies: 2.70%
iShares Russell 2000 Value Index Fund «				130,112	9,474,756
iShares Russell 2000 Index Fund «				126,057	10,240,871

Total Investment Companies (Cost $19,870,279)					19,715,627

			Expiration date

Warrants: 0.00%

Materials: 0.00%

Chemicals : 0.00%
Plastec Technologies Limited (Materials, Chemicals) †(a)(i)			11-18-14	145,800	0

Total Warrants (Cost $0)					0

				Principal

Other: 0.34%
Gryphon Funding Limited, Pass-Through Entity (a)(i)				$8,260,288	2,478,086

Total Other (Cost $3,537,350)					2,478,086

		Yield

Short-Term Investments : 17.97%

Investment Companies : 17.97%
Wells Fargo Advantage Cash Investment Money Market Fund, Select
Class (l)(u)		0.17%		34,837,396	34,837,396
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)		0.22		96,242,700	96,242,700

Total Short-Term Investments (Cost $131,080,096)					131,080,096

Total investments in securities
(Cost $864,407,837) *	113.52%				827,918,664
Other assets and liabilities, net	(13.52)				(98,600,392)

Total net assets	100.00%				$729,318,272

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Special Small Cap Value Fund	17

†	Non-income-earning security

«	All or a portion of this security is on loan.

**	Represents an affiliate of the Fund under Section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended, as the Fund holds 5% or more of the issuer’s outstanding voting shares.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $881,371,246 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$109,878,546
Gross unrealized depreciation	(163,331,128)

Net unrealized depreciation	$(53,452,582)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Special Small Cap Value Fund	Statement of assets and liabilities —October 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$651,791,886
In affiliated securities, at value (see cost below)	176,126,778

Total investments, at value (see cost below)	827,918,664
Receivable for investments sold	2,768,353
Receivable for Fund shares sold	433,240
Receivable for dividends	248,935
Receivable for securities lending income	89,444
Prepaid expenses and other assets	41,780

Total assets	831,500,416

Liabilities
Payable for investments purchased	1,383,909
Payable for Fund shares redeemed	3,602,436
Payable upon receipt of securities loaned	96,242,700
Advisory fee payable	470,920
Distribution fees payable	28,030
Due to other related parties	152,197
Accrued expenses and other liabilities	301,952

Total liabilities	102,182,144

Total net assets	$729,318,272

NET ASSETS CONSIST OF
Paid-in capital	$827,840,057
Undistributed net investment loss	(763,888)
Accumulated net realized losses on investments	(61,268,724)
Net unrealized losses on investments	(36,489,173)

Total net assets	$729,318,272

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$366,320,366
Shares outstanding – Class A	15,949,901
Net asset value per share – Class A	$22.97
Maximum offering price per share – Class A2	$24.37
Net assets – Class B	$9,170,840
Shares outstanding – Class B	424,994
Net asset value per share – Class B	$21.58
Net assets – Class C	$33,477,819
Shares outstanding – Class C	1,545,864
Net asset value per share – Class C	$21.66
Net assets – Administrator Class	$232,282,742
Shares outstanding – Administrator Class	9,976,725
Net asset value per share – Administrator Class	$23.28
Net assets – Institutional Class	$88,066,505
Shares outstanding – Institutional Class	3,770,144
Net asset value per share – Institutional Class	$23.36

Investments in unaffiliated securities, at cost	$631,415,002

Investments in affiliated securities, at cost	$232,992,835

Total investments, at cost	$864,407,837

Securities on loan, at value	$93,377,255

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2012	Wells Fargo Advantage Special Small Cap Value Fund	19

Investment income
Dividends	$7,911,129
Securities lending income, net	612,232
Income from affiliated securities	315,733
Interest	42,674

Total investment income	8,881,768

Expenses
Advisory fee	5,936,837
Administration fees
Fund level	374,957
Class A	1,009,519
Class B	39,304
Class C	91,479
Administrator Class	249,620
Institutional Class	49,373
Shareholder servicing fees
Class A	970,691
Class B	37,537
Class C	87,961
Administrator Class	624,051
Distribution fees
Class B	113,377
Class C	263,882
Custody and accounting fees	60,540
Professional fees	19,224
Registration fees	17,347
Shareholder report expenses	46,243
Trustees’ fees and expenses	17,980
Other fees and expenses	28,806

Total expenses	10,038,728
Less: Fee waivers and/or expense reimbursements	(483,665)

Net expenses	9,555,063

Net investment loss	(673,295)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on:
Unaffiliated securities	29,953,459
Affiliated securities	(2,724,827)

Net realized gains on investments	27,228,632

Net change in unrealized gains (losses) on:
Unaffiliated securities	23,387,300
Affiliated securities	19,851,694

Net change in unrealized gains (losses) on investments	43,238,994

Net realized and unrealized gains (losses) on investments	70,467,626

Net increase in net assets resulting from operations	$69,794,331

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Special Small Cap Value Fund	Statement of changes in net assets

	Year ended October 31, 2012		Year ended October 31, 2011

Operations
Net investment loss		$(673,295)		$(888,304)
Net realized gains on investments		27,228,632		72,400,422
Net change in unrealized gains (losses) on investments		43,238,994		(13,246,194)

Net increase in net assets resulting from operations		69,794,331		58,265,924

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,091,715	47,245,601	2,491,122	53,417,324
Class B	11,587	258,982	6,084	126,147
Class C	124,491	2,676,874	89,582	1,863,376
Administrator Class	931,468	21,315,513	1,967,015	42,154,527
Institutional Class	2,983,669	66,616,552	1,299,817	27,596,502

		138,113,522		125,157,876

Payment for shares redeemed
Class A	(4,631,572)	(104,361,770)	(8,117,034)	(173,620,347)
Class B	(697,355)	(14,889,685)	(852,090)	(17,395,017)
Class C	(298,688)	(6,382,861)	(526,844)	(10,616,983)
Administrator Class	(3,851,721)	(86,359,235)	(5,896,156)	(126,963,950)
Institutional Class	(494,829)	(11,412,744)	(174,116)	(3,733,072)

		(223,406,295)		(332,329,369)

Net decrease in net assets resulting from capital share transactions		(85,292,773)		(207,171,493)

Total decrease in net assets		(15,498,442)		(148,905,569)

Net assets
Beginning of period		744,816,714		893,722,283

End of period		$729,318,272		$744,816,714

Undistributed net investment loss		$(763,888)		$(444,217)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended October 31			Year ended July 31
CLASS A	2012	2011	2010[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$20.97	$19.78	$18.50	$15.51	$18.78	$27.25
Net investment income (loss)	(0.05)	(0.05)	(0.01)	(0.02)	0.11	0.15
Net realized and unrealized gains (losses) on investments	2.05	1.24	1.29	3.07	(3.19)	(3.83)

Total from investment operations	2.00	1.19	1.28	3.05	(3.08)	(3.68)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.01)	(0.19)	(0.27)
Net realized gains	0.00	0.00	0.00	0.00	(0.00)[3]	(4.52)
Tax basis return of capital	0.00	0.00	0.00	(0.05)[4]	0.00	0.00

Total distributions to shareholders	0.00	0.00	0.00	(0.06)	(0.19)	(4.79)
Net asset value, end of period	$22.97	$20.97	$19.78	$18.50	$15.51	$18.78
Total return[5]	9.54%	6.02%	6.92%	19.72%	(16.17)%	(15.22)%
Ratios to average net assets (annualized)
Gross expenses	1.38%	1.37%	1.46%	1.43%	1.43%	1.36%
Net expenses	1.34%	1.34%	1.34%	1.39%	1.33%	1.31%
Net investment income (loss)	(0.16)%	(0.14)%	(0.19)%	(0.07)%	0.69%	0.73%
Supplemental data
Portfolio turnover rate	69%	54%	7%	45%	43%	48%
Net assets, end of period (000s omitted)	$366,320	$387,767	$477,079	$472,903	$442,973	$598,656

1.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Special Values Fund.

3.	Amount is less than $0.005.

4.	Calculated based upon average shares outstanding

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31			Year ended July 31
CLASS B	2012	2011	2010[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$19.85	$18.87	$17.68	$14.88	$17.92	$26.17
Net investment income (loss)	(0.19)[3]	(0.18)[3]	(0.08)	(0.14)[3]	0.00 [3,4]	(0.00)[3]
Net realized and unrealized gains (losses) on investments	1.92	1.16	1.27	2.94	(3.02)	(3.67)

Total from investment operations	1.73	0.98	1.19	2.80	(3.02)	(3.67)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.02)	(0.06)
Net realized gains	0.00	0.00	0.00	0.00	(0.00)[4]	(4.52)

Total distributions to shareholders	0.00	0.00	0.00	0.00	(0.02)	(4.58)
Net asset value, end of period	$21.58	$19.85	$18.87	$17.68	$14.88	$17.92
Total return[5]	8.72%	5.19%	6.73%	18.82%	(16.83)%	(15.80)%
Ratios to average net assets (annualized)
Gross expenses	2.12%	2.13%	2.21%	2.18%	2.17%	2.11%
Net expenses	2.09%	2.09%	2.09%	2.15%	2.07%	2.06%
Net investment income (loss)	(0.89)%	(0.88)%	(0.93)%	(0.82)%	0.01%	(0.02)%
Supplemental data
Portfolio turnover rate	69%	54%	7%	45%	43%	48%
Net assets, end of period (000s omitted)	$9,171	$22,053	$36,922	$36,654	$41,008	$91,409

1.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Special Values Fund.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Small Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended October 31			Year ended July 31
CLASS C	2012	2011	2010[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$19.92	$18.94	$17.74	$14.93	$17.98	$26.24
Net investment loss	(0.19)[3]	(0.18)[3]	(0.07)	(0.18)	(0.00)[3]	(0.00)[3]
Net realized and unrealized gains (losses) on investments	1.93	1.16	1.27	2.99	(3.03)	(3.69)

Total from investment operations	1.74	0.98	1.20	2.81	(3.03)	(3.69)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.02)	(0.05)
Net realized gains	0.00	0.00	0.00	0.00	(0.00)[4]	(4.52)

Total distributions to shareholders	0.00	0.00	0.00	0.00	(0.02)	(4.57)
Net asset value, end of period	$21.66	$19.92	$18.94	$17.74	$14.93	$17.98
Total return[5]	8.73%	5.17%	6.76%	18.82%	(16.79)%	(15.86)%
Ratios to average net assets (annualized)
Gross expenses	2.13%	2.13%	2.21%	2.18%	2.17%	2.11%
Net expenses	2.09%	2.09%	2.09%	2.12%	2.07%	2.06%
Net investment loss	(0.91)%	(0.89)%	(0.93)%	(0.80)%	(0.03)%	(0.02)%
Supplemental data
Portfolio turnover rate	69%	54%	7%	45%	43%	48%
Net assets, end of period (000s omitted)	$33,478	$34,270	$40,850	$40,968	$38,744	$61,307

1.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Special Values Fund.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for period of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31			Year ended July 31
ADMINISTRATOR CLASS	2012	2011	2010[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$21.21	$19.96	$18.65	$15.63	$18.95	$27.46
Net investment income	0.02 [3]	0.02 [3]	0.01	0.04 [3]	0.16	0.21
Net realized and unrealized gains (losses) on investments	2.05	1.23	1.30	3.04	(3.23)	(3.87)

Total from investment operations	2.07	1.25	1.31	3.08	(3.07)	(3.66)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.01)	(0.25)	(0.33)
Net realized gains	0.00	0.00	0.00	0.00	(0.00)[4]	(4.52)
Tax basis return of capital	0.00	0.00	0.00	(0.05)[3]	0.00	0.00

Total distributions to shareholders	0.00	0.00	0.00	(0.06)	(0.25)	(4.85)
Net asset value, end of period	$23.28	$21.21	$19.96	$18.65	$15.63	$18.95
Total return[5]	9.76%	6.26%	7.02%	20.02%	(15.96)%	(15.00)%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.22%	1.30%	1.17%	1.18%	1.11%
Net expenses	1.09%	1.09%	1.09%	1.13%	1.08%	1.06%
Net investment income	0.10%	0.12%	0.05%	0.21%	0.95%	0.98%
Supplemental data
Portfolio turnover rate	69%	54%	7%	45%	43%	48%
Net assets, end of period (000s omitted)	$232,283	$273,510	$335,766	$320,814	$525,865	$722,786

1.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Special Values Fund.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Small Cap Value Fund	25

(For a share outstanding throughout each period)

	Year ended October 31			Year ended July 31, 2010[2]
INSTITUTIONAL CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$21.24	$19.96	$18.66	$18.66
Net Investment income (loss)	0.05 [3]	0.04	(0.02)[3]	0.00 [3,4]
Net realized and unrealized gains (losses) on investments	2.07	1.24	1.32	0.00 [4]

Total from investment operations	2.12	1.28	1.30	0.00 [4]
Net asset value, end of period	$23.36	$21.24	$19.96	$18.66
Total return[5]	9.98%	6.41%	7.02%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.94%	1.10%	0.00%
Net expenses	0.94%	0.93%	0.94%	0.00%
Net investment income (loss)	0.21%	0.19%	(0.38)%	0.00%
Supplemental data
Portfolio turnover rate	69%	54%	7%	45%
Net assets, end of period (000s omitted)	$88,067	$27,217	$3,106	$10

1.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operation) to July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Special Small Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Special Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock market, Inc. (“Nasdaq”), are valued at the Nasdaq Official closing price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sales occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “state” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Advantage Special Small Cap Value Fund	27

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to recognition of partnership income. At October 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment loss	Accumulated net realized losses on investments
$353,624	$(353,624)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of October 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $44,690,351 with $44,328,219 expiring in 2017 and $362,132 expiring in 2018.

28	Wells Fargo Advantage Special Small Cap Value Fund	Notes to financial statements

As of October 31, 2012, the Fund had a qualified late-year ordinary loss of $325,905 which will be recognized on the first day of the following fiscal year

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$673,797,714	$0	$847,141	$674,644,855
Investment companies	19,715,627	0	0	19,715,627

Other	0	0	2,478,086	2,478,086

Short-term investments
Investment companies	34,837,396	96,242,700	0	131,080,096
	$728,350,737	$96,242,700	$3,325,227	$827,918,664

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2012, the Fund did not have any significant transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Notes to financial statements	Wells Fargo Advantage Special Small Cap Value Fund	29

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2012, the advisory fee was equivalent to an annual rate of 0.79% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.34% for Class A, 2.09% for Class B, 2.09% for Class C, 1.09% for Administrator Class, and 0.94% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2012, Wells Fargo Funds Distributor, LLC received $3,634 from the sale of Class A shares and $50, $5,401 and $77 in contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2012 were $484,027,113 and $543,359,766, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company in which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions in issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

30	Wells Fargo Advantage Special Small Cap Value Fund	Notes to financial statements

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
AH Belo Corporation	995,660	169,600	0	1,165,260	$5,826,300	$259,988	$0
Dixie Group Incorporated	701,577	27,000	0	728,577	2,885,165	0	0
Imation Corporation	2,277,121	431,400	0	2,708,521	12,377,941	0	0
Kadant Incorporated	957,029	29,873	600	986,302	23,957,276	0	2,344
Kenneth Cole Productions Incorporated Class A	689,768	90,400	780,168	0	0	0	(2,727,171)
					$45,046,682	$259,988	$(2,724,827)

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2012, the Fund paid $1,367 in commitment fees.

For the year ended October 31, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

For the years ended October 31, 2012 and October 31, 2011, the Fund did not have any distributions paid to shareholders.

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Late-year ordinary losses deferred *	Capital loss carryforward
$(53,452,582)	$(325,905)	$(44,690,351)
*	This amount will be recognized on the first day of the following fiscal year.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

Notes to financial statements	Wells Fargo Advantage Special Small Cap Value Fund	31

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

11. SUBSEQUENT DISTRIBUTIONS

On December 13, 2012, the Fund declared distributions from net investment income to shareholders of record on December 12, 2012. The per share amounts payable on December 14, 2012 were as follows:

Net investment income
Class A	$0.00000
Class B	0.00000
Class C	0.00000
Administration Class	0.00089
Institutional Class	0.05020

These distributions are not reflected in the accompanying financial statements.

32	Wells Fargo Advantage Special Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Special Small Cap Value Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, for the period from August 1, 2010 to October 31, 2010, and for each of the years or periods in the three-year period ended July 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Special Small Cap Value Fund as of October 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2012

Other information (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	33

TAX INFORMATION

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Advantage Special Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	35

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 77 funds in the Fund complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

36	Wells Fargo Advantage Special Small Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

213214 12-12 A246/AR246 10-12

Wells Fargo Advantage

Traditional Small Cap Growth Fund

Annual Report

October 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM) .
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $210 billion in assets under management, as of October 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Income Plus Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
High Yield Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Traditional Small Cap Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—two worries that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Traditional Small Cap Growth Fund for the 12-month period that ended October 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Small cap stocks underperformed large cap stocks for the period.

Macroeconomic optimism faded as global growth slowed and worries rose.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—two worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Bank (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in an effort to support the economy and financial system. In response to signs of a sluggish economy, after its September 2012 meeting the FOMC announced its intention to keep interest rates low until at least mid-2015. The Fed also announced open-ended purchases of $40 billion per month in mortgage-backed securities in an effort to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. The ECB soon lowered its key rate twice in response to weakness in the southern European economies, and a third cut in July 2012 put its key rate at a historic low of 0.75%. In September, the ECB announced that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had applied for a formal bailout through either the European Financial Stability Facility or the European Stability Mechanism.

U.S. stocks gained as the U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) came in at a 1.3% annualized rate in the third quarter of 2011 and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth moderated to 2.0%, 1.3%, and 2.7% annualized rates in the first, second, and third quarters of 2012, continued

Letter to shareholders (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	3

economic growth in the U.S. contrasted with the more uncertain picture in Europe. The unemployment rate was a notable exception to generally positive U.S. economic news. Although the unemployment rate declined—from 8.7% in November 2011 to 7.9% in October 2012—at least part of the decline could be attributed to a decline in the labor force. (People are only counted as unemployed if they are officially looking for work.) The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market. Small cap stocks gained 12.08% for the period as measured by the Russell 2000® Index1, trailing the 13.00% gain for mid cap stocks as measured by the Russell 2500TM Index2 and the 15.21% return for large cap stocks as measured by the S&P 500 Index3. Value stocks outperformed growth stocks across all market capitalizations, aided by strong returns from financials.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market.

1.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Traditional Small Cap Growth Fund	Letter to shareholders (unaudited)

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

This page is intentionally left blank.

6	Wells Fargo Advantage Traditional Small Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Paul Carder, CFA

Jeffrey S. Drummond, CFA

Linda Freeman, CFA

Jeffrey Harrison, CFA

Average annual total returns1 (%) as of October 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EGWAX)	6-5-95	5.17	(0.77)	8.12	11.56	0.41	8.76	1.43	1.33
Class C (EGWCX)	7-30-10	9.74	(0.33)	7.96	10.74	(0.33)	7.96	2.18	2.08
Administrator Class (EGWDX)	7-30-10	–	–	–	11.71	0.50	8.84	1.27	1.20
Institutional Class (EGRYX)	11-19-97	–	–	–	11.92	0.72	9.08	1.00	0.98
Russell 2000® Growth Index[4]	–	–	–	–	9.70	1.41	9.66	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	7

Growth of $10,000 investment[5] as of October 31, 2012

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Growth Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Traditional Small Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	For the 12-month period that ended October 31, 2012, the Fund outperformed its benchmark, the Russell 2000® Growth Index.

■	The Fund’s outperformance was largely due to strength from our holdings in two market sectors—information technology (IT) and industrials.

■

We remain committed to our bottom-up fundamental investment process in seeking to identify rapidly growing companies with sustainable business models that trade at what we consider to be reasonable valuations.

Equity market performance continued to be influenced by macro conditions.

The 12-month period began on a positive note as the equity market rallied from November 2011 through March 2012 amid greater confidence in the sustainability of the U.S. economic recovery, the continued strength in corporate earnings, and a tentative solution to the European crisis that, combined with the unprecedented downgrade in the U.S. credit rating, battered the markets in the summer of 2011. That strength continued until early spring when the markets were again rocked by continuing concerns about the European sovereign debt crisis. Later, the markets rallied on the prospect and eventual realization of another round of quantitative easing (QE3) by the Federal Reserve. With the presidential election on the horizon and concerns about the looming “fiscal cliff,” investors have had much to digest.

Aided by QE3, we expect the economy to sustain growth and risk appetites to gradually normalize. We believe many corporations have done an outstanding job of navigating the economic challenges of recent years and company fundamentals should continue to show modest improvement. As always, our objective is to find rapidly growing small companies that trade at what we consider to be reasonable valuations.

Ten largest equity holdings[6] (%) as of October 31, 2012
Cavium Incorporated	2.87
InnerWorkings Incorporated	2.58
Concur Technologies Incorporated	2.42
Financial Engines Incorporated	2.38
DexCom Incorporated	2.34
Shutterfly Incorporated	2.31
Catamaran Corporation	2.29
Vitamin Shoppe Incorporated	2.27
Support.com Incorporated	2.07
Portfolio Recovery Associates Incorporated	2.00

The information technology (IT) and industrials sectors were the two largest contributors to performance.

The IT performance was driven by several specific holdings, including Equinix Incorporated, Ultimate Software Group Incorporated, Concur Technologies Incorporated, and Mellanox Technologies Limited. Long-term holding Equinix Incorporated, a leading global co-location and interconnection service provider, has emerged as the data center of choice for key cloud computing, networking and financial companies that need high-quality infrastructure and interconnectivity to successfully execute their businesses. Several software holdings, including Concur Technologies and Ultimate Software, that benefit from cloud computing adoption performed particularly well. We see a growing adoption of cloud software offerings as the industry matures and enterprise customers grow more comfortable adopting the solutions. Concur Technologies automates travel and expense, and we believe it has a long runway for significant growth. They were also awarded a large contract by the federal government. Ultimate Software Group is a rapidly growing provider of human resources software, and we expect the company to continue to take market share from incumbent offerings. Finally, semiconductor manufacturer Mellanox Technologies Limited saw its earnings and share price soar given strong demand from new internet companies and corporate customers that need to move larger amounts of data faster in their data centers. We recently eliminated the position given our concerns about the sustainability of the company’s revenue growth and its market cap, which had risen above our target range.

In industrials, standout performers included InnerWorkings Incorporated, Portfolio Recovery Associates Incorporated, and EnerSys Company. Long-time position InnerWorkings Incorporated is an outsourcer of print services, and we view them as the dominant global player in the space. We expect the company to continue to grow by offering substantial savings in print costs to enterprise customers and expect additional large contract wins. Portfolio Recovery Associates is the

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	9

dominant debt collector, and we believe it will be best positioned to gain share if the smaller players in the industry are unable to respond to greater regulatory scrutiny. EnerSys Company, the world’s largest motive power battery maker and one of the world’s largest reserve power battery makers, benefited from the attractive growth of energy storage in emerging markets and the need for uninterruptible power systems for critical applications.

Other strong contributors for the fiscal year include Catamaran Corporation and Pharmasset Incorporated (which we no longer hold). Pharmacy benefit manager Catamaran, the former SXC Health Solutions, completed an accretive acquisition of competitor Catalyst Health Solutions and announced significant new business wins. Biotech holding Pharmasset Incorporated emerged as the leader in next-generation therapy for hepatitis C and accepted a takeover offer from Gilead Sciences, Incorporated—a stock we did not own—at a large premium. The cash tender offer was completed in January 2012.

Sector distribution[7] as of October 31, 2012

Consumer discretionary and materials were the largest relative-performance detractors.

The underperformance in consumer discretionary was concentrated in two holdings, Deckers Outdoor Corporation and Vera Bradley Incorporated. Deckers Outdoor Corporation, the maker of the iconic UGG boot, was caught up in the perfect storm of warm winter weather, concerns over inventory levels, and rising sheepskin costs. The stock was sold. Handbag and accessories company Vera Bradley Incorporated was plagued by discounting within its wholesale channel, as well as the erratic performance of its new seasonal patterns. These issues masked the growth in the company’s retail channel and the stock was eliminated from the portfolio.

Materials holdings Intrepid Potash Incorporated and Materion Corporation were also performance detractors. As the drought had temporarily impacted agricultural purchasing decisions, we added to our position in fertilizer company Intrepid Potash. The good news is that commodity prices have been supportive of farm incomes, and we expect a very strong spring application which may lead to impressive growth next year. Materion Corporation, a manufacturer of engineered material for a number of technology, aerospace, and medical markets is, despite its diversification, heavily tied to the consumer electronics sector where reductions for build rates in smart phones and some high-profile product transitions have created weakness. While we pared the position, we continue to like Materion’s prospects as consumer electronics improve.

We remain committed to our bottom-up stock selection process.

Despite persistent global and domestic challenges, we remain confident in our investment philosophy and process, which has served us well for many years. Our bottom-up focus is on owning rapidly growing companies with sustainable business models that trade at what we consider to be reasonable valuations. We believe this is a winning formula for the long term.

Please see footnotes on page 7.

10	Wells Fargo Advantage Traditional Small Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-12	Ending account value 10-31-12	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$982.17	$6.63	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.75	1.33%
Class C
Actual	$1,000.00	$978.45	$10.34	2.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.68	$10.53	2.08%
Administrator Class
Actual	$1,000.00	$982.48	$5.88	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.99	1.18%
Institutional Class
Actual	$1,000.00	$983.63	$4.89	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.98	0.98%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Traditional Small Cap Growth Fund	11

Security name	Shares	Value

Common Stocks: 96.46%

Consumer Discretionary: 17.23%

Auto Components: 0.53%
Dana Holding Corporation	67,400	$886,984

Diversified Consumer Services: 0.77%
Sotheby’s Holdings Incorporated «	41,000	1,276,330

Hotels, Restaurants & Leisure: 0.99%
SHFL entertainment Incorporated †	116,000	1,639,080

Household Durables: 1.83%
Ethan Allen Interiors Incorporated	37,100	1,091,111
Sodastream International Limited «†	54,200	1,937,650

		3,028,761

Internet & Catalog Retail: 2.31%
Shutterfly Incorporated «†	126,400	3,824,864

Leisure Equipment & Products: 1.52%
LeapFrog Enterprises Incorporated †	284,800	2,517,632

Media: 1.18%
Pandora Media Incorporated «†	163,700	1,373,443
Shutterstock Incorporated «†	24,282	576,698

		1,950,141

Specialty Retail: 6.85%
Group 1 Automotive Incorporated «	36,400	2,257,164
Lumber Liquidators Holdings Incorporated †	22,200	1,239,204
Ulta Salon Cosmetics & Fragrance Incorporated	24,900	2,296,278
Vitamin Shoppe Incorporated †	65,838	3,768,567
Zumiez Incorporated «†	71,300	1,804,603

		11,365,816

Textiles, Apparel & Luxury Goods: 1.25%
Oxford Industries Incorporated	37,500	2,080,500

Consumer Staples: 1.32%

Personal Products: 1.32%
Elizabeth Arden Incorporated †	46,200	2,179,716

Energy: 4.76%

Energy Equipment & Services: 2.22%
ION Geophysical Corporation «†	245,700	1,587,222
Key Energy Services Incorporated †	139,300	911,022
Lufkin Industries Incorporated «	23,600	1,180,236

		3,678,480

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Traditional Small Cap Growth Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 2.54%
Berry Petroleum Company Class A «	45,800	$1,763,758
Comstock Resources Incorporated «†	41,200	705,344
Energy XXI Bermuda Limited «	52,600	1,741,060

		4,210,162

Financials: 6.45%

Capital Markets: 2.38%
Financial Engines Incorporated «†	164,400	3,947,244

Commercial Banks: 1.11%
Wintrust Financial Corporation	49,700	1,836,415

Diversified Financial Services: 1.16%
MarketAxess Holdings Incorporated	61,700	1,927,508

Insurance: 0.76%
First American Financial Corporation	55,100	1,253,525

REITs: 1.04%
Ryman Hospitality Properties Incorporated «†	44,300	1,728,143

Health Care: 17.16%

Biotechnology: 4.85%
Ariad Pharmaceuticals Incorporated «†	80,100	1,726,155
Cepheid Incorporated «†	69,100	2,094,421
Cubist Pharmaceuticals Incorporated †	27,300	1,171,170
Exact Sciences Corporation «†	227,600	2,153,096
Incyte Corporation «†	56,400	900,144

		8,044,986

Health Care Equipment & Supplies: 6.24%
DexCom Incorporated «†	295,637	3,872,845
Endologix Incorporated †	149,300	2,009,578
NxStage Medical Incorporated †	83,800	938,560
Tornier NV †	86,734	1,483,151
Volcano Corporation «†	71,277	2,039,948

		10,344,082

Health Care Providers & Services: 3.57%
Catamaran Corporation †	80,600	3,801,096
IPC The Hospitalist Company †	61,500	2,121,135

		5,922,231

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Traditional Small Cap Growth Fund	13

Security name	Shares	Value

Health Care Technology: 1.37%
ePocrates Incorporated «†	99,900	$977,022
Vocera Communications Incorporated «†	48,042	1,291,849

		2,268,871

Pharmaceuticals: 1.13%
Akorn Incorporated «†	156,400	1,878,364

Industrials: 18.86%

Aerospace & Defense: 3.11%
Hexcel Corporation «†	110,143	2,815,255
KEYW Holding Corporation †	192,298	2,334,498

		5,149,753

Air Freight & Logistics: 2.25%
Atlas Air Worldwide Holdings Incorporated †	37,100	2,040,129
Forward Air Corporation «	50,861	1,697,232

		3,737,361

Building Products: 0.63%
Gibraltar Industries Incorporated †	84,400	1,051,624

Commercial Services & Supplies: 4.58%
InnerWorkings Incorporated «†	296,749	4,279,121
Portfolio Recovery Associates Incorporated «†	31,700	3,317,405

		7,596,526

Electrical Equipment: 3.12%
EnerSys Company †	63,600	2,192,928
Polypore International Incorporated «†	84,537	2,982,465

		5,175,393

Machinery: 3.51%
Barnes Group Incorporated «	122,000	2,791,360
RBC Bearings Incorporated «†	29,747	1,477,236
Titan International Incorporated «	73,552	1,543,121

		5,811,717

Professional Services: 0.03%
Sequenom Incorporated †	14,561	45,285

Trading Companies & Distributors: 1.63%
MSC Industrial Direct Company	36,300	2,707,980

Information Technology: 25.62%

Communications Equipment: 1.12%
Procera Networks Incorporated †	82,271	1,863,438

Electronic Equipment, Instruments & Components: 0.28%
Ciena Corporation «†	38,400	476,544

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Traditional Small Cap Growth Fund	Portfolio of investments—October 31, 2012

Security name	Shares	Value

Internet Software & Services: 13.93%
Angie’s List Incorporated «†	146,434	$1,675,205
Brightcove Incorporated †	141,528	1,786,083
Demandware Incorporated †	26,600	789,754
Equinix Incorporated «†	8,254	1,489,104
LivePerson Incorporated †	154,542	2,424,764
LogMeIn Incorporated «†	116,400	2,872,752
Rackspace Hosting Incorporated †	35,000	2,229,150
SPS Commerce Incorporated †	57,809	2,095,576
Support.com Incorporated †	741,000	3,438,240
Vocus Incorporated «†	148,108	2,628,917
Zillow Incorporated «†	44,800	1,673,728

		23,103,273

IT Services: 0.76%
Cardtronics Incorporated †	44,300	1,258,563

Semiconductors & Semiconductor Equipment: 3.98%
Cavium Incorporated «†	143,400	4,758,012
Power Integrations Incorporated «	40,600	1,200,948
Volterra Semiconductor Corporation †	35,065	637,131

		6,596,091

Software: 5.55%
Concur Technologies Incorporated «†	60,678	4,018,704
Qlik Technologies Incorporated «†	63,800	1,174,558
Sourcefire Incorporated «†	21,700	928,543
Ultimate Software Group Incorporated †	30,374	3,078,708

		9,200,513

Materials: 3.07%

Chemicals: 1.89%
Intrepid Potash Incorporated «†	104,238	2,265,092
Rockwood Holdings Incorporated	18,852	865,307

		3,130,399

Metals & Mining: 1.18%
Materion Corporation «	93,897	1,967,142

Telecommunication Services: 1.99%

Diversified Telecommunication Services: 1.99%
Cogent Communications Group Incorporated	151,700	3,293,407

Total Common Stocks (Cost $130,476,887)		159,954,844

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2012	Wells Fargo Advantage Traditional Small Cap Growth Fund	15

Security name	Yield	Shares	Value

Short-Term Investments: 38.80%

Investment Companies: 38.80%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17%	4,273,652	$4,273,652
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.22	60,062,417	60,062,417

Total Short-Term Investments (Cost $64,336,069)			64,336,069

Total investments in securities
(Cost $194,812,956)*	135.26%	224,290,913
Other assets and liabilities, net	(35.26)	(58,462,851)

Total net assets	100.00%	$165,828,062

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $196,624,401 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$37,243,941
Gross unrealized depreciation	(9,577,429)

Net unrealized appreciation	$27,666,512

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Traditional Small Cap Growth Fund	Statement of assets and liabilities—October 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$159,954,844
In affiliated securities, at value (see cost below)	64,336,069

Total investments, at value (see cost below)	224,290,913
Receivable for investments sold	2,278,530
Receivable for Fund shares sold	66,504
Receivable for dividends	514
Receivable for securities lending income	72,456
Prepaid expenses and other assets	25,562

Total assets	226,734,479

Liabilities
Payable for investments purchased	431,705
Payable for Fund shares redeemed	159,581
Payable upon receipt of securities loaned	60,062,417
Advisory fee payable	106,963
Distribution fees payable	74
Due to other related parties	38,633
Accrued expenses and other liabilities	107,044

Total liabilities	60,906,417

Total net assets	$165,828,062

NET ASSETS CONSIST OF
Paid-in capital	$137,145,004
Undistributed net investment loss	(844,914)
Accumulated net realized gains on investments	50,015
Net unrealized gains on investments	29,477,957

Total net assets	$165,828,062

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$119,490,102
Shares outstanding – Class A	6,995,763
Net asset value per share – Class A	$17.08
Maximum offering price per share – Class A2	$18.12
Net assets – Class C	$115,653
Shares outstanding – Class C	6,884
Net asset value per share – Class C	$16.80
Net assets – Administrator Class	$3,062,769
Shares outstanding – Administrator Class	170,692
Net asset value per share – Administrator Class	$17.94
Net assets – Institutional Class	$43,159,538
Shares outstanding – Institutional Class	2,393,785
Net asset value per share – Institutional Class	$18.03

Investments in unaffiliated securities, at cost	$130,476,887

Investments in affiliated securities, at cost	$64,336,069

Total investments, at cost	$194,812,956

Securities on loan, at value	$58,691,801

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2012	Wells Fargo Advantage Traditional Small Cap Growth Fund	17

Investment income
Securities lending income, net	$832,137
Dividends	377,683
Income from affiliated securities	3,256

Total investment income	1,213,076

Expenses
Advisory fee	1,525,285
Administration fees
Fund level	95,330
Class A	327,531
Class C	306
Administrator Class	3,260
Institutional Class	49,048
Shareholder servicing fees
Class A	314,934
Class C	294
Administrator Class	6,285
Distribution fees
Class C	883
Custody and accounting fees	23,110
Professional fees	38,158
Registration fees	75,908
Shareholder report expenses	54,244
Trustees’ fees and expenses	13,035
Other fees and expenses	17,281

Total expenses	2,544,892
Less: Fee waivers and/or expense reimbursements	(227,921)

Net expenses	2,316,971

Net investment loss	(1,103,895)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	21,234,892
Net change in unrealized gains (losses) on investments	1,779,794

Net realized and unrealized gains (losses) on investments	23,014,686

Net increase in net assets resulting from operations	$21,910,791

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Traditional Small Cap Growth Fund	Statement of changes in net assets

	Year ended October 31, 2012		Year ended October 31, 2011

Operations
Net investment loss		$(1,103,895)		$(1,987,386)
Net realized gains on investments		21,234,892		56,092,835
Net change in unrealized gains (losses) on investments		1,779,794		(34,488,100)

Net increase in net assets resulting from operations		21,910,791		19,617,349

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	448,411	7,492,791	449,173	7,360,081
Class C	3,671	60,566	3,392	56,017
Administrator Class	12,871	224,956	259,289	4,086,595
Institutional Class	323,996	5,718,207	525,626	9,145,194

		13,496,520		20,647,887

Payment for shares redeemed
Class A	(1,488,763)	(24,960,878)	(1,936,997)	(31,195,829)
Class C	(4,370)	(71,416)	(2,715)	(44,254)
Administrator Class	(54,670)	(930,097)	(47,523)	(821,679)
Institutional Class	(2,368,280)	(41,700,975)	(3,116,766)	(52,035,775)

		(67,663,366)		(84,097,537)

Net decrease in net assets resulting from capital share transactions		(54,166,846)		(63,449,650)

Total decrease in net assets		(32,256,055)		(43,832,301)

Net assets
Beginning of period		198,084,117		241,916,418

End of period		$165,828,062		$198,084,117

Undistributed net investment loss		$(844,914)		$(20,052)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Traditional Small Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year ended October 31			Year ended September 30
CLASS A	2012	2011	2010[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$15.31	$14.31	$13.77	$12.24	$12.20	$18.70
Net investment loss	(0.11)[3]	(0.16)[3]	(0.02)[3]	(0.12)[3]	(0.04)[3]	(0.03)[3]
Net realized and unrealized gains (losses) on investments	1.88	1.16	0.56	1.65	0.10	(3.61)

Total from investment operations	1.77	1.00	0.54	1.53	0.06	(3.64)
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	0.00	(0.02)	(2.84)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	0.00	0.00	0.00	0.00	(0.02)	(2.86)
Net asset value, end of period	$17.08	$15.31	$14.31	$13.77	$12.24	$12.20
Total return[4]	11.56%	6.99%	3.92%	12.50%	0.53%	(22.75)%
Ratios to average net assets (annualized)
Gross expenses	1.48%	1.43%	1.47%	1.39%	1.33%	1.27%
Net expenses	1.33%	1.33%	1.33%	1.33%	1.33%	1.25%
Net investment loss	(0.69)%	(0.96)%	(0.64)%	(0.92)%	(0.45)%	(0.24)%
Supplemental data
Portfolio turnover rate	57%	123%	9%	80%	118%	113%
Net assets, end of period (000s omitted)	$119,490	$123,063	$136,332	$133,166	$48,067	$56,067

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Growth Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Traditional Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31			Year ended September 30, 2010[2]
CLASS C	2012	2011	2010[1]
Net asset value, beginning of period	$15.18	$14.29	$13.66	$13.18
Net investment loss	(0.25)	(0.27)[3]	(0.02)[3]	(0.04)[3]
Net realized and unrealized gains (losses) on investments	1.87	1.16	0.65	0.52

Total from investment operations	1.62	0.89	0.63	0.48
Net asset value, end of period	$16.80	$15.18	$14.29	$13.66
Total return[4]	10.74%	6.16%	3.93%	4.32%
Ratios to average net assets (annualized)
Gross expenses	2.23%	2.18%	2.25%	2.19%
Net expenses	2.08%	2.08%	2.08%	2.08%
Net investment loss	(1.44)%	(1.72)%	(1.31)%	(1.67)%
Supplemental data
Portfolio turnover rate	57%	123%	9%	80%
Net assets, end of period (000s omitted)	$116	$115	$99	$10

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Traditional Small Cap Growth Fund	21

(For a share outstanding throughout each period)

	Year ended October 31			Year ended September 30, 2010[2]
ADMINISTRATOR CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$16.06	$14.99	$14.43	$13.80
Net investment loss	(0.09)[3]	(0.14)[3]	(0.01)[3]	(0.02)[3]
Net realized and unrealized gains (losses) on investments	1.97	1.21	0.57	0.65

Total from investment operations	1.88	1.07	0.56	0.63
Net asset value, end of period	$17.94	$16.06	$14.99	$14.43
Total return[4]	11.71%	7.14%	3.95%	4.49%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.23%	1.31%	1.37%
Net expenses	1.17%	1.19%	1.20%	1.20%
Net investment loss	(0.54)%	(0.83)%	(0.55)%	(0.77)%
Supplemental data
Portfolio turnover rate	57%	123%	9%	80%
Net assets, end of period (000s omitted)	$3,063	$3,413	$11	$10

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Traditional Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31			Year ended September 30
INSTITUTIONAL CLASS	2012	2011	2010[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$16.11	$15.01	$14.43	$12.79	$12.75	$19.37
Net investment income (loss)	(0.06)[3]	(0.10)	0.00 [3]	(0.10)[3]	(0.02)[3]	0.01
Net realized and unrealized gains (losses) on investments	1.98	1.20	0.58	1.74	0.10	(3.77)

Total from investment operations	1.92	1.10	0.58	1.64	0.08	(3.76)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.00)[4]	(0.02)	0.00
Net realized gains	0.00	0.00	0.00	0.00	(0.02)	(2.84)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	0.00	0.00	0.00	(0.00)[4]	(0.04)	(2.86)
Net asset value, end of period	$18.03	$16.11	$15.01	$14.43	$12.79	$12.75
Total return[5]	11.92%	7.33%	4.02%	12.87%	0.74%	(22.56)%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.00%	1.04%	1.06%	1.08%	0.99%
Net expenses	0.98%	0.98%	0.98%	1.05%	1.08%	0.99%
Net investment income (loss)	(0.35)%	(0.61)%	(0.29)%	(0.78)%	(0.20)%	0.02%
Supplemental data
Portfolio turnover rate	57%	123%	9%	80%	118%	113%
Net assets, end of period (000s omitted)	$43,160	$71,493	$105,475	$102,499	$344,313	$395,954

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Growth Fund.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Traditional Small Cap Growth Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Traditional Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24	Wells Fargo Advantage Traditional Small Cap Growth Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses. At October 31, 2012 as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment loss
$(279,033)	$279,033

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of October 31, 2012, the Fund had a qualified late-year ordinary loss of $826,973 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders

Notes to financial statements	Wells Fargo Advantage Traditional Small Cap Growth Fund	25

bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$159,954,844	0	0	$159,954,844

Short-term investments
Investment companies	4,273,652	60,062,417	0	64,336,069
	$164,228,496	$60,062,417	$0	$224,290,913

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2012, the Fund did not have any significant transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2012, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

26	Wells Fargo Advantage Traditional Small Cap Growth Fund	Notes to financial statements

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.33% for Class A, 2.08% for Class C, 1.20% for Administrator Class, and 0.98% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended October 31, 2012, Wells Fargo Funds Distributor, LLC received $2,321 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2012 were $107,025,882 and $166,794,759, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2012, the Fund paid $351 in commitment fees.

For the year ended October 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

For the years ended October 31, 2012 and October 31, 2011, the Fund did not have any distributions paid to shareholders.

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Late-year ordinary losses deferred*	Unrealized gains
$1,861,463	$(826,973)	$27,666,512

*	This amount will be recognized on the first day of the following fiscal year.

Notes to financial statements	Wells Fargo Advantage Traditional Small Cap Growth Fund	27

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

28	Wells Fargo Advantage Traditional Small Cap Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Traditional Small Cap Growth Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, for the period from October 1, 2010 to October 31, 2010, and for each of the years or periods in the three-year period ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Traditional Small Cap Growth Fund as of October 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2012

Other information (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	29

TAX INFORMATION

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Traditional Small Cap Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 77 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Traditional Small Cap Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

213215 12-12 A247/AR247 10-12

ITEM 2. CODE OF ETHICS

As of the end of the period, October 31, 2012, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of
Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended October 31, 2011 and October 31, 2011 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended October 31, 2011 and October 31, 2012, the Audit Fees were $3,632,872 and $2,971,273, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended October 31, 2011 and October 31, 2012 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended October 31, 2011 and October 31, 2012 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended October 31, 2011 and October 31, 2012, the Tax Fees were $148,800 and $125,980, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended October 31, 2011 and October 31, 2012, the Tax Fees were $295,365 and $237,836, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended October 31, 2011 and October 31, 2012.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Non-Audit Fees – There were no non-audit fees billed for the fiscal years ended October 31, 2011 and October 31, 2012, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. PORTFOLIO OF INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:
/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 26, 2012

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	December 26, 2012

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	December 26, 2012